4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2 FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF TRC-DP 1, LLC THIS FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF TRC-DP 1, LLC, is entered into effective as of April 28, 2026 (the “Effective Date”), by and between TRCC – WEST ONE LLC, a California limited liability company (“Tejon”), and DP NOJET, LLC, a Delaware limited liability company (“DP”). The capitalized terms used herein shall have the respective meanings assigned to such terms in Article XIV. This Agreement is made with reference to the following facts and circumstances: R E C I T A L S : A. TRC-DP 1, LLC, a Delaware limited liability company (the “Company”), is currently governed by that certain Limited Liability Company Agreement of TRC-DP 1, LLC, entered into effective as of October 4, 2024 (the “Original Agreement”). B. The Original Agreement contemplated that the Company would acquire the Property directly. C. One (1) or more proposed Lenders of the Construction Loan have required that the Company acquire the Property indirectly through ownership of a single-member limited liability company in which the Company is the sole equity member. Accordingly, the Members desire to amend the Original Agreement to provide that the Company will acquire the Property indirectly through ownership of the Project Company. D. The Members have agreed to certain changes with respect to the timing and amounts of capital contributions to be made to the Company by each of the Members. E. The Members now desire to amend, restate and supersede the Original Agreement in its entirety (i) to provide for the agreement of the Members with respect to the Company, (ii) to provide that the Company will acquire the Property indirectly through ownership of the Project Company, and (iii) to provide for such other revisions to the Original Agreement as the Members now deem appropriate. NOW, THEREFORE, with reference to the foregoing Recitals, the parties hereto hereby agree as follows: A G R E E M E N T : ARTICLE I CONTINUATION

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-2- 1.01 Continuation; Certificates The Members, by execution of this Agreement, hereby agree to continue the Company as a Delaware limited liability company pursuant to the provisions of the Delaware Act and this Agreement. In connection therewith, the Administrative Member, as an authorized person of the Company, previously executed (i) a Certificate of Formation for the Company in accordance with the Delaware Act, which was duly filed with the Office of the Delaware Secretary of State, and (ii) an Application to Register a Foreign Limited Liability Company (Form LLC-5), which was duly filed with the Office of the California Secretary of State. The Administrative Member shall also execute, acknowledge and/or verify such other documents and/or instruments as may be necessary and/or appropriate to form the Company under the Delaware Act, to continue its existence in accordance with the provisions of the Delaware Act and/or to register, qualify to do business and/or operate its business in California as a foreign limited liability company in accordance with the provisions of the California Act. This Agreement amends, restates and supersedes the Original Agreement in its entirety and sets forth the relevant rights, powers, duties and obligations of the parties hereto. 1.02 Names and Addresses The name of the Company is “TRC-DP 1, LLC.” The registered office of the Company in the State of Delaware shall be at 850 New Burton Road, Suite 201, Dover, Delaware 19904. The name and address of the registered agent for the Company in the State of Delaware shall be The Corporation Trust Company, c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. The name and address of the registered agent for the Company in the State of California shall be Brett Dedeaux, c/o Dedeaux Properties, 1222 6th Street, Santa Monica, California 90401. The principal office of the Company shall be at 1222 6th Street, Santa Monica, California 90401. The names and addresses of the Members are set forth on Exhibit “A” attached hereto. 1.03 Nature of Business The express, limited and only purposes for which the Company is to exist are (i) to acquire one hundred percent (100%) of the limited liability company interests (the “Project Company Interest”) as the sole equity member of TRC-DP 1 Owner, LLC, a Delaware limited liability company (the “Project Company”), (ii) to own, hold, sell, finance, refinance, pledge, transfer, exchange, assign, dispose of, manage or otherwise deal with the Project Company Interest, (iii) to enforce the Company’s rights in and to, and discharge the Company’s obligations under, that certain Limited Liability Company Agreement of TRC-DP 1 Owner, LLC, entered into effective as of even date with this Agreement, as the same may be amended and/or amended and restated from time to time (collectively, the “Project Company Agreement”), and (iv) to conduct such other activities with respect to the Project Company, the Project Company Interest and the Project Company Agreement as are necessary and/or appropriate to carrying out the foregoing purposes and to do all things incidental to or in furtherance of the above enumerated purposes. The Members acknowledge and agree that the purposes to be conducted and promoted by the Project Company are (A) to acquire from Tejon Industrial Corp., a California corporation (“Tejon Industrial Corp.”) (which is an Affiliate of Tejon), that certain real property, which

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-3- contains approximately twenty-four and 57/100ths (24.57) net acres of usable land located within the Tejon Ranch Commerce Center in the County of Kern, State of California, described more particularly on Exhibit “B” attached hereto (the “Property”), (B) to develop and construct upon the Property a Class A industrial building containing approximately five hundred ten thousand three hundred eighty-five (510,385) square feet of space, together with parking and any and all related on-site and off-site improvements appurtenant thereto (collectively, the “Improvements”), (C) to own, lease, maintain, manage, finance, refinance, recapitalize, hold for long-term investment, market, sell, exchange, transfer and otherwise realize the economic benefit from the Property and the Improvements (collectively, the “Project”), and (D) to conduct such other activities with respect to the Project as are necessary and/or appropriate to carrying out the foregoing purposes and to do all things incidental to or in furtherance of the above enumerated purposes. Since the Company will own the Project through its interest in the Project Company, it is the intent of the Members that the Project Company Agreement shall be interpreted together with the provisions of this Agreement to have substantially the same effect to the Members as would be the case if all the interests therein were held, and all such business was conducted, by the Company pursuant to the terms of this Agreement. 1.04 Term of Company The term of the Company commenced on October 3, 2024, the date the Certificate of Formation for the Company was filed with the Office of the Delaware Secretary of State, and shall continue in perpetuity, unless and until dissolved pursuant to Section 12.01. The existence of the Company as a separate legal entity shall continue until the cancellation of the Company’s Certificate of Formation. ARTICLE II MANAGEMENT OF THE COMPANY 2.01 Formation of Executive Committee (a) Executive Committee Matters. Any matter requiring the consent or approval of the Members under this Agreement shall be made by the Members acting through an executive committee (the “Executive Committee”) in accordance with the provisions of this Section 2.01 and Section 2.02. The Executive Committee shall also be responsible for approving the general strategic direction of the Project Company and the Project and for establishing the policies and procedures to be followed by the Administrative Member. (b) Composition of the Executive Committee. The Executive Committee shall be composed of four (4) representatives (individually, a “Representative” and collectively, the “Representatives”). Each Member shall appoint two (2) Representatives to the Executive Committee. Tejon hereby appoints Derek C. Abbott (“Abbott”) and Hugh McMahon (“McMahon”) as its initial Representatives. DP hereby appoints Brett Dedeaux and Matt Evans as its initial Representatives. If the initial or replacement Representative of any Member ceases to serve, then such Member shall replace its

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-4- Representative with a new Representative. Any replacement Representative appointed by a Member pursuant to the preceding sentence shall be subject to the approval of the other Member, which approval may not be unreasonably withheld, conditioned or delayed. The authorized number of Representatives on the Executive Committee may be increased or decreased only with the prior written approval of both Members. 2.02 Committee Procedures (a) Quorum. A “Quorum” for the Executive Committee shall be the presence of at least one (1) Representative of each Member. In the absence of a Quorum, the Representative(s) of the Executive Committee so present may adjourn the meeting until a Quorum is present. The Executive Committee shall meet at least quarterly on a day designated by the Administrative Member. The Executive Committee shall hold such other regularly scheduled meetings as are determined by the Administrative Member. Operational meetings shall also be held on an ad hoc basis with the Executive Committee Representatives and/or their representatives including, without limitation, designated leasing/development managers. Meetings shall be held on a Business Day at the principal office of the Company during normal business hours, unless otherwise agreed to by the Executive Committee. Notice of any regularly scheduled meeting of the Executive Committee shall be given by the Administrative Member to all of the Representatives no fewer than ten (10) days and no more than thirty (30) days prior to the date of any such meeting. Any Representative may participate telephonically in any regular meeting of the Executive Committee. The attendance of a Representative of the Executive Committee at a regularly scheduled meeting of the Executive Committee (either in person or telephonically) shall constitute a waiver of notice of such meeting, except where a Representative of the Executive Committee attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not properly called or convened. Minutes of the Executive Committee shall not be required to be prepared or maintained. Resolutions of the Executive Committee, when signed by a Quorum present at the applicable meeting, shall be binding and conclusive evidence of the decisions reflected therein and any authorization granted thereby. (b) Decisions of the Executive Committee. Subject to Section 2.02(f), all decisions and actions of the Executive Committee shall require the affirmative vote of (i) a majority of the Representatives present at such meeting, and (ii) at least one (1) Representative appointed by each Member at a meeting at which a Quorum is present. (c) Special Meetings. Special meetings of the Executive Committee may be called by or at the request of any Representative and shall be held on a Business Day at the principal office of the Company. Notice of any such special meeting of the Executive Committee shall be given by the calling Representative specifying the time of the meeting to all of the other Representatives no fewer than two (2) Business Days and no more than ten (10) days prior to the date of such meeting. Any Representative may participate telephonically in any special meeting of the Executive Committee. The attendance of a Representative of the Executive Committee at a special meeting of the Executive Committee (either in person or telephonically) shall constitute a waiver of notice of such meeting, except where a Representative of the Executive Committee attends a meeting for

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-5- the express purpose of objecting to the transaction of any business because the meeting was not properly called or convened. The business to be transacted at, and the purpose of, any special meeting of the Executive Committee need not be specified in the notice or waiver of notice of such meeting. Notice of any special meeting may be waived by each Representative of the Executive Committee. (d) Telephonic Participation. Representatives of the Executive Committee may participate in any meetings of the Executive Committee telephonically or through other similar communications equipment provided that all of the Representatives participating in such meeting can hear each another. Participation in a meeting pursuant to the preceding sentence shall constitute presence in person at such meeting for all purposes of this Agreement. (e) Transaction of Business. Provided that notice of a meeting has been given in the manner set forth herein, a Quorum shall be entitled to transact business at any meeting of the Executive Committee. (f) Actions Without Meetings. Any decision or action required or permitted to be taken at a meeting of the Executive Committee or any other decision or action that may be taken at a meeting of the Executive Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by at least one (1) Representative of each Member, which shall have the same effect as an act taken at a properly called and constituted meeting with a Quorum of the Executive Committee at which all of the Representatives of the Executive Committee were present and voting. (g) Proxies. Each Representative may authorize one (1) or more individuals to act for him or her by proxy, but no such proxy shall be voted or acted upon after sixty (60) days from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Representative may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Administrative Member. (h) Limitations on Authority. None of the Members, Representatives or Officers, without the prior written consent of the Executive Committee, may take any action on behalf of or in the name of the Company or the Project Company, or enter into any commitment or obligation binding upon the Company or the Project Company, except for (i) actions expressly authorized by this Agreement, and (ii) actions by any Member (or Representative or Officer) within the scope of such Member’s (or Representative’s or Officer’s) authority granted under this Agreement or the Project Company Agreement, as applicable. (i) Compensation. Except as otherwise approved by the Executive Committee, no Representative shall be entitled to receive any salary, remuneration or reimbursement from the Company or the Project Company for his or her services as a Representative.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-6- (j) Involvement of the Representatives. Each Member shall cause each Representative appointed by such Member to devote such time as is reasonably necessary to carry out such individual’s duties and obligations as a Representative of the Executive Committee. (k) Resolving Deadlocks. If the Executive Committee is deadlocked on any Major Decision (as defined in Section 2.04), then the Representatives shall consult with one another in a good faith attempt to resolve such deadlock for a period of thirty (30) days (or such longer period as is unanimously agreed to by the Representatives). The failure of the Representatives to resolve any impasse for any reason with respect to any Fundamental Decision prior to the expiration of such thirty (30)-day period shall constitute an “Impasse Event” under this Agreement (so long as the deadlock that resulted in such impasse remains unresolved). The term “Fundamental Decision” means any Major Decision described in Sections 2.04(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (o), (p), (s), (w) or (x). After the expiration of such thirty (30)-day period, either Member may elect to exercise the buy/sell provisions contained Article VIII (subject to satisfying the requirements of Article VIII). 2.03 Administrative Member The Members hereby initially designate DP as the “Administrative Member” of the Company. The Administrative Member shall serve as the Administrative Member, unless and until it resigns as provided in Section 2.17(b), is removed pursuant to Section 2.17(c) or ceases to be a member of the Company. The Administrative Member hereby agrees to carry out the business and affairs of the Company and the Project Company in accordance with the Management Standard and to devote such time to the Company and the Project Company as is necessary for the efficient operation of the business and affairs of the Company and the Project Company. The term “Management Standard” means the care exercised by a reasonably prudent commercial real estate developer and manager in Southern California for industrial projects similar in size, nature and location to the Project under the circumstances then prevailing with respect to the entire Project, in full compliance with all applicable laws and legal requirements (subject to the provision of required capital by the Company and the Project Company) and in accordance with the exercise of sound and prudent business practices. Subject to the terms of this Agreement (including Sections 2.04, 2.11, 2.12, 2.13 and 2.14 and Article XI, which assign certain obligations or decision-making authority to Tejon or the Executive Committee), the Administrative Member shall be responsible for (i) preparing and implementing each Approved Business Plan (including, without limitation, each Development Plan, Development Budget, Operating Budget and Marketing Plan contained therein), (ii) implementing the decisions of the Executive Committee, (iii) reporting to the Executive Committee as to the status of the business and affairs of the Company and the Project Company, (iv) managing, supervising, and conducting the day-to-day business and affairs of the Company and the Project Company, (v) managing the accounting and the contract and lease administration for the Project Company and the Project prior to the completion of the Improvements, and (vi) performing such other services that are delegated to the Administrative Member under this Agreement including, without limitation, (A) the development and construction management services delegated to the Administrative Member under Section 2.11, and (B) the marketing and leasing management services delegated to the Administrative Member under Section 2.13. The Administrative Member may not assign or

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-7- delegate its duties or obligations under this Agreement without the prior written consent of the Executive Committee, which may be withheld in its sole and absolute discretion; provided, however, DP may delegate certain of its accounting, reporting and administration duties hereunder to Noble Street Advisors LLC (“NSA”) during the period prior to the completion of the Improvements provided (1) DP shall be solely responsible for paying NSA’s fees and costs without any reimbursement or right to recover any such payment from the Company or the Project Company, and (2) any such delegation shall not release or limit the liability of DP under this Agreement for the performance of such delegated duties. 2.04 Approval of Major Decisions Notwithstanding any other provision contained in this Agreement, neither the Administrative Member nor the other Member may cause the Company or the Project Company to undertake, and the prior approval of the Executive Committee shall be required for, any and all of the following matters (collectively, the “Major Decisions”), unless and to the extent such matters have been specifically approved in the applicable Approved Business Plan: (a) Approved Business Plans. The approval of each business plan for the Company, the Project Company and the Project (and any material amendment, modification, revision or update thereof) including each Development Plan, Development Budget, Operating Budget and Marketing Plan contained therein; (b) Construction of Improvements. The development and/or construction upon the Property of any improvements including, without limitation, any vertical, horizontal, tenant or other improvements (provided that any tenant improvements required by an approved lease shall be deemed approved by the Executive Committee); (c) Sale of Project Company Interest and Project. The sale, exchange, transfer or other disposition of all or any portion of the Project Company Interest and/or the Project (exclusive of any lease of any portion of the Project); (d) Lease of the Project. The form and execution of any lease for all or any portion of the Project or any amendment, modification, extension or termination of any such lease (exclusive of the form of lease for the Project approved by the Executive Committee on or before the approval of the initial Approved Business Plan); (e) Financing. The procurement of any financing or refinancing (including, without limitation, any acquisition, development, construction, recapitalization, interim and long-term financing or refinancing in connection with the Project Company Interest and/or the Project or the entering into of any modification, amendment or other agreement of any such financing or refinancing); (f) Plans and Specifications. Except as previously approved in the Approved Business Plan or in any lease previously approved by the Executive Committee, and except for any change order within the limits of Section 2.04(i), the approval of the plans and specifications for the Improvements and any tenant improvements (and any material amendment or material modification thereof);

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-8- (g) Selection and Retention of Architect and Engineer. Except for the Tejon Consultants and the DP Consultants (as such terms are defined in Section 3.01(b) below) and except as previously approved in the Approved Business Plan, the selection and/or retention by the Company or the Project Company of any architect, structural engineer or other consultant in connection with the construction of the Improvements or any tenant improvements and the terms of any contract entered into by and between the Company or the Project Company, as applicable, and any such architect, engineer or other consultant (and any amendment, modification or termination of any contract entered into and/or assumed by the Company or the Project Company with any architect or engineer including any Tejon Consultant); (h) Construction Contract. The selection and/or retention by the Company or the Project Company of any general contractor and the execution or delivery by the Company or the Project Company, as applicable, of any construction contract and any amendment, modification or termination of any construction contract, but excluding any amendment or modification to the Construction Contract (as defined in Section 2.10) resulting from any change order previously approved under Section 2.04(i) below; (i) Change Orders. The approval by the Company or the Project Company of any change order relating to the construction of the Improvements or any tenant improvements (exclusive of any such change order that is the responsibility of the tenant under any Project Company lease) if (i) such change order would cause a material change in the quality of the Improvements, (ii) the cost of any such change order exceeds Fifty Thousand Dollars ($50,000), or (iii) the aggregate cost of the change order under consideration, together with all prior approved change orders, exceeds Three Hundred Thousand Dollars ($300,000); (j) Capital Contributions. The making of any capital contribution under Section 3.02 required to enable the Company (or the Project Company, as applicable) (i) to pay any cost or expense that is not approved in the Approved Business Plan (taking into account any variances allowed under this Agreement), or (ii) to pay any construction cost overrun incurred by the Company or the Project Company that is an Excess Cost Overrun (as defined below); (k) Selection and Retention of Replacement Property Manager. The selection and/or retention by the Project Company of any property manager that will replace Tejon as a property manager for the Project and the execution or delivery by the Project Company of any property management agreement with any such replacement property manager and any amendment, modification, extension or termination of any such property management agreement entered into with any such replacement property manager; (l) Selection and Retention of Attorneys. The selection and/or retention of any attorney by the Company and/or the Project Company; provided that both Cozen O’Connor and Allen Matkins Leck Gamble Mallory & Natsis LLP are both approved as counsel for the Company and the Project Company;

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-9- (m) Expenditures Outside of Budgets. The making of any expenditure by the Company or the Project Company that is not specifically included or contemplated under any Approved Business Plan, other than as permitted under Section 2.08 and/or Section 2.09; (n) Contracts with Affiliates. Except as provided in Sections 2.11, 2.12, 2.13 and 2.14, the entry into by the Company or the Project Company of any contract with or otherwise making any payment to any Member or any Affiliate of any Member and with respect to any such contract, the making of any material amendment, modification, extension and/or rescission thereof; the declaration of a default thereunder; the institution, settlement and/or compromise of a claim with respect thereto; the waiver of any rights of the Company or the Project Company, as applicable, against the other party(ies) thereto; or the consent to the assignment of any rights and/or the delegation of any duties by the other party(ies) thereto; (o) Material Agreements. Except as provided in the Approved Business Plan and in Section 2.14, the execution or delivery by the Company or the Project Company of any agreement obligating the Company or the Project Company, as applicable, to pay an amount of more than One Hundred Fifty Thousand Dollars ($150,000) and any amendment, modification, extension or termination of any such agreement, including, without limitation, any agreement providing for the payment of any commission, fee or other compensation payable in connection with the sale of all or any portion of the Project Company Interest or the Project; (p) Rebuild. The election to rebuild all or any portion of the Project following a casualty with respect to any portion of the Project, except to the extent such rebuilding is required to comply with the financing documents for any Loan obtained by the Company and/or the Project Company; (q) Press Release. The making of any press release for any purpose relating to the Company, the Project Company or the Project; (r) Employees. The hiring of any employee by the Company or the Project Company; (s) Taxes and Accounting. The selection or changing of the Company’s or the Project Company’s depreciation or other tax accounting methods or elections, changing the Fiscal Year or taxable year of the Company or the Project Company, or making any other material decisions with respect to the treatment of various transactions for accounting or tax purposes that may adversely affect the Members; (t) Confess Judgments. The confession of a judgment against the Company or the Project Company for an amount that exceeds One Hundred Thousand Dollars ($100,000); the payment, compromise, settlement or other adjustment of any claims against the Company or the Project Company for an amount that exceeds One Hundred Thousand Dollars ($100,000); or the commencement or settlement of any legal actions or proceedings

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-10- brought by or against the Company or the Project Company if the amount in dispute with respect to such action or proceeding exceeds One Hundred Thousand Dollars ($100,000); (u) Loans. The lending of any funds by the Company or the Project Company to any Member or any Affiliate thereof or to any third party, or the extension by the Company or the Project Company of credit to any Person on behalf of the Company or the Project Company; (v) Guaranty. The execution or delivery of any document or agreement that would cause the Company or the Project Company to become a surety, guarantor, endorser, or accommodation endorser for any Person, except to the extent such guaranty or endorsement is included in the then applicable Approved Business Plan; (w) Bankruptcy. Any of the following: (i) the filing of any voluntary petition in bankruptcy on behalf of the Company or the Project Company; (ii) the consenting to the filing of any involuntary petition in bankruptcy against the Company or the Project Company; (iii) the filing by the Company or the Project Company of any petition seeking, or consenting to, the reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency; (iv) the consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or the Project Company or a substantial part of the Company’s or the Project Company’s property; (v) the making of any assignment by the Company or the Project Company for the benefit of creditors; (vi) the admission in writing of the Company’s or the Project Company’s inability to pay its debts generally as they become due; or (vii) the taking of any action by the Company or the Project Company in furtherance of any such action; (x) Admission and Withdrawals. Except as permitted pursuant to Article VI, Article VII and Article VIII, the admission or withdrawal of any member into or from the Company, and except as permitted pursuant to the terms of the Project Company Agreement, the admission or withdrawal of any member into or from the Project Company; (y) Merger or Consolidation. The entry into by the Company or the Project Company of any merger, consolidation or other material corporate transaction; (z) Acquisition of Property. The acquisition of any property by the Company (other than the Project Company Interest), the acquisition of any property by the Project Company (other than the Property), and the terms and conditions for any such acquisition; (aa) Purpose. The modification or change in the business purpose of the Company as set forth in this Agreement or the Project Company as set forth in the Project Company Agreement; (bb) Amendments to the Agreement or Project Company Agreement. Any amendment to this Agreement (other than an amendment reflecting the admission or withdrawal of a Member in accordance with the provisions of Articles VI, Article VII and Article VIII) or to the Project Company Agreement;

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-11- (cc) Engaging in Other Businesses. The engagement of the Company in any business or activity outside the scope of the Company’s business set forth in this Agreement and/or the engagement of the Project Company in any business or activity outside the scope of the Project Company’s business set forth in the Project Company Agreement; (dd) Dissolution. Except as required by this Agreement or the Project Company Agreement, the dissolution or Liquidation of the Company or the Project Company, as applicable; (ee) Acts in Contravention. Any act in contravention of this Agreement and/or the Project Company Agreement; and (ff) Other Matters. Any other decision or matter described as a Major Decision in this Agreement or the Project Company Agreement. Without limiting the generality of the foregoing provisions of this Section 2.04, neither the Administrative Member nor the other Member shall undertake any action, expend any sum, make any decision, give any consent, approval or authorization or incur any obligation with respect to any of the foregoing Major Decisions, unless and until such matter has been approved by the Executive Committee (or such matter has been specifically approved in the then applicable Approved Business Plan). Each Representative of the Executive Committee may withhold its approval of any Major Decision in such Representative’s sole and absolute discretion, except for the Major Decisions described in Sections 2.04(a), (e), (f), (g), (i),(j), (k), (l) and (s) (for which such approval shall not be unreasonably withheld, delayed or conditioned). Notwithstanding anything to the contrary in this Agreement, either Member may, without prior approval of the Executive Committee, take any action reasonably necessary to protect life or property, in the event of an emergency where it is impractical to obtain such prior approval; provided that the Member taking the action shall use its reasonable efforts to advise the Representatives as soon as possible of the nature of the emergency and the emergency actions taken. 2.05 Consents and Approvals Either Member may seek the approval of the Executive Committee with respect to any proposed matter set forth in Section 2.04 by delivering written notice to the Representatives describing such proposed action in sufficient detail so as to enable the Representatives to exercise an informed judgment with respect thereto. Such notice shall constitute a call for a special meeting of the Executive Committee as provided in Section 2.02(c) and shall specify a time for the meeting and shall be deemed a notice by the requesting Member’s Representatives for purposes of Section 2.02(c). The Executive Committee shall then meet and either approve or disapprove the proposed action. The Representative(s) of the other Member shall set forth their reasons if they disapprove such action, or may approve the requested action without a meeting as provided in Section 2.02(f). If the Executive Committee fails to meet or otherwise approve the requested action (as provided herein) on or before the expiration of the Response Period, then it shall be conclusively presumed to have disapproved such action. The term “Response Period” means

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-12- (i) if a response time is expressly set forth in this Agreement, then the period of time during which the Member is required to respond, or (ii) if no response time period is expressly set forth in this Agreement, then five (5) Business Days following the effective date of the written notice describing any proposed action requiring the consent or approval of such Member. 2.06 Pre-Development Budget The Members have approved the pre-development budget for the Company and the Project Company (the “Pre-Development Budget”), which is set forth on Exhibit “C” attached hereto. The Pre-Development Budget sets forth the pre-development costs and expenses that have been incurred by Tejon Industrial Corp. with respect to the Property prior to the effective date of the Original Agreement and the estimated pre-development costs and expenses that will be incurred by the Company and/or the Project Company prior to the Project Company’s acquisition of the Property. The pre-development costs and expenses include, without limitation, (i) the costs and expenses incurred by Tejon Industrial Corp. prior to the Effective Date relating to the design and engineering for the Project, (ii) the costs and expenses incurred by Tejon Industrial Corp. prior to the Effective Date to obtain the approvals necessary to proceed with the development of the Project, and (iii) the estimated costs and expenses to be incurred by each Member in connection with the preparation of the Development Plan and Development Budget. Any amounts contributed by any Member to the Company to fund any pre-development costs will be reimbursed from the proceeds of the Construction Loan to the extent approved by the Lender of the Construction Loan (which reimbursement shall reduce such Member’s Capital Account and Unreturned Contribution Account on the date such reimbursement is received). Neither Member shall cause the Company or the Project Company to incur any costs or expenses in connection with the pre-development of the Project, unless such costs and expenses are set forth in the Pre- Development Budget (or the Executive Committee otherwise approves such costs or expenses in its sole and absolute discretion). In addition, no Member shall be reimbursed by the Company or the Project Company for any costs or expenses incurred in connection with the pre-development of the Project, except to the extent such costs and expenses are set forth in the Pre-Development Budget (or the Executive Committee otherwise approves such costs or expenses in its sole and absolute discretion). 2.07 Approved Business Plan In accordance with the Original Agreement, the Administrative Member has prepared and submitted to the Executive Committee for its review and approval the initial annual business plan for the first Business Plan Period, which was approved by the Executive Committee. Concurrently with the execution and delivery of this Agreement, Tejon shall cause Tejon Industrial Corp. to execute and deliver that certain Contribution Agreement and Joint Escrow Instructions in the form attached hereto as Exhibit “D” (the “Contribution Agreement”) which shall then be executed by the Company and the Project Company, if applicable, and deposited into the escrow for the Construction Loan and become effective immediately prior to the closing of the Construction Loan. On or before the Applicable ABP Date (as defined below), the Administrative Member shall submit a new annual business plan for each ensuing Business Plan Period to the Executive Committee. Each annual business plan shall be subject to the review and approval of the

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-13- Executive Committee and include, without limitation, (i) a narrative description of the proposed objectives and goals for the Company and the Project Company, which shall include a description of any major transaction to be undertaken by the Company and the Project Company for such Business Plan Period (or other period); (ii) the proposed terms of any financing to be obtained by the Company and the Project Company (including, without limitation, the proposed terms of the Construction Loan), (iii) a pro forma financial analysis for the Project, (iv) the status of the construction of the Improvements; (v) following the Project Stabilization Date (as reasonably determined by the Administrative Member), a revised Operating Budget, as more particularly described in Section 2.09 below; (vi) a Marketing Plan as described in Section 2.13 for the Improvements; and (vii) such other items as are reasonably requested by either Member. The term “Applicable ABP Date” means (A) with respect to the second Business Plan Period, thirty (30) days after the start of such second Business Plan Period; (B) with respect to the third Business Plan Period, the later of (1) thirty (30) days after the start of the second Business Plan Period, or (2) ninety (90) days prior to the start of such third Business Plan Period; and (C) with respect to all subsequent Business Plan Periods, ninety (90) days prior to the start of each such Business Plan Period. The annual business plan for the applicable Business Plan Period (or other period) that is approved by the Executive Committee is referred to as the “Approved Business Plan.” The Company or the Project Company shall pay all reasonable third-party out-of-pocket costs incurred by either Member or the Company after the Effective Date in preparing each proposed annual business plan, including any costs of doing the investigations and obtaining necessary approvals for construction of the Improvements provided for in the Development Plan to the extent such costs and expenses are set forth in the Pre-Development Budget, regardless of whether the annual business plan for the first Business Plan Period is ultimately approved by the Executive Committee. 2.08 Development and Construction of Improvements The Approved Business Plan for the first Business Plan Period shall include a plan for the development and construction of the Improvements (the “Development Plan”) and a development/construction budget (the “Development Budget”) setting forth the estimated costs and expenses (including any pre-development costs) to be incurred by the Company and/or the Project Company in connection with the development and construction of the Improvements. The Development Plan for the Improvements shall include, without limitation, the architectural design for the Improvements, the construction plans and specifications for such Improvements, a development and construction schedule for the Improvements, the projected dates for the commencement and completion for the Improvements and any fees that the Members (and/or any Affiliates or representatives thereof) are entitled to receive as consideration for providing services to the Company and/or the Project Company in connection with the development and construction of the Improvements. The Development Budget shall set forth on an itemized basis all of (i) the estimated hard and soft construction costs to be incurred by the Company and/or the Project Company in developing and constructing the Improvements pursuant to the Development Plan (which estimated hard construction costs shall be based on actual bids obtained by the Administrative Member), and (ii) a projection setting forth the estimated revenues, expenses and net operating

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-14- income (or loss) for the Project for the period commencing as of the substantial completion of the Project through the Project Stabilization Date. The Administrative Member shall have the right, power and authority without the consent of the other Member (A) to apply up to fifty percent (50%) of the contingency line item and any line item cost savings to other line items, and (B) to cause the Company and/or the Project Company to incur expenditures in excess of any line item, provided that any such expenditure does not exceed, in the case of a change order, the limit specified in Section 2.04(i), or otherwise such line item by more than the lesser of (1) ten percent (10%) of such line item, or (2) Fifty Thousand Dollars ($50,000), after the application of any contingency line item and/or cost savings. The Administrative Member shall also have the right, power and authority to incur actual expenditures on behalf of the Company and/or the Project Company (with Company or Project Company funds, as applicable) for (a) any of the items set forth in any approved Development Budget, as the same may be adjusted in accordance with the foregoing provisions of this Section 2.08, and (b) any items outside of an approved Development Budget provided such item does not exceed Twenty-Five Thousand Dollars ($25,000) alone or all of such expenditures do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate, without the further consent of the other Member. 2.09 Operating Budget Within thirty (30) days after the Project Stabilization Date, Tejon shall prepare an operating budget for the Project (the “Operating Budget”), which shall include, without limitation, on a detailed itemized basis for the Project, the Project Company and the Company, (i) all estimated receipts projected for the period of such Operating Budget and all anticipated expenses, by category, for the Project Company and the Company (including, without limitation, all repairs and capital expenditures projected by the Tejon to be incurred during such period), (ii) the estimated Cash Flow reserves projected to be required for such period, and (iii) a projection setting forth the estimated annual revenues, expenses and net operating income (or loss) expected to be incurred for the ensuing Business Plan Period, which shall be updated to compare the actual results to the projected results set forth in the prior Operating Budget. The Operating Budget shall also include a detailed description of such other information, contracts, agreements and other matters reasonably necessary to inform the Members of all matters relevant to the operation, management, maintenance, leasing and sale of the Project (or any portion thereof) or as may be reasonably requested by any Member. Tejon shall have the right, power and authority without the consent of the other Member (A) to apply up to fifty percent (50%) of the contingency line item and any line item cost savings to other line items, and (B) to cause the Company and/or the Project Company to incur expenditures in excess of any line item, provided that any such expenditure does not exceed such line item by more than ten percent (10%), after the application of any contingency line item or cost savings. Tejon shall also have the right, power and authority to incur actual expenditures on behalf of the Company and/or the Project Company (with Company or Project Company funds, as applicable) for (1) any of the items set forth in any approved Operating Budget, as the same may be adjusted in accordance with the foregoing provisions of this Section 2.09, and (2) any items outside of an approved Operating Budget provided such item does not exceed Fifty Thousand Dollars ($50,000) alone and all such items do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate, without the further consent of the other Member.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-15- 2.10 Construction Contract The Company shall cause the Project Company to hire an independent third-party general contractor (the “General Contractor”) pursuant to a guaranteed maximum price construction contract to be entered into by and between the Project Company and the General Contractor on such terms and conditions that are approved by the Executive Committee (the “Construction Contract”). The Construction Contract shall be executed and delivered to the escrow for the Construction Loan (and shall be effective concurrently with the closing of the Construction Loan described in Section 3.04). Subject to any Force Majeure Delay, the Administrative Member hereby agrees to use it commercially reasonable efforts to cause the General Contractor to commence the construction of the Improvements promptly following the closing of the Construction Loan. All major subcontractors hired for the construction of the Improvements shall be subject to the approval of the Executive Committee, which approval shall not be unreasonably withheld, delayed or conditioned. The Administrative Member shall provide Tejon with a copy of each bid received from each major subcontractor (that would constitute a material agreement of the Company and/or the Project Company under Section 2.04(o) above) on the date the Administrative Member provides Tejon the final construction pricing. 2.11 Development and Construction Management Services The Company shall cause the Project Company to retain each Member (or its designated Affiliate) to act as the development manager for the Project (collectively, the “Development Manager”) pursuant to a separate development management agreement (the “Development Management Agreement”) to be entered into by the Project Company and the Development Manager in a form to be reasonably agreed to by the Members. Subject to the following sentence, the Administrative Member shall have primary responsibility under the Development Management Agreement for (i) interviewing and recommending the environmental consultants, architects, soil engineers, civil engineers and other consultants, specialists and experts (collectively, the “Consultants”) to be hired by the Project Company at the Project Company’s cost in connection with the development and construction of the Improvements, (ii) reviewing and evaluating proposed contracts between the Project Company and each Consultant, and (iii) negotiating such proposed contracts (it being understood that all contracts shall be required to be approved by the Executive Committee and executed by the Project Company). Notwithstanding the foregoing, the Members acknowledge that the Company and/or the Project Company has assumed the duties and obligations of Tejon Industrial Corp. and DP under the contracts set forth on (i) Exhibit “G” attached hereto (collectively, the “TRC Pre-Formation Contracts”), which Tejon Industrial Corp, entered with the consultants that are a party to each TRC Pre-Formation Contract (collectively, the “Tejon Consultants”), and (ii) Exhibit “H” attached hereto (collectively, the “DP Pre-Formation Contracts”), which DP entered into with the consultants that are a party to each DP Pre-Formation Contract (collectively, the “DP Consultants”), respectively, in accordance with the terms of Section 3.01(b) of the Original Agreement. The Administrative Member shall also be responsible under the Development Management Agreement for coordinating and supervising the services to be provided by each such Consultant including, without limitation, each Tejon Consultant and DP Consultant. Without limiting the generality of the foregoing, the Administrative Member shall be responsible under the Development Management Agreement for working closely with the architects hired by the Company to prepare and process the plans and specifications for the Improvements. In addition to the above services,

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-16- the Administrative Member shall also be responsible under the Development Management Agreement for supervising the development and construction of the Improvements. Pursuant to the Development Management Agreement, Tejon shall assist in the general construction oversight activities and will coordinate with the General Contractor to address any construction related issues and matters. In addition, Tejon will take the lead role under the Development Management Agreement in meeting with Kern County and other municipalities and local authorities/agencies to obtain any necessary permits, entitlements, consents and other approvals necessary to construct the Improvements on the Property. As consideration for the Members providing the development management services described in the Development Management Agreement, the Company shall cause the Project Company to pay to the Members a development management fee (“Development Management Fee”) equal to four percent (4%) of the “hard costs” actually incurred by the Project Company in connection with the development and construction of the Improvements. The Development Management Fee shall be paid and earned on the first day of each calendar month in equal monthly installments over the estimated construction period set forth in the Development Plan based upon eighty percent (80%) of the estimated “hard costs” set forth in the Development Budget to be incurred by the Project Company, with twenty percent (20%) of the Development Management Fee to be initially retained by the Project Company. The retained portion of the Development Management Fee shall be paid on the completion of the Improvements based on a reconciliation of the actual total “hard costs” incurred by the Project Company as compared to the budgeted “hard costs” so that the final total Development Management Fee equals four percent (4%) of the total “hard costs” actually incurred by the Project Company in connection with the construction of the Improvements. The Administrative Member shall be entitled to receive sixty percent (60%) of the Development Management Fee and Tejon shall be entitled to receive forty percent (40%) of the Development Management Fee. 2.12 Master Developer Work Tejon Industrial Corp., in its capacity as the master developer of Tejon Ranch Commerce Center, shall be obligated to perform in accordance with the Development Plan the work described on Exhibit “E” attached hereto (the “Master Developer Work”), at Tejon Industrial Corp.’s sole cost and expense, in connection with the contribution of the Property to the Project Company, to the extent reasonably necessary for the development of the Improvements. Prior to commencing the Master Developer Work, (i) the Executive Committee shall reasonably agree upon the location of all utility connections and the ingress and/or egress improvements to be constructed as part of the Master Developer Work, and (ii) Tejon shall provide the Administrative Member with a copy of the plans and specifications for the ingress and/or egress improvements (if any) to be constructed as part of the Master Developer Work. Subject to any delays permitted by Section 13.23, Tejon shall cause Tejon Industrial Corp. to perform the Master Developer Work (A) in a coordinated manner consistent with the schedule in the Development Plan such that the Project can be completed in accordance with the Development Plan by the Project’s scheduled completion date, and (B) in compliance with all required permits from the local government authority. Tejon shall provide the Administrative Member with monthly updates of the Master Developer Work, which has been performed or is contemplated to be performed in the future. The Master Developer Work will be performed by Tejon Industrial Corp. at its sole cost and expense in accordance with this

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-17- Section 2.12. Tejon hereby agrees to indemnify, defend, protect and hold harmless the Company and the Project Company from and against any and all claims, liabilities, losses, costs, expenses, damages and/or expenses including, without limitation, any attorneys’ and expert witness fees and costs (collectively, “Losses”) incurred by the Company or the Project Company as a result of Tejon Industrial Corp. failing to perform the Master Developer Work in accordance with the requirements of clause (A) and (B) above (to the extent not caused by any delays permitted by Section 13.23). The Losses subject to the foregoing indemnification obligation include, without limitation, all additional financing interest and costs, penalties, contractor delay costs and fees, and other costs actually incurred by the Company or the Project Company that would not have been incurred but for Tejon Industrial Corp. failing to timely perform the Master Developer Work in accordance with the requirements of clause (A) and (B) above (subject to any delays permitted by Section 13.23). Any such payment by Tejon under the preceding sentence shall not be considered a capital contribution by Tejon and shall not affect the Percentage Interests of the Members. 2.13 Marketing and Leasing Management The Administrative Member shall be responsible for preparing a marketing plan for the Project and negotiating leases for the Project with the assistance of, and in coordination with, the other Member. The marketing plan shall be submitted by the Administrative Member to the Executive Committee (as part of the annual business plan for the first Business Plan Period) for its review and approval, which approval shall not be unreasonably withheld, delayed or conditioned. Each marketing plan that is approved by the Executive Committee is hereinafter referred to as the “Marketing Plan.” The Marketing Plan shall describe in reasonable detail (i) the types of proposed users and buyers for the Project, (ii) the marketing, leasing and sales objectives and a timeline for accomplishing such objectives, and (iii) such other information regarding the marketing of the Project as is reasonably requested by the Executive Committee. The Administrative Member shall be primarily responsible for implementing each Marketing Plan on behalf of the Project Company and Tejon shall reasonably assist the Administrative Member in its efforts to implement each such Marketing Plan. The Project Company shall pay all third-party out-of-pocket costs and expenses incurred in connection with the implementation of each such Marketing Plan. The Marketing Plan shall be updated by the Administrative Member on an annual basis and submitted to the Executive Committee for its review and approval, which approval shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, if the Project is fully leased, then the Administrative Member shall not be required to update the Marketing Plan prior to the date that is one (1) year prior to the expiration of the earliest of such leases to expire (unless otherwise requested to do so by the other Member). In consideration of the services provided by the Members with respect to the marketing and leasing of the Project, the Company shall cause the Project Company to pay to the Members a leasing override fee (“Leasing Override Fee”) equal to one percent (1%) of the total revenue to be received by the Project Company under each lease over the term of such lease. The Leasing Override Fee shall be paid and earned on the same date as the payment of brokerage commissions is owed by the Project Company to the broker or brokers involved in each such lease. Each Member shall be entitled to receive fifty percent (50%) of the Leasing Override Fee.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-18- 2.14 Property Management The Company shall cause the Project Company to retain Tejon Industrial Corp. (or its designated Affiliate) to act as the property manager for the Project (the “Property Manager”) pursuant to a separate property management agreement (the “Property Management Agreement”) to be entered into by the Project Company and the Property Manager in a form to be reasonably agreed to by the Members. In its capacity as a property manager for the Project, the Property Manager shall be responsible for managing the accounting and the contract and lease administration for the Project including, without limitation, enforcing the Project Company’s rights and benefits, and causing the Project Company to perform its duties and obligations, under each lease entered into with respect to the Project. The Property Manager shall also be responsible for the repair and maintenance of the Project and customer service. As compensation for rendering the services described in the Property Management Agreement, (i) the Company shall cause the Project Company to reimburse the Property Manager for the reasonable third-party out- of-pocket costs incurred by the Property Manager in rendering such services, and (ii) the Company shall cause the Project Company to pay to the Property Manager a fee (the “Property Management Fee”) equal to two percent (2%) of the gross receipts received by the Project Company from the operation of the Project. The Property Management Fee shall be earned as the management services are rendered and paid on the first day of each calendar month based upon the gross receipts received by the Project Company in the preceding calendar month. If any of the terms of the Property Management Agreement are inconsistent with the terms of this Section 2.14, then the terms of the Property Management Agreement shall control. 2.15 Retention of Third-Party Brokers The Company shall cause the Project Company to engage third-party brokers to lease space in the Project that are approved by the Executive Committee. The Company shall cause the Project Company to pay all broker, marketing and legal costs payable to any third-party broker retained by the Project Company. The Members hereby pre-approve the Project Company hiring JLL as a broker for the Project, which will be led by Mike McCrary and Peter McWilliams. 2.16 Authority with Respect to the Affiliate Agreements Notwithstanding any other provision of this Agreement including, without limitation, Sections 2.01, 2.02, 2.03 and 2.04, Tejon or DP, as the case may be, shall have the sole right, power and authority, in its sole and absolute discretion and without the consent or approval of the other Member (the “Affiliated Member”), (i) to cause the Company and/or the Project Company to enforce its rights under any contract or other agreement entered into by the Company or the Project Company, as applicable, with the Affiliated Member and/or any Affiliate thereof (collectively, the “Affiliate Agreements”) following any breach by the Affiliated Member and/or any Affiliate thereof under any such Affiliate Agreement after the required notice of default and lapse of any applicable cure periods provided for in such Affiliate Agreements, (ii) to make all decisions on behalf of the Company or the Project Company, as applicable, with respect to any amendment, modification, rescission, extension, and/or termination under any Affiliate Agreement, (iii) to determine the existence of any default under any Affiliate Agreement and to cause the Company or the Project Company, as applicable, to declare any such default following any breach by the Affiliated Member and/or any Affiliate thereof under such Affiliate Agreement,

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-19- subject to any applicable notice and cure periods provided for in such Affiliate Agreement, (iv) to cause the Company or the Project Company, as applicable, to institute, settle and/or compromise any claim under any Affiliate Agreement against the Affiliated Member and/or any Affiliate thereof, (v) to cause the Company or the Project Company, as applicable, to waive any rights of the Company or the Project Company, as applicable, against the Affiliated Member and/or any Affiliate thereof under any Affiliate Agreement, and (vi) to cause the Company or the Project Company, as applicable, to consent to the assignment of any rights and/or the delegation of any duties by the Affiliated Member and/or any Affiliate thereof under any Affiliate Agreement. DP or Tejon, as the case may be, shall cooperate in good faith with the other Member in the exercise by the other Member of the foregoing rights and actions under the Affiliate Agreements. 2.17 Election, Resignation, Removal of the Administrative Member (a) Number, Term and Qualifications. The Company shall have one (1) Administrative Member. Unless it resigns (pursuant to the terms of this Agreement), is removed or ceases to be a member of the Company, the Administrative Member shall hold office until a successor shall have been elected and qualified. Unless the Administrative Member resigns or is removed pursuant to Section 2.17(c), a new Administrative Member may not be appointed without the approval of the Executive Committee. (b) Resignation. The Administrative Member may only resign with the prior written approval of the Executive Committee, which may be withheld in its sole and absolute discretion. Except as set forth below in Section 2.17(d), any resignation of the Administrative Member in accordance with the terms of this Section 2.17(b) shall not affect the Administrative Member’s rights as a member of the Company, and shall not constitute a withdrawal of the Administrative Member as a member of the Company. (c) Removal. The Administrative Member (or any successor administrative member) may be removed following the occurrence of a Just Cause Event, by written notice (“Removal Notice”) from the other Member to the Administrative Member within forty-five (45) days following the date such Member first becomes aware of such Just Cause Event. The Removal Notice shall specify in reasonable detail the Just Cause Event giving rise to the removal. For purposes of this Section 2.17(c), “Just Cause Event” shall mean: (i) Failure to Maintain Control of Dedeaux Member. None of Brett Dedeaux, Justin Dedeaux and/or Anthony Dedeaux, individually or collectively, at any time, directly or indirectly, maintain control of DP. As used in this Agreement, the terms “control,” “controls” and “controlling” mean the possession by any Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person (including in such Person’s capacity as a trustee of a trust), whether through the ownership of voting securities, by contract or otherwise; (ii) Breach of Agreement. The breach of any material covenant, duty or obligation under this Agreement by the Administrative Member if (i) the Administrative Member has received written notice from the other Member of the

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-20- breach describing such breach in reasonable detail, and (ii) (A) the breach is not reasonably susceptible of being cured, or (B) subject to the following sentence, if the breach is reasonably susceptible of being cured (1) the Administrative Member has failed to commence the cure or remedy of the breach within fifteen (15) days following the effective date of the notice, or (2) failed to complete the cure or remedy within a reasonable period of time (not to exceed 30 days following the effective date of such notice, unless the cure or remedy cannot be reasonably completed within such 30-day period and the Administrative Member fails to diligently proceed with the cure or remedy to completion within an additional 15 days following the expiration of such initial 30-day period). Notwithstanding the foregoing, the Administrative Member shall not have the right to cure any breach or other event that would otherwise constitute a Just Cause Event if the Administrative Member (or any other party) has already cured two (2) or more prior breaches or events that would have constituted Just Cause Events (but for the exercise of such cure rights); (iii) Fraud, Willful Misconduct, Gross Negligence, Etc. The Administrative Member’s fraud, willful misconduct or gross negligence or the conviction of the Administrative Member or any Affiliate thereof of a crime involving moral turpitude (other than driving a motor vehicle while intoxicated) if such crime impacts the reputation of the Company, the Project Company or the other Member or otherwise impacts the performance of the Project (or the performance of the Administrative Member’s duties hereunder) (other than any misappropriation of funds described in clause (iv) below); or (iv) Misappropriation of Funds. Any misappropriation of funds by the Administrative Member provided that if such misappropriation of funds is committed by an employee of the Administrative Member, then such event shall not constitute a Just Cause Event if, within ten (10) Business Days after being notified in writing of such event, the Administrative Member makes full restitution to the Company and/or the Project Company of all damages caused by such event and terminates the employment of such employee. (d) Rights Following Resignation or Removal. Upon the resignation of an Administrative Member or the removal of a member as the Administrative Member in accordance with Section 2.17(c), (i) the resigned or removed Member shall be relieved of its duties as Administrative Member under this Agreement including, without limitation, the duty to provide the development management and marketing services described in Sections 2.11 and 2.13, (ii) the other Member shall have the right, power and authority to designate the replacement Administrative Member (which may be the other Member, any Affiliate of the other Member and/or any other Person) to replace the Member that has resigned or been removed as the Administrative Member (or any replacement Administrative Member) and such replacement Administrative Member shall have all of the rights, duties and obligations of the Administrative Member under this Agreement (including, without limitation, the right to receive any fees or other amounts payable to the Administrative Member under this Agreement following such resignation or removal for services that are thereafter provided by the replacement Administrative Member), and

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-21- (iii) the other Member may terminate any or all of the Affiliate Agreements entered into with the Administrative Member or any Affiliate thereof and/or hire at the expense of the Company or the Project Company, as applicable, a new development manager and/or marketing director including, without limitation, the other Member or any Affiliate of such other Member which is qualified to render the services previously provided by the resigned or removed Member. (e) No Adjustment to Percentage Interests. Except as provided in Section 2.17(d), if a Member resigns or is removed as the Administrative Member, then the Percentage Interests of the Members shall not be adjusted and the removed Administrative Member shall retain all of its rights, duties and obligations of a member under this Agreement (other than any rights, duties and/or obligations as the Administrative Member). 2.18 Officers (a) Appointment of Officers. The Executive Committee may appoint, and delegate authority to, officers (“Officers”) of the Company at any time. The Officers of the Company may include, without limitation, a Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, Senior Vice President, Vice President, Assistant Vice President, Secretary and Assistant Secretary. Any individual may hold any number of offices. Unless the Executive Committee otherwise determines in its sole and absolute discretion, (i) if the title assigned to any Officer is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, then the assignment of such title shall constitute the delegation to such person of the rights, powers, duties, obligations and authority that are normally associated with that office, and (ii) no Officer shall receive any salary or other compensation for acting as an Officer of the Company. Any delegation pursuant to this Section 2.18(a) may be revoked at any time by the Executive Committee. The Officers shall serve at the pleasure of the Executive Committee. (b) Removal of Officers. Any Officer may be terminated, either with or without cause, by the Executive Committee at any time. Any Officer may resign at any time by giving written notice to the Executive Committee. Any resignation shall take effect as of the effective date of any such notice or at any later time specified in such notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. A vacancy in any office because of death, incapacity, resignation, removal, disqualification or any other cause shall be filled, if at all, in the manner prescribed in this Agreement for regular appointments to that office. 2.19 Treatment of Payments For financial and income tax reporting purposes, any and all fees paid by the Company to any Member and/or any Affiliate thereof shall be treated as expenses of the Company and, if paid to any Member, as guaranteed payments within the meaning of Section 707(c) of the Code. To the extent all or any portion of any fee is not paid in full prior to the Liquidation of the Company, such unpaid portion of such fee shall constitute a debt of the Company payable upon such

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-22- Liquidation. The Members acknowledge and agree that any fee paid to any Member (and/or any Affiliate thereof) in accordance with the terms of this Agreement shall constitute the sole and exclusive property of such recipient Member (and/or such Affiliate), and the other Member shall not have any rights thereto or interests therein. 2.20 Reimbursement and Fees Except as expressly provided in this Agreement, the Pre-Development Budget or otherwise agreed to in writing by the Executive Committee, including, without limitation, pursuant to the terms of any Approved Business Plan, none of the Members (or their respective Affiliates and/or other representatives) shall be paid any compensation for rendering services to the Company or to the Project Company or otherwise be reimbursed for any costs and expenses incurred by such Member (and/or any Affiliate or representative thereof) on behalf of the Company or the Project Company. Without limiting the generality of the foregoing, neither Member nor any Affiliate thereof shall be reimbursed for any general and administrative costs and expenses incurred by such party. Any request for reimbursement by any Member pursuant to this Section 2.20 shall be accompanied by supporting documentation and shall be made within thirty (30) days after the date such expenses are incurred by such Member. Any such reimbursement shall not reduce such Member’s Capital Account or Unreturned Contribution Account. 2.21 Insurance The Administrative Member shall cause the Company and/or the Project Company to purchase and maintain (at the expense of the Company or the Project Company, as applicable) a commercial general liability insurance policy, a builder’s risk insurance policy and a property insurance policy in such amounts as are reasonably determined by the Executive Committee and such other insurance as may be requested from time to time by the Executive Committee. The cost of any insurance policies maintained by the Company or the Project Company pursuant to this Section 2.21 shall be an expense of the Company or the Project Company, as applicable, and shall be included in the Development Budget or the Operating Budget. ARTICLE III MEMBERS’ CONTRIBUTIONS TO COMPANY 3.01 Initial Contributions of the Members through Construction Loan Funding The initial capital contributions of the Members shall be made as follows: (a) Initial Cash Contributions. Concurrently with the execution and delivery of this Agreement, the balance standing in each Member’s Capital Account and Unreturned Contribution Account is equal to the balance set forth opposite such Member’s name on Exhibit “A” attached hereto under the column titled “Unreturned Contribution Account”. (b) Intentionally Deleted. (c) Tejon Property and Related Contributions. In accordance with the terms of the Contribution Agreement, Tejon Industrial Corp. shall assign, transfer and convey to

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-23- the Project Company, Tejon Industrial Corp.’s entire fee interest in and to the Property, subject only to the Permitted Exceptions (as defined in the Contribution Agreement). Tejon Industrial Corp. shall transfer the Property to the Project Company concurrently with the closing of the Construction Loan at an agreed upon value (net of all such approved liens, encumbrances and permitted exceptions) of Nine Dollars ($9.00) per square foot of the agreed upon net usable land area contained in the Property, reduced by the lien for property taxes not yet payable and adjusted for any other prorations in the manner described below and any other items set forth in the Contribution Agreement (the “Agreed Value”). The Agreed Value shall be reduced by the amount of any net prorations and credits charged to Tejon Industrial Corp. under the Contribution Agreement and increased by the amount of any net prorations and credits charged to the Project Company under the Contribution Agreement. The Agreed Value of the Property prior to any adjustment for real property taxes not yet payable, prorations and credits will equal approximately Nine Million Six Hundred Thirty-Two Thousand Four Hundred Twenty-Two and 80/100th Dollars ($9,632,422.80) (i.e., (24.57 acres of net usable land x 43,560 square feet per acre) x $9.00 = $9,632,422.80). In order to limit any potential liability that Tejon and the Company may incur as a result of taking direct title to the Property and to reduce expenses associated with transferring the Property, the parties hereto hereby acknowledge and agree that Tejon Industrial Corp. is conveying the Property directly to the Project Company. For financial accounting and income tax reporting purposes, the direct transfer of the Property from Tejon Industrial Corp. to the Project Company shall be characterized in the following manner: (i) first, the Property shall be deemed to have been transferred by Tejon Industrial Corp. to Tejon, (ii) second, the Property shall be deemed to have been transferred by Tejon to the capital of the Company, and (iii) third, the Property shall be deemed to have been transferred by the Company to the capital of the Project Company. Tejon’s Capital Account and Unreturned Contribution Account shall each be credited by an amount equal to the Agreed Value on the date the Property is contributed to the Project Company. Prior to the contribution of the Property to the Project Company, Tejon Industrial Corp. shall complete the re-abandonment of the oil well that is located on the Property (the “Re-Abandoned Well”) in accordance with the requirements of the California Geologic Energy Management Division. On the date the Property is transferred by Tejon Industrial Corp. to the Project Company, Tejon’s Capital Account and Unreturned Contribution Account shall be increased by Two Hundred Twenty Thousand Dollars ($220,000), which reflect the actual out-of-pocket costs incurred by Tejon Industrial Corp. in completing the re-abandonment of the Re-Abandoned Well. Following its acquisition of the Property, the Company shall cause the Project Company to install, at its expense, a venting system and passive monitoring equipment for the Re-Abandoned Well. The estimated cost to install the venting system and passive monitoring system shall be set forth in the Development Budget. The Project Company will covenant and agree in the Contribution Agreement not to disturb, or to allow any other party to disturb, the Re-Abandoned Well. Tejon Industrial Corp. will retain the Re-Abandoned Well in its operatorship following the Project Company’s acquisition of the Property and Tejon Industrial Corp. shall be fully and solely responsible for all aspects of the Re-Abandoned Well, including compliance with all applicable laws, regulations and guidelines governing the Re-Abandoned Well. If

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-24- the terms of the Contribution Agreement are inconsistent with the terms of this Section 3.01(c), then the terms of the Contribution Agreement shall control. (d) DP Balancing Contribution. Concurrently with the closing of the Construction Loan (and through the escrow established for the Construction Loan), DP shall contribute to the capital of the Company, in cash, an amount equal to: (i) forty percent (40%) of the Agreed Value, and (ii) forty percent (40%) of the $220,000 in costs incurred by Tejon Industrial Corp. in completing the re-abandonment of the Re-Abandoned Well, taking into account the then current Unrecovered Contribution Account Balance of the Members and adjusting such contribution by DP to achieve a 60/40 basis under this Agreement (the “DP Balancing Contribution”). DP’s Capital Account and Unreturned Contribution Account shall be credited by the amount of such contribution on the date such contribution is made. Concurrently with the closing of the Construction Loan, the Company shall distribute the capital contribution made by DP pursuant to this Section 3.01(d) to Tejon, which distribution shall be debited to Tejon’s Capital Account and Unreturned Contribution Account on the date such distribution is made. After such distribution is made, the balance standing in Tejon’s Capital Account and Unreturned Contribution Account shall reflect Tejon’s sixty percent (60%) Percentage Interest, and the balance standing in DP’s Capital Account and Unreturned Contribution Account shall reflect DP’s forty percent (40%) Percentage Interest. 3.02 Additional Capital Contributions If the Company has insufficient funds to meet its current or projected financial requirements including, without limitation, insufficient funds to satisfy the Project Company’s obligation to contribute borrower equity under the Construction Loan, to fund any operational deficiencies, or to satisfy any construction cost overruns incurred by the Project Company (a “Shortfall”), then the Administrative Member shall give written notice (the “Capital Call Notice”) of such Shortfall to the other Member. If the Company has a Shortfall and the Administrative Member fails to deliver a Capital Call Notice for such Shortfall, then the other Member may deliver the Capital Call Notice pursuant to this Section 3.02. The Capital Call Notice shall summarize, with reasonable particularity, the Company’s actual and projected cash obligations, cash on hand, projected sources and amounts of future Cash Flow and a contribution date (“Additional Contribution Date”) (which shall not be less than ten (10) Business Days following the effective date of such notice). Notwithstanding the foregoing, (i) with respect to Shortfalls necessary to fund borrower equity contributions required to be made by Project Owner under the Construction Loan (“Borrower Equity Shortfalls”), DP shall contribute, in cash, forty percent (40%) of the funds necessary to satisfy such Shortfall and Tejon shall contribute, in cash, sixty percent (60%) of the funds necessary to fund such Shortfall until each Member has contributed the amount of such Member’s Borrower Equity Capital Commitment set forth opposite such Member’s name on Exhibit “A” attached hereto, and (ii) except with respect to Borrower Equity Shortfalls, prior to the 50/50 True-Up Date, DP shall be obligated to contribute to the capital of the Company, in cash, one hundred percent (100%) of the funds necessary to satisfy Shortfalls. On and after the 50/50 True-Up Date, each Member shall be obligated to contribute to the capital of the Company, in cash, such Member’s Percentage Interest of the funds necessary to satisfy such Shortfall.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-25- Notwithstanding the foregoing, the Members shall not be obligated to make any additional capital contribution pursuant to this Section 3.02 to enable the Company to pay any cost or expense that is not approved in the Approved Business Plan (taking into account any variances allowed under this Agreement), unless (i) the additional capital contribution is required to enable the Company to pay a construction cost overrun incurred by the Project Company that is not an Excess Cost Overrun, or (ii) the Executive Committee has approved such capital contribution in its sole and absolute discretion pursuant to Section 2.04(j) above. The term “Excess Cost Overrun” means any construction cost overruns incurred by the Project Company in connection with the development and construction of its Improvements to the extent such cost overruns exceed Five Million Dollars ($5,000,000) in the aggregate. Any and all amounts contributed to the capital of the Company by any Member pursuant to this Section 3.02 shall be credited to such Member’s Capital Account and Unreturned Contribution Account on the date any such contribution is made. 3.03 Remedy for Failure to Contribute Capital If any Member (the “Non-Contributing Member”) fails to contribute timely all or any portion of the additional capital such Member is required to contribute pursuant to Section 3.02 (the “Delinquent Contribution”), and provided that the other Member (the “Contributing Member”) has timely contributed to the capital of the Company all of the additional capital required to be contributed by such Contributing Member pursuant to Section 3.02 (with respect to that particular notice and capital call), then such Contributing Member shall have the right to select one (1) or more of the following options in accordance with the terms set forth below in this Section 3.03. For all purposes of this Section 3.03, Tejon shall be deemed to be a Contributing Member with respect to any Delinquent Contribution by DP prior to the 50/50 True Up Date, notwithstanding that Tejon is not required to contribute any additional capital to the Company pursuant to Section 3.02 in respect of the applicable Shortfall. (a) Loan Remedy. The Contributing Member may advance to the Company, in cash, within thirty (30) days following the Additional Contribution Date, an amount equal to the Delinquent Contribution, and such advance shall be treated as a nonrecourse loan (“Default Loan”) by the Contributing Member to the Non-Contributing Member, bearing interest at a rate equal to the lesser of (i) the prevailing prime commercial lending rate of Wells Fargo Bank plus five (5) percentage points, adjusted concurrently with any adjustments to such rate and compounded annually, or (ii) the maximum, non- usurious rate then permitted by law for such loans. Subject to Sections 7.09 and 8.08, each Default Loan shall be due and payable in full one hundred twenty (120) days from the date advanced (or, if earlier, upon the dissolution of the Company). As of the effective date of the advance of any Default Loan, the Capital Account and the Unreturned Contribution Account of the Non-Contributing Member shall be credited with an amount equal to the original principal balance of the Default Loan made by the Contributing Member to the Non-Contributing Member. Notwithstanding the provisions of Articles V and XII, until any and all Default Loans made to the Non- Contributing Member are repaid in full, the Non-Contributing Member shall receive no further distributions from the Company, and all cash or property otherwise distributable with respect to the Non-Contributing Member’s Interest shall be distributed to the

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-26- Contributing Member as a reduction of the outstanding balance of (together with all accrued, unpaid interest thereon) any and all such Default Loans, with such funds being applied first to reduce any and all interest accrued on such Default Loan(s) and then to reduce the principal amount thereof. Any amounts so applied shall be treated, for all purposes under this Agreement, as having actually been distributed to the Non- Contributing Member pursuant to Section 5.01 and applied by the Non-Contributing Member to repay such outstanding Default Loan(s). To secure the repayment of any and all Default Loans made to the Non- Contributing Member, such Non-Contributing Member hereby grants a security interest in favor of the Contributing Member in and to the Non-Contributing Member’s entire Interest in the Company, and hereby irrevocably appoints the Contributing Member, and each of the Contributing Member’s representatives, agents, officers or employees, as the Non- Contributing Member’s attorney(s)-in-fact, with full power to prepare, execute, acknowledge, and deliver, as applicable, all documents, instruments, and/or agreements memorializing and/or securing such Default Loan(s), including, without limitation, such Uniform Commercial Code financing and continuation statements, mortgages, pledge agreements and other security instruments as may be reasonably appropriate to perfect and continue the security interest in favor of such Contributing Member. The Contributing Member is also authorized to cause the Company to issue certificates (collectively, the “Certificates”) evidencing the Members’ respective Interests in the Company (in such form as is determined in the sole and absolute discretion of the Contributing Member) and is further authorized to take possession and control of any such Certificate of the Non-Contributing Member if it has made a Default Loan to the Non- Contributing Member. Following the issuance of the Certificates, each Interest in the Company shall constitute a “certificated security” within the meaning of, and be governed by, (A) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the State of Delaware, and (B) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Notwithstanding any provision of this Agreement to the contrary, to the extent any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code, as in effect in the State of Delaware (6 Del C. § 8-101, et seq.), such provision of Article 8 of the Uniform Commercial Code shall control. If, upon the maturity of a Default Loan (taking into account any agreed upon extensions thereof), any principal thereof and/or accrued interest thereon remains outstanding, then the Contributing Member may elect any one (1) of the following options: (1) to renew such Default Loan (or portion thereof) pursuant to the terms and provisions of this Section 3.03(a) for such additional term as is determined in the sole and absolute discretion of the Contributing Member; (2) to institute legal (or other) proceedings against the Non-Contributing Member to collect such loan which may include, without limitation, foreclosing against the security interest granted above; (3) to contribute all or any portion of such outstanding principal of, and accrued interest on, such Default Loan (or portion

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-27- thereof) to the capital of the Company and dilute the Percentage Interest of the Non- Contributing Member pursuant to the provisions of Section 3.03(b); or (4) to implement the default provisions set forth in Article VII in accordance with the provisions of Section 3.03(c). The Contributing Member may elect any of the options set forth in the immediately preceding sentence by giving written notice of such election to the Non-Contributing Member within thirty (30) days following such maturity date. Failure of the Contributing Member to timely give such written notice to the Non-Contributing Member shall be deemed to constitute an election to renew such Default Loan for an additional term of one hundred twenty (120) days on the terms set forth herein. If the Contributing Member elects to foreclose upon the security interest in the Non-Contributing Member’s Interest in the Company granted above, then the Contributing Member is authorized to cancel the Certificate evidencing the Non-Contributing Member’s Interest in the Company and issue a new Certificate to the Contributing Member that has foreclosed upon such Interest. (b) Dilution Remedy. The Contributing Member may contribute to the capital of the Company, in cash, within thirty (30) days following the Additional Contribution Date an amount equal to the Delinquent Contribution, and such Contributing Member’s Capital Account and Unreturned Contribution Account shall each be credited with the amount contributed by such Contributing Member (in addition to the Adjustment Amount described below). Further, upon the maturity of a Default Loan that is not fully repaid on or before the maturity date thereof, the Contributing Member may contribute to the capital of the Company, in accordance with the provisions of Section 3.03(a) above, all or any portion of the outstanding principal of and/or accrued interest on such Default Loan previously advanced by such Contributing Member that is not repaid prior to the maturity date thereof, and (i) the amount of such outstanding principal and/or interest so contributed shall be deemed repaid and satisfied; (ii) in addition to the Adjustment Amount described below, the Capital Account and the Unreturned Contribution Account of the Non- Contributing Member shall be decreased, but not below zero (0), by the amount of such outstanding principal and/or interest so contributed; and (iii) in addition to the Adjustment Amount described below, the Capital Account and the Unreturned Contribution Account of the Contributing Member shall be increased by the amount of such outstanding principal and/or interest so contributed. Upon the contribution of the Delinquent Contribution and/or the outstanding balance of a Default Loan by the Contributing Member pursuant to the foregoing provisions of this Section 3.03(b), (A) the balance standing in each Member’s Unreturned Contribution Account and Capital Account shall be decreased in the case of the Non- Contributing Member and increased in the case of the Contributing Member by an amount equal to the Adjustment Amount, and (B) each Member’s Percentage Interest shall be decreased in the case of the Non-Contributing Member and increased in the case of the Contributing Member by the Dilution Percentage. The “Adjustment Amount” shall equal fifty percent (50%) of each Delinquent Contribution contributed by the Contributing Member on behalf of the Non-Contributing Member pursuant to this Section 3.03(b). The “Dilution Percentage” shall equal the amount expressed in percentage points calculated based upon the following formula:

$$\text{Dilution Percentage} = 150 \times \left(\frac{\text{Delinquent Contribution}}{\text{Total amount of the Members' capital contributions to the Company (including any Delinquent Contribution contributed by the Contributing Member), not reduced by any distributions under Section 5.01}} \right)$$

The application of the provisions of this Section 3.03(b) are illustrated by the following example: Assume that (1) the aggregate balance standing in each Member's Unreturned Contribution Account and Capital Account is equal to Five Million Dollars ($5,000,000) (i.e., $10,000,000 in the aggregate), (2) a contribution of Four Hundred Thousand Dollars ($400,000) is required to be contributed by the Members to the capital of the Company pursuant to Section 3.02, (3) the Non-Contributing Member has a Percentage Interest of fifty percent (50%) and fails to contribute its share of such contribution equal to Two Hundred Thousand Dollars ($200,000) (i.e., 50% × $400,000), and (4) the Contributing Member has a Percentage Interest of fifty percent (50%) and contributes its entire share of such contribution equal to Two Hundred Thousand Dollars ($200,000) (i.e., 50% x $400,000) and the Delinquent Contribution of Two Hundred Thousand Dollars ($200,000) to the capital of the Company on behalf of the Non-Contributing Member pursuant to this Section 3.03(b). The contribution by the Contributing Member of its entire share of the additional capital contribution of Two Hundred Thousand Dollars ($200,000) and the Delinquent Contribution of Two Hundred Thousand Dollars ($200,000) increases the balance standing in the Contributing Member's Unreturned Contribution Account and Capital Account (before taking into account the Adjustment Amount) from Five Million Dollars ($5,000,000) to Five Million Four Hundred Thousand Dollars ($5,400,000), respectively. The balance standing in the Non-Contributing Member's Unreturned Contribution Account and Capital Account remains at Five Million Dollars ($5,000,000) (before taking into account the Adjustment Amount) since it did not fund any of the additional capital contribution. By operation of this Section 3.03(b), the Adjustment Amount would equal One Hundred Thousand Dollars ($100,000) (i.e., $200,000 Delinquent Contribution x 50% = $100,000), and the Dilution Percentage would be equal to two and 88/100ths (2.88) percentage points, as calculated in accordance with the following formula:

$$2.88 = 150 \times \frac{\$200{,}000 \text{ Delinquent Contribution}}{\$10{,}400{,}000 \text{ Total Member Contributions}}$$

Accordingly, (x) the balance standing in each Member's Unreturned Contribution Account and Capital Account would be (AA) decreased in the case of the Non-Contributing Member from Five Million Dollars ($5,000,000) to Four Million Nine Hundred Thousand Dollars ($4,900,000) (i.e., $5,000,000 - $100,000 Adjustment Amount

4911-3315-7434.12
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LEGAL\114520902\2-28-

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-29- = $4,900,000), and (BB) increased in the case of the Contributing Member from Five Million Dollars ($5,000,000) to Five Million Five Hundred Thousand Dollars ($5,500,000) (i.e., $5,000,000 + $400,000 capital contribution + $100,000 Adjustment Amount = $5,500,000), (y) the Percentage Interest of each Member would be (AA) decreased in the case of the Non-Contributing Member by two and 88/100ths (2.88) percentage points from fifty percent (50%) to forty-seven and 12/100ths percent (47.12%) (i.e., 50% - 2.88% = 47.12%), and (BB) increased in the case of the Contributing Member by two and 88/100ths (2.88) percentage points from fifty percent (50%) to fifty-two and 88/100ths percent (52.88%) (i.e., 50% + 2.88%= 52.88%). After the foregoing adjustments, the ratio of the balance standing in each Member’s Unreturned Contribution Account and Capital Account to the balances standing in both Members’ Unreturned Contribution Accounts and Capital Accounts would equal fifty-fifty-two and 88/100ths percent (52.88%) in the case of the Contributing Member (i.e., $5,500,000/$10,400,000 = 52.88%) and forty-seven and 12/100ths percent (47.12%) in the case of the Non-Contributing Member (i.e., $4,900,000/$10,400,000 = 47.12%), respectively (which will the same as each Member’s Percentage Interest in the Company following the dilution under this example). (c) Implementation of Default Provisions. The Contributing Member may elect to implement the default provisions contained in Article VII by delivery of written notice of such election to the Non-Contributing Member within ninety (90) days following the Additional Contribution Date or the maturity date for any Default Loan that is not repaid prior to the maturity thereof. (d) Election of Remedy. The Contributing Member shall determine which of the options set forth in Sections 3.03(a), 3.03(b) and/or 3.03(c) are to be exercised by the Contributing Member with respect to each Delinquent Contribution. If the Contributing Member advances any amount to the Company pursuant to this Section 3.03 but fails to specify which of the foregoing options the Contributing Member has elected within thirty (30) days after the effective date that the Contributing Member makes such advance, then such Contributing Member shall be deemed to have elected the option set forth in Section 3.03(a) above with respect to such advance. (e) Minimum Percentage Interest. Any and all adjustments to the Members’ respective Percentage Interests pursuant to Section 3.03(b) shall be rounded to the nearest 1/100th of one percentage point (0.01%). In addition, notwithstanding any provision contained in this Article III, the Non-Contributing Member’s Percentage Interest shall in no event be reduced below 1/100th of one percent (0.01%) by operation of Section 3.03(b). 3.04 Financing The Administrative Member shall have primary responsibility to cause the Company to cause the Project Company to procure a construction loan (the “Construction Loan”) to finance the development and construction of the Improvements from one (1) or more independent third- party institutional lenders selected by the Administrative Member (individually, the “Lender” and collectively, the “Lenders”) upon prevailing market terms and conditions. The Administrative Member shall also have primary responsibility to cause the Company to cause the Project Company to procure a permanent loan (the “Permanent Loan”) from one (1) or more Lenders to

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-30- refinance the Construction Loan and any prior Permanent Loan upon prevailing market terms and conditions (and any other financing thereafter required to refinance the Permanent Loan), which shall be nonrecourse to the Members (subject to any Nonrecourse Documents described in Section 3.05 required to be provided to the Lender providing any such Permanent Loan). Tejon shall reasonably assist the Administrative Member in the procurement of the Construction Loan and each Permanent Loan. The Construction Loan and each Permanent Loan shall be secured by a deed of trust encumbering the Project. Any such financing and/or refinancing obtained by the Administrative Member on behalf of the Project Company (collectively, the “Loans”) shall require the consent of the Executive Committee pursuant to Section 2.04(e). Any Loans obtained by the Project Company shall not include any debt coverage limitations on any future financing or refinancing that may be obtained by the Project Company. If the Project Company and the Lender do not execute and deliver the documents evidencing and/or memorializing the Construction Loan (collectively, the “Construction Loan Documents”) on or prior to the Construction Loan Deadline, then either Member may elect to dissolve the Project Company and the Company by delivering written notice of such election to the other Member pursuant to Section 12.01(c) (provided such election is made prior to the date (if any) that the Lender executes and delivers the Construction Loan Documents). The term “Construction Loan Deadline” means the date that is one hundred twenty (120) days following the approval of the annual business plan for the first Business Plan Period pursuant to Section 2.07 Original Agreement; provided, however, such date shall be automatically extended for up to sixty (60) additional days if the Construction Loan Documents have not been executed and delivered for any reason outside the reasonable control of DP within such one hundred twenty (120) day period provided (i) the Project Company has obtained a commitment from the Construction Loan Lender to make the Construction Loan to the Project Company prior to the expiration of such one hundred twenty (120) day period, (ii) DP has kept Tejon reasonably informed with respect to its negotiations with the Construction Loan Lender and any anticipated delays in the Lender executing and delivering the Construction Loan Documents, and (iii) DP has at all times during such one hundred twenty (120) day period and continuing through the additional sixty (60) period used its best efforts to cause the Lender to execute and deliver the Construction Loan Documents. 3.05 Agreement to Provide Guarantees and Indemnification Each Member and/or one (1) or more of their respective Affiliates or representatives, including, without limitation, the ultimate parent of each Member if required by the applicable Lender (collectively, the “Guarantors” and individually, a “Guarantor”) shall execute and deliver to any Lender providing a Construction Loan to the Project Company (i) any and all repayment or completion guaranties or similar documents required by such Lender (collectively, the “Recourse Documents”), and (ii) any and all other environmental indemnities and “bad-boy” carve-out guaranties required by such Lender (collectively, the “Nonrecourse Documents”) provided such Recourse Documents and Nonrecourse Documents are approved by the Executive Committee in its reasonable discretion. In addition, the Guarantors shall execute any Nonrecourse Document required by any Lender providing a Permanent Loan to the Project Company provided such Nonrecourse Documents are approved by the Executive Committee in its reasonable discretion. The Administrative Member shall use its commercially reasonable efforts to obtain each Lender’s agreement that the obligation of each Guarantor under each Recourse Document and

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-31- Nonrecourse Document shall be several (i.e., not joint and several) as between the Members (and their respective Affiliates) and proportionate to the Percentage Interest of each Member that is an Affiliate of such Guarantor determined as of the date any liability is incurred under any such Recourse Document or Nonrecourse Document. The Members acknowledge and agree that each Recourse Document and Nonrecourse Document executed by any Guarantor shall be executed only as an accommodation to the Project Company, the Company and/or the Members. The Project Company and the Company shall each indemnify, defend, protect and hold each such Guarantor wholly harmless from and against any and all Losses incurred by any such Guarantor as a result of such Recourse Document and Nonrecourse Document (or as a result of the rights of contribution described below) in accordance with the terms of Section 10.02(b). Either Member may deliver a Capital Call Notice in accordance with the provisions of Section 3.02 to require the Members to make additional contributions to the capital of the Company to enable the Company to satisfy the indemnity for any Losses described in this Section 3.05. If the Project Company and the Company fail to fully satisfy any indemnification and/or defense obligation owing to any Member or any Guarantor affiliated with such Member pursuant to the provisions of this Section 3.05, then such Guarantor (“Contributing Party”) shall have a right of contribution against the other Member and each Guarantor affiliated with such Member (collectively, the “Non-Contributing Party”) to the extent the liability incurred by the Contributing Party under any Recourse Document or Nonrecourse Document (for which it is entitled to be indemnified by the Company pursuant Section 10.02(b)) exceeds such Contributing Party’s Pro Rata Share of the total liability incurred by all of the Guarantors under all of the Recourse Documents and Nonrecourse Documents (for which the Guarantors are entitled to be indemnified by the Company pursuant to Section 10.02(b)). The term “Pro Rata Share” means (A) with respect to Tejon and its Guarantors, an amount equal to its then Percentage Interest of the total liability incurred by all of the Guarantors under all of the Recourse Documents and Nonrecourse Documents (for which the Guarantors are entitled to be indemnified by the Company pursuant to Section 10.02(b) below), and (B) with respect to DP and its Guarantors, an amount equal to its then Percentage Interest of the total liability incurred by all of the Guarantors under all of the Recourse Documents and Nonrecourse Documents (for which the Guarantors are entitled to be indemnified by the Company pursuant to Section 10.02(b) below). At any time that any Contributing Party has a right of contribution against the Non- Contributing Party under this Section 3.05, the Non-Contributing Party shall be obligated to satisfy such contribution obligation by paying the required amount, in cash, within ten (10) days following written notice thereof from the Contributing Party. If any such payment is not timely and validly made within such ten (10)-day period, then from and after the date such amount was required to be paid, such amount shall bear interest at the lesser of (1) the prevailing prime commercial lending rate of Wells Fargo Bank plus five (5) percentage points, adjusted concurrently with any adjustments to such rate and compounded annually, or (2) the maximum non-usurious rate allowed by law. The Contributing Party shall also be entitled to collect from the Non-Contributing Party any and all costs and expenses of enforcing such contribution obligation including, without limitation, reasonable attorneys’ and expert witness fees and costs. The Members acknowledge and agree that each of the Guarantors (that are not Members) are express third-party beneficiaries of the foregoing provisions of this Section 3.05, and, as such, all of the Guarantors have the right, power and authority to enforce the provisions of this

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-32- Section 3.05. Each Member further agrees to cause any Guarantor affiliated with such Member to agree to be bound by the foregoing provisions of this Section 3.05 at the time such Guarantor executes and delivers any Recourse Document or Nonrecourse Document. 3.06 Capital Contributions in General Except as otherwise expressly provided in this Agreement or as otherwise agreed to in writing by all of the Members (i) no part of the contributions of any Member to the capital of the Company may be withdrawn by such Member, (ii) no Member shall be entitled to receive interest or a return on such Member’s contributions to the capital of the Company, (iii) no Member shall have the right to demand or receive property other than cash in return for such Member’s contribution to the Company, and (iv) no Member shall be required or be entitled to contribute additional capital to the Company other than as permitted or required by this Article III. ARTICLE IV ALLOCATION OF PROFITS AND LOSSES 4.01 Net Losses After giving effect to the special allocations in Sections 4.03 and 4.04, Net Losses for each Fiscal Year shall be allocated among the Members so as to reduce, proportionately, the differences between their respective Target Capital Accounts and Partially Adjusted Capital Accounts for such Fiscal Year. No portion of the Net Losses for any taxable year shall be allocated to a Member whose Partially Adjusted Capital Account is less than or equal to such Member’s Target Capital Account for such Fiscal Year. 4.02 Net Profits After giving effect to the special allocations in Sections 4.03 and 4.04, Net Profits for each Fiscal Year shall be allocated among the Members so as to reduce, proportionately, the differences between their respective Target Capital Accounts and Partially Adjusted Capital Accounts for such Fiscal Year. No portion of the Net Profits for any taxable year shall be allocated to a Member whose Partially Adjusted Capital Account is greater than or equal to such Member’s Target Capital Account for such Fiscal Year. 4.03 Special Allocations Notwithstanding any other provisions of this Agreement, no Net Losses or items of expense, loss or deduction shall be allocated to any Member to the extent such an allocation would cause or increase a deficit balance standing in such Member’s Adjusted Capital Account and any such Net Losses and items of expense, loss and deduction shall instead be allocated to the Members in proportion to their respective “interests” in the Company as determined in accordance with Treasury Regulation Section 1.704-1(b). In addition, items of income and gain shall be specially allocated to the Members in accordance with and to the extent required by the qualified income offset provisions set forth in Treasury Regulation Section 1.704-1(b)(2)(ii)(d). Notwithstanding any other provision in this Article IV, (i) any and all “partnership nonrecourse deductions” (as defined in Treasury Regulation Section 1.704-2(b)(1)) of the Company for any Fiscal Year or other period shall be allocated to the Members in proportion to their respective Percentage Interests;

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-33- (ii) any and all “partner nonrecourse deductions” (as such term is defined in Treasury Regulation Section 1.704-2(i)(2)) attributable to any “partner nonrecourse debt” (as such term is defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated to the Member that bears the “economic risk of loss” (as determined under Treasury Regulation Section 1.752-2) for such “partner nonrecourse debt” in accordance with Treasury Regulation Section 1.704-2(i)(l); (iii) each Member shall be specially allocated items of Company income and gain in accordance with the partnership minimum gain chargeback requirements set forth in Treasury Regulation Sections 1.704-2(f) and 1.704-2(g); and (iv) each Member with a share of minimum gain attributable to any “partner nonrecourse debt” shall be specially allocated items of Company income and gain in accordance with the partner minimum gain chargeback requirements of Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(i)(5). Any and all “excess nonrecourse liabilities” as determined under Treasury Regulation Section 1.752-3(a)(3) shall be allocated to the Members in proportion to their respective Percentage Interests. 4.04 Curative Allocations The allocations set forth in Section 4.03 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 4.04. Therefore, notwithstanding any other provision of this Article IV (other than the Regulatory Allocations), the Administrative Member is hereby authorized to make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it reasonably determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to Sections 4.01 and 4.02. In exercising its discretion under this Section 4.04, the Administrative Member shall take into account future Regulatory Allocations under Section 4.03, that are likely to offset other Regulatory Allocations previously made under the provisions of this Section 4.04. 4.05 Differing Tax Basis; Tax Allocation Depreciation and/or cost recovery deductions and gain or loss with respect to each item of property treated as contributed to the capital of the Company shall be allocated between the Members for federal income tax purposes in accordance with the principles of Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, and for state income tax purposes in accordance with comparable provisions of the California Revenue & Taxation Code, as amended, and the regulations promulgated thereunder, so as to take into account the variation, if any, between the adjusted tax basis of such property and its book value (as determined for purposes of the maintenance of Capital Accounts in accordance with this Agreement and Treasury Regulation Section 1.704-1(b)(2)(iv)(g)).

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-34- ARTICLE V DISTRIBUTION OF CASH FLOW 5.01 Cash Flow Subject to Section 12.02, Cash Flow of the Company shall be determined and distributed on a quarterly basis (or at such other times as are determined by the Executive Committee), in the following order of priority: (a) Unreturned Contribution Accounts. First, to the Members in proportion to, and to the extent of, the positive balances standing in their respective Unreturned Contribution Accounts, if any; and (b) Percentage Interests. Thereafter, to the Members in proportion to their respective Percentage Interests. 5.02 Limitations on Distributions Notwithstanding any other provision contained in this Agreement, the Company shall not make a distribution of Cash Flow (or other proceeds) to any Member if such distribution would violate Section 18-607 of the Delaware Act or other applicable law. 5.03 Withholding If the Company is obligated to withhold and pay any taxes with respect to any Member, then any tax required to be withheld may be withheld from any distribution otherwise payable to such Member. Any such amounts withheld and remitted to the appropriate tax authority shall be deemed to have been distributed to the applicable Member and applied by such Member in payment of such tax liability. 5.04 In-Kind Distribution Assets of the Company (other than cash) shall not be distributed in kind to the Members without the prior written approval of the Members. ARTICLE VI RESTRICTIONS ON TRANSFERS OF COMPANY INTERESTS 6.01 Limitations on Transfer Except as otherwise set forth in Section 3.03, this Article VI, Article VII and Article VIII, no Member shall be entitled to sell, exchange, assign, transfer, or otherwise dispose of, pledge, hypothecate, encumber or otherwise grant a security interest in (collectively, the “Transfer”), directly or indirectly, all or any part of such Member’s Interest in the Company or withdraw or retire from the Company, without the prior written consent of the other Member, which consent may be withheld in such other Member’s sole and absolute discretion. Any transfer of a direct or indirect interest in any Member shall be deemed to be a Transfer for purposes of this Agreement, provided, however, that any transfer of a direct or indirect interest in a Member resulting from the

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-35- death of such interest holder, the transfer by such interest holder to a trust of which the interest holder and/or his or her spouse is/are the sole current income beneficiaries or the termination of a trust which is an interest holder shall not be deemed a Transfer for purposes of this Agreement. Any attempted Transfer or withdrawal in violation of the restrictions set forth in this Article VI shall be null and void ab initio and of no force or effect to the maximum extent allowed by law. 6.02 Permitted Transfers Any Member may Transfer all or any portion of such Member’s Interest in the Company to any of the following (collectively, “Permitted Transferees”) without complying with the provisions of Section 6.01: (a) Affiliates. In the case of either Member, to any Affiliate of such Member provided the original transferring Member (that executed this Agreement) thereafter owns at least twenty percent (20%) of the voting and beneficial interests in such Affiliate and at all times maintains control of such Affiliate; (b) Stock Transfers. In the case of any direct and/or indirect owner of any Member that is a publicly traded corporation (including, without limitation, any shareholder of Tejon Ranch Co., a Delaware corporation), to any Person; (c) Transfers of Direct or Indirect Interests in DP. Any direct or indirect ownership interest in DP may be transferred to any Person provided at all times following any such transfer (i) one (1) or more of Brett Dedeaux, Justin Dedeaux and Anthony Dedeaux, individually or collectively, directly or indirectly, control DP, (ii) one (1) or more of Brett Dedeaux, Justin Dedeaux, Anthony Dedeaux, and DPL Key Employees, LLC, a Delaware limited liability company, own, in the aggregate, directly or indirectly, at least twenty percent (20%) of DP (provided that DPL Key Employees, LLC shall have no voting rights as a member of DP), and (iii) all DP Investors satisfy the DP Investor Requirements. Upon any Transfer of a direct or indirect interest in DP by a DP Investor, DP shall provide Tejon with written notice of the proposed transferee, the ownership percentage in DP Transferred to it, and a written certification that such Transfer complies in all respects with the requirements in this Section 6.02(c); (d) Transfers as a Result of Foreclosure. In the case of either Member, to any Person that acquires an Interest in the Company pursuant to Section 6.08 below as the result of the exercise of any rights or remedies under Section 3.03(a); and (e) Right of First Refusal. In the case of either Member, to any Person provided (i) such Transfer is made after the Project Stabilization Date, (ii) such Transfer is for the transferring Member’s entire Interest in the Company, and (iii) the transferring Member fully complies with the provisions of Exhibit “I.” Any such Permitted Transferee shall receive and hold such ownership interest or portion thereof subject to the terms of this Agreement and to the obligations hereunder of the transferor. There shall be no further transfer of such ownership interest or portion thereof except to a Person to whom the original transferor could have transferred such ownership interest in accordance with this Section 6.02.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-36- Notwithstanding any other provision of this Agreement, no transfer described in Section 6.02 shall be permitted if the consummation of such transfer would result in (i) the Company and/or the Project Company being obligated to pay any documentary transfer taxes, unless the transferring Member promptly reimburses the Company or the Project Company, as applicable, for the payment of all such documentary transfer taxes, or (ii) a breach or violation of any transfer restrictions contained in the loan documentation (and/or guaranty) relative to any indebtedness encumbering all or any portion of the Project Interest and/or the Project and/or any other agreement governing the Company and/or the Project Company, unless such transfer restrictions are waived by the non-transferring Member, the applicable lender and/or the parties to such agreement, as the case may be (provided payment by the transferring Member or its transferee of applicable lender fees and charges to effect such transfer shall not constitute a violation). 6.03 Admission of Substituted Members If any Member transfers such Member’s Interest to a transferee in accordance with Sections 6.01 and/or 6.02 above, then such transferee shall only be entitled to be admitted into the Company as a substituted member (and this Agreement shall be amended in accordance with the Delaware Act to reflect such admission), if: (i) the non-transferring Member reasonably approves the form and content of the instrument of transfer; (ii) the transferor and transferee named therein execute and acknowledge such other instruments as the non-transferring Member may deem reasonably necessary to effectuate such admission; (iii) the transferee in writing accepts and adopts all of the terms and conditions of this Agreement, as the same may have been amended; and (iv) the transferor pays, as the non-transferring Member may reasonably determine, all reasonable expenses incurred in connection with such admission, including, without limitation, legal fees and costs. To the maximum extent permitted by law, any assignee of an Interest who does not become a substituted member shall have no right to require any information or account of the Company’s transactions, to inspect the Company books, or to vote on any of the matters as to which a member would be entitled to vote under this Agreement. An assignee shall only be entitled to share in such Net Profits and Net Losses, to receive such distributions, and to receive such allocations of income, gain, loss, deduction or credit or similar items to which the assignor was entitled, to the extent assigned. A Member that transfers such Member’s Interest shall not cease to be a member of the Company until the admission of the assignee as a substituted member. 6.04 Election; Allocations between Transferor and Transferee Upon the transfer of the Interest of any Member or the distribution of any property of the Company to a Member, the Company shall file an election in accordance with applicable Treasury Regulations, to cause the basis of the Company property to be adjusted for federal income tax purposes as provided by Sections 734 and 743 of the Code. Upon the transfer of all or any part of the Interest of a Member as hereinabove provided, Net Profits and Net Losses shall be allocated between the transferor and transferee on the basis of a computation method that is in conformity with the methods prescribed by Section 706 of the Code and Treasury Regulation Section 1.706- 1(c)(2)(ii).

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-37- 6.05 Partition No Member shall have the right to partition any assets of the Company or the Project Company or any interest therein, nor shall a Member make application or proceeding for a partition thereto and, upon any breach of the provisions of this Section 6.05 by any Member, the other Member (in addition to all rights and remedies afforded by law or equity) shall be entitled to a decree or order restraining or enjoining such application, action or proceeding. 6.06 Waiver of Withdrawal and Purchase Rights Except in connection with any transfer permitted in accordance with this Agreement, no Member may voluntarily withdraw, resign or retire from the Company without the prior written consent of the other Member, which consent may be withheld in such other Member’s sole and absolute discretion. In furtherance of the foregoing, each Member hereby waives any and all rights such Member may have to withdraw and/or resign from the Company pursuant to Section 18-603 of the Delaware Act and hereby waives any and all rights such Member may have to receive the fair value of such Member’s Interest in the Company upon such resignation and/or withdrawal pursuant to Section 18-604 of the Delaware Act. 6.07 No Appraisal Rights Unless otherwise determined by the Members, none of the Members shall have any appraisal rights with respect to their Interests pursuant to Section 18-210 of the Delaware Act or otherwise. 6.08 Foreclosure of Interest Notwithstanding any other term of this Agreement, upon a foreclosure, sale or other transfer of any Member’s Interest in the Company pursuant to any security interest granted pursuant to Section 3.03(a), the holder of such Interest shall, with the approval of the other Member, be admitted as a substituted member of the Company upon such foreclosure, sale or other transfer, with all of the rights and obligations thereof permitted hereunder. The Company acknowledges that the pledge of any Interest in the Company pursuant to Section 3.03(a) shall be a pledge not only of Net Profits and Net Losses of the Company, but also a pledge of all rights and obligations of the pledgor thereunder. Upon a foreclosure, sale or other transfer of any Interest in the Company pursuant to Section 3.03(a), the successor member may transfer its Interest in the Company in accordance with this Agreement. Notwithstanding any provision in the Delaware Act or any other provision contained herein to the contrary, the pledgor under Section 3.03(a) shall be permitted to pledge and, upon any foreclosure of such pledge in connection with the admission of the secured party or other holder as a substituted member, to transfer to the secured party or other holder its rights and obligations to the Company pursuant to the terms of such pledge agreement.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-38- ARTICLE VII MEMBER DEFAULT 7.01 Default Events For purposes of this Article VII, the following shall constitute “Default Events”: (a) Breach of Agreement. The breach of any material covenant, duty or obligation under this Agreement by any Member (other than a breach described in Section 7.01(b) or 7.01(c) for which there shall be no cure period) if (i) the breaching Member has received written notice from the other Member of the breach, and (ii) (A) the breach is not reasonably susceptible of being cured, or (B) subject to the following sentence, if the breach is reasonably susceptible of being cured, the breaching Member has failed to commence the cure or remedy of the breach within fifteen (15) days following the effective date of the notice and failed to complete the cure or remedy within a reasonable period of time (not to exceed 60 days), unless the cure or remedy cannot be reasonably completed within such sixty (60)-day period and the breaching Member fails to diligently proceed with the cure or remedy to completion within an additional forty-five (45) days following the expiration of such initial sixty (60)-day period. Notwithstanding the foregoing, the breaching Member will only have the right to cure up to two (2) breaches described in this Section 7.01(a) to avoid any breach resulting in a Default Event hereunder; (b) Capital Default. The failure of a Member to make timely a contribution required to be made pursuant to Section 3.02, or to timely repay any Default Loan in accordance with Section 3.03(a), followed by the election of the Contributing Member to treat such failure as a Default Event pursuant to Section 3.03(c); (c) Prohibited Transfer, Encumbrance or Withdrawal. A Transfer or attempted Transfer by a Member of such Member’s Interest in the Company (or portion thereof) or withdrawal or attempted withdrawal by a Member contrary to the provisions of Article VI; (d) Bankruptcy or Insolvency. The rendering, by a court with appropriate jurisdiction, of a decree or order (i) adjudging a Member bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition, or similar relief for a Member under the federal bankruptcy laws or any other similar applicable law or practice, provided that such decree or order shall remain in force, undischarged and unstayed, for a period of ninety (90) days; (e) Appointment of Receiver. The rendering, by a court with appropriate jurisdiction, of a decree or order (i) for the appointment of a receiver, a liquidator, or a trustee or assignee in bankruptcy or insolvency of a Member, or for the winding up and liquidation of such Member’s affairs, provided that such decree or order shall have remained in force undischarged and unstayed for a period of ninety (90) days, or (ii) for the sequestration or attachment of any property of a Member without its return to the possession of such Member or its release from such sequestration or attachment within ninety (90) days thereafter; or

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-39- (f) Bankruptcy Proceedings. A Member (i) institutes proceedings to be adjudicated a voluntary bankrupt or an insolvent, (ii) consents to the filing of a bankruptcy proceeding against such Member, (iii) files a petition or answer or consent seeking reorganization, readjustment, arrangement, composition, or similar relief for such Member under the federal bankruptcy laws or any other similar applicable law or practice, (iv) consents to the filing of any such petition, or to the appointment of a receiver, a liquidator, or a trustee or assignee in bankruptcy or insolvency for such Member or a substantial part of such Member’s property, (v) makes an assignment for the benefit of such Member’s creditors, (vi) is unable to or admits in writing such Member’s inability to pay such Member’s debts generally as they become due, or (vii) takes any action in furtherance of any of the aforesaid purposes. For the purposes of implementing the provisions contained in this Article VII, the “Defaulting Member” shall be: (i) in the case of the event referenced in Section 7.01(a), the Member that has breached any material covenant, duty or obligation under this Agreement; (ii) in the case of the event referenced in Section 7.01(b), the Non-Contributing Member; (iii) in the case of the occurrence of the event referenced in Section 7.01(c), the Member that has transferred such Member’s rights or interests or withdrawn from the Company contrary to the provisions of Article VI; and (iv) in the case of the occurrence of any of the events referenced in Sections 7.01(d), (e) and/or (f), the Member that is the subject of such court decree or order or has instituted such proceedings or filed such petitions or who is insolvent, etc. The term “Non- Defaulting Member” shall mean the Member that is not the Defaulting Member. For the avoidance of doubt, any default by an Affiliate of a Member under any agreement between such Affiliate and the Company or the Project Company shall not constitute a Default Event by the Member under this Agreement. A Member shall cease to be a Defaulting Member solely for purposes of this Article VII following the occurrence of a Default Event with respect to such Member if the Non-Defaulting Member fails to deliver a Default Notice within the sixty (60)-day or ninety (90)-day periods, as the case may be, set forth in Section 7.02, following the occurrence of such Default Event. 7.02 Rights Arising From a Default Event Within sixty (60) days after the date that the Non-Defaulting Member is aware of the occurrence of an uncured Default Event (or ninety (90) days after the occurrence of any default described in Section 7.01(b)) the Non-Defaulting Member shall have the right, but not the obligation, to implement the default procedures set forth in this Article VII by delivering written notice (“Default Notice”) thereof to the Defaulting Member. Failure of a Non-Defaulting Member to deliver a Default Notice within such sixty (60)-day or ninety (90)-day period shall not be deemed to be a waiver of the right to deliver a Default Notice upon the occurrence of any subsequent Default Event. 7.03 Determination of Defaulting Member’s Purchase Price Within thirty (30) days after the determination of the Appraised Value of the Project, the Accounting Firm shall determine the amount of cash which would be distributed to each Member if (i) the Project was sold by the Project Company for the Appraised Value thereof as of the effective date of the Default Notice; (ii) the liabilities of the Project Company were liquidated

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-40- pursuant to the Project Company Agreement; (iii) a reasonable reserve for any contingent, conditional or unmatured liabilities or obligations of the Project Company was established by the Non-Defaulting Member; (iv) any remaining amounts (including, without limitation, any cash proceeds of the Project Company) were distributed to the Company in accordance with the provisions of the Project Company Agreement; (v) the liabilities of the Company were liquidated pursuant to Section 12.02(a); (vi) a reasonable reserve for any contingent, conditional or unmatured liabilities or obligations of the Company was established by the Non-Defaulting Member pursuant to Section 12.02(b); and (vii) any remaining amounts (including, without limitation, any cash proceeds of the Company) were distributed to the Members in accordance with the provisions of Section 12.02(c). Upon such determination, the Accounting Firm shall give each Member written notice (“Accountant’s Notice”) thereof. The determination by the Accounting Firm of such amounts, including all components thereof, shall be deemed conclusive absent any material computational error. In the case of a Default Event described in Section 7.01(a), (b) or (c), ninety percent (90%), and in the case of any other Default Event, one hundred percent (100%), of the amount which would be distributed to the Defaulting Member pursuant to Section 12.02(c) shall be deemed the purchase price for the Defaulting Member’s Interest (the “Defaulting Member’s Purchase Price”) for purposes of this Article VII; subject, however, to adjustment for any Default Loans as provided in Section 7.09. (a) Determination of Appraised Value. For purposes of this Article VII, the appraised value (“Appraised Value”) of the Project shall be determined as follows: The Appraised Value shall be determined by one (1) or more independent qualified M.A.I. appraisers with at least five (5) years’ experience appraising industrial real estate projects. The Non-Defaulting Member shall select one (1) appraiser and shall include such selection in the Default Notice. Within fifteen (15) Business Days following the effective date of the Default Notice, the Defaulting Member shall either agree to the appraiser selected by the Non-Defaulting Member or select a second (2nd) appraiser and give written notice to the Non-Defaulting Member of the person so selected. If either the Non-Defaulting Member or the Defaulting Member fails to appoint such an appraiser within the time period specified and after the expiration of five (5) Business Days following the effective date of written demand that an appraiser be appointed, then the appraiser duly appointed by the Member making such demand to appoint such appraiser shall proceed to make the appraisal as herein set forth, and the determination thereof shall be conclusive on both of the Members. If two (2) appraisers are selected, then such selected appraisers shall thereafter appoint a third (3rd) appraiser. If the two (2) selected appraisers fail to appoint a third (3rd) appraiser within ten (10) Business Days following the effective date of written notice from the Defaulting Member notifying the Non-Defaulting Member of the selection of the second (2nd) appraiser, then any Member may petition a court of competent jurisdiction to appoint a third (3rd) appraiser, in the same manner as provided for the appointment of an arbitrator pursuant to California Code of Civil Procedure Section 1281.6. The appraiser or three (3) appraisers, as the case may be, shall promptly determine a date for the completion of the appraisal, which shall not be later than sixty (60) days from the effective date of the appointment of the last appraiser. The appraiser(s) shall determine the Appraised Value by determining the fair market value of the Project, such fair market value being the fairest price estimated in the

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-41- terms of money which the Project Company could obtain if the Project was sold in the open market allowing a reasonable time to find a purchaser who purchases with knowledge of the business of the Project Company at the time of the occurrence of the Default Event. Upon submission of the appraisals setting forth the opinions as to the Appraised Value of the Project, the two (2) such appraisals which are nearest in amount shall be retained, and the third (3rd) appraisal shall be discarded. The average of the two (2) retained appraisals shall constitute the Appraised Value of the Project for purposes of this Article VII; unless one (1) appraisal is the mean of the other two (2) appraisals, in which case such appraisal shall constitute the Appraised Value of the Project for purposes of this Article VII. (b) Payment of Costs. Except as provided below, the Non-Defaulting Member shall pay for the services of the appraiser appointed by such Member, and the Defaulting Member shall pay for the services of the appraiser appointed by such Member. The cost of the services of the third (3rd) appraiser, if any, shall be paid one-half (½) by the Non-Defaulting Member, on the one hand, and one-half (½) by the Defaulting Member, on the other hand. The costs of the services of the Accounting Firm and, in the event only one (1) appraiser is required, the cost of the services of such appraiser, shall be paid one- half (½) by the Non-Defaulting Member, on the one hand, and one-half (½) by the Defaulting Member, on the other hand. 7.04 Non-Defaulting Members’ Option For a period of thirty (30) days after the effective date of the Accountant’s Notice, the Non- Defaulting Member shall have the right, but not the obligation, to elect to purchase the entire Interest of the Defaulting Member for the Defaulting Member’s Purchase Price, and on the terms and conditions set forth in this Article VII by giving written notice of such election to the Defaulting Member within such thirty (30)-day period. Failure by the Non-Defaulting Member to timely give written notice exercising such Member’s right to elect to purchase set forth in this Section 7.04 shall be deemed an election by such Member to waive such right to purchase with respect to the particular Default Event that triggered the application of the provisions of this Article VII. 7.05 Closing Adjustments Within five (5) days before the actual date of the closing pursuant to Section 7.06 below, the Accounting Firm shall recalculate the amount of cash which would be distributed to each Member pursuant to Section 12.02(c), if such amount were determined as of the closing date under Section 7.06 (in lieu of the effective date of the Default Notice) taking into account any contributions and/or distributions made after the effective date of the Default Notice. Upon such determination, the Accounting Firm shall give each Member written notice (“Adjusted Accountant’s Notice”) thereof. The Accounting Firm shall reasonably and in good faith adjust the Defaulting Member’s Purchase Price, if and to the extent necessary, to take into account the adjustments described in the Adjusted Accountant’s Notice and to take into account appropriate prorations that would have been made if there had been an actual sale of the Project to a third party as of the date of the closing under Section 7.06.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-42- 7.06 Closing of Purchase and Sale The closing of a purchase and sale pursuant to this Article VII shall be held at the principal office of the Company in California on a Business Day designated by the Non-Defaulting Member that is not later than sixty (60) days after the expiration of the thirty (30)-day period set forth in Section 7.04. The Defaulting Member shall transfer to the purchasing Non-Defaulting Member (or such Member’s nominee(s)) the entire Interest of the Defaulting Member free and clear of all liens, security interests, and competing claims and shall deliver to the Non-Defaulting Member (or such Member’s nominee(s)) such instruments of transfer and such evidence of due authorization, execution, and delivery, and of the absence of any such liens, security interests, or competing claims as the Non-Defaulting Member (or such Member’s nominee(s)) shall reasonably request. 7.07 Representations and Warranties At the closing, the Defaulting Member shall represent and warrant to the Non-Defaulting Member that the sale of the Defaulting Member’s Interest to the Non-Defaulting Member (or its nominee) (i) does not violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which the Defaulting Member is a party (exclusive of any such agreement or other instrument or obligation to which the Company or the Project Company is a party), or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Defaulting Member or any of the other properties or assets of the Defaulting Member. The Defaulting Member shall also represent and warrant to the Non-Defaulting Member at such closing that no notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any Person, is necessary in connection with the sale of its Interest to the Non- Defaulting Member. 7.08 Payment of Defaulting Member’s Purchase Price The Non-Defaulting Member shall pay (or cause to be paid) the entire Defaulting Member’s Purchase Price by delivering at the closing a confirmed wire transfer of readily available funds or one (1) or more certified or bank cashier’s checks made payable to the order of the Defaulting Member. 7.09 Repayment of Default Loans The Defaulting Member’s Purchase Price shall be offset at the closing of such purchase by the then unpaid principal balance of any and all Default Loan(s) (together with all accrued, unpaid interest thereon) made by the Non-Defaulting Member to the Defaulting Member. Such Default Loan(s) (together with all accrued, unpaid interest thereon) shall be deemed paid to the extent of such offset, with such deemed payment to be applied first to the accrued interest thereon and thereafter to the payment of the outstanding principal amount thereof. If the Defaulting Member’s Purchase Price is insufficient to fully offset the then unpaid principal balance of any and all Default Loans (together with all accrued, unpaid interest thereon) made by the Non-

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-43- Defaulting Member to the Defaulting Member, then the portion of any such Default Loan(s) (and accrued, unpaid interest thereon) that remains outstanding following such offset shall be required to be paid by the Defaulting Member at the closing referenced in Section 7.06. Also, notwithstanding any other provision of this Agreement, the unpaid balance of any and all Default Loan(s) (including all outstanding principal amounts thereof and all accrued, unpaid interest thereon) made by the Defaulting Member to the Non-Defaulting Member be required to be paid by the Non-Defaulting Member at the closing referenced in Section 7.06. 7.10 Release and Indemnity On or before the closing of a purchase and sale held pursuant to this Article VII, the Non- Defaulting Member shall use such Member’s reasonable and good faith efforts to obtain written releases of the Defaulting Member and the Defaulting Member’s Affiliates from all liabilities under all Recourse Documents and Nonrecourse Documents and all other liabilities of the Company and/or the Project Company for which the Defaulting Member and/or its Affiliates may have personal liability, except to the extent such liabilities arise out of any Bad Acts or Prohibited Transfer (as such terms are defined in Section 10.02(a) below) of such Defaulting Member or any Affiliate thereof. To the extent the Non-Defaulting Member is unable to obtain such releases on or before the closing, the Non-Defaulting Member and an Affiliate of the Non-Defaulting Member with a net worth reasonably acceptable to the Defaulting Member shall jointly and severally indemnify, defend and hold the Defaulting Member and its Affiliates wholly harmless from and against all such liabilities and guaranties, except to the extent such liabilities arise out of any Bad Acts or Prohibited Transfer of the Defaulting Member or any Affiliate thereof. For purposes of clarification, the release, indemnity and related provisions set forth above in this Section 7.10 shall not apply to any Losses which are incurred by the Defaulting Member or its Affiliates to the extent such liabilities arise under an Affiliate Agreement. 7.11 Withdrawal of the Defaulting Member If the Interest of the Defaulting Member is purchased by the Non-Defaulting Member (or its nominee) pursuant to this Article VII, then, effective as of the closing for such purchase, the Defaulting Member shall withdraw as a member of the Company. Notwithstanding the foregoing, any indemnity of the Defaulting Member and its Affiliates provided for under this Agreement including, without limitation, under Section 10.02(b) shall survive the sale of the Interest of the Defaulting Member and its withdrawal as a member of the Company. 7.12 Distribution of Reserves Within one (1) year following the closing of the purchase of the entire Interest of the Defaulting Member in the Company pursuant to this Article VII, the Non-Defaulting Member shall pay to the Defaulting Member an amount equal to the difference between the Defaulting Member’s Purchase Price determined pursuant to Section 7.03 and the amount that the Defaulting Member’s Purchase Price would have been equal to if (i) no reserves had been established or deducted in calculating the Defaulting Member’s Purchase Price, and (ii) the amount used in determining the Defaulting Member’s Purchase Price under Section 7.03 had been reduced by the aggregate amount of any contingent, unmatured or conditional liabilities of the Company and the Project

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-44- Company (for which such reserve was established) that were actually paid by the Company or the Project Company, as applicable, during such one (1)-year period. ARTICLE VIII ELECTIVE BUY/SELL AGREEMENT 8.01 Buy/Sell Election If there is a continuing Impasse Event under this Agreement, then either Member that is not a Defaulting Member (the “Electing Member”) shall have the right, but not the obligation, at any time after the Lockout Date to elect to implement the buy/sell procedures set forth in this Article VIII by delivering written notice of such election (“Election Notice”) to the other Member (the “Non-Electing Member”). The term “Lockout Date” means the earlier of (i) the completion of the Project (exclusive of any tenant improvements), or (ii) the twenty-four (24) month anniversary of the Effective Date. The Election Notice shall set forth a stated value (the “Stated Value”), as determined in the sole and absolute discretion of the Electing Member, for the Project. 8.02 Determination of the Purchase Price Within ten (10) Business Days following the effective date of any Election Notice (or as soon as reasonably possible thereafter), the Accounting Firm shall determine the aggregate amount of cash which would be distributed to each Member if (i) the Project was sold for the Stated Value as of the effective date of the Election Notice; (ii) the known non-contingent liabilities of the Project Company (exclusive of any prepayment penalties payable with respect to any Loan obtained by the Project Company) were liquidated; (iii) a reserve was not established for any contingent, conditional or unmatured liabilities or obligations of the Project Company; (iv) any remaining amounts were distributed to the Company in accordance with the provisions of the Project Company Agreement; (v) the known non-contingent liabilities of the Company (exclusive of any prepayment penalties payable with respect to any Loan obtained by the Company) were liquidated pursuant to Section 12.02(a); (vi) a reserve was not established for any contingent, conditional or unmatured liabilities or obligations of the Company pursuant to Section 12.02(b); and (vii) any remaining amounts were distributed to the Members in accordance with the provisions of Section 12.02(c). Upon such determination, the Accounting Firm shall give each Member written notice (“Price Determination Notice”) thereof. The determination by the Accounting Firm of such amounts including all components thereof, shall be deemed conclusive on all of the Members, absent any material computational error. One hundred percent (100%) of the amount that would be distributed to each Member pursuant to Section 12.02(c) shall be deemed the purchase price (“Purchase Price”) for such Member’s Interest for purposes of this Article VIII; subject, however, to adjustment for any Default Loans described in Section 8.08. 8.03 Non-Electing Member’s Option For a period of thirty (30) days following the effective date of the Price Determination Notice, the Non-Electing Member shall have the option to elect by delivering written notice (the “Purchase Notice”) of such election to the Electing Member within such thirty (30)-day period, either (i) to purchase the Electing Member’s entire Interest for the Purchase Price thereof, or (ii) to

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-45- sell such Non-Electing Member’s entire Interest to the Electing Member for the Purchase Price thereof. Failure of the Non-Electing Member to timely and validly make an election in accordance with this Section 8.03 shall constitute an election by such Non-Electing Member to sell such Non-Electing Member’s entire Interest for the Purchase Price thereof to the Electing Member. 8.04 Deposit WITHIN FIVE (5) BUSINESS DAYS AFTER THE EXPIRATION OF THE THIRTY (30)-DAY OPTION PERIOD SET FORTH IN SECTION 8.03, THE BUYING MEMBER SHALL DEPOSIT INTO AN ESCROW ACCOUNT ESTABLISHED BY THE BUYING MEMBER WITH A NATIONALLY RECOGNIZED TITLE COMPANY, A DEPOSIT (THE “DEPOSIT”) BY A WIRE TRANSFER OF IMMEDIATELY AVAILABLE FEDERAL FUNDS IN AN AMOUNT EQUAL TO THREE PERCENT (3%) OF THE PURCHASE PRICE, WHICH SHALL BE NON-REFUNDABLE TO THE BUYING MEMBER IF THE CLOSING OF THE SALE FAILS TO OCCUR AS A RESULT OF THE BUYING MEMBER’S DEFAULT. UPON THE CLOSING OF THE SALE, THE DEPOSIT SHALL BE A CREDIT AGAINST THE PURCHASE PRICE. SUBJECT TO SECTION 8.10, IF THE SALE FAILS TO OCCUR DUE TO THE BUYING MEMBER’S DEFAULT, THEN THE SELLING MEMBER SHALL RETAIN THE DEPOSIT OF THE BUYING MEMBER AS LIQUIDATED DAMAGES, AS ITS SOLE AND EXCLUSIVE REMEDY AT LAW IN CONNECTION WITH SUCH DEFAULT. THE MEMBERS ACKNOWLEDGE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH THE SELLING MEMBER MAY SUFFER IN CONNECTION WITH A DEFAULT BY THE BUYING MEMBER UNDER THIS ARTICLE VIII. THEREFORE, SUBJECT TO SECTION 8.10, THE MEMBERS HAVE AGREED THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT THE SELLING MEMBER WOULD SUFFER IN SUCH EVENT IS AND SHALL BE THE RIGHT OF THE SELLING MEMBER TO RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES, AS ITS SOLE AND EXCLUSIVE REMEDY AT LAW UNDER THIS ARTICLE VIII. THE MEMBERS EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE RETENTION OF THE DEPOSIT IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF DELAWARE LAW (OR CALIFORNIA CIVIL CODE SECTION 3375 OR 3369 OR UNDER ANY OTHER STATE LAWS TO THE EXTENT DELAWARE LAW DOES NOT APPLY), BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO THE SELLING MEMBER PURSUANT TO DELAWARE LAW (OR CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677 OR UNDER ANY OTHER STATE LAWS TO THE EXTENT DELAWARE LAW DOES NOT APPLY). NOTHING CONTAINED HEREIN SHALL LIMIT OR OTHERWISE AFFECT ANY RIGHTS THE SELLING MEMBER MAY HAVE TO OBTAIN SPECIFIC PERFORMANCE AND, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OTHER EQUITABLE REMEDIES. THE MEMBERS ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY THEIR COUNSEL WITH RESPECT TO THE FOREGOING PROVISIONS OF THIS SECTION 8.04 AND BY THEIR INITIALS SET FORTH BELOW INDICATE THAT THE FOREGOING REMEDIES ARE FAIR AND REASONABLE AND AGREE AND COVENANT NOT TO CONTEST THE VALIDITY OF SUCH REMEDY AS A PENALTY, FORFEITURE OR OTHERWISE IN ANY COURT OF LAW (AND/OR IN ANY ARBITRATION PROCEEDING).

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-46- __________________ INITIALS OF TEJON ______________________ INITIALS OF DP 8.05 Closing Adjustments Within five (5) days before the actual date of the closing pursuant to Section 8.06 below, the Accounting Firm shall recalculate the amount of cash which would be distributed to each Member pursuant to Section 12.02(c) if such amount were determined as of the closing date under Section 8.06 (in lieu of the effective date of the Election Notice) taking into account any contributions and/or distributions that occur after the effective date of the Election Notice. Upon such determination, the Accounting Firm shall give each Member written notice (“Adjusted Price Determination Notice”) thereof. The Accounting Firm shall reasonably and in good faith adjust the buying Member’s Purchase Price, if and to the extent necessary, to take into account the adjustments described in the Adjusted Price Determination Notice and to take into account appropriate prorations that would have been made if there had been an actual sale of the Project to a third party. 8.06 Closing of Purchase and Sale The closing of a purchase and sale held pursuant to this Article VIII shall be held at the principal office of the Company on a Business Day designated by the buying Member within sixty (60) days following the earlier of (i) the effective date upon which the Non-Electing Member has delivered the Purchase Notice pursuant to Section 8.03, or (ii) the expiration of the thirty (30)-day option period set forth in Section 8.03. The selling Member shall transfer to the buying Member (or the buying Member’s nominee(s)) the entire Interest of the selling Member free and clear of all liens, security interests, and competing claims and shall deliver to the buying Member (or the buying Member’s nominee(s)) such instruments of transfer and such evidence of due authorization, execution, and delivery, and of the absence of any such liens, security interests, or competing claims, as the buying Member (or the buying Member’s nominee(s)) shall reasonably request. The Purchase Price for the selling Member’s Interest shall be paid by the buying Member by delivering at the closing of a confirmed wire transfer of readily available funds or one (1) or more certified or bank cashier’s checks made payable to the selling Member in an amount equal to the Purchase Price, less the amount of the Deposit paid by the buying Member pursuant to Section 8.04 above (which shall be released to the selling Member at the closing). Effective as of the closing for the purchase of the selling Member’s Interest, the selling Member shall withdraw as a member of the Company. In connection with any such withdrawal, the buying Member may cause any nominee designated in the sole and absolute discretion of such Member to be admitted as a substituted member of the Company. Notwithstanding the foregoing, any indemnity of the selling Member and its Affiliates provided for under this Agreement including, without limitation, under Section 10.02(b) shall survive the sale of the Interest of the selling Member and its withdrawal as a member of the Company. 8.07 Representations and Warranties At the closing, the selling Member shall represent and warrant to the buying Member that the sale of the selling Member’s Interest to the buying Member (or its nominee) (i) does not violate, Docusign Envelope ID: 5868677F-2AC5-40C4-8991-BDA029909246

4911-3315-7434.12 373745.00010/4-17-26 LEGAL\114520902\2-46- __________________ INITIALS OF TEJON ______________________ INITIALS OF DP 8.05 Closing Adjustments Within five (5) days before the actual date of the closing pursuant to Section 8.06 below, the Accounting Firm shall recalculate the amount of cash which would be distributed to each Member pursuant to Section 12.02(c) if such amount were determined as of the closing date under Section 8.06 (in lieu of the effective date of the Election Notice) taking into account any contributions and/or distributions that occur after the effective date of the Election Notice. Upon such determination, the Accounting Firm shall give each Member written notice (“Adjusted Price Determination Notice”) thereof. The Accounting Firm shall reasonably and in good faith adjust the buying Member’s Purchase Price, if and to the extent necessary, to take into account the adjustments described in the Adjusted Price Determination Notice and to take into account appropriate prorations that would have been made if there had been an actual sale of the Project to a third party. 8.06 Closing of Purchase and Sale The closing of a purchase and sale held pursuant to this Article VIII shall be held at the principal office of the Company on a Business Day designated by the buying Member within sixty (60) days following the earlier of (i) the effective date upon which the Non-Electing Member has delivered the Purchase Notice pursuant to Section 8.03, or (ii) the expiration of the thirty (30)-day option period set forth in Section 8.03. The selling Member shall transfer to the buying Member (or the buying Member’s nominee(s)) the entire Interest of the selling Member free and clear of all liens, security interests, and competing claims and shall deliver to the buying Member (or the buying Member’s nominee(s)) such instruments of transfer and such evidence of due authorization, execution, and delivery, and of the absence of any such liens, security interests, or competing claims, as the buying Member (or the buying Member’s nominee(s)) shall reasonably request. The Purchase Price for the selling Member’s Interest shall be paid by the buying Member by delivering at the closing of a confirmed wire transfer of readily available funds or one (1) or more certified or bank cashier’s checks made payable to the selling Member in an amount equal to the Purchase Price, less the amount of the Deposit paid by the buying Member pursuant to Section 8.04 above (which shall be released to the selling Member at the closing). Effective as of the closing for the purchase of the selling Member’s Interest, the selling Member shall withdraw as a member of the Company. In connection with any such withdrawal, the buying Member may cause any nominee designated in the sole and absolute discretion of such Member to be admitted as a substituted member of the Company. Notwithstanding the foregoing, any indemnity of the selling Member and its Affiliates provided for under this Agreement including, without limitation, under Section 10.02(b) shall survive the sale of the Interest of the selling Member and its withdrawal as a member of the Company. 8.07 Representations and Warranties At the closing, the selling Member shall represent and warrant to the buying Member that the sale of the selling Member’s Interest to the buying Member (or its nominee) (i) does not violate,

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-47- conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which the selling Member is a party (exclusive of any such agreement or other instrument or obligation to which the Company or the Project Company is a party), or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the selling Member or any of the other properties or assets of the selling Member (exclusive of its Interest in the Company). The selling Member shall also represent and warrant to the buying Member at such closing that no notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any Person, is necessary in connection with the sale of its Interest to the buying Member. 8.08 Repayment of Default Loans The Purchase Price shall be offset at the closing of such purchase by the then unpaid principal balance of any and all Default Loan(s) (together with all accrued, unpaid interest thereon) made by the buying Member to the selling Member. Such Default Loan(s) (together with all accrued, unpaid interest thereon) shall be deemed paid to the extent of such offset, with such deemed payment to be applied first to the accrued interest thereon and thereafter to the payment of the outstanding principal amount thereof. If the Purchase Price is insufficient to fully offset the then unpaid principal balance of any and all Default Loan(s) (together with all accrued, unpaid interest thereon) made by the buying Member to the selling Member, then the portion of any such Default Loan(s) (and accrued, unpaid interest thereon) that remains outstanding following such offset shall be required to be paid by the selling Member at the closing referenced in Section 8.06. Also, notwithstanding any provision of this Agreement to the contrary, the unpaid balance of any and all Default Loan(s) (including all outstanding principal amounts thereof and all accrued, unpaid interest thereon) made by the selling Member to the buying Member shall be required to be paid by the buying Member at the closing referenced in Section 8.06. 8.09 Release and Indemnity On or before the closing of a purchase and sale held pursuant to this Article VIII, the buying Member shall use such Member’s reasonable and good faith efforts to obtain written releases of the selling Member and the selling Member’s Affiliates from all liabilities under all Recourse Documents and Nonrecourse Documents and all other liabilities of the Company and/or the Project Company for which the selling Member and/or its Affiliates may have personal liability, except to the extent such liabilities arise out of any Bad Acts or Prohibited Transfer of such selling Member or any Affiliate thereof. To the extent the buying Member is unable to obtain such releases on or before the closing, the buying Member and an Affiliate of the buying Member with a net worth reasonably acceptable to the selling Member shall jointly and severally indemnify, defend and hold the selling Member and its Affiliates wholly harmless from and against all such liabilities and guaranties, except to the extent such liabilities arise out of any Bad Acts or Prohibited Transfer of such selling Member or any Affiliate thereof. For purposes of clarification, the release, indemnity and related provisions set forth above in this Section 8.09 shall not apply to any Losses which are incurred by the Defaulting Member or its Affiliates to the extent such liabilities arise under an Affiliate Agreement.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-48- 8.10 Interim Event of Default If the buying Member breaches its obligation under this Article VIII to timely and validly close the purchase of the selling Member’s Interest, then (i) the buying Member shall not have any further right to deliver an Election Notice pursuant to Section 8.01 for a period of one (1) year after the date of such default, and (ii) the selling Member shall have the right, but not the obligation, to elect to purchase the Interest of the buying Member by delivering a Purchase Notice to such buying Member within thirty (30) days following such default. If the selling Member makes the election described in clause (ii) above, then the Purchase Price for the buying Member’s Interest shall be ninety percent (90%) of the amount that was otherwise determined under Section 8.02 and such purchase and sale shall otherwise be on the other terms and conditions set forth in this Article VIII. If the selling Member delivers a Purchase Notice pursuant to this Section 8.10, then the selling Member shall not be entitled to retain the Deposit under Section 8.04. 8.11 Application of Provisions The Members acknowledge and agree that if either Member has timely and validly delivered an Election Notice to the other Member and initiated the buy/sell procedures set forth in this Article VIII, then such other Member shall be precluded from delivering an Election Notice unless such buy/sell procedure has been terminated. ARTICLE IX REPRESENTATIONS, WARRANTIES, COVENANTS AND OTHER MATTERS 9.01 Tejon Representations As of the Effective Date, each of the statements in this Section 9.01 shall be a true, accurate and full disclosure of all facts relevant to the matters contained therein. Tejon hereby represents and warrants as follows for the sole and exclusive benefit of DP, each of which is material and is being relied upon by DP as of the Effective Date: (a) Due Formation. Tejon is a duly organized limited liability company validly existing and in good standing under the laws of the State of California and has the requisite power and authority to enter into and carry out the terms of this Agreement; (b) Required Actions. All action required to be taken by Tejon to execute and deliver this Agreement has been taken by Tejon and no further approval of any member, partner, shareholder, manager, officer, board, court, or other body is necessary to permit Tejon to execute and deliver this Agreement; (c) Binding Obligation. This Agreement and all other documents to be executed and delivered by Tejon pursuant to the terms of this Agreement will on the date such Agreement and documents are fully executed and delivered constitute legal, valid, and binding obligations of Tejon, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting generally the enforcement of creditors’ rights, and statutes or rules of equity concerning the enforcement of the remedy of specific performance (collectively, the “Enforceability Exceptions”);

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-49- (d) No Consent. No notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any Person, is necessary in connection with (i) the execution and delivery of this Agreement by Tejon, or (ii) the consummation and performance by Tejon of the transactions contemplated by this Agreement (other than the usual and customary consents and permits required to be issued in connection with the development of the Property); (e) Violation of Law. Neither the execution and delivery of this Agreement by Tejon, nor the consummation by Tejon of the transactions contemplated hereby, nor compliance by Tejon with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which the Company, the Project Company and/or Tejon is a party as of the Effective Date or to which the Company, the Project Company and/or Tejon or any of the other properties or assets of the Company, the Project Company and/or Tejon may be subject as of the Effective Date, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Company, the Project Company and/or Tejon or any of the other properties or assets of the Company, the Project Company and/or Tejon as of the Effective Date; (f) No Litigation. To the Actual Knowledge of Tejon, there is no litigation, arbitration, legal or administrative suit, action, proceeding or investigation of any kind, pending or threatened in writing (nor any basis therefor), which questions, directly or indirectly, the validity or enforceability of this Agreement as to Tejon; (g) No Member Obligations. Tejon has not incurred any other obligations or liabilities (excluding any obligations or liabilities related to the Property) which could individually or in the aggregate adversely affect Tejon’s ability to perform its obligations under this Agreement or which would become obligations or liabilities of DP, the Project Company or the Company; (h) Anti-Terrorism. Neither Tejon, nor any of its Affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers or directors, is, nor will they become, a Person with whom U.S. persons or entities are restricted from doing business under regulations of Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such Person; (i) No Plan Assets. Tejon does not hold the assets of any “employee benefit plan” as defined by Section 3(3) of the Employee Retirement Income Security Act of 1974,

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-50- as amended, any “plan” as described by Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or any Person deemed to hold the plan assets of the foregoing; (j) Most Knowledgeable Individuals. Abbott and McMahon are the individuals employed or affiliated with Tejon that have the most knowledge and information regarding the representations and warranties made in this Section 9.01 (k) No Untrue Statements. To the Actual Knowledge of Tejon, no representation, warranty or covenant of Tejon in this Agreement contains or will contain any untrue statement of material facts or omits or will omit to state material facts necessary to make the statements or facts contained therein not misleading; and (l) Development of Parcel 1A. Tejon Industrial Corp. is the fee title owner of Parcel 1A. Neither Tejon nor Tejon Industrial Corp. nor any Affiliate of either of them has granted any Person the right to purchase or participate in the development of Parcel 1A that is or will be binding and enforceable as of the Effective Date other than the right granted to Dedeaux Properties pursuant to Section 10.05 hereof (the “DP ROFO”). Additionally, for so long as the DP ROFO has not been terminated pursuant to the provisions of Section 10.05 hereof, Tejon Industrial Corp. shall not grant any Person other than DP Member the right to purchase or participate in the development of Parcel 1A. The term “Actual Knowledge of Tejon” means the actual present knowledge of Abbott and McMahon without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation. In no event shall Abbott or McMahon have any liability for the breach of any of the representations or warranties set forth in this Agreement. 9.02 DP Representations As of the Effective Date, each of the statements in this Section 9.02 shall be a true, accurate and full disclosure of all facts relevant to the matters contained therein. DP hereby represents and warrants as follows for the sole and exclusive benefit of Tejon, each of which is material and is being relied upon by Tejon as of the Effective Date: (a) Due Formation. DP is a duly organized limited liability company validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and carry out the terms of this Agreement; (b) Required Actions. All action required to be taken by DP to execute and deliver this Agreement has been taken and no further approval of any member, partner, shareholder, manager, officer, board, court, or other body is necessary to permit DP to execute and deliver this Agreement; (c) Binding Obligation. This Agreement and all other documents to be executed and delivered by DP pursuant to the terms of this Agreement will on the date such Agreement and documents are fully executed and delivered constitute legal, valid, and binding obligations of DP, enforceable in accordance with their terms, except as such enforceability may be limited by any Enforceability Exception;

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-51- (d) No Consent. No notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any Person, is necessary in connection with (i) the execution and delivery of this Agreement, or (ii) the consummation and performance by DP of the transactions contemplated by this Agreement (other than the usual and customary consents and permits required to be issued in connection with the development of the Property); (e) Violation of Law. Neither the execution and delivery of this Agreement, nor the consummation by DP of the transactions contemplated hereby, nor compliance by DP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which the Company, the Project Company and/or DP is a party as of the Effective Date or to which the Company, the Project Company and/or DP or any of the other properties or assets of the Company, the Project Company and/or DP may be subject as of the Effective Date, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Company, the Project Company and/or DP or any of the other properties or assets of the Company, the Project Company and/or DP as of the Effective Date; (f) No Litigation. To the Actual Knowledge of DP, there is no litigation, arbitration, legal or administrative suit, action, proceeding or investigation of any kind, pending or threatened in writing (nor any basis therefor), which questions, directly or indirectly, the validity or enforceability of this Agreement to DP; (g) No Member Obligations. DP has not incurred any obligations or liabilities which could individually or in the aggregate adversely affect DP’s ability to perform its obligations under this Agreement or which would become obligations or liabilities of Tejon, the Project Company or the Company; (h) Anti-Terrorism. Neither DP, nor any of its Affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers or directors, is, nor will they become, a Person with whom U.S. Persons are restricted from doing business under regulations of OFAC (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such Persons; (i) No Plan Assets. DP does not hold the assets of any “employee benefit plan” as defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, any “plan” as described by Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or any entity deemed to hold the plan assets of the foregoing;

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-52- (j) Most Knowledgeable Individual. Brett Dedeaux is the individual employed or affiliated with DP that has the most knowledge and information regarding the representations and warranties made in this Section 9.02; (k) Syndicated Investor Disclosure. DP has disclosed to Tejon the identity of all DP Investors and their respective commitments amounts as of the Effective Date, and shall disclose to Tejon the identity and commitment amounts of any DP Investors admitted following the Effective Date, and each DP Investor shall at all times comply with the DP Investor Requirements; and (l) No Untrue Statements. To the Actual Knowledge of DP, no representation, warranty or covenant of DP in this Agreement contains any untrue statement of material facts or omits to state material facts necessary to make the statements or facts contained therein not misleading. The term “Actual Knowledge of DP” means the actual present knowledge of Brett Dedeaux without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation. In no event shall Brett Dedeaux have any liability for the breach of any of the representations or warranties set forth in this Agreement. 9.03 Brokerage Fee Representation and Indemnity Each Member hereby agrees to indemnify, defend and hold the other Member wholly harmless from and against all Losses arising out of any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated herein insofar, as any such claim arises by reason of services alleged to have been rendered to or at the request of such indemnifying Member or any Affiliate thereof. No Member shall receive any credit to its Capital Account or Unreturned Contribution Account or otherwise be reimbursed by the Company or the Project Company for any amounts paid by such Member pursuant to this Section 9.03. 9.04 Investment Representations Each Member agrees as follows with respect to investment representations: (a) Member Understandings. Each Member understands the following: (i) No Registration. That the Interests in the Company evidenced by this Agreement have not been registered under the Securities Act of 1933, 15 U.S.C. § 15b et seq., the Delaware Securities Act, the California Corporate Securities Law of 1968 or any other state securities laws (the “Securities Acts”) because the Company is issuing Interests in the Company in reliance upon the exemptions from the registration requirements of the Securities Acts providing for issuance of securities not involving a public offering; (ii) Reliance by the Company. That the Company has relied upon the representation made by each Member that the Interest issued to such Member is to be held by such Member for investment; and

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-53- (iii) No Distribution. That exemption from registration under the Securities Acts would not be available if any Interest in the Company was acquired by a Member with a view to distribution. Each Member agrees that the Company is under no obligation to register the Interests or to assist the Members in complying with any exemption from registration under the Securities Acts if the Member should at a later date wish to dispose of such its Interest in the Company. (b) Acquisition for Own Account. Each Member hereby represents to the Company and the other Member that such representing Member is acquiring its Interest in the Company for such Member’s own account, for investment and not with a view to resale or distribution. Notwithstanding the foregoing, DP has informed Tejon that DP is acquiring its Interest in the Company with the expectation that DP will admit one (1) or more capital partners in accordance with the terms of this Agreement as investors in DP or in an Affiliate of DP to hold the Interest and that DP will be soliciting potential capital partners for such investment. DP hereby covenants and agrees that the solicitation and admission of any such capital partner in DP or in an Affiliate of DP will be made in full compliance with all applicable state and federal securities laws. (c) No Public Market. Each Member recognizes that no public market exists with respect to the Interests and no representation has been made that such a public market will exist at a future date. (d) No Advertisement. Each Member hereby represents that such Member has not received any advertisement or general solicitation with respect to the sale of the Interests. (e) Pre-Existing Business Relationship. Each Member acknowledges that such Member has a preexisting personal or business relationship with the Company or its officers, directors, or principal interest holders, or, by reason of such Member’s business or financial experience or the business or financial experience of such Member’s financial advisors (who are not affiliated with the Company), could be reasonably assumed to have the capacity to protect such Member’s own interest in connection with the acquisition of its Interest. Each Member further acknowledges that such Member is familiar with the financial condition and prospects of the Company’s business, and has discussed with the other Member the current activities of the Company. Each Member believes that the Interest is a security of the kind such Member wishes to purchase and hold for investment, and that the nature and amount of the Interest is consistent with such Member’s investment program. (f) Due Investigation. Before acquiring any Interest in the Company, each Member has investigated the Company and its business and the Company has made available to each Member all information necessary for the Member to make an informed decision to acquire an Interest in the Company. Each Member considers itself to be a Person possessing experience and sophistication as an investor adequate for the evaluation of the merits and risks of the Member’s investment in the Company.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-54- 9.05 Indemnification Obligations In addition to the indemnity described in Section 9.03 above, each Member hereby unconditionally and irrevocably covenants and agrees to indemnify, defend and hold harmless the Project Company, the Company, the other Member and such other Member’s partners, members, shareholders, officers, directors, employees, agents and other representatives (collectively, the “Affiliated Parties”) from and against any and all Losses incurred by the other Member and/or such Affiliated Parties to the extent such Losses arise out of any material inaccuracy or material breach of any representations or warranties made by such Member under this Agreement. No Member shall receive any credit to its Capital Account or Unreturned Contribution Account or otherwise be reimbursed by the Company or the Project Company for any amounts paid by such Member pursuant to this Section 9.05. 9.06 Survival of Representations, Warranties and Covenants Each Member understands the meaning and consequences of the representations, warranties and covenants made by such Member set forth in this Article IX and that the Company and the other Member have relied upon such representations, warranties and covenants. All representations, warranties and covenants contained in this Article IX shall survive the execution of this Agreement, the formation of the Company, the withdrawal of any Member as a member of the Company and the Liquidation of the Company. ARTICLE X LIABILITY, EXCULPATION, RESTRICTIONS ON COMPETITION, FIDUCIARY DUTIES AND INDEMNIFICATION 10.01 Liability for Company Claims Except as otherwise provided by this Agreement, the Delaware Act and/or any other applicable law, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company. 10.02 Exculpation, Indemnity and Reliance on Information The Members hereby agree to the exculpation, indemnity and other provisions set forth below as follows: (a) Limitation on Covered Person Liability. No authorized person, Member or Officer of the Company, or, if designated by the Executive Committee, any Affiliate or any direct or indirect members, partners, shareholders, directors, officers, managers, trustees or employees of any Member (collectively, the “Covered Persons”) shall be liable or accountable in damages or otherwise to the Company or to any Member for any error of judgment or any mistake of fact or law or for anything that such Covered Person may do or refrain from doing hereafter, except to the extent caused by any Bad Acts or Prohibited Transfer of such Covered Person or any Affiliate thereof. As used herein, the term “Bad Acts” means (i) gross negligence, fraud or willful misconduct, (ii) any act or omission

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-55- outside the scope of authority granted under this Agreement resulting in damages or liability to a Covered Person, (iii) any breach of this Agreement, and (iv) any action willingly taken by any Guarantor under any Recourse Document for the Project or Nonrecourse Document for the Project without the prior written consent of both Members, which creates liability under any such Recourse Document or Nonrecourse Document. The term “Prohibited Transfer” means any transfer of a direct or indirect ownership in the Company (including, without limitation, any transfer of a direct or indirect ownership interest in any Member) that results in a Lender declaring a default or breach of or under any of the loan documents evidencing any Loan obtained by the Company. For purposes of this Agreement, the Bad Act or Prohibited Transfer of any Affiliate or employee of any Person will also be deemed to be the Bad Act or Prohibited Transfer of such Person. The foregoing is subject to any applicable cure period provided under this Agreement. For the avoidance of any doubt, in no event will the limitation on liability set forth in this Section 10.02(a) extend to any Losses that may be incurred or that may arise under any Affiliate Agreement, subject to and without limiting the provisions of any such Affiliate Agreement governing any limitation of liability of any party under such Affiliate Agreement. (b) Indemnity. To the maximum extent permitted by applicable law as it presently exists or may hereafter be amended, the Company hereby agrees to indemnify, defend (with counsel selected by the Executive Committee), protect and hold harmless, each Covered Person, from and against any and all Losses incurred by such Covered Person by reason of anything which such Covered Person may do or refrain from doing that arises out of or relates to the Company to the extent such Losses are not covered by insurance maintained by or for the benefit of such Covered Person. The foregoing obligation of the Company to indemnify, protect, defend and hold harmless each Covered Person shall extend to any Losses incurred by any Guarantor under any Recourse Document or Nonrecourse Document (or as a result of the rights of contribution described in Section 3.05). Notwithstanding the foregoing terms of this Section 10.02(b), no Covered Person (including any Guarantor) shall be entitled to be indemnified by the Company to the extent any such Losses are incurred by such Covered Person by reason of, or in connection with, any Bad Acts or Prohibited Transfer of such Covered Person. For the avoidance of doubt, in no event will the indemnity obligation of the Company under this Section 10.02(b) extend to any Losses that may be incurred or that may arise under an Affiliate Agreement, subject to and without limiting the provisions of any such Affiliate Agreement governing an indemnity by the Company of such Affiliate. The Administrative Member may cause the Company to pay any costs and/or expenses incurred by any Covered Person in defending any civil, criminal, administrative or investigative action, suit or proceeding prior to the final disposition of such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Covered Person (or, in the Executive Committee’s reasonable discretion, a creditworthy Affiliate thereof) to repay such amount if it shall ultimately be determined that such Covered Person is not entitled to be indemnified by the Company as authorized in this Section 10.02(b). The obligation of the Company to indemnify, defend, protect and hold harmless each Covered Person under any provision of this Agreement shall survive the withdrawal of any Member from the Company and/or the Liquidation of the Company, in each case solely to the extent such obligation of the Company arose prior to such withdrawal or Liquidation.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-56- If a claim for indemnification or payment of expenses under this Section 10.02(b) is not paid in full within thirty (30) calendar days after a written claim therefor by the Covered Person has been received by the Company, then the Covered Person may initiate an action to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action, the Covered Person shall have the burden of proving that the Covered Person was entitled to the requested indemnification or payment of expenses under applicable law. (c) Reliance upon Information, Opinions, Reports, etc. A Covered Person shall be fully protected in relying in good faith upon the records of the Company, any information received by any Member or the Company with respect to the Project Company and/or the Project (financial or otherwise), and upon such information, opinions, reports or statements presented to the Company and/or the Project Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence including, without limitation, information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or cash flow or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid. 10.03 Limitation on Liability Notwithstanding anything to the contrary contained in this Agreement (and without limiting any liability a party may have under the Delaware Act or other applicable law to return any distribution received by such party), no direct or indirect member, manager, partner, shareholder, officer, director, trustee or employee in or of any Member (collectively, the “Nonrecourse Parties”) shall be personally liable in any manner or to any extent under or in connection with this Agreement, and neither any Member nor the Company shall have any recourse to any assets of any of the Nonrecourse Parties. Neither any Member nor any Nonrecourse Party shall have any liability for any punitive damages, lost profits, special damages or consequential damages based on any claim that arises out of or relates to this Agreement and/or the Company. The limitation on liability provided in this Section 10.03 is in addition to, and not in limitation of, any limitation on liability applicable to any Member or Nonrecourse Party provided by law or by this Agreement or any other contract, agreement or instrument. 10.04 Activities of the Members and Their Affiliates Subject to the terms of this Agreement, each Member and their respective direct and indirect Affiliates, members, partners, shareholders, directors, managers, officers, employees, agents and trustees shall only be required to devote so much of their time to the business and affairs of the Company as is determined in the reasonable discretion of each such party. Subject to the terms of Section 10.05, neither Member nor any of its direct and indirect Affiliates, members, partners, shareholders, directors, officers, managers, employees, agents or trustees shall be prohibited from engaging in other businesses whether or not similar to the business of the Company and each such party shall be entitled to retain for its own benefit any economic or other rights or benefits derived from any such other business.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-57- 10.05 Right of First Offer If (i) Tejon Industrial Corp. or any Affiliate thereof intends to develop and construct an industrial project on that certain real property located within the Tejon Ranch Commerce Center in the County of Kern, State of California described more fully on Exhibit “J” attached hereto (“Parcel 1A”), (ii) DP is not a Defaulting Member, (iii) one (1) or more of Brett Dedeaux, Justin Dedeaux and Anthony Dedeaux, individually or collectively, directly or indirectly, maintain control of Dedeaux Properties, LLC, a California limited liability company (the “Dedeaux Properties”), and (iv) one (1) or more of Brett Dedeaux, Justin Dedeaux and Anthony Dedeaux, in the aggregate, directly or indirectly, own more than fifty percent (50%) of Dedeaux Properties, then Tejon shall prior to Tejon Industrial Corp. or any Affiliate thereof proceeding with such development deliver to Dedeaux Properties (with a copy to DP) (A) a written notice of such intent to develop Parcel 1A (the “Development Notice”), and (B) an investment memorandum describing the proposed development (the “Proposed Development”). The investment memorandum will include (1) a pro forma cash flow analysis, (2) an investment return summary, and (3) a market overview and competitive rent survey. Within forty-five (45) days following the effective date of the Development Notice, Dedeaux Properties will have the right to elect to participate in the Proposed Development pursuant to a separate limited liability company agreement on the same terms and conditions that are set forth in this Agreement (subject to the Members agreeing upon the agreed value of Parcel 1A) by delivering written notice of such election to Tejon provided all of the requirements set forth in clauses (ii), (iii) and (iv) above are satisfied on the date such election is made. If Dedeaux Properties fails to timely deliver such notice or if Tejon and Dedeaux Properties fail to reach an agreement, for any reason or for no reason, with respect to the terms of such participation within forty-five (45) days following the effective date of the Development Notice, then Tejon Industrial Corp. (or its designee) will have the right to proceed with the development of Parcel 1A with or without a third party developer on such terms and conditions as are determined by Tejon in its sole and absolute discretion. The right of Dedeaux Properties to participate in any Proposed Development under this Section 10.05 will automatically terminate if either DP or Tejon withdraw as a member of the Company prior to the sale or disposition of the Project. For the avoidance of doubt, the Members agree that neither the Company nor the Project Company will acquire Parcel 1A. 10.06 Fiduciary Duties The fiduciary duties otherwise owed by the Members to each other under the Delaware Act or otherwise are limited as follows: (a) Other Activities. Except as otherwise provided by this Agreement, to the maximum extent allowed by law, neither Member shall have any obligations (fiduciary or otherwise) with respect to the Company or to the other Member insofar as making other investment opportunities available to the Company or to the other Member. Except as otherwise provided in this Agreement, each Member may engage in whatever activities such Member may choose, whether the same are competitive with the Company, the Project Company or otherwise, without having or incurring any obligation to offer any interest in such activities to the Company or to the other Member. Except as otherwise provided in this Agreement, neither this Agreement nor any activities undertaken pursuant hereto shall prevent either Member from engaging in such activities, and to the maximum

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-58- extent allowed by law, the fiduciary duties of the Members to each other and to the Company shall be limited solely to those arising from the business of the Company. EACH MEMBER AGREES THAT THE MODIFICATION AND WAIVER OF THE FIDUCIARY DUTIES OF EACH MEMBER PURSUANT TO THIS ARTICLE X ARE FAIR AND REASONABLE AND HAVE BEEN UNDERTAKEN WITH THE INFORMED CONSENT OF EACH MEMBER. TO THE MAXIMUM EXTENT ALLOWED BY LAW, EACH MEMBER AGREES AND COVENANTS NOT TO CONTEST THE VALIDITY OF THE PROVISIONS OF THIS SECTION IN ANY COURT OF LAW (AND/OR IN ANY OTHER PROCEEDING). (b) Good Faith and Fair Dealing. Except as otherwise provided by this Agreement, each Member intends to limit the standard of care, degree of loyalty and fiduciary duties to the maximum extent allowed by law; provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. Without limiting the generality of the foregoing, each Member may exercise any of its rights and remedies under this Agreement without regard to any fiduciary duties that are owed to the Company or the other Member including, without limitation, the remedies set forth in Section 3.03 and Articles VII and VIII. 10.07 Non-Exclusivity of Rights Except as otherwise provided in this Agreement, the rights conferred on any Person by this Article X shall not be exclusive of any other rights which such Person may have or hereafter acquire under any applicable law. 10.08 Amendment or Repeal Any repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection hereunder of any Person in respect of any act or omission occurring prior to the time of such repeal or modification. 10.09 Insurance The Company may purchase and maintain insurance, to the extent and in such amounts as are determined by the Executive Committee on behalf of the Covered Persons and such other Persons as the Executive Committee shall determine in its reasonable discretion, against any liability or claim that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of the Company or such indemnities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement. The Company may enter into indemnity contracts with Covered Persons and such other Persons as the Executive Committee shall determine and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under Section 10.02(b) hereof and containing such other procedures regarding indemnifications as are appropriate.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-59- ARTICLE XI BOOKS AND RECORDS 11.01 Books of Account and Bank Accounts The taxable year of the Company shall be the year ending December 31. Tejon shall maintain accurate and complete books of account and records showing the assets and liabilities, operations, transactions and financial condition of the Company on an accrual basis in accordance with Generally Accepted Accounting Principles, consistently applied. Tejon shall also provide to the other Member within fifteen (15) days after the end of each calendar month (i) an unaudited monthly net cash flow statement setting forth the calculation of net cash flow and all disbursements of cash by the Company, and (ii) an unaudited statement of continuing operations for the Company, including a balance sheet for the Company, as of the end of the month, and a profit and loss statement for the month. Promptly after written request by the other Member, Tejon shall deliver such other information as is reasonably requested by the other Member. Tejon shall also provide on an annual basis within thirty (30) calendar days after each calendar year annual unaudited statements of the operations of the Company including (A) statement of net assets (balance sheet); (B) statement of operations; (C) statement of cash flows; and (D) statement of changes in Members’ capital. The annual financial reports shall be delivered together with a written statement by Tejon that includes a representation by Tejon that such financial statements have been prepared in accordance Generally Accepted Accounting Principles, consistently applied. Upon not less than seventy-two (72) hours prior notice, Tejon shall cooperate with the other Member, at the Company’s sole cost and expense, to conduct an independent inspection and review of the books and records of the Company. The other Member shall have the authority to authorize the preparation of audited financial statements for the Company at the expense of the requesting party. The failure by Tejon to deliver or otherwise cooperate timely with any item to be delivered or request made in accordance with the requirements of this Section 11.01 shall be considered a material breach of Tejon’s obligations under this Agreement (provided the foregoing shall not limit any cure rights the other Member may have with respect to such breach under Section 2.17(c)(i) or 7.01(a) above). During normal business hours at the principal office of the Company, on not less than forty- eight (48) hours prior notice, all of the following shall be made available for inspection and copying by each Member at its own expense: (i) all books and records relating to the business and financial condition of the Company, (ii) a current list of the name and last known business, residence or mailing address of each Member, (iii) a copy of this Agreement, the Certificate of Formation for the Company and all amendments thereto, together with executed copies of any written powers-of-attorney pursuant to which this Agreement, the Certificate of Formation and/or any amendments thereto have been executed, (iv) the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Member to the capital of the Company and which each Member has agreed to contribute in the future, and (v) the date upon which each Member became a member of the Company.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-60- 11.02 Tax Returns Tejon shall cause to be prepared and timely filed and distributed to each Member, at the expense of the Company (and prepared by an accounting firm approved by the Executive Committee), all required federal and state tax returns for the Company which shall be delivered to the Members by no later than March 31 each year. The failure by Tejon to deliver timely any tax return in accordance with the requirements of this Section 11.02 shall be considered a material breach of Tejon’s obligations under this Agreement if (i) such failure is not caused by the other Member’s delay in delivering any information reasonably and timely requested in writing by Tejon, and (ii) such failure is not caused by the accounting firm’s failure to prepare such tax returns within the estimated timeframe provided by the accounting firm or any failure by the Executive Committee to agree on any accounting treatment or election (provided the foregoing shall not limit any cure rights Tejon may have with respect to such breach under Section 2.17(c)(i) or 7.01(a) above). Tejon is hereby designated as the “partnership representative” of the Company within the meaning of Section 6223(a) of the Code, as amended by Title XI of the Bipartisan Budget Act of 2015. Tejon is specifically directed and authorized to (x) to take whatever steps may be necessary or desirable to perfect its designation as “partnership representative,” including filing any forms or documents with the IRS, and (y) to take such other action as may from time to time be required under the Code and the Regulations. The “partnership representative” of the Company shall be entitled to be reimbursed by the Company for all reasonable third-party out-of- pocket costs and expenses incurred in connection with any tax proceeding relating to the Company. Notwithstanding the foregoing, the “partnership representative” of the Company shall (i) provide the Members with prompt notice and copies of all communications with the IRS, (ii) reasonably consult with the Members regarding the resolution of any disputes with the IRS, and (iii) not settle any such dispute, extend the statute of limitations with respect to such dispute, or take any other material action that would bind the Company or the Members in connection with any material matter, unless such decision is approved as a Major Decision. As the “partnership representative” of the Company, Tejon will have the right to make an election to treat any “partnership adjustment” as an adjustment to be taken into account by each Member (and former member) in accordance with Section 6226 of the Code. ARTICLE XII DISSOLUTION AND WINDING UP OF THE COMPANY 12.01 Events Causing Dissolution of the Company Upon any Member’s bankruptcy, resignation, withdrawal, expulsion or other cessation to serve or the admission of a new member into the Company, the Company shall not dissolve but the business of the Company shall continue without interruption or break in continuity. However, the Company shall be dissolved and its affairs wound up upon the first to occur of any of the following events: (a) Intentionally Deleted.; (b) Intentionally Deleted;

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-61- (c) Failure to Timely Close Construction Loan. The election of either Member to dissolve the Company if the Company and the Construction Loan Lender do not execute and deliver the Construction Loan Documents on or prior to the Construction Loan Deadline (provided such election is made prior to the date (if any) that the Company and the Construction Loan Lender execute and deliver the Construction Loan Documents ); (d) Contribution Agreement Default. The election of DP Member to dissolve the Company if Tejon Industrial Corp. breaches its obligation to contribute the Property to the Company under the Contribution Agreement. (e) Sale of Assets. The sale, transfer or other disposition by the Company or the Project Company, as applicable, of all or substantially all of its assets and the collection by the Company or the Project Company, as applicable, of all consideration received in such transaction (including, without limitation, the collection of any promissory note received by the Company or the Project Company, as applicable); (f) Election of Members. The affirmative election of the Executive Committee to dissolve the Company; or (g) Decree of Dissolution. The entry of a decree of judicial dissolution pursuant to Section 18-802 of the Delaware Act. Except as provided above in this Section 12.01, neither Member shall have the right to, and each Member hereby waives to the maximum extent allowed by law the right to, unilaterally seek to dissolve or cause the dissolution of the Company or to unilaterally seek to cause a partial or whole distribution or sale of Company assets whether by court action or otherwise, it being agreed that any actual or attempted dissolution, distribution or sale would cause a substantial hardship to the Company and the other Member. 12.02 Winding Up of the Company Upon the Liquidation of the Company, the Administrative Member shall proceed to the winding up of the business and affairs of the Company. During such winding up process, the Net Profits, Net Losses and Cash Flow distributions shall continue to be shared by the Members in accordance with this Agreement. Subject to Section 12.03, the assets shall be liquidated as promptly as consistent with obtaining a fair value therefor, and the proceeds therefrom, to the extent available, shall be applied and distributed by the Company on or before the end of the taxable year of such Liquidation or, if later, within ninety (90) days after such Liquidation, in the following order: (a) Creditors. First, to creditors of the Company (including Members who are creditors) in the order of priority as provided by law; (b) Reserves. Second, to establishing any reserves which the Administrative Member reasonably determines are necessary for any contingent, conditional or unmatured liabilities or obligations of the Company; and

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-62- (c) Remaining Amounts. Thereafter, to the Members in the order of priority set forth in Section 5.01. Any reserves withheld pursuant to Section 12.02(b) shall be distributed as soon as practicable, as determined in the reasonable discretion of the Administrative Member, in the order of priority set forth in Section 12.02(c). The Members believe and intend that the effect of making any and all liquidating distributions in accordance with the provisions of Section 12.02(c) shall result in such liquidating distributions being made to the Members in proportion to the positive balances standing in their respective Capital Accounts. If this is not the result, then the Administrative Member, upon the advice of tax counsel to the Company, is hereby authorized to make such amendments to the provisions of Article IV that are reasonably approved by the Executive Committee as may be necessary to cause such allocations to be in compliance with Code Section 704(b) and the Treasury Regulations promulgated thereunder. 12.03 Distribution of Assets Upon Early Dissolution Event Following the effective date of any notice delivered to dissolve the Company pursuant to Section 12.01(a), Section 12.01(b), Section 12.01(c) or Section 12.01(d), (i) Tejon Industrial Corp. shall not have any duty or obligation to convey (and Tejon shall have no obligation to cause Tejon Industrial Corp. to convey) the Property (or any portion thereof) or any rights related thereto to the Project Company, (ii) neither the Project Company, the Company nor DP shall have any rights to participate in, or otherwise realize any economic benefit from, the Property (or any rights related thereto); (iii) the Company shall, and shall cause the Project Company to, transfer, convey and assign to Tejon, for no consideration on an “AS-IS” basis without any representation or warranty whatsoever from the Project Company, the Company, DP and/or any Affiliate thereof at an agreed upon value of zero (0), any and all studies, surveys, plans, engineering and all other materials and rights owned by the Project Company that in any way relate to or benefit the Property (collectively, the “Property Materials & Rights”), and (iv) Tejon shall contribute an amount equal to the balance standing in DP’s Unreturned Contribution Account after the Company has made all other distributions required under Section 12.02 if, and only if, (A) DP’s Representatives have delivered the annual business plan for the first Business Plan Period to the Executive Committee pursuant to Section 2.07 within ninety (90) days following the Effective Date of this Agreement; provided, however, if the annual business plan for the first Business Plan Period has already been approved in accordance with the Original Agreement, then the requirement set forth in this clause (A) shall be deemed satisfied, and (B) Tejon’s Representatives have elected for the Project Company not to proceed with the development and construction of the Project following the delivery of such business plan. Any funds contributed by Tejon to the Company pursuant to clause (iv) shall be promptly distributed by the Company to DP. 12.04 Negative Capital Account Restoration No Member shall have any obligation whatsoever upon the Liquidation of such Member’s Interest, the Liquidation of the Company or in any other event, to contribute all or any portion of any negative balance standing in such Member’s Capital Account to the Company, to the other Member or to any other Person.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-63- ARTICLE XIII MISCELLANEOUS 13.01 Amendments This Agreement may be amended and/or modified only with the written approval of both Members. 13.02 Waiver of Conflict Interest EACH MEMBER HEREBY ACKNOWLEDGES AND AGREES THAT, IN CONNECTION WITH THE DRAFTING, PREPARATION AND NEGOTIATION OF THIS AGREEMENT AND THE CONTRIBUTION AGREEMENT, THE FORMATION OF THE COMPANY AND THE PROJECT COMPANY AND ALL OTHER MATTERS RELATED THERETO, (I) ALLEN MATKINS LECK GAMBLE MALLORY & NATSIS LLP HAS ONLY REPRESENTED THE INTERESTS OF TEJON, AND NOT THE INTERESTS OF DP, THE COMPANY, THE PROJECT COMPANY OR ANY OTHER PARTY, AND (II) COZEN O’CONNOR HAS ONLY REPRESENTED THE INTERESTS OF DP AND NOT THE INTERESTS OF TEJON, THE COMPANY, THE PROJECT COMPANY OR ANY OTHER PARTY. THE ATTORNEYS, ACCOUNTANTS AND OTHER EXPERTS WHO PERFORM SERVICES FOR ANY MEMBER MAY ALSO PERFORM SERVICES FOR THE COMPANY AND THE PROJECT COMPANY. TO THE EXTENT THAT THE FOREGOING REPRESENTATION CONSTITUTES A CONFLICT OF INTEREST, THE COMPANY AND EACH MEMBER HEREBY EXPRESSLY WAIVES ANY SUCH CONFLICT OF INTEREST. EACH MEMBER FURTHER ACKNOWLEDGES THAT THE ATTORNEYS, ACCOUNTANTS AND OTHER EXPERTS WHO PERFORM SERVICES FOR THE COMPANY AND/OR THE PROJECT COMPANY SHALL NOT BE DEEMED BY VIRTUE OF SUCH REPRESENTATION TO HAVE ALSO REPRESENTED ANY OTHER PARTY IN CONNECTION WITH ANY SUCH MATTERS. 13.03 Partnership Intended Solely for Tax Purposes The Members have formed the Company as a Delaware limited liability company under the Delaware Act, and do not intend to form a corporation or a general or limited partnership under Delaware or California law (or any other state law). The Members intend the Company to be classified and treated as a partnership solely for federal and state income taxation purposes. Each Member agrees to act consistently with the foregoing provisions of this Section 13.03 for all purposes, including, without limitation, for purposes of reporting the transactions contemplated herein to the Internal Revenue Service and all state and local taxing authorities. 13.04 Notices All notices or other communications required or permitted hereunder shall be in writing, and shall be delivered or sent, as the case may be, by any of the following methods: (i) personal delivery, (ii) overnight commercial carrier, (iii) registered or certified mail, postage prepaid, return receipt requested, or (iv) facsimile or email. Any such notice or other communication shall be deemed received and effective upon the earlier of (A) if personally delivered, the date of delivery to the address of the Person to receive such notice; (B) if delivered by overnight commercial

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-64- carrier, one (1) day following the receipt of such communication by such carrier from the sender, as shown on the sender’s delivery invoice from such carrier; (C) if mailed, on the date of delivery as shown by the sender’s registry or certification receipt; or (D) if given by facsimile or email, when sent if received by the intended recipient of such facsimile or email prior to 5:00 p.m. on a Business Day or on the next Business Day if not received by the recipient of such facsimile prior to 5:00 p.m. on a Business Day. Any notice or other communication sent by facsimile or email must be confirmed within two (2) Business Days by letter mailed or delivered in accordance with the foregoing to be effective. Any reference herein to the date of receipt, delivery, or giving or effective date, as the case may be, of any notice or communication shall refer to the date such communication becomes effective under the terms of this Section 13.04. Any such notice or other communication so delivered shall be addressed to the party to be served at the address for such party set forth in Section 1.02. The address for either Member may be changed by giving written notice to the other Member in the manner set forth in this Section 13.04. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice or other communication sent. 13.05 Construction of Agreement The Article and Section headings of this Agreement are used herein for reference purposes only and shall not govern, limit, or be used in construing this Agreement or any provision hereof. Each of the Exhibits attached hereto is incorporated herein by reference and expressly made a part of this Agreement for all purposes. References to any Exhibit made in this Agreement shall be deemed to include this reference and incorporation. Where the context so requires, the use of the neuter gender shall include the masculine and feminine genders, the masculine gender shall include the feminine and neuter genders, the feminine gender shall include the masculine and neuter genders, and the singular number shall include the plural and vice versa. Each Member acknowledges that (i) each Member is of equal bargaining strength; (ii) each Member has actively participated in the drafting, preparation and negotiation of this Agreement; and (iii) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, any portion hereof, or any Exhibits attached hereto. 13.06 Counterparts This Agreement may be executed and delivered in multiple counterparts including by facsimile or .pdf file, each of which shall be deemed an original Agreement, but all of which, taken together, shall constitute one (1) and the same Agreement, binding on the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof. 13.07 Attorneys’ Fees If any lawsuit, arbitration, mediation or other proceeding is commenced by any Member against any other Member that arises out of, or relates to, this Agreement, then the prevailing Member in such action shall be entitled to recover reasonable attorneys’ fees and costs. Any judgment or order entered in any such action shall contain a specific provision providing for the recovery of all costs and expenses of suit including, without limitation, reasonable attorneys’ and expert witness fees, costs and expenses incurred in connection with (i) enforcing, perfecting and

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-65- executing such judgment; (ii) post-judgment motions; (iii) contempt proceedings; (iv) garnishment, levy, and debtor and third-party examinations; (v) discovery; and (vi) bankruptcy litigation. 13.08 Approval Standard The consent, approval or determination of any Member or Representative required or permitted under this Agreement may be withheld in such party’s sole and absolute discretion, unless this Agreement provides that such consent or approval shall not be unreasonably withheld (or another standard is specifically provided for in this Agreement for such matter). 13.09 Further Acts Each Member covenants, on behalf of such Member and such Member’s successors and assigns, to execute, with acknowledgment, verification, or affidavit, if required, any and all documents and writings, and to perform any and all other acts, that may be reasonably necessary or desirable to implement, accomplish, and/or consummate the formation and continuation of the Company and the formation of the Project Company, the achievement of the Company’s and the Project Company’s purposes, and any other matter contemplated under this Agreement. 13.10 Preservation of Intent If any provision of this Agreement is determined by any court having jurisdiction to be illegal or in conflict with any laws of any state or jurisdiction, then the Members agree that such provision shall be modified to the extent legally possible so that the intent of this Agreement may be legally carried out. If any of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect or for any reason, then the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired or affected, it being intended that the Members’ rights and privileges described in this Agreement shall be enforceable to the fullest extent permitted by law. 13.11 Waiver No consent or waiver, express or implied, by a party to or of any breach or default by any other party in the performance by such other party of such other party’s obligations under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party hereunder. Failure on the part of a party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such non- complaining or non-declaring party of the latter’s rights hereunder. 13.12 Entire Agreement This Agreement, together with the Contribution Agreement, contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or other contemporaneous understanding, correspondence, negotiations or agreements between them respecting the subject matter hereof.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-66- 13.13 Choice of Law Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly acknowledge and agree that all of the terms and provisions of this Agreement shall be construed under the laws of the State of Delaware (without giving effect to the conflicts of laws and principles thereof). In furtherance of the foregoing, and pursuant to Section 17708.01(a) of the California Act, all rights, duties, obligations and remedies of the Members shall be governed by the Delaware Act (without giving effect to the conflicts of laws and principals thereof). 13.14 No Third-Party Beneficiaries Except as otherwise set forth in Section 3.05 and Article X, the provisions of this Agreement are not intended to be for the benefit of, or enforceable by, any third party and shall not give rise to a right on the part of any third party (i) to enforce or demand enforcement of a Member’s obligation to contribute capital, obligation to return distributions, or obligation to make other payments to the Company as set forth in this Agreement, or (ii) to demand that the Project Company, the Company, the Administrative Member or the other Member obtain financing or issue any capital call. 13.15 Successors and Assigns Subject to the restrictions set forth in Article VI and Section 9.04, this Agreement shall inure to the benefit of and shall bind the parties hereto and their respective personal representatives, successors, and assigns. 13.16 No Usury Notwithstanding any other provision in this Agreement, the rate of interest charged by the Company or by any Member (and/or any Affiliate thereof) in connection with any obligation under this Agreement shall not exceed the maximum rate permitted by applicable law. To the extent that any interest charged by the Company or by any Member (and/or Affiliate thereof) shall have been finally adjudicated to exceed the maximum amount permitted by applicable law, such interest shall be retroactively deemed to have been a required repayment of principal (and any such amount paid in excess of the outstanding principal amount shall be promptly returned to the payor). In furtherance of the foregoing, the Members acknowledge and agree that pursuant to the Delaware Act, no obligation of a Member to the Company shall be subject to the defense of usury, and no Member shall impose the defense of usury with respect to any such obligation in any action. 13.17 Venue If any litigation, claim or lawsuit directly or indirectly arising out of this Agreement is not required to be resolved in accordance with the JAMS procedures provided for under Section 13.18, then each Member hereby irrevocably consents to the maximum extent allowed by law to the exclusive jurisdiction of the state and federal courts located in California and to the exclusive venue of (i) the Eastern District of California for any federal action or proceeding arising out of, or relating to, this Agreement, and (ii) the Superior Court of California located in Kern County, California for any state action or proceeding arising out of, or relating to, this Agreement.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-67- 13.18 Dispute Resolution Any action to resolve any controversy or claim arising out of, or related to in any way to, this Agreement (exclusive of any impasse on any Major Decision) or the Contribution Agreement, including, without limitation, any alleged breach of this Agreement or the Contribution Agreement and any claim based upon any tort theory, however characterized shall be resolved through a binding arbitration before an arbitrator in accordance with the terms of this Section 13.18. (a) Binding Arbitration. Any Member desiring to bring any action under this Agreement or the Contribution Agreement shall give written notice to the other Member (the “Arbitration Notice”), which notice shall state with particularity the nature of the dispute and the demand for relief, making specific reference by Section and title, if applicable, of the provisions of this Agreement or the Contribution Agreement pertaining to the dispute. This arbitration provision and its validity, construction, and performance shall be governed by the Federal Arbitration Act (the “FAA”) and cases decided thereunder and, to the extent relevant, the laws of the State of California. Further, the terms and procedures governing the enforcement of this Section 13.18 shall be governed by and construed and enforced in accordance with the FAA, and not individual state laws regarding enforcement of arbitration agreements. (b) Selection of Arbitrator. The Members shall endeavor to agree, within thirty (30) days of the Arbitration Notice, upon a mutually acceptable arbitrator to resolve the dispute. The arbitrator shall be a single former judge of the Superior Court or the Court of Appeal of the State of California or a member in good standing with the California State Bar currently employed by or associated with the office of JAMS/ENDISPUTE (“JAMS”) located in Los Angeles, California. The arbitrator shall have no direct or indirect social, political or business relationship of any sort with either of the Members, their respective legal counsel or any other Person materially involved with the Project. If the Members cannot agree upon the arbitrator within such thirty (30)-day period, then JAMS, in its sole discretion, shall provide a list of three (3) arbitrators with the qualifications set forth above. Within ten (10) days of JAMS providing the above- described list, each Member shall be entitled to strike one (1) name from the list and so notify JAMS. JAMS, in its sole discretion, thereafter shall select as arbitrator any one (1) of the persons remaining on the list, and the person so selected shall thereafter serve as arbitrator. If for any reason JAMS is unable or unwilling to make such an appointment, then any Member may apply to the Superior Court of the State of California in and for the County of Los Angeles for appointment of any former judge of the Superior Court or the Court of Appeal of the State of California to serve as arbitrator. The appointment of an arbitrator, whether by JAMS or by the Superior Court pursuant to the foregoing, shall be made, and the arbitrator shall serve, without further objection from any Member, except on the ground of conflict of interest, if any, pursuant to the same rules that would apply if the arbitrator was serving as an active member of the Superior Court or Court of Appeal. (c) Location of Proceeding. The proceeding shall take place at a City of Los Angeles office of JAMS and shall be conducted pursuant to the provisions of JAMS Comprehensive Arbitration Rules & Procedures in effect on the date of the Arbitration Notice (the “Rules”); provided that in all events the rules of evidence in such proceeding

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-68- shall be governed by the California Evidence Code. Discovery between the parties prior to the arbitration hearing shall be limited to the mutual exchange of relevant documents. Interrogatories and request for admissions shall not be allowed under any circumstance. Depositions of witnesses shall not be permitted, unless it is shown that the witness will be otherwise unavailable and it is necessary to preserve his or her testimony for the hearing. The arbitrator shall have the authority set forth in Section 1282.6 of the California Code of Civil Procedure to issue subpoenas requiring the attendance at the hearing of witnesses, and to issue subpoenas duces tecum for the production at the hearing of books, records, documents and other evidence. (d) Resolution of Dispute. Except as otherwise provided in Section 13.18(c), the arbitrator shall apply Delaware law in resolving the dispute. In resolving the dispute, the arbitrator shall apply the pertinent provisions of this Agreement without departure therefrom in any respect, and the arbitrator shall not have the power to change any of the provisions of the Agreement. The arbitrator shall try all of the issues including, without limitation, any issues that may be raised concerning whether the dispute is subject to the provisions of this Section 13.18 and any and all other issues, whether of fact or of law, and shall hear and decide all motions and matters of any kind. The arbitrator shall not be required to prepare a written statement of decision as to any interlocutory decision, but at the conclusion of the arbitration shall prepare a written statement of decision thereon which shall be final and binding upon the parties, and upon which judgment may be entered in accordance with applicable law in any court having jurisdiction thereof. Any interlocutory decisions by the arbitrator likewise shall be final and binding, except that the arbitrator shall have the power to reconsider such decisions for good cause shown. The Members shall not have the right to appeal the arbitration award consistent with the JAMS Optional Arbitration Appeal Procedure in effect at the time or any similar successor rules. Subject to the limitations in this Section 13.18, the arbitrator shall have the authority to grant any equitable and legal remedies that would be available in a judicial proceeding. The arbitrator may award interim and final injunctive relief and other remedies, but may not award punitive, exemplary, treble or other enhanced damages. The arbitrator shall have no power or authority to issue any award or determination that would amend or modify this Agreement. Notwithstanding the foregoing, a party shall be permitted to seek a temporary restraining order or injunctive relief in a court of competent jurisdiction with regard to any controversy, dispute or claim between them relating to or arising out of this Agreement, a breach of this Agreement or the termination of the Administrative Member, where such relief is appropriate; provided that other relief shall be pursued through an arbitration proceeding pursuant to this Section 13.18. Each Member shall use reasonable efforts to expedite the arbitration process, and each Member shall have the right to be represented by counsel. (e) Award of Fees. Subject to the obligation of the arbitrator to award such fees and expenses to the prevailing party as provided in Section 13.07, until the arbitrator issues his or her final statement of decision, each Member shall pay the fees and expenses of its attorneys and experts in connection with the adjudication and one-half of the fees and expenses of the arbitrator; provided, however, that the arbitrator shall have the same power as a judge pursuant to the California Code of Civil Procedure to award sanctions with reference to interlocutory matters. Subject to Section 13.07, the Member shall bear an

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-69- equal (pro rata) share of any arbitration costs, including any administrative or hearing fees charged by the arbitrator or JAMS. (f) Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH MEMBER HEREBY WAIVES EACH SUCH MEMBER’S RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATED TO THE PROJECT COMPANY, THE PROJECT COMPANY AGREEMENT, THE COMPANY, THIS AGREEMENT, THE CONTRIBUTION AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY MEMBER AGAINST THE OTHER MEMBER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH MEMBER AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY AN ARBITRATOR AS PROVIDED ABOVE BUT THIS WAIVER SHALL BE EFFECTIVE EVEN IF, FOR ANY REASON WHATSOEVER, SUCH CLAIM OR CAUSE OF ACTION CANNOT BE TRIED BY SUCH ARBITRATOR. WITHOUT LIMITING THE FOREGOING, EACH MEMBER FURTHER AGREES THAT EACH SUCH MEMBER’S RIGHT TO A TRIAL BY JURY IS WAIVED TO THE MAXIMUM EXTENT ALLOWED BY LAW BY OPERATION OF THE FOREGOING AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE CONTRIBUTION AGREEMENT OR ANY PROVISION OF EITHER SUCH AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT AND/OR THE CONTRIBUTION AGREEMENT. _____________ INITIALS OF TEJON _____________ INITIALS OF DP (g) Survivability. The provisions of this Section 13.18 shall survive the withdrawal of any Member from the Company and the dissolution and liquidation of the Company. 13.19 Timing All dates and times specified in this Agreement are of the essence and shall be strictly enforced. 13.20 Remedies for Breach of this Agreement Except as otherwise specifically provided in this Agreement, the remedies set forth in this Agreement are cumulative and shall not exclude any other remedies to which a Person may be lawfully entitled. Docusign Envelope ID: 5868677F-2AC5-40C4-8991-BDA029909246

4911-3315-7434.12 373745.00010/4-17-26 LEGAL\114520902\2-69- equal (pro rata) share of any arbitration costs, including any administrative or hearing fees charged by the arbitrator or JAMS. (f) Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH MEMBER HEREBY WAIVES EACH SUCH MEMBER’S RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATED TO THE PROJECT COMPANY, THE PROJECT COMPANY AGREEMENT, THE COMPANY, THIS AGREEMENT, THE CONTRIBUTION AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY MEMBER AGAINST THE OTHER MEMBER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH MEMBER AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY AN ARBITRATOR AS PROVIDED ABOVE BUT THIS WAIVER SHALL BE EFFECTIVE EVEN IF, FOR ANY REASON WHATSOEVER, SUCH CLAIM OR CAUSE OF ACTION CANNOT BE TRIED BY SUCH ARBITRATOR. WITHOUT LIMITING THE FOREGOING, EACH MEMBER FURTHER AGREES THAT EACH SUCH MEMBER’S RIGHT TO A TRIAL BY JURY IS WAIVED TO THE MAXIMUM EXTENT ALLOWED BY LAW BY OPERATION OF THE FOREGOING AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE CONTRIBUTION AGREEMENT OR ANY PROVISION OF EITHER SUCH AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT AND/OR THE CONTRIBUTION AGREEMENT. _____________ INITIALS OF TEJON _____________ INITIALS OF DP (g) Survivability. The provisions of this Section 13.18 shall survive the withdrawal of any Member from the Company and the dissolution and liquidation of the Company. 13.19 Timing All dates and times specified in this Agreement are of the essence and shall be strictly enforced. 13.20 Remedies for Breach of this Agreement Except as otherwise specifically provided in this Agreement, the remedies set forth in this Agreement are cumulative and shall not exclude any other remedies to which a Person may be lawfully entitled.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-70- 13.21 Survivability of Representations and Warranties All representations, warranties and covenants contained in this Agreement including, without limitation, the indemnities contained in Sections 7.10, 8.09, 9.03, 9.05 and 10.02(b) shall survive the execution of this Agreement, the formation of the Company, the withdrawal of any Member and the Liquidation of the Company. 13.22 Reasonableness of Rights and Remedies THE RIGHTS AND REMEDIES SET FORTH IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, SECTION 3.03 AND ARTICLES VI AND VII) ARE A MATERIAL INDUCEMENT FOR EACH MEMBER TO ENTER INTO THIS AGREEMENT, AND THE MEMBERS WOULD NOT HAVE AGREED TO ENTER INTO THIS AGREEMENT BUT FOR THE AGREEMENT OF EACH MEMBER TO BE BOUND BY SUCH REMEDIES. EACH MEMBER ACKNOWLEDGES AND AGREES THAT THE FOREGOING REMEDIES ARE FAIR AND REASONABLE AND HAVE BEEN ENTERED INTO WITH THE INFORMED CONSENT OF EACH MEMBER. EACH MEMBER FURTHER ACKNOWLEDGES AND AGREES THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH THE COMPANY AND THE NON-DEFAULTING MEMBER MAY SUFFER IN CONNECTION WITH THE OCCURRENCE OF ANY OF THE DEFAULTS DESCRIBED ABOVE. THEREFORE, EACH MEMBER AGREES THAT THE REMEDIES SET FORTH ABOVE REASONABLY AND FAIRLY REFLECT THE DETRIMENT THAT THE COMPANY AND THE NON-DEFAULTING MEMBER WOULD SUFFER IN SUCH EVENT AND, IN LIGHT OF THE DIFFICULTY IN DETERMINING ACTUAL DAMAGES, REPRESENT A PRIOR AGREEMENT AMONG THE MEMBERS AS TO APPROPRIATE LIQUIDATED DAMAGES. EACH MEMBER ALSO AGREES THAT THE REMEDIES SET FORTH ABOVE ARE NOT INTENDED AS A FORFEITURE OR PENALTY UNDER DELAWARE OR ANY OTHER APPLICABLE STATE LAW. EACH MEMBER FURTHER COVENANTS NOT TO CONTEST THE VALIDITY OF THE REMEDIES SET FORTH ABOVE AS A PENALTY, FORFEITURE OR OTHERWISE IN ANY COURT OF LAW (AND/OR IN ANY ARBITRATION OR MEDIATION). 13.23 Force Majeure The time period for each Member to perform any obligation under this Agreement shall be extended for the time period such Member (the “Obligated Member”) is unable to perform such obligation as a result of any Force Majeure Delay. The term “Force Majeure Delay” means any delay as a result of war, national emergency, strikes (other than strikes or labor disturbances limited in scope to primarily the employees of the Obligated Member or any Affiliate thereof), riot or civil unrest, utility failure, acts of God (excluding inclement weather) or other events totally outside the control of the Obligated Member or any Affiliate thereof, including, without limitation, another “wave” of the COVID-19 pandemic which results in a general shut-down of the processing of building permits or other approvals by Kern County or any other governmental entity having jurisdiction over the Project. Notwithstanding the foregoing, no Force Majeure Delay shall be deemed to exist as a result of (i) the Obligated Member’s lack of funds (other than a temporary lack of funds resulting from any event totally outside the control of the Obligated Member described in the preceding sentence), or (ii) any delay solely caused by any act or omission of the

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-71- Obligated Member or any Affiliate thereof, and in any event, the length of any Force Majeure Delay shall be reduced by (A) the time period that elapses after the tenth Business Day following the initial cause of the delay through the date the Obligated Member notifies the other Member in writing of the delay and the reason for the delay (if the Obligated Member has previously failed to provide such notice to the other Member on or before the tenth Business Day following the initial cause of the delay), or (B) the length of any delay caused by the Obligated Member’s failure to promptly exercise and continue to exercise reasonable commercial efforts to remove or overcome such delay. All other delays from acts or events are explicitly excluded from Force Majeure Delays and shall not extend the time period for any Member to perform any of its obligations under this Agreement. ARTICLE XIV DEFINITIONS 14.01 50/50 True-Up Date The term “50/50 True-Up Date” means the date on which DP’s Unreturned Contribution Account equals Tejon’s Unreturned Contribution Account1. 14.02 The term “Abbott” is defined in Section 2.01(b). 14.03 Abbott The term “Abbott” is defined in Section 2.01(b). 14.04 Accountant’s Notice The term “Accountant’s Notice” is defined in Section 7.03. 14.05 Accounting Firm The term “Accounting Firm” means Ernst & Young, NSA (prior to the completion of the Improvements), or such other accounting firm that is selected by the Executive Committee. 14.06 Accredited Investor The term “Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. 14.07 Actual Knowledge of DP The term “Actual Knowledge of DP” is defined in Section 9.02. 14.08 Actual Knowledge of Tejon The term “Actual Knowledge of Tejon” is defined in Section 9.01. 1 Revised so that the 50/50 true-up calculation takes into account distributions to the Members, such as DP’s Balancing Contribution that is distributed to Tejon pursuant to Section 3.01.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-72- 14.09 Additional Contribution Date The term “Additional Contribution Date” is defined in Section 3.02. 14.10 Adjusted Accountant’s Notice The term “Adjusted Accountant’s Notice” is defined in Section 7.05. 14.11 Adjusted Capital Account The term “Adjusted Capital Account” means, with respect to each Member as of the end of each Fiscal Year of the Company, such Member’s Capital Account (i) reduced by any anticipated allocations, adjustments and distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4)-(6), and (ii) increased by the amount of any deficit in such Member’s Capital Account that such Member is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5) or under Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations at the end of such Fiscal Year. 14.12 Adjusted Price Determination Notice The term “Adjusted Price Determination Notice” is defined in Section 8.05. 14.13 Adjustment Amount The term “Adjustment Amount” is defined in Section 3.03(b). 14.14 Administrative Member The term “Administrative Member” is defined in Section 2.03. 14.15 Affiliate The term “Affiliate” means any Person which, directly or indirectly through one (1) or more intermediaries, controls or is controlled by or is under common control with another Person. 14.16 Affiliate Agreements The term “Affiliate Agreements” is defined in Section 2.16. 14.17 Affiliated Member The term “Affiliated Member” is defined in Section 2.16. 14.18 Affiliated Parties The term “Affiliated Parties” is defined in Section 9.05.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-73- 14.19 Agreed Value The term “Agreed Value” is defined in Section 3.01(c). 14.20 Agreement The term “Agreement” means this First Amended and Restated Limited Liability Company Agreement of TRC-DP 1, LLC, as the same may be amended from time-to-time. 14.21 Applicable ABP Date The term “Applicable ABP Date” is defined in Section 2.07. 14.22 Applicable Construction Costs The term “Applicable Construction Costs” is defined in Section 2.10. 14.23 Appraised Value The term “Appraised Value” is defined in Section 7.03(a). 14.24 Approved Business Plan The term “Approved Business Plan” is defined in Section 2.07. 14.25 Arbitration Notice The term “Arbitration Notice” is defined in Section 13.18(a). 14.26 Bad Acts The term “Bad Acts” is defined in Section 10.02(a). 14.27 Book Basis The term “Book Basis” means, with respect to any asset of the Company, the Gross Asset Value (as determined under this Agreement). The Book Basis of all assets of the Company shall be adjusted thereafter by depreciation as provided in Treasury Regulation Section 1.704- 1(b)(2)(iv)(g) and any other adjustment to the basis of such assets other than depreciation or amortization. 14.28 Business Day The term “Business Day” means any day other than Saturday, Sunday, or other day on which commercial banks in California are authorized or required to close under the laws of such state or the United States.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-74- 14.29 Business Plan Period The term “Business Plan Period” means the twelve (12)-month period ending December 31 of each year; provided that the initial Business Plan Period shall be the period beginning on the date the annual business plan for the first Business Plan Period is approved by the Executive Committee pursuant to Section 2.07 or this Agreement (or Section 2.07 of the Original Agreement) and ending on the estimated Project Stabilization Date; and the second Business Plan Period shall be the period beginning on the day after the Project Stabilization Date and ending on the subsequent December 31. 14.30 California Act The term “California Act” means the California Revised Uniform Limited Liability Company Act as set forth in Title 2.6, Chapter 1 et seq. of the California Corporations Code, as hereafter amended from time to time. 14.31 Capital Account The term “Capital Account” means with respect to each Member, the amount of money contributed by such Member to the capital of the Company, increased by the aggregate fair market value at the time of contribution (as determined by the Executive Committee) of all property contributed (or deemed contributed) by such Member to the capital of the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code), the aggregate amount of all Net Profits allocated to such Member, and any and all items of gross income and gain specially allocated to such Member pursuant to Sections 4.03 and 4.04, and decreased by the amount of money distributed to such Member by the Company (exclusive of any guaranteed payment within the meaning of Section 707(c) of the Code paid to such Member), the aggregate fair market value at the time of distribution (as determined by the Executive Committee) of all property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Code), the amount of any Net Losses allocated to such Member, and any and all losses and deductions, including, without limitation, any and all partnership and/or partner “nonrecourse deductions” specially allocated to such Member pursuant to Sections 4.03 and 4.04. The foregoing Capital Account definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations. 14.32 Capital Call Notice The term “Capital Call Notice” is defined in Section 3.02. 14.33 Cash Flow The term “Cash Flow” means the excess, if any, of all cash receipts of the Company as of any applicable determination date in excess of the sum of (i) all cash disbursements (inclusive of any guaranteed payment within the meaning of Section 707(c) of the Code paid to any Member and any reimbursements made to any Member, but exclusive of distributions to the Members in

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-75- their capacities as such) of the Company prior to that date, and (ii) any reserve, reasonably determined by Administrative Member, for anticipated cash disbursements, including debt service, that will have to be made before additional cash receipts from third parties will provide the funds therefor. 14.34 Certificates The term “Certificates” is defined in Section 3.03(a). 14.35 Code The term “Code” means the Internal Revenue Code of 1986, as heretofore and hereafter amended from time to time (and/or any corresponding provision of any superseding revenue law). 14.36 Company The term “Company” is defined in Recital A. 14.37 Construction Contract The term “Construction Contract” is defined in Section 2.10. 14.38 Construction Loan The term “Construction Loan” is defined in Section 3.04. 14.39 Construction Loan Deadline The term “Construction Loan Deadline” is defined in Section 3.04. 14.40 Construction Loan Documents The term “Construction Documents” is defined in Section 3.04. 14.41 Consultants The term “Consultants” is defined in Section 2.11. 14.42 Contributing Member The term “Contributing Member” is defined in Section 3.03. 14.43 Contributing Party The term “Contributing Party” is defined in Section 3.05. 14.44 Contribution Agreement The term “Contribution Agreement” is defined in Section 2.07.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-76- 14.45 Covered Persons The term “Covered Persons” is defined in Section 10.02(a). 14.46 Dedeaux Properties The term “Dedeaux Properties” is defined in Section 10.05. 14.47 Default Events The term “Default Events” is defined in Section 7.01. 14.48 Default Loan The term “Default Loan” is defined in Section 3.03(a). 14.49 Default Notice The term “Default Notice” is defined in Section 7.02. 14.50 Defaulting Member The term “Defaulting Member” is defined in Section 7.01. 14.51 Defaulting Member’s Purchase Price The term “Defaulting Member’s Purchase Price” is defined in Section 7.03. 14.52 Delaware Act The term “Delaware Act” means the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), as hereafter amended from time to time. 14.53 Delinquent Contribution The term “Delinquent Contribution” is defined in Section 3.03. 14.54 Deposit The term “Deposit” is defined in Section 8.04. 14.55 Development Budget The term “Development Budget” is defined in Section 2.08. 14.56 Development Management Agreement The term “Development Management Agreement” is defined in Section 2.11.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-77- 14.57 Development Management Fee The term “Development Management Fee” is defined in Section 2.11. 14.58 Development Manager The term “Development Manager” is defined in Section 2.11. 14.59 Development Notice The term “Development Notice” is defined in Section 10.05. 14.60 Development Plan The term “Development Plan” is defined in Section 2.08. 14.61 Dilution Percentage The term “Dilution Percentage” is defined in Section 3.03(b). 14.62 DP The term “DP” is defined in the Preamble. 14.63 DP Consultants The term “DP Consultants” is defined in Section 2.11. 14.64 DP Investor The term “DP Investor” means the holder of a direct or indirect interest in DP, other than Brett Dedeaux, Justin Dedeaux and Anthony Dedeaux. 14.65 DP Investor Requirements The term “DP Investor Requirements” means that each DP Investor must (i) be an Accredited Investor; and (ii) not cause a violation of applicable law or otherwise impair the Company’s ability to obtain or maintain financing. 14.66 DP Pre-Formation Contracts The term “DP Pre-Formation Contracts” is defined in Section 2.11. 14.67 DP ROFO The term “DP ROFO” is defined in Section 9.01(l).

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-78- 14.68 Effective Date The term “Effective Date” is defined in the Preamble. 14.69 Electing Member The term “Electing Member” is defined in Section 8.01. 14.70 Election Notice The term “Election Notice” is defined in Section 8.01. 14.71 Enforceability Exceptions The term “Enforceability Exceptions” is defined in Section 9.01(c). 14.72 Excess Cost Overrun The term “Excess Cost Overrun” is defined in Section 3.02. 14.73 Executive Committee The term “Executive Committee” is defined in Section 2.01(a). 14.74 FAA The term “FAA” is defined in Section 13.18(a). 14.75 Fiscal Year The term “Fiscal Year” means the twelve (12)-month period ending December 31 of each year; provided that the initial Fiscal Year shall be the period beginning on the Effective Date and ending on December 31, 2026, and the last Fiscal Year shall be the period beginning on January 1 of the calendar year in which the final liquidation and termination of the Company is completed and ending on the date such final liquidation and termination is completed. To the extent any computation or other provision hereof provides for an action to be taken on a Fiscal Year basis, an appropriate proration or other adjustment shall be made in respect of the initial and final Fiscal Years to reflect that such periods are less than full calendar year periods. 14.76 Force Majeure Delay The term “Force Majeure Delay” is defined in Section 13.23. 14.77 Fundamental Decision The term “Fundamental Decision” is defined in Section 2.02(k).

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-79- 14.78 General Contractor The term “General Contractor” is defined in Section 2.10. 14.79 Gross Asset Value The term “Gross Asset Value” means, in respect to any asset of the Company, the asset’s adjusted tax basis for federal income tax purposes; provided, however, that (i) the Gross Asset Value of any asset contributed or deemed contributed by a Member to the Company or distributed to a Member by the Company shall be the gross fair market value of such asset (without taking into account Section 7701(g) of the Code), as determined by the Executive Committee; and (ii) the Gross Asset Values of all Company assets may be adjusted, by the Executive Committee, to equal their respective gross fair market values (taking into account Section 7701(g) of the Code), as reasonably determined by the Executive Committee, as of (A) the date of the acquisition of an additional interest in the Company by any new or existing member in exchange for more than a de minimis contribution to the capital of the Company, or (B) upon the Liquidation of the Company or the distribution by the Company to a retiring or continuing member of more than a de minimis amount of money or other Company property in reduction of such Member’s Interest. Any adjustments made to the Gross Asset Value of Company assets pursuant to the foregoing provisions shall be reflected in the Members’ Capital Account balances in the manner set forth in Treasury Regulation Sections 1.704-1(b) and 1.704-2. 14.80 Guarantor(s) The terms “Guarantor” and “Guarantors” are defined in Section 3.05. 14.81 Hypothetical Distribution The term “Hypothetical Distribution” means, with respect to each Member and any Fiscal Year, the amount that would be received by such Member (or, in certain cases, reduced as appropriate by the amount such Member would be obligated to pay) if all Company assets were sold for cash equal to their Book Basis, all Company liabilities were satisfied to the extent required by their terms (limited, with respect to each nonrecourse liability to the Book Basis of the assets securing each such liability), and the net assets of the Company were distributed in full to the Members pursuant to Section 5.01. 14.82 Impasse Event The term “Impasse Event” is defined in Section 2.02(k). 14.83 Improvements The term “Improvements” is defined in Section 1.03. 14.84 Interest The term “Interest” means with respect to each Member, all of such Member’s right, title and interest in and to the Net Profits, Net Losses, Cash Flow, distributions and capital of the

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-80- Company, and any and all other interests therein in accordance with the provisions of this Agreement and the Delaware Act. 14.85 JAMS The term “JAMS” is defined in Section 13.18(b). 14.86 Just Cause Event The term “Just Cause Event” is defined in Section 2.17(c). 14.87 Leasing Override Fee The term “Leasing Override Fee” is defined in Section 2.13. 14.88 Lender(s) The terms “Lender” and “Lenders” are defined in Section 3.04. 14.89 Liquidation The term “Liquidation” means, (i) with respect to the Company, the date upon which the Company ceases to be a going concern (even though it may continue in existence for the purpose of winding up its affairs, paying its debts and distributing any remaining balance to its Members), and (ii) with respect to a Member wherein the Company is not in Liquidation, means the liquidation of a Member’s interest in the Company under Treasury Regulation Section 1.761-1(d). 14.90 Loans The term “Loans” is defined in Section 3.04. 14.91 Lockout Date The term “Lockout Date” is defined in Section 8.01. 14.92 Losses The term “Losses” is defined in Section 2.12. 14.93 Major Decisions The term “Major Decisions” is defined in Section 2.04. 14.94 Management Standard The term “Management Standard” is defined in Section 2.03.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-81- 14.95 Marketing Plan The term “Marketing Plan” is defined in Section 2.13. 14.96 Master Developer Work The term “Master Developer Work” is defined in Section 2.12. 14.97 McMahon The term “McMahon” is defined in Section 2.01(b). 14.98 Member(s) The term “Members” means Tejon and DP, collectively; the term “Member” means either one (1) of the Members. 14.99 Net Profits and Net Losses The terms “Net Profits” and “Net Losses” mean, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss, as the case may be, for such year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss and deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss); provided, however, for purposes of computing such taxable income or loss, (i) such taxable income or loss shall be adjusted by any and all adjustments required to be made in order to maintain Capital Account balances in compliance with Treasury Regulation Sections 1.704-1(b), and (ii) any and all items of gross income, gain, loss and/or deductions, including, without limitation, any and all partnership and/or partner “nonrecourse deductions” specially allocated to any Member pursuant to Sections 4.03 and 4.04 shall not be taken into account in calculating such taxable income or loss. 14.100 Non-Contributing Member The term “Non-Contributing Member” is defined in Section 3.03. 14.101 Non-Contributing Party The term “Non-Contributing Party” is defined in Section 3.05. 14.102 Non-Defaulting Member The term “Non-Defaulting Member” is defined in Section 7.01. 14.103 Non-Electing Member The term “Non-Electing Member” is defined in Section 8.01.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-82- 14.104 Nonrecourse Documents The term “Nonrecourse Documents” is defined in Section 3.05. 14.105 Nonrecourse Parties The term “Nonrecourse Parties” is defined in Section 10.03. 14.106 NSA The term “NSA” is defined in Section 2.03. 14.107 Obligated Member The term “Obligated Member” is defined in Section 13.23. 14.108 OFAC The term “OFAC” is defined in Section 9.01(h). 14.109 Officers The term “Officers” is defined in Section 2.18(a). 14.110 Operating Budget The term “Operating Budget” is defined in Section 2.09. 14.111 Original Agreement The term “Original Agreement” is defined in Recital A. 14.112 Parcel 1A The term “Parcel 1A” is defined in Section 10.05. 14.113 Partially Adjusted Capital Account The term “Partially Adjusted Capital Account” means, with respect to each Member and taxable year, the Capital Account of such Member at the beginning of such taxable year, adjusted as set forth in the definition of “Capital Account” for all contributions and distributions during such year and all special allocations pursuant to Sections 4.03 and 4.04, but before giving effect to any allocation to Net Profits or Net Losses for such taxable year pursuant to Section 4.01 or 4.02. 14.114 Percentage Interest The term “Percentage Interest” means, with respect to each Member, the percentage which represents the capital contributions made to the Company by such Member divided by the aggregate capital contributions made to the Company by all Members, subject to adjustment

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-83- pursuant to Section 3.03(b). The initial Percentage Interest of each Member as of the Effective Date is set forth opposite such Member’s name on Exhibit “A” attached hereto under the column labeled “Percentage Interest”. 14.115 Permanent Loan The term “Permanent Loan” is defined in Section 3.04. 14.116 Permitted Transferees The term “Permitted Transferees” is defined in Section 6.02. 14.117 Person The term “Person” means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee, or any other individual or entity, in its own or any representative capacity. 14.118 Pre-Development Budget The term “Pre-Development Budget” is defined in Section 2.06. 14.119 Price Determination Notice The term “Price Determination Notice” is defined in Section 8.02. 14.120 Pro Rata Share The term “Pro Rata Share” is defined in Section 3.05. 14.121 Prohibited Transfer The term “Prohibited Transfer” is defined in Section 10.02(a). 14.122 Project The term “Project” is defined in Section 1.03. 14.123 Project Company The term “Project Company” is defined in Section 1.03. 14.124 Project Company Agreement The term “Project Company Agreement” is defined in Section 1.03. 14.125 Project Company Interest The term “Project Company Interest” is defined in Section 1.03.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-84- 14.126 Project Stabilization Date The term “Project Stabilization Date” means the first date that the Project Company has under lease and occupancy by tenants at least ninety percent (90%) of the space available for lease in the Project. 14.127 Property The term “Property” is defined in Section 1.03. 14.128 Property Management Agreement The term “Property Management Agreement” is defined in Section 2.14. 14.129 Property Management Fee The term “Property Management Fee” is defined in Section 2.14. 14.130 Property Manager The term “Property Manager” is defined in Section 2.14. 14.131 Property Material & Rights The term “Property Material & Rights” is defined in Section 12.03. 14.132 Proposed Development The term “Proposed Development” is defined in Section 10.05. 14.133 Purchase Notice The term “Purchase Notice” is defined in Section 8.03. 14.134 Purchase Price The term “Purchase Price” is defined in Section 8.02. 14.135 Quorum The term “Quorum” is defined in Section 2.02(a). 14.136 Re-Abandoned Well The term “Re-Abandoned Well” is defined in Section 3.01(c). 14.137 Recourse Documents The term “Recourse Documents” is defined in Section 3.05.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-85- 14.138 Regulatory Allocations The term “Regulatory Allocations” is defined in Section 4.04. 14.139 Removal Notice The term “Removal Notice” is defined in Section 2.17(c). 14.140 Representative(s) The terms “Representative” and “Representatives” are defined in Section 2.01(b). 14.141 Response Period The term “Response Period” is defined in Section 2.05. 14.142 Rules The term “Rules” is defined in Section 13.18(c). 14.143 Securities Acts The term “Securities Acts” is defined in Section 9.04(a)(i). 14.144 Shortfall The term “Shortfall” is defined in Section 3.02. 14.145 Stated Value The term “Stated Value” is defined in Section 8.01. 14.146 Substantial Completion Date The term “Substantial Completion Date” means the date that Kern County issues a temporary certificate of occupancy (or its equivalent) for the occupancy of the Project (excepting therefrom all tenant improvements), pursuant to which the local governing authority generally acknowledges that the Project and its construction is complete and available for occupancy for its intended use. 14.147 Target Capital Account The term “Target Capital Account” means, with respect to each Member and any taxable year, an amount (which may be either a positive or a deficit balance) equal to the Hypothetical Distribution such Member would receive (or, in certain cases, reduced as appropriate by the amount such Member would be required to pay), minus the Member’s share of Company minimum gain determined pursuant to Treasury Regulation Section 1.704-2(g), and minus the Member’s share of partner minimum gain determined in accordance with Treasury Regulation

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-86- Section 1.704-2(i)(5), all computed immediately prior to the hypothetical sale described in the definition of “Hypothetical Distribution.” 14.148 Tejon The term “Tejon” is defined in the Preamble. 14.149 Tejon Consultants The term “Tejon Consultants” is defined in Section 211. 14.150 Tejon Industrial Corp. The term “Tejon Industrial Corp.” is defined in the Section 1.03. 14.151 Transfer The term “Transfer” is defined in Section 6.01. 14.152 TRC Pre-Formation Contracts The term “TRC Pre-Formation Contracts” is defined in Section 2.11. 14.153 Treasury Regulation The term “Treasury Regulation” means any proposed, temporary and/or final federal income tax regulation promulgated by the United States Department of the Treasury as heretofore and hereafter amended from time to time (and/or any corresponding provisions of any superseding revenue law and/or regulation). 14.154 Unreturned Contribution Account The term “Unreturned Contribution Account” means a separate account to be maintained by the Company for each Member that will be credited by the Agreed Value of the Property (in the case of Tejon), the agreed value of any other property contributed (or deemed contributed) by such Member, and the amount of money contributed (or deemed contributed) by such Member to the capital of the Company and credited to such account pursuant to Sections 3.01(a), 3.01(c), 3.01(d), 3.02, 3.03(a), or 3.03(b), and decreased by the amount of money distributed (or deemed distributed) by the Company to such Member pursuant to Sections 2.06, 3.01(d), 3.03(b), or 5.01(a), and the fair market value at the time of distribution (as determined by the Executive Committee) of any property distributed to such Member by the Company (net of any liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Code) pursuant to Section 5.01(a). [SIGNATURES ON NEXT PAGE]

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-87- IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written. “Tejon” TRCC – WEST ONE LLC, a California limited liability company By: Name: Its: “DP” DP NOJET, LLC a Delaware limited liability company By: Name: Its: Docusign Envelope ID: 5868677F-2AC5-40C4-8991-BDA029909246 Hugh F. McMahon IV Executive Vice President

4911-3315-7434.12 373745.00010/4-17-26 LEGAL\114520902\2-87- IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written. “Tejon” TRCC – WEST ONE LLC, a California limited liability company By: Name: Its: “DP” DP NOJET, LLC a Delaware limited liability company By: Name: Its: Manager Brett Dedeaux

4911-3315-7434.12 373745.00010/4-21-26 EXHIBIT “A” -1- EXHIBIT “A” NAMES, ADDRESSES, PERCENTAGE INTERESTS, CONTRIBUTIONS, AND BORROWER EQUITY COMMITMENTS OF THE MEMBERS Member Percentage Interest* Unrecovered Contribution Account Balance Borrower Equity Capital Commitments2 TRCC – WEST ONE LLC P.O. Box 1000 Lebec, CA 93243 Attn.: Derek Abbott and Hugh McMahon 60.0% $6,535,5493 $9,901,004 DP NOJET, LLC 1222 6th Street Santa Monica, CA 90401 Attn.: Brett Dedeaux 40.0% $4,351,868 $6,600,669 Totals ______ 100.0% ________ $10,887,417 ___________ $16,501,673 * Percentage Interests are subject to adjustment pursuant to Section 3.02 and Section 3.03(b). 2 Reflects the Unrecovered Contribution Account Balance of the Members as of the close of the Construction Loan, plus the commitment to collectively fund $5,401,059 of borrower equity contributions on a 60/40 basis pursuant to Section 3.02. 3 Reflects the $624,096 Unrecovered Contribution Account Balance for Tejon at February 28, 2026, plus the Agreed Value, and the $220,000 in costs incurred for completing the re- abandonment of the Re-Abandoned Well, less the DP Balancing Contribution to achieve a 60/40 basis. Member Unrecovered Contribution Account Balance at 2/28/26 Percentage Interest Land Contribution and Balanci g Contribution at Close Unrecovered Contribution Account Balance at Close Percentage Interest Additional Contributions Borrower Equity Capital Commitments 2 Percentage Interest TRCC-WEST ONE LLC $624,096 50.0% $6,036,273 $6,660,368 3 60.0% $3,240,636 $9,901,004 60.0% P.O. Box 1000 Lebec, CA 93243 Attn: Derek Abbott and Hugh McMahon DP NOJET, LLC $624,096 50.0% $3,816,150 $4,440,246 40.0% $2,160,423 $6,600,669 40.0% 1222 6th Street Santa Monica CA 90401 Attn: Brett Dedeaux Totals $1,248,191 100.0% $9,852,423 $11,100,614 100.0% $5,401,059 $16,501,673 100.0%

4911-3315-7434.12 373745.00010/4-21-26 EXHIBIT “B” -1- EXHIBIT “B” LEGAL DESCRIPTION OF THE PROPERTY THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19’18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19’18” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49’48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10’12” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (III) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE

4911-3315-7434.12 373745.00010/4-21-26 EXHIBIT “B” -2- SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (III) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS

EXHIBIT “C” PRE-DEVELOPMENT BUDGET Building 1B Pre-Development Budget DESCRIPTION OF WORK Projected Contracted Remaining Paid As of 10.4.24 Permits & Fees - Deposits (33% of Total) $ 208,000 $ §20 $ 207,480 $ 520 PG&E Application Fee 20,000 20,000 - 20,000 Design Arch & Structural, MEP, Landscape, Tl, Acoustical 415,000 391,000 24,000 78,200 Misc Consultants - Bio Survey, Oil Well Vent Engineering, Air, ALTA, Topo, Etc. 55,000 14,434 40,566 9.634 Civil Engineering 250,000 202,457 47,544 30,186 Soils Engineering - Geotechnical Report & Pavement Investigation 15,735 15,735 - 15,735 Soils Engineering - Phase | Report 2,850 2,850 - 2,850 Soils Engineering - Phase Ii Oil Well Sumps Testing 10,135 10,135 - 10,135 Partners - Phase | 4,800 4,800 - 4,800 Partners - Phase ll Methane Vapor Testing 19,915 19,915 - 19,915 Fire Protection Consultant 27,500 27,500 - Fire Alarm 3,500 3,500 - Design Total $ 1,032,435 $ 712,846 "$ 319,590 $ 191,975 Contingency 5.0% $ 51,622 $ - $ 51,622 $ : Total (doesn't include remaining permit y fees at issuance) $ 1,084,057 $ 712,846 $ 371,211 §$ 191,975 LEGAL\I14520902\2EXHI 4911-3315-7434.12 BIT “C” 373745 .00010/4-2 1-26 -l- 1- 315-7434.12 3745 0 10/4-2 6 AL\ 14520902\2 XHI I “ ” 1 HIBIT ” P ENT GET

EXHIBIT "D"

CONTRIBUTION AGREEMENT

[See Attached]

4911-3315-7434.12
373745.00010/4-21-26

EXHIBIT "D"
-1-

CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS I. SUMMARY AND DEFINITION OF BASIC TERMS THIS CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Agreement"), dated as of the Effective Date set forth in Section | of this Article I below, is made by and between TEJON INDUSTRIAL CORP., a California corporation ("Contributor"), and TRC-DP 1, LLC, a Delaware limited liability company ("Company"). The terms set forth below shall have the meanings set forth below when used in this Agreement. Terms of Agreement (first reference in this Agreement) Description 1. Effective Date , 2026 (Preamble): 2. Closing Date Concurrently with the closing of the Construction (Section 2.2): Loan (as defined in the "Company Agreement" (which is defined in RecitalB below)) pursuant to Sections 2.07 and 3.01(b) of the Company Agreement. 3. Contributor's Notice Address Tejon Industrial Corp. (Section 10): P.O. Box 1000 4436 Lebec Road Lebec, California 93243 Attention: Hugh McMahon and Derek Abbott Emails: hmcmahon@tejonranch.com; dabbott(@tejonranch.com 4. Company's Notice Address TRC-DP 1, LLC (Section 10): c/o Dedeaux Properties 1222 6" Street Santa Monica, California 90401 Attn: Brett Dedeaux Emails: Brett Dedeaux; Matt Evans brettd@dedeauxproperties.com; matte@dedeauxproperties.com 5. Escrow Holder and Escrow Chicago Title Company Holder's Notice Address 23929 Valencia Blvd., Suite #304 (Sections 2.1 and 10): Valencia, California 91355 Attn: Melinda Gile Email: melinda.gile@ctt.com 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt

6. Title Company Chicago Title Company (Section 3.1.1): 23929 Valencia Blvd., Suite #304 Valencia, California 91355 Attn: Melinda Gile Email: melinda.gile@ctt.com 7. Contributor's Representatives Hugh McMahon and Derek Abbott (Section 8.1.13): 8. Transferee’s Representatives Brett Dedeaux and Matt Evans (Section 9.1.7): II. RECITALS A. Contributor is the owner of that certain real property located in the County of Kern, State of California, which contains approximately twenty-four and 57/100ths (24.57) net acres of usable land described more fully on Exhibit "A" attached hereto (the "Land"). The Land is located within the Tejon Ranch Commerce Center (the "Project"). B. An affiliate of Contributor (sometimes also referred to herein as "TRC Member") and an affiliate of Dedeaux Properties, LLC, a California limited liability company ("DP Member"), as the members, have entered into that certain Amended and Restated Limited Liability Company Agreement of TRC-DP 1, LLC on or about [ ], 2026 (the "Company Agreement"). This Agreement is an Affiliate Agreement, as defined in the Company Agreement, since it is an agreement between Contributor (which is the parent of TRC Member) and the Company, in which TRC Member holds a fifty percent (50%) percentage interest. Therefore, any waivers, agreements, notices, declarations of default, or other actions of the Company under this Agreement shall be determined or made only by DP Member acting alone and without regard to TRC Member. C. In connection with the Company Agreement, subject to Recital D below, Contributor (in its capacity as the sole owner of TRC Member) desires to contribute and convey to the capital of Company, and Company desires to accept and acquire and assume from Contributor, all of Contributor's rights, title, interests, duties and obligations in and to the following: 1. Subject to the last sentence of this Recital C, the Land and all of Contributor's interest in all rights, privileges, easements, rights-of-way and appurtenances benefiting the Land including, without limitation, Contributor's interest, if any, in all air rights, entitlements, easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land (the Land and all such rights, entitlements, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Real Property"); and 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -2-

il. To the extent assignable, those certain warranties, guaranties, licenses, permits, entitlements (subject to the Builder Covenants), governmental approvals and certificates of occupancy and any other intangible personal property described on Exhibit "B" attached hereto, which benefit the Real Property (collectively, the "Intangible Personal Property"). The Real Property and the Intangible Personal Property are sometimes collectively hereinafter referred to as the "Property." Notwithstanding the foregoing, the "Property" shall not include any rights, privileges or appurtenances expressly retained by Contributor under the Builder Covenants (as defined in Recital D below), the Deed (as defined in Section 4.1.2 below) or the General Assignment (as defined in Section 4.1.4 below). Without limiting the generality of the foregoing, Company acknowledges that Contributor shall retain all water and mineral rights relating to the Real Property pursuant to the Deed with no right to surface entry. D. Company is the sole member of TRC-DP1 Owner, LLC, a Delaware limited liability company (the “Project Company”), which is a disregarded entity for both federal and state income tax purposes. Company has created the Project Company to be the ultimate owner of the Property. Accordingly, Contributor shall directly convey and assign the Property to the Project Company in accordance with this Agreement. E. Upon the Closing, Contributor and the Project Company shall also execute and cause the Declaration of Building Covenants for Lot 8 of Parcel Map 10915-E within Tejon Ranch Commerce Center-East, in the form attached hereto as Exhibit "C" (the "Builder Covenants"), to be recorded in the Official Records of the County of Kern, State of California (the "Official Records"), with respect to the future development of the Real Property in a manner consistent with Contributor's plans for the Project, as more particularly described in the Builder Covenants. Il. AGREEMENT NOW, THEREFORE, in consideration of the Company Agreement and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributor and Company hereby agree as follows, and hereby instruct Escrow Holder as follows: 1. Contribution of Property. Contributor hereby agrees to contribute and convey to the capital of Company, and Company hereby agrees to accept and acquire and assume from Contributor, the Property upon the terms and conditions set forth in this Agreement. Notwithstanding anything in this Agreement to the contrary, for the sake of economy and convenience, Contributor shall directly convey and assign the Property to the Project Company in accordance with this Agreement. Contributor, Company and the Project Company each hereby acknowledges and agrees that for all purposes of this Agreement, the Company Agreement, the Limited Liability Company Agreement that governs the Project Company (the “Project Company LLC Agreement”), and federal, state and local income, property and documentary transfer taxation purposes, the foregoing conveyance and 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -3-

assignment shall be deemed to be (and treated as) (i) a contribution of the Property by Contributor to Company in accordance with this Agreement and the Company Agreement, and (ii) a contribution of the Property by Company to the Project Company, which is wholly owned by Company, in accordance with the terms and provisions of this Agreement and the Project Company LLC Agreement. 2. Escrow. 2.1 Opening of Escrow. Company and Contributor shall promptly deliver a fully executed copy of this Agreement to Escrow Holder. The date of Escrow Holder's receipt of this Agreement is referred to as the "Opening of Escrow." Contributor and Company (and the Project Company, if applicable) shall execute and deliver to Escrow Holder any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and close the transactions contemplated hereby (the "Supplemental Instructions"), provided the Supplemental Instructions are consistent with and merely supplement the escrow instructions set forth in this Agreement (the "Agreement Instructions") and shall not in any way modify, amend or supersede the Agreement Instructions. The Supplemental Instructions, together with the Agreement Instructions, as they may be amended from time to time by the parties, shall collectively be referred to as the "Escrow Instructions." The parties hereto and Escrow Holder acknowledge and agree if there is any conflict between any provision of the Supplemental Instructions and the Agreement Instructions, then the Agreement Instructions shall prevail. 2.2. Close of Escrow/Closing. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall mean the date upon which the Deed to the Real Property is recorded in the Official Records. The Close of Escrow shall occur on the Closing Date. 3. Conditions Precedent to the Close of Escrow. 3.1 Conditions Precedent to Company's Obligations. The Close of Escrow and Company's obligations with respect to the transactions contemplated by this Agreement are subject to the timely satisfaction or waiver of the following conditions: 3.1.1 Title Policy. On or before the Closing, Title Company shall have committed to issue to Company an ALTA extended coverage Owner's Policy of Title Insurance (the "Title Policy") with liability in an amount equal to Nine Dollars ($9.00) per square foot for the twenty-four and 57/100ths (24.57) acres of net usable land area available for development in the Land, reduced by the lien for property taxes not yet payable and adjusted for any prorations or other items described in this Agreement (the "Agreed Value"). The Agreed Value of the Land prior to any adjustment for real property taxes not yet payable, prorations and credits equals approximately Nine Million Six Hundred Thirty-Two Thousand Four Hundred Twenty-Two and 80/100th Dollars ($9,632,422.80) (i.e., (24.57 acres of net usable land x 43,560 square feet per acre) x $9.00 = $9,632,422.80). The Title Policy shall show title to the Property vested in the Project Company, subject only to all matters set forth on Exhibit "D" attached hereto (which shall include, without limitation, the Deed and the Builder Covenants) (collectively, the "Permitted Exceptions"), in the form of the pro-forma with endorsements attached hereto as Exhibit "D". 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -4-

3.1.2 Contributor's Performance. Contributor shall have timely performed all of the obligations required to be performed by Contributor under this Agreement. 3.1.3 Accuracy of Representations and Warranties. All representations and warranties made by Contributor in this Agreement shall be true and correct as of the Closing. 3.1.4 No Material Adverse Change. No material adverse change, as determined by Company in its reasonable discretion, shall have occurred with respect to any aspect, feature or condition of or relating to the Property from and after the Effective Date. 3.2‘ Failure of Conditions Precedent to Company's Obligations. Company's obligations with respect to the transactions contemplated by this Agreement are subject to the satisfaction of the conditions precedent to such obligations for Company's benefit set forth in Section 3.1 above. Company (with the prior consent of DP Member) may unilaterally waive any of Company's conditions described in Section 3.1 above. Any such waiver shall be effective only if the same is (i) in writing, (11) signed by Company and DP Member, and (iii) delivered to Contributor on or before the date such condition is to be satisfied. If any of Company's conditions described in Section 3.1 above are not satisfied or waived by Company (as set forth above) on or before the date such condition is to be satisfied, then DP Member, on behalf of the Company, may terminate this Agreement. If DP Member terminates this Agreement by written notice to Contributor because of the failure of any of Company's conditions described in Section 3.1 above, then Contributor shall pay all cancellation fees or charges related to this Agreement, and the parties shall have no further rights or obligations to one another under this Agreement (except to the extent any such rights or obligations expressly survive the termination of this Agreement); provided, however, that if the failure of any such condition precedent is due to a default by Contributor under this Agreement, then Company shall be entitled to exercise the remedies for a default by Contributor under this Agreement as provided in Section 12 below. 3.3 Conditions Precedent to Contributor's Obligations. The Close of Escrow and Contributor's obligations with respect to the transactions contemplated by this Agreement are subject to the timely satisfaction or waiver of the following conditions: 3.3.1 Company's Performance. Company and the Project Company, as applicable, shall have timely performed all of the obligations required by Company and the Project Company, respectively, under this Agreement. 3.3.2 Accuracy of Representations and Warranties. All representations and warranties made by Company and the Project Company, as applicable, in this Agreement shall be true and correct as of the Closing. 3.4 Failure of Conditions Precedent to Contributor's Obligations. Contributor's obligations with respect to the transactions contemplated by this Agreement are subject to the satisfaction of the conditions precedent to such obligations for Contributor's benefit set forth in Section 3.3 above. Contributor may unilaterally waive any of Contributor's conditions described in Section 3.3 above. Any such waiver shall be effective only if the same is (1) in writing, (11) signed by Contributor, and (iii) delivered to Company on or before the date such condition is to be satisfied. If any of Contributor's conditions described in Section 3.3 above are not satisfied 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -5-

or waived by Contributor (as set forth above) on or before the date such condition is to be satisfied, then Contributor may terminate this Agreement. If Contributor terminates this Agreement by written notice to Company because of the failure of any of Contributor's conditions described in Section 3.3 above, then Company and Contributor shall each pay one-half (1/2) of any cancellation fees or charges related to this Agreement, and the parties shall have no further rights or obligations to one another under this Agreement (except to the extent any such rights or obligations expressly survive the termination of this Agreement); provided, however, that if the failure of any such condition precedent is due to a default by Company under this Agreement, then Contributor shall be entitled to exercise the remedies for a default by Company under this Agreement as provided in Section 12 below. 4. Deliveries to Escrow Holder. 4.1 Contributor's Deliveries. Contributor hereby covenants and agrees to deliver or cause to be delivered to Escrow Holder at least one (1) business day prior to the Closing Date (or other date specified) the following instruments and documents: 4.1.1 Contributor Funds. All costs, expenses and prorations which are Contributor's responsibility under this Agreement; 4.1.2 Deed. A Grant Deed in the form attached hereto as Exhibit "E" (the "Deed"), duly executed and acknowledged in recordable form by Contributor, conveying Contributor's interest in the Real Property to the Project Company; 4.1.3 Non-Foreign Certifications. A non-foreign certificate in the form attached hereto as Exhibit "F", duly executed by Contributor, together with the then current form of California Form 593 (collectively, the "Tax Certificates"); 4.1.4 General Assignment. Two (2) counterpart originals of the General Assignment in the form attached hereto as Exhibit "G" (the "General Assignment"), pursuant to which Contributor shall contribute and assign to the Project Company all of Contributor's right, title and interest in, under and to the Intangible Personal Property, as more particularly set forth therein, duly executed by Contributor; 4.1.5 Builder Covenants. Two (2) counterpart originals of the Builder Covenants, duly executed and acknowledged in recordable form by Contributor; 4.1.6 Intentionally Deleted. 4.1.7 Owner's Affidavit. An owner's affidavit in the form reasonably required by Title Company and reasonably approved by Contributor to issue the Title Policy in the form described in Section 3.1.1 above, duly executed by Contributor, including, without limitation, incorporated or separate statements and/or indemnities in the form reasonably approved by Contributor necessary to obtain a non-imputation endorsement from Title Company; and 4.1.8 Proof of Authority. Such proof of Contributor's authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -6-

documents or certificates on behalf of Contributor to act for and bind Contributor, as may be reasonably required by Title Company. 4.2 Company's Deliveries. Company and the Project Company each hereby covenants and agrees to deliver or cause to be delivered to Escrow Holder at least one (1) business day prior to the Closing Date the following funds, instruments and documents: 4.2.1. Company Funds. All costs, expenses and prorations which are Company's responsibility under this Agreement; 4.2.2 Deed. The Deed, duly executed and acknowledged in recordable form by the Project Company; 4.2.3 PCOR. A Preliminary Change of Ownership Report in the then current form promulgated by the applicable jurisdiction (the "PCOR"), duly executed by the Project Company; 4.2.4 General Assignment. Two (2) counterpart originals of the General Assignment, duly executed by the Project Company; 4.2.5 Intentionally Deleted. 4.2.6 Builder Covenants. Two (2) counterpart originals of the Builder Covenants, duly executed and acknowledged in recordable form by the Project Company; and 4.2.7 Proof of Authority. Such proof of Company's and the Project Company’s authority and authorization to enter into this Agreement and the transactions contemplated hereby (as applicable), and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Company to act for and bind Company or on behalf of the Project Company to act for and bind the Project Company, as may be reasonably required by Title Company. 5. Deliveries Upon Close of Escrow. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following: 5.1 Tax Filings. File the information return for the sale of the Property required by Section 6045 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder; 5.2 Prorations. Prorate all matters referenced in Section 6.2 below based upon the statement(s) signed by Contributor and Company and delivered to Escrow Holder; 5.3 Recording. Cause the Deed and the Builder Covenants (in that order), and any other documents which the parties hereto may direct, to be recorded in the Official Records in the order directed by the parties (subject to the recording order set forth above), and cause the PCOR to be filed with the appropriate office; 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -7-

5.4 Company Funds. Disburse from funds deposited by Company with Escrow Holder towards payment of all items and costs chargeable to the account of Company pursuant hereto in payment of such items and costs and disburse the balance of such funds, if any, to Company; 5.5 Documents to Contributor. Deliver to Contributor one (1) fully-executed original of the General Assignment; 5.6 Documents to Company. Deliver to Company one (1) fully-executed original of the General Assignment; 5.7 Title Policy. Direct Title Company to issue the Title Policy to Company; and 5.8 Contributor Funds. Disburse from funds deposited by Contributor with Escrow Holder towards payment of all items and costs chargeable to the account of Contributor pursuant hereto in payment of such items and costs and disburse the balance of such funds, if any, to Contributor. 6. Costs and Expenses; Prorations. 6.1 Costs and Expenses. Contributor shall pay through escrow (i) the cost of the Title Policy premium for a standard ALTA title policy (and Company shall pay for the premium for an extended coverage ALTA title policy and any title endorsements requested by Company or the Project Company), (1i) all documentary transfer taxes assessed by the city and/or county in which the Real Property is located, and (111) fifty percent (50%) of the Escrow Holder's fee (with the other 50% paid by the Company). Company shall pay through escrow the recording charges for the recording of the Deed and any other documents, which are requested to be recorded by Company or the Project Company. Contributor shall pay all costs associated with paying off any existing financing on the Property and any delinquent real property taxes. In addition, Company shall pay all legal and professional fees and costs of attorneys and other consultants and agents retained by Company, subject to Sections 14.5 and 15 below. Contributor shall pay all legal and professional fees and costs of attorneys and other consultants and agents retained by Contributor, subject to Sections 14.5 and 15 below. Nothing contained herein shall be deemed to alter or otherwise modify the obligations of TRC Member and DP Member to pay their respective attorneys' fees and costs in accordance with the terms of the Company Agreement. 6.2 Prorations. The following prorations between Contributor and Company shall be made by Escrow Holder computed as of the Close of Escrow: 6.2.1 Prorations. Real property taxes and assessments, general and special including, without limitation, any assessments for the CFD (as defined in Section 7.1.6 below), on the Real Property shall be prorated on the basis that Contributor is responsible for (1) all such taxes for the calendar years occurring prior to the Current Tax Period (as defined below), and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period through the Close of Escrow, inclusive, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the tax fiscal year in which the Close of Escrow occurs. If as of 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -8-

the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then the rates and assessed valuation of the previous year, with known changes (including any known changes under the CFD assessments for the Current Tax Period), shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be re-prorated (up or down) between the parties to reflect the actual amount of such taxes and assessments. Contributor shall notify Company of the amount of the adjustment, if any, supporting same with copies of the final tax bill, with payment due Contributor or Company, as the case may be, not later than thirty (30) days following such notice. If the Real Property is not a separate tax parcel for the full Current Tax Period, then the real property taxes and assessments allocated to the Real Property for such portion of the Current Tax Period shall be based on the gross square footage of the Real Property as compared to the gross square footage of the tax parcel(s) in which the Real Property is located. Notwithstanding anything to the contrary in this Agreement, Company hereby acknowledges and agrees that Company shall be solely responsible for any and all special taxes pursuant to the CFD, excluding that portion of such taxes that commence to accrue prior to the Close of Escrow, which shall be the sole obligation of Contributor. All other costs and expenses for any utilities provided to the Real Property accruing on or before the Close of Escrow shall be borne by Contributor. 6.2.2 Final Adjustment. If any prorations, apportionments or computations made under this Section 6.2 shall require final adjustment, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto. 6.3 Survival. The provisions of this Section 6 shall survive the Closing. 7. AS-IS Contribution. 7.1 Transferee's _ Acknowledgment. Transferee (as defined below) acknowledges that the provisions of this Section 7 have been required by Contributor as a material inducement to enter into the contemplated transactions, and the intent and effect of such provisions have been explained to Transferee (and DP Member) and have been understood and agreed to by Transferee (and DP Member). As used in this Agreement, “Transferee” shall mean each of Company and the Project Company. As a material inducement to Contributor to enter into this Agreement, Transferee hereby acknowledges and agrees that: 7.1.1 Contributor's Environmental Inquiry. Contributor has delivered to Transferee the environmental reports described in Exhibit "I" attached hereto and has received from Company an environmental report prepared by Partners Environmental Consulting, Inc. at the request of the DP Member (collectively, the "Environmental Reports"). If any of the Environmental Reports are updated, supplemented, or corrected prior to the Close of Escrow (collectively, "Updates"), then Contributor shall promptly provide Transferee with copies of such Updates. For purposes of California Health and Safety Code Section 25359.7, Contributor has acted reasonably in relying solely upon the Environmental Reports and the delivery of such reports constitutes written notice to Transferee under such code section. 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -9-

7.1.2 Natural Hazard Disclosure Requirement Compliance. Prior to the Closing, Contributor may be required to disclose if the Property lies within the following natural hazard areas or zones: (i) a special flood hazard area designated by the Federal Emergency Management Agency (California Civil Code Section 1102.17); (ii) an area of potential flooding (California Government Code Section 8589.4); (ili)a very high fire hazard severity zone (California Government Code Section 51183.5); (iv) a wildland area that may contain substantial forest fire risks and hazards (California Public Resources Code Section 4136); (v) an earthquake fault zone (California Public Resources Code Section 2621.9); or (vi) a seismic hazard zone (California Public Resources Code Section 2694). Transferee has been informed by Contributor that Contributor has engaged the services of Disclosure Source (the "Natural Hazard Expert") with respect to the Property to examine the maps and other information specifically made available to the public by government agencies for the purpose of enabling Contributor to fulfill its disclosure obligations, if and to the extent such obligations exist, with respect to the natural hazards referred to in California Civil Code Section 1103 and to report the result of its examination to Transferee and Contributor in writing. The written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Contributor from its disclosure obligations referred to in this Section 7.1.2, if and to the extent such obligations exist, and, for the purpose of this Agreement, the provisions of California Civil Code Section 1103.4 regarding the non-liability of Contributor for errors or omissions not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. In no event shall Contributor have any responsibility for matters not actually known to Contributor or of which Contributor should have known. 7.1.3. Condition of Property. (a) Transferee acknowledges and agrees that Transferee's election to acquire the Property shall be based solely upon Transferee's inspection and investigation of the Property and all documents related thereto, or its opportunity to do so (as well as the representations and warranties of Contributor expressly set forth in this Agreement), and that upon the Closing, the Property shall be contributed on an "AS IS, WHERE IS" condition, without relying upon any representations or warranties, express, implied or statutory, of any kind other than the representations and warranties of Contributor expressly set forth in this Agreement or the Company Agreement. Without limiting the foregoing (and except as otherwise expressly set forth in this Agreement or the Company Agreement), Transferee acknowledges that neither Contributor nor any other party has made any representations or warranties, express or implied, on which Transferee is relying as to any matters, directly or indirectly, concerning the Property (or any portion thereof) including, without limitation, the land, the square footage of the Property, improvements and infrastructure, if any, development rights and exactions, expenses associated with the Property, taxes, assessments, bonds, permissible uses, title exceptions, water or water rights, topography, utilities, availability or capacity of utilities, general plan designations, zoning or other entitlement condition of the Property, soil, subsoil, drainage, environmental or building laws, rules or regulations, toxic waste or Hazardous Materials (as defined in Section 7.1.3(c) below) or any other matters affecting or relating to the Property. The Closing shall be conclusive evidence that (i) Transferee has fully and 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -10-

completely inspected (or has caused to be fully and completely inspected) the Property, (ii) Transferee accepts the Property as being in good and satisfactory condition and suitable for Transferee's purposes, and (iii) to Transferee's actual knowledge, the Property fully complies with Contributor's covenants and obligations hereunder. (b) Except as otherwise expressly set forth in this Agreement or the Company Agreement, Transferee shall perform and rely solely upon its own investigation concerning the proposed use of the Property, the Property's fitness therefor, and the availability of such intended use under applicable statutes, ordinances, and regulations. Transferee further acknowledges and agrees that Contributor's cooperation with Transferee in connection with Transferee's due diligence review of the Property (or any portion thereof), whether by providing a title report, the Environmental Reports and other documents, or permitting inspection of the Property (or any portion thereof), shall not be construed as any warranty or representation, express or implied, of any kind with respect to the Property (or any portion thereof), or with respect to the accuracy, completeness, or relevancy of any such documents. (c) Without limiting the generality of the foregoing, as of the Closing (and subject to Section 7.1.5 below), Transferee hereby expressly waives, releases and relinquishes any and all claims, causes of action, rights and remedies Transferee, or its Affiliates (as defined below), or any of its and their respective directors, officers, managers, attorneys, employees, partners, members, shareholders or agents (collectively, the "Transferee Parties"), may now or hereafter have against Contributor, or its Affiliates, or any of its and their respective directors, officers, managers, attorneys, employees, partners, members, shareholders or agents (collectively, the "Contributor Parties"), whether known or unknown, with respect to any past, present or future presence or existence of Hazardous Materials on, under or about the Property or with respect to any past, present or future violations of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage, release or disposal of Hazardous Materials, including, without limitation, (i) any and all rights Transferee may now or hereafter have to seek contribution from Contributor or the Contributor Parties under Section 113(f)(i) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.A. § 9613), as the same may be further amended or replaced by any similar law, rule or regulation, (ii) any and all rights Transferee may now or hereafter have against Contributor or the Contributor Parties under the Carpenter-Presley-Tanner Hazardous Substances Account Act (California Health and Safety Code, Section 25300 et seq.), as the same may be further amended or replaced by any similar law, rule or regulation, (iii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Property under Section 107 of CERCLA (42 U.S.C.A. § 9607), and (iv) any and all claims, whether known or unknown, based on nuisance, trespass or any other common law or statutory provisions; provided, however that the above waiver, release and relinquishment will not apply to any claims, causes of action, rights or remedies Transferee may have against Contributor for breach of any express representation set forth in this Agreement. As used herein, the term "Hazardous Material(s)" includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (A) those materials identified in Sections 66680 through 66685 and Sections 66693 through 66740 of Title 22 of the 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -11-

California Administrative Code, Division 4, Chapter 30, as amended from time to time, (B) those materials defined in Section 25501(j) of the California Health and Safety Code, (C) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the state of California or any agency of the United States Government, (D) asbestos, (E) petroleum and petroleum-based products, (F) urea formaldehyde foam insulation, (G) polychlorinated biphenyls (PCBs), and (H) freon and other chlorofluorocarbons. As used herein, the term "Affiliate" means any person or entity which, directly or indirectly through one (1) or more intermediaries, controls or is controlled by or is under common control with another person or entity; the term "control" as used herein (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to (i) vote more than fifty percent (50%) of the outstanding voting securities of such person or entity, or (i1) otherwise direct management policies of such person by contract or otherwise. 7.1.4 Release. As of the Closing (and subject to Section 7.1.5 below), Transferee hereby fully and irrevocably releases Contributor and the Contributor Parties from any and all claims that Transferee or the Transferee Parties may have or thereafter acquire against Contributor or the Contributor Parties for any cost, loss, liability, damage, expense, demand, action or cause of action (collectively, "Claims") arising from or related to any matter of any nature relating to, the Property including, without limitation, the physical condition of the Property, any latent or patent construction defects, errors or omissions, compliance with law matters, Hazardous Materials and other environmental matters within, under or upon, or in the vicinity of the Property. The foregoing release by Transferee shall include, without limitation, any Claims Transferee or the Transferee Parties may have pursuant to any statutory or common law right Transferee may have to receive disclosures from Contributor, including, without limitation, any disclosures as to the Property's location within areas designated as subject to flooding, fire, seismic or earthquake risks by any federal, state or local entity, the presence of Hazardous Materials on or beneath the Property, the need to obtain flood insurance, the certification of water heater bracing and/or the advisability of obtaining title insurance, or any other condition or circumstance affecting the Property, its financial viability, use or operation, or any portion thereof. This release includes Claims of which Transferee is presently unaware or which Transferee does not presently suspect to exist in its favor which, if known by Transferee, would materially affect Transferee's release of Contributor and the Contributor Parties. In connection with the general release set forth in this Section 7.1.4, Transferee specifically waives the provisions of California Civil Code Section 1542, which provides as follows: "A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party." 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -12-

2D | BD | Company's Initials Project Company’s Initials 7.1.5 Limitation on Release. Notwithstanding anything in this Section 7.1 to the contrary, the waivers, releases and relinquishment set forth herein shall not apply to (i) the representations and warranties of Contributor expressly set forth in this Agreement or the Company Agreement, (ii) the covenants of Contributor expressly set forth in this Agreement (which expressly survive the Closing); (i11) intentional fraud or intentional misrepresentation by Contributor; (iv) any Claims that arise in connection with or under the Company Agreement, the Builder Covenants or any other agreements entered into between Company and Contributor that remain effective following the Closing, (v) except for claims that Transferee has released under Section 7.1.3(c) above, claims of third parties based on events occurring prior to the Closing, (vi) any Claims that may arise against Contributor as a result of any interest it holds in other portions of the Project, (vii) any Claims to the extent arising from Contributor's ownership of the Re-Abandoned Well (as described in Section 7.2 below) prior to the Closing, or (viii) any Claims to the extent arising at any time from Contributor's operatorship of the Re-Abandoned Well. 7.1.6 Notice of Special Tax for CFD. Transferee acknowledges that the Tejon Ranch Public Facilities Financing Authority ("TRPFFA") established the Tejon Ranch Public Facilities Financing Authority Community Facilities District No. 2008-1 (the "CFD"), pursuant to the Mello-Roos Community Facilities Act of 1982. The CFD was established for the purpose of financing the construction of certain infrastructure improvements (such as roads, sewer systems and water systems) and other improvements relating to or benefiting the Property. In connection with the formation of the CFD, the TRPFFA approved a "Rate and Method of Apportionment," which established the rate at which special taxes shall be levied against the portion of the Property encumbered by the CFD to pay debt service on bonds issued by the CFD (a copy of which has been provided to Transferee). 7.2. Re-Abandoned Well. Prior to the Closing, Contributor completed the re- abandonment of the oil well ("RST-88-30") that was previously located on the Property (the "Re- Abandoned Well") in accordance with the requirements of the California Geologic Energy Management Division. Following its acquisition of the Property, Transferee shall install a venting system and passive monitoring equipment for the Re-Abandoned Well. Transferee hereby agrees not to disturb, or to allow any other party to disturb, the Re-Abandoned Well on or after the Closing. Transferee shall allow Contributor access to the Property during normal business hours (1) to monitor the Re-Abandoned Well, (ii) to perform any repairs or maintenance required for the Re-Abandoned Well, and (iii) to take any actions with respect to the Re-Abandoned Well required by any governmental agency or authority. Contributor hereby agrees to indemnify, defend, protect and hold harmless the Transferee from and against any third-party Claims to the extent arising from Contributor's ownership of the Re-Abandoned Well prior to the Closing, and (ii) any third- party Claims to the extent arising at any time from Contributor's operatorship of the Re-Abandoned Well (except to the extent any such Claims are caused by the acts or omissions of DP Member or any agent thereof). The terms and obligations of this Section 7.2 shall expressly survive the Closing. To the extent the terms of this Agreement conflict with the terms of the Company Agreement, the terms of this Agreement shall control. 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -13-

8. Contributor's Representations and Warranties. 8.1 Representations and Warranties. As of the Effective Date and as of the Close of Escrow, each of the statements in this Section 8.1 shall be a true, accurate and full disclosure of all facts relevant to the matters contained therein. Contributor hereby represents and warrants as follows for the sole and exclusive benefit of Transferee, each of which is material and is being relied upon by Transferee as of the Effective Date and as of the Close of Escrow: 8.1.1 Due Formation. Contributor is a duly organized corporation validly existing and in good standing under the laws of the State of California and has the requisite power and authority to enter into and carry out the terms of this Agreement. 8.1.2 Required Actions. All corporate action required to be taken by Contributor to execute and deliver this Agreement has been taken by Contributor and no further approval of any member, partner, shareholder, manager, officer, board, court, or other body is necessary to permit Contributor to execute and deliver this Agreement. 8.1.3 Binding Obligation. This Agreement and all other documents to be executed and delivered by Contributor pursuant to the terms of this Agreement will on the date such Agreement and documents are fully executed and delivered constitute legal, valid, and binding obligations of Contributor, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting generally the enforcement of creditors’ rights, and statutes or rules of equity concerning the enforcement of the remedy of specific performance (collectively, the "Enforceability Exceptions"). 8.1.4 NoConsent. No notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any person, is necessary in connection with (i) the execution and delivery of this Agreement by Contributor, or (ii) the consummation and performance by Contributor of the transactions contemplated by this Agreement. 8.1.5 Violation of Law. Neither the execution and delivery of this Agreement by Contributor, nor the consummation by Contributor of the transactions contemplated hereby, nor compliance by Contributor with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which Contributor is a party as of the Effective Date or the Close of Escrow, as applicable, or to which Contributor or the Property may be subject as of the Effective Date or the Close of Escrow, as applicable, or (11) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Contributor or the Property as of the Effective Date or the Close of Escrow, as applicable. 8.1.6 No Litigation. To the Actual Knowledge of Contributor (as defined in Section 8.2 below), there is no litigation, arbitration, legal or administrative suit, action, proceeding or investigation of any kind, pending or threatened in writing (nor any basis therefor), 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -14-

which questions, directly or indirectly, the validity or enforceability of this Agreement as to Contributor. 8.1.7 Compliance with Laws. To the Actual Knowledge of Contributor, neither Contributor nor any of the Contributor Parties have received any written notice that the Property is currently in violation of any federal, state or local law, statute, ordinance, rule or regulation. 8.1.8 Proceedings. There are no lawsuits, actions, arbitrations or proceedings (including, without limitation, condemnation proceedings) pending and served, or, to the Actual Knowledge of Contributor, threatened which affect the Property. 8.1.9 No Leases or Other Property Reports. Contributor has not entered into any leases or other agreements (whether oral or written) affecting or relating to the rights of any party with respect to the possession, use or occupation of the Property or any portion thereof which will be in effect after the Close of Escrow, except for (1) any matters included in the Permitted Exceptions, and (11) any matters that were otherwise disclosed in writing prior to the Effective Date. Contributor has not granted any person or entity (other than Transferee pursuant to this Agreement) the right to acquire, lease, encumber or obtain any interest in the Property, except for (A) any matters included in the Permitted Exceptions, and (B) any matters that were otherwise disclosed in writing prior to the Effective Date. 8.1.10 Documents and Materials. All of the documents and other materials relating to the physical and environmental condition of the Property delivered by Contributor to Transferee on or prior to the Effective Date are true and complete copies of such documents and other materials in Contributor's possession (provided Contributor makes no representation or watranty as to the accuracy of any information contained in such documents or materials). 8.1.11 No Contracts. There are no contracts, warranties, guaranties, bonds or other agreements relating to the Property as of the Effective Date that affect or will affect the Property, except for (i) any matters included in the Permitted Exceptions, and (ii) any matters that were otherwise disclosed in writing prior to the Effective Date. 8.1.12 Environmental. There are no legal actions that have been served and are currently pending against Contributor or to the Actual Knowledge of Contributor against any of the Contributor Parties alleging that the Property contains Hazardous Materials that are in violation of applicable environmental laws, and to the Actual Knowledge of Contributor, other than as may be disclosed in the Environmental Reports, (i) there are no Hazardous Materials located on or under the Property in violation of applicable environmental laws, and (11) there are no legal actions that have been threatened against Contributor or to the Actual Knowledge of Contributor against any of the Contributor Parties alleging that the Property contains Hazardous Materials that are in violation of applicable environmental laws. To the Actual Knowledge of Contributor, the Environmental Reports constitute all of the final reports concerning environmental matters with respect to the Property that are in Contributor's possession or control. 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -15-

8.1.13 Most Knowledgeable Individuals. Contributor's Representatives are the individuals employed or affiliated with Contributor that have the most knowledge and information regarding the representations and warranties made in this Section 8.1. 8.1.14 No Untrue Statements. To the Actual Knowledge of Contributor, no representation, warranty or covenant of Contributor in this Agreement contains or will contain any untrue statement of material facts or omits or will omit to state material facts necessary to make the statements or facts contained therein not misleading. 8.2. Actual Knowledge of Contributor. The term "Actual Knowledge of Contributor" means the actual present knowledge of Contributor's Representatives without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation. In no event shall any of Contributor's Representatives have any liability for the breach of any of the representations or warranties set forth in this Agreement. 8.3 Survival. The representations and warranties of Contributor set forth in Section 8.1.7 (Compliance with Laws) through Section 8.1.12 (Environmental) (collectively, the "Property Representations and Warranties") shall survive for a period of one (1) year after the Close of Escrow. No claim for a breach of any of the Property Representations or Warranties will be actionable or payable if (1) DP Member, on behalf of Transferee, does not notify Contributor in writing of such breach and commence a "legal action" thereon within one (1) year after the Close of Escrow, or (11) the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Transferee and to DP Member prior to the Close of Escrow. 8.4 Limitations. Notwithstanding anything to the contrary contained in this Agreement, (i) the maximum aggregate liability of Contributor, and the maximum aggregate amount which may be awarded to and collected by Company, the Project Company and/or any other party (including, without limitation, DP Member) for any breach of any of the Property Representations and Warranties shall, under no circumstances whatsoever, exceed ten percent (10%) of the "Agreed Value" (as defined in the Company Agreement) of the Property (the "CAP Amount"); and (ii) no claim by Company and/or the Project Company (and/or any other party) alleging a breach by Contributor of any of the Property Representations and Warranties may be made, and Contributor shall not be liable for, any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Company and/or the Project Company (and/or any other party) alleging a breach by Contributor of any such Property Representation and Warranty, is for an aggregate amount in excess of Fifty Thousand Dollars ($50,000) (the "Floor Amount"), in which event Contributor's liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the CAP Amount set forth in clause (1) above provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then Contributor shall have no liability with respect thereto. 9. Transferee's Representations and Warranties. 9.1 Representations and Warranties. As of the Effective Date and as of the Close of Escrow, each of the statements in this Section 9.1 shall be a true, accurate and full 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -16-

disclosure of all facts relevant to the matters contained therein. Transferee hereby represents and warrants as follows for the sole and exclusive benefit of Contributor, each of which is material and is being relied upon by Contributor as of the Effective Date and as of the Close of Escrow: 9.1.1 Due Formation. Transferee is a duly organized limited liability company validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and carry out the terms of this Agreement. 9.1.2 Required Actions. All limited liability company action required to be taken by Transferee to execute and deliver this Agreement has been taken and no further approval of any member, partner, shareholder, manager, officer, board, court, or other body is necessary to permit Transferee to execute and deliver this Agreement. 9.1.3 Binding Obligation. This Agreement and all other documents to be executed and delivered by Transferee pursuant to the terms of this Agreement will on the date such Agreement and documents are fully executed and delivered constitute legal, valid, and binding obligations of Transferee, enforceable in accordance with their terms, except as such enforceability may be limited by any Enforceability Exception. 9.1.4 NoConsent. No notice to, declaration, filing or registration with, or authorization, consent or approval, or permit from, any domestic or foreign governmental regulatory body or authority, or any person, is necessary in connection with (i) the execution and delivery of this Agreement, or (ii) the consummation and performance by Transferee of the transactions contemplated by this Agreement. 9.1.5 Violation of Law. Neither the execution and delivery of this Agreement, nor the consummation by Transferee of the transactions contemplated hereby, nor compliance by Transferee with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under any note, bond, mortgage, indenture, deed of trust, security or pledge agreement, license, lease, franchise, permit, agreement or other instrument or obligation to which Transferee is a party or to which Transferee may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Transferee. 9.1.6 No Litigation. To the Actual Knowledge of Transferee (as defined in Section 9.2 below), there is no litigation, arbitration, legal or administrative suit, action, proceeding or investigation of any kind, pending or threatened in writing (nor any basis therefor), which questions, directly or indirectly, the validity or enforceability of this Agreement to Transferee. 9.1.7 Most Knowledgeable Individuals. Transferee's Representatives are the individuals employed or affiliated with Transferee that have the most knowledge and information regarding the representations and warranties made in this Section 9.1. 9.1.8 No Untrue Statements. To the Actual Knowledge of Transferee, no representation, warranty or covenant of Transferee in this Agreement contains any untrue 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -17-

statement of material facts or omits to state material facts necessary to make the statements or facts contained therein not misleading. 9.2 Actual Knowledge of Transferee. The term "Actual Knowledge of Transferee" means (a) with respect to Company, the actual present knowledge of Transferee's Representatives without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation, and (b) with respect to the Project Company, the actual present knowledge of Transferee’s Representatives without regard to any imputed or constructive knowledge and without any duty of inquiry or investigation. In no event shall any of Transferee's Representatives have any liability for the breach of any of the representations or warranties set forth in this Agreement. 10. Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be delivered or sent, as the case may be, by any of the following methods: (i) personal delivery, (ii) overnight commercial carrier, (iii) registered or certified mail, postage prepaid, return receipt requested, (iv) facsimile, or (v) email. Any such notice or other communication shall be deemed received and effective upon the earlier of (A) if personally delivered, the date of delivery to the address of the person to receive such notice; (B) if delivered by overnight commercial carrier, one (1) day following the receipt of such communication by such carrier from the sender, as shown on the sender's delivery invoice from such carrier; (C) if mailed, on the date of delivery as shown by the sender's registry or certification receipt; (D) if given by facsimile, when sent; or (E) if given by email, when sent. Any notice or other communication sent by facsimile or email must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing to be effective. Any reference herein to the date of delivery, receipt, giving, or effective date, as the case may be, of any notice or other communication shall refer to the date such communication becomes effective. Notices shall be addressed as follows: To Contributor: At Contributor's Notice Address set forth in Section 3 of Article I above With copies to: Allen Matkins Leck Gamble Mallory & Natsis LLP 2010 Main Street, 8" Floor Irvine, California 92614 Attention: Britney Willhite, Esq. Email: bwillhite@allenmatkins.com To Company: At Company's Notice Address set forth in Section 4 of Article I above 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -18-

With copies to: TRC-DP 1, LLC c/o Dedeaux Properties 1222 6" Street Santa Monica, California 90401 Attn: Brett Dedeaux and Matt Evans Emails: brettd@dedeauxproperties.com; matte@dedeauxproperties.com To Escrow Holder: At Escrow Holder's Address set forth in Section5 of Article I above Notice of change of address shall be given by written notice in the manner detailed in this Section 10. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice or other communication sent. 11. Broker Commissions. Company, the Project Company and Contributor hereby represent and warrant to the other that no broker or finder has been engaged by the representing party, and no finder, brokerage, advisory, or other fee has been incurred by such representing party, in connection with the parties entering into this Agreement, the Company Agreement or the Project Company LLC Agreement, or in connection with conveying the Property to Company (or to the Project Company, as applicable), or to such representing party's knowledge is in any way connected with the parties entering into this Agreement. If any such claims for fees of brokers, finders, advisors, or other such third parties arise from or are connected with the consummation of this Agreement, then Company, the Project Company and Contributor shall indemnify, defend, and hold the others harmless from and against such claims if they shall be based upon any statement, representation, or agreement by the indemnifying party. The terms and obligations of this Section 11 shall expressly survive the Closing. 12. Default. 12.1. Default by Contributor. If Contributor fails to perform any of the material covenants or agreements contained herein which are to be performed by Contributor, then DP Member, on behalf of Company or the Project Company, may, at its option and as its exclusive remedy, either (i) terminate this Agreement by giving written notice of termination to Contributor and Contributor shall pay to DP Member an amount, not to exceed Fifty Thousand Dollars ($50,000) to reimburse DP Member for the actual, third party, out-of-pocket expenses incurred by DP Member in connection with its investigations and due diligence review of the Property and the negotiation of this Agreement, and the parties shall have no further rights or obligations to one another under or with respect to this Agreement (except to the extent any such rights or obligations expressly survive the termination of this Agreement), or (ii) seek specific performance of this Agreement. If DP Member, on behalf of the Company or the Project Company, elects the remedy in clause (ii) above, then Company or the Project Company must commence and file such specific performance action in the appropriate court not later than thirty (30) days following the Closing 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -19-

Date. The foregoing shall not limit the rights and obligations of the parties to the Company Agreement arising from a default by Contributor hereunder. 12.2 Default by Transferee. 12.2.1 Caused by DP Member. If Transferee fails to perform any material covenant or agreement to be performed by Transferee under this Agreement as a result of the acts or omissions of DP Member, then Contributor shall be entitled to pursue any remedies available at law or in equity against Transferee. Nothing herein shall limit TRC Member's rights (in its capacity as a member of Company) under the Company Agreement in the event of a default by DP Member under the Company Agreement. Notwithstanding any other provision of this Agreement, Transferee shall not be deemed to be in breach or default hereunder if Transferee fails to perform any material covenant or agreement to be performed by Transferee under this Agreement as a result of the acts or omissions of Contributor whether under this Agreement or the Company Agreement. 12.2.2 Caused by TRC Member. If Transferee fails to perform any material covenant or agreement to be performed by Transferee under this Agreement as a result of the acts or omissions of TRC Member (in its capacity as a member of Company), then Transferee shall have the same remedies as set forth in Section 12.1 above for a default by Contributor; provided, however, that the prosecution, management, and control of any action relating to such default shall be vested solely in DP Member subject to, and in accordance with, the terms of Section 2.15 of the Company Agreement. Nothing contained in this Agreement shall limit DP Member's rights under the Company Agreement in the event of a default by Contributor (in its capacity as a member of Company) under the Company Agreement. 12.3. No Consequential Damage. Except as set forth below in this Section 12.3, no party to this Agreement shall have any liability for any punitive damages, lost profits, special damages or consequential damages based on any default or alleged default by any other party under this Agreement. The provisions of the preceding sentence shall not limit the potential liability of Contributor (1) if specific performance of the acquisition of the Property by Transferee has been made impossible or impracticable due to Contributor's intentional wrongful acts, (11) for any punitive damages, lost profits, special damages or consequential damages based on the intentional fraud of Contributor, or (111) for any punitive damages, lost profits, special damages or consequential damages based on the intentional fraud of Transferee resulting from the acts or omissions of DP Member. 13. Assignment. No party hereto shall have the right to assign all or any part of its interest in this Agreement created pursuant hereto without the express prior written consent of the other party hereto, which consent may be withheld in each such party's sole and absolute discretion, except as expressly set forth in Section 1 above. The foregoing provisions of this Section 13 shall not limit or restrict the rights of any party under the Company Agreement or the Project Company LLC Agreement. DP Member is an express third party beneficiary of this Agreement with respect to the provisions hereof that expressly reference DP Member. 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -20-

14. Miscellaneous. 14.1 Governing Law. The provisions of this Agreement shall be construed and enforced in accordance with the laws of the State of California. Subject to Section 14.6 below, Contributor and Transferee hereby irrevocably consent to the exclusive jurisdiction of the state and federal courts located in California and to the exclusive venue of Kern County Superior Court and the District Court for the Eastern District of California for any action or proceeding arising out of, or relating to, this Agreement to the maximum extent allowed by law. 14.2 Preservation of Intent. If any provision of this Agreement is determined by any court having jurisdiction to be illegal or in conflict with any laws of any state or jurisdiction, then the parties agree that such provision shall be modified to the extent legally possible so that the intent of this Agreement may be legally carried out. If any provision contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect or for any reason, then the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the parties' rights and privileges shall be enforceable to the maximum extent permitted by law. 14.3. Waiver. No consent or waiver, express or implied, by a party to or of any breach or default by any other party in the performance by such other party of such other party's obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party hereunder. Failure on the part of a party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such non- complaining or non-declaring party of the latter's rights hereunder. 14.4 Successors and Assigns. Subject to the provisions of Section 13 above, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. 14.5 Attorneys' Fees. If any litigation, arbitration or other proceeding is commenced between or among the parties or their representatives in any way arising out of, or relating to, this Agreement, then the prevailing party or parties shall be entitled, in addition to such other relief as may be granted, to have and recover from the other party or parties reasonable attorneys' fees and all costs, taxable or otherwise, including, without limitation, those for expert witnesses, of such action. Any judgment or order entered in any legal proceeding shall contain a specific provision providing for the recovery of all costs and expenses of suit including, without limitation, reasonable attorneys' fees, costs and expenses incurred in connection with (1) enforcing, perfecting and executing such judgment; (ii) post judgment motions; (iii) contempt proceedings; (iv) garnishment, levee, and debtor and third-party examinations; (v) discovery; and (vi) bankruptcy litigation. 14.6 Arbitration. Any action to resolve any controversy or claim arising out of, or related to in any way to, this Agreement, including, without limitation, any alleged breach of this Agreement and any claim based upon any tort theory, however characterized shall be resolved through a binding arbitration before an arbitrator in accordance with the terms of Section 13.18 of 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -21-

the Company Agreement, which terms are incorporated herein by reference. Contributor and Company shall each be treated as a "member" under Section 13.18 of the Company Agreement solely for purposes of determining the rights, duties and obligations of Contributor and Company under such arbitration provisions. 14.7. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF CONTRIBUTOR AND TRANSFEREE HEREBY WAIVES EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY CONTRIBUTOR OR TRANSFEREE AGAINST THE OTHER OF SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF CONTRIBUTOR AND TRANSFEREE AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY AN ARBITRATOR AS PROVIDED ABOVE BUT THIS WAIVER SHALL BE EFFECTIVE EVEN IF, FOR ANY REASON WHATSOEVER, SUCH CLAIM OR CAUSE OF ACTION CANNOT BE TRIED BY SUCH ARBITRATOR. WITHOUT LIMITING THE FOREGOING, EACH OF CONTRIBUTOR AND TRANSFEREE FURTHER AGREES THAT EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY IS WAIVED TO THE MAXIMUM EXTENT ALLOWED BY LAW BY OPERATION OF THE FOREGOING AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT. EDP | COMPANY'S CONTRIBUTOR'S INITIALS INITIALS 2D | PROJECT COMPANY'S INITIALS 14.8 Entire Agreement. The Company Agreement and this Agreement (including all exhibits and schedules attached hereto) are the final expression of, and contain the entire agreement between, the parties with respect to the subject matter hereof and supersede all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. This Agreement may be executed in one (1) or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto. 14.9 Time of Essence/Business Days. Contributor and Company hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -22-

Docusign Envelope ID: 5868677F-2AC5-40C4-8991-BDA029909246 the Company Agreement, which terms are incorporated herein by reference. Contributor and Company shall each be treated as a "member" under Section 13.18 of the Company Agreement solely for purposes of determining the rights, duties and obligations of Contributor and Company under such arbitration provisions. 14.7. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF CONTRIBUTOR AND TRANSFEREE HEREBY WAIVES EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY CONTRIBUTOR OR TRANSFEREE AGAINST THE OTHER OF SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF CONTRIBUTOR AND TRANSFEREE AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY AN ARBITRATOR AS PROVIDED ABOVE BUT THIS WAIVER SHALL BE EFFECTIVE EVEN IF, FOR ANY REASON WHATSOEVER, SUCH CLAIM OR CAUSE OF ACTION CANNOT BE TRIED BY SUCH ARBITRATOR. WITHOUT LIMITING THE FOREGOING, EACH OF CONTRIBUTOR AND TRANSFEREE FURTHER AGREES THAT EACH SUCH PARTY'S RIGHT TO A TRIAL BY JURY IS WAIVED TO THE MAXIMUM EXTENT ALLOWED BY LAW BY OPERATION OF THE FOREGOING AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIJS AGREEMENT. KEMIV / COMPANY'S CONTRIBUTOR'S INITIALS INITIALS / PROJECT COMPANY'S INITIALS 14.8 Entire Agreement. The Company Agreement and this Agreement (including all exhibits and schedules attached hereto) are the final expression of, and contain the entire agreement between, the parties with respect to the subject matter hereof and supersede all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. This Agreement may be executed in one (1) or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto. 14.9 Time _of Essence/Business Days. Contributor and Company hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -22-

condition, obligation and provision hereof and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the party so failing to perform. Unless the context otherwise requires, all periods terminating on a given day, period of days, or date shall terminate at 5:00 p.m. (Pacific time) on such date or dates, and references to "days" shall refer to calendar days except if such references are to "business days" which shall refer to days which are not Saturday, Sunday or a legal holiday. Notwithstanding the foregoing, if any period terminates on a Saturday, Sunday or a legal holiday, under the laws of the State of California, then the termination of such period shall be on the next succeeding business day. 14.10 Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to sections are to this Agreement. All exhibits and schedules referred to in this Agreement are attached and incorporated by this reference. 15. Scope of Representation. Contributor, Company and the Project Company each acknowledge and agree that (i) Allen Matkins Leck Gamble Mallory & Natsis LLP has only represented the interests of Contributor, and has not represented DP Member, Company, the Project Company or any other party, (ii) Cozen O'Connor has only represented the interests of DP Member, in its capacity as a member of Company, and has not represented Contributor, Company, the Project Company or any other party, and (iii) Company and the Project Company have decided not to retain separate counsel to represent its respective interest in connection with this Agreement and the transactions contemplated herein. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -23-

Docusign Envelope ID: 5868677F-2AC5-40C4-8991-BDA029909246 IN WITNESS WHEREOF, Contributor and Company have executed this Contribution Agreement and Joint Escrow Instructions as of the Effective Date. "Contributor" TEJON INDUSTRIAL CORP., a California corporation [tue Nhl. (V By: 2E817514A8434B8.. Name: Hugh F. McMahon IV Its: Executive Vice President "Company" TRC-DP 1, LLC, a Delaware limited liability company By: DP NOJET, LLC, a Delaware limited liability company Its: Administrative Member By: Name: Its: 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -24-

IN WITNESS WHEREOF, Contributor and Company have executed this Contribution Agreement and Joint Escrow Instructions as of the Effective Date. "Contributor" TEJON INDUSTRIAL CORP., a California corporation By: Name: Its: "Company" TRC-DP 1, LLC, a Delaware limited liability company By: DP NOJET, LLC, a Delaware limited liability company Its: Administrative Member we Rt <2, 2 Name: Brett Dedeaux Its: Manager 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt -24-

JOINDER BY PROJECT COMPANY The Project Company hereby agrees to the terms and conditions applicable to the Project Company set forth in this Agreement, and accepts the obligations of the Project Company set forth in this Agreement. Dated: April 21 , 2026 TRC-DP1 OWNER, LLC, a Delaware limited liability company Name: Brett Dedeaux Title: Authorized Signatory 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt

JOINDER BY ESCROW HOLDER Escrow Holder hereby acknowledges that it has received this Agreement executed by Contributor and Company and accepts the obligations of and instructions for Escrow Holder set forth herein. Escrow Holder agrees to disburse and/or handle any and all funds and documents in accordance with this Agreement. Dated: 94/23 — n006 CHICAGO TITLE COMPANY Kall By: = % Name: Kris Klask Title: Escrow Officer 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -2-

EXHIBIT "A" LEGAL DESCRIPTION OF LAND THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19°18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19718” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49°48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10712” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER " " 4864-6332-3090.10 EXHIBIT "A 373745.00010/10-10-24/pdo/agt -|-

METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VID THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR’ HEREAFTER KNOWN), OR OTHER OPERATIONS _ IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VID) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (I) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (ID) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS " " 4864-6332-3090.10 EXHIBIT "A 373745.00010/10-10-24/pdo/agt 2.

EXHIBIT "B" LIST OF INTANGIBLE PERSONAL PROPERTY None W " 4864-6332-3090.10 EXHIBIT "B 373745.00010/10-10-24/pdo/agt -|-

EXHIBIT "C" FORM OF BUILDER COVENANTS [See Attached] " " 4864-6332-3090.10 EXHIBIT "C 373745.00010/10-10-24/pdo/agt -|-

FORM OF DECLARATION OF BUILDER COVENANTS FOR PARCEL “2” of Lot Line Adjustment No. 2-25 WITHIN TEJON RANCH COMMERCE CENTER-EAST THIS DECLARATION OF BUILDER COVENANTS (this "Declaration") is made by TEJON INDUSTRIAL CORP., a California corporation (“Master Developer”), and TRC-DP 1 OWNER, LLC, a Delaware limited liability company (“Builder”), as of _________, 2026 (“Effective Date”). Master Developer and Builder are referred to individually as a “Party” or collectively as the “Parties.” RECITALS: A. Master Developer has improved, is in the process of improving and intends to improve in the future, in phases, a master planned mixed-use community known as Tejon Ranch Commerce Center-East (“TRCC-East”), by constructing Improvements, infrastructure, utilities and other structures comprising, in part, an apartment complex, a travel center, and other additional highway-oriented, mixed-use industrial, manufacturing, service and commercial facilities, including retail shopping centers, restaurants and lodging. B. Master Developer has created TRCC-East as a common interest development under the Davis-Stirling Common Interest Development Act. Master Developer previously recorded a Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Industrial Complex, now known as the Tejon Ranch Commerce Center, (“TRCC-West Declaration”) dated September 15, 2000, and Recorded on September 19, 2000 as Document # 0200116816 in the Kern County Official Records. The TRCC-West Declaration covers the west side of the Tejon Ranch Commerce Center, a commercial-industrial complex, located in Kern County, California, legally described in Exhibit A of the TRCC-West Declaration (“TRCC- West”). C. Master Developer then recorded a Supplemental Declaration to Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center dated November 17, 2010, and Recorded on November 18, 2010 as Document #0210160740 in the Kern County Official Records (“Supplemental Declaration”). The Supplemental Declaration makes TRCC-East subject to the TRCC-West Declaration primarily for subjecting TRCC-East to the jurisdiction of the Tejon Industrial Complex Maintenance Association, a California nonprofit public benefit corporation (“Association”), but also subjecting TRCC-East to separate CC&Rs. D. In that regard, Master Developer then recorded a Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center-East dated November 17, 2010, and Recorded on November 18, 2010 as Document #0210160741 in the Kern County Official Records (“TRCC-East Declaration”). The TRCC-East Declaration delegates and assigns to the Association the powers and functions, among others, of (i) owning, maintaining and administering the Maintenance Property for the use of its Members and authorized

- 2 - guests; (ii) administering and enforcing the restrictions under the TRCC-East Declaration; and (iii) collecting and disbursing the assessments and charges created under the TRCC-East Declaration. E. In connection with approval and permitting of the project for TRCC-East (“TRCC- East Project”), the Kern County Board of Supervisors has adopted, among other documents, the Tejon Industrial Complex-East Specific Plan (“Specific Plan”) on November 8, 2005, by Resolution No. 2005-466. The Specific Plan contains a comprehensive guide for design and development of TRCC-East, including standards for water quality, air quality, energy efficiency and other biological and environmental issues. The Specific Plan is not recordable as an exhibit to this Declaration. However, the cover page of the Specific Plan, and information on its location, is attached as Exhibit K. In implementation of the Specific Plan, and in connection with construction and development of TRCC-East, Master Developer has created design guidelines (“TRCC-East Design Guidelines”) to address design standards required under the Specific Plan. F. Builder is acquiring from Master Developer real property within TRCC-East shown on the map attached as Exhibit A and legally described in Exhibit B ("Builder Property” or “Burdened Property"). Builder is acquiring the Builder Property from Master Developer for development in accordance with the TRCC-East Declaration, the TRCC-East Design Guidelines, the Specific Plan and this Declaration. Master Developer is conveying the Builder Property to Builder in reliance on Builder's continuing compliance with these restrictions. G. Specifically, Builder has represented to Master Developer, and Master Developer is relying on the representation, that Builder intends to and shall develop the Builder Property in accordance with the general scheme of development of the TRCC-East Project described in the TRCC-East Declaration and this Declaration, and intends to initially construct an industrial warehouse (“Builder Project”) of approximately 510,385 interior square feet for operation and use as a distribution facility and ancillary uses (“Use”). If fully built out, the distribution facility will contain no more than 515,000 total gross interior square feet ("Maximum Square Footage"). H. Each buyer and user of real property within TRCC-East is required to comply with a form of builder covenants (“TRCC-East Builder Covenants”) that is to be negotiated for each buyer/user and Recorded as a covenant against the parcel transferred to each buyer/user to address specific development, construction, size and use standards for the specific parcel to be transferred. The TRCC-East Builder Covenants are intended to implement the TRCC-East Declaration with respect to the Builder Property, and are more detailed and site-specific than the TRCC-East Declaration. In the event of any conflict between the TRCC-East Builder Covenants and the TRCC-East Declaration, it is intended that the more specific provisions (which will generally be set forth in the TRCC-East Builder Covenants) will prevail. The subjects to be governed by the TRCC-East Builder Covenants describe and require without limitation site layout, including drive locations and signage; site signage; a master grading plan and service point connections; maximum square footage of the improvements and air emissions limits assigned to the Builder Property; permitted Use of the Builder Property; conceptual building elevations and signage; borrow and disposal sites and conditions of borrow and disposal; a conceptual landscape plan; and dedicated Maintenance Property. This Declaration constitutes the TRCC-East Builder Covenants for the Builder Property.

- 3 - DECLARATION; BURDENED PROPERTY: A. Master Developer declares that all of the Burdened Property shall be held, sold, conveyed, encumbered, hypothecated, leased, used, occupied and improved subject to the Restrictions, including the covenants, conditions, restrictions, reservation of easements and equitable servitudes contained in this Declaration, the TRCC-East Declaration, the Supplemental Declaration and the TRCC-East Design Guidelines or any other restrictions imposed under the Specific Plan or other governmental permits and approvals, including mitigation measures and conditions of approval, all of which are for the purpose of preserving and protecting the value, attractiveness and desirability of the Burdened Property, in furtherance of a comprehensive plan for the protection, maintenance, subdivision, improvement, use and sale of the Burdened Property, or any portion thereof. B. The covenants, conditions, restrictions, reservation of easements, equitable servitudes, liens and charges set forth in this Declaration, the TRCC-East Declaration, the Supplemental Declaration, the TRCC-East Design Guidelines, or imposed under the Specific Plan or other governmental permits and approvals, including mitigation measures and conditions of approval, shall (i) run with the Burdened Property; (ii) be binding upon all persons having any right, title or interest in the Burdened Property, or any part thereof, their heirs, successive owners and assigns; (iii) inure to the benefit of every portion of the Burdened Property; (iv) inure to the benefit of and be binding upon Master Developer and its successive owners and each Owner and its respective successors-in-interest; and (v) may be enforced by Master Developer, any Owner or the Association. ARTICLE 1: DEFINITIONS The initially capitalized words and phrases used in this Declaration shall have the meanings specified in this Article 1, or if not defined in this Article 1, are defined in the TRCC-East Declaration: 1.1 Advertising Displays. Advertising Displays mean all signs, flags, banners and advertising displays used by Builder on the Builder Property. 1.2 Association. Association means the Tejon Industrial Complex Maintenance Association, a California nonprofit public benefit corporation (formed under the Nonprofit Mutual Benefit Corporation Law), and its successors and assigns. The Association is an "association" as defined in California Civil Code Section 1351(a). 1.3 Benefited Property. Benefited Property means the real property to which the benefit of this Declaration inures. As of the Effective Date, the Benefited Property is the real property shown on the map attached as Exhibit C and legally described in Exhibit D, and is also defined as TRCC-East. Master Developer may unilaterally delete, substitute for or add to the Benefited Property any of the Remaining Annexable Area now or hereafter owned by Master Developer. If fee title to any portion of the Benefited Property is conveyed by Master Developer to a

- 4 - third party ("Transferred Parcel"), this Declaration shall cease to benefit the Transferred Parcel unless the grant deed conveying the Transferred Parcel or a separate recorded document executed by Master Developer expressly assigns to the grantee of the Transferred Parcel the benefits of this Declaration, which runs with the Transferred Parcel by specific reference to this Declaration. Master Developer may make such assignment as to all or a portion of Master Developer's rights under this Declaration. Any merger of Master Developer with or into another entity or the acquisition of all or any portion of the equity in Master Developer by a third party will not be deemed a conveyance of the Benefited Property triggering the applicability of this Section 1.3. 1.4 Builder. Builder means the entity so identified in the first paragraph. 1.5 Builder Improvements. Builder Improvements mean the Improvements, whether on-site or off-site the Builder Property, that Builder is obligated to construct, as shown on the Development Plan. 1.6 Builder Project. Builder Project means the project to be constructed and maintained by Builder on the Builder Property which is designated in Recital G. 1.7 Builder Property. Builder Property means the real property shown on the map attached as Exhibit A and legally described in Exhibit B, and is also defined as the Burdened Property. 1.8 Builder Representatives. Builder Representatives means Builder, any partner of Builder, and their respective officers, directors, shareholder members, partners, employees, agents, representatives and affiliates. 1.9 Burdened Property. Burdened Property means the real property which is burdened by this Declaration. The Burdened Property is shown on the map attached as Exhibit A and legally described in Exhibit B, and is also defined as the Builder Property. 1.10 Close of Escrow. Close of Escrow means the date on which a deed, ground lease or other instrument is Recorded by Master Developer conveying a Lot in TRCC-East, including the Builder Property, with the exception of grant deeds between Master Developer and any successor to the rights of Master Developer. 1.11 Committee. Committee means the Architectural Review Committee designated for TRCC-East pursuant to Article 5 of the TRCC-East Declaration. 1.12 County. County means the County of Kern, in the State of California, and it’s various departments, divisions, employees and representatives. 1.13 Declaration. Declaration means this Declaration of Builder Covenants, and all exhibits thereto, as amended from time to time.

- 5 - 1.14 Deed. Deed means the grant deed conveying the Builder Property by Master Developer, as grantor, to Builder, as grantee. 1.15 Intentionally Deleted. 1.16 Development Documents. Development Documents mean the written agreements between Master Developer and Builder (or Builder’s parent company), Recorded and not Recorded, or binding Builder of Record, concerning the acquisition, design, development, construction, disposition and sale of the Builder Property, and shall include without limitation the Specific Plan, the TRCC-East Declaration, the TRCC-East Design Guidelines, this Declaration, the Deed and any related approvals by the Master Developer and the Association. 1.17 Development Plan. Development Plan means the development plan attached as Exhibit F. 1.18 Emissions Management Program. Emissions Management Program means the benefits granted by the Master Developer through the VERA, as further described in the Specific Plan, with respect to TRCC-East Project air emissions, as managed by Master Developer, and as more fully described in Article 5. 1.19 Environmental Laws. Environmental Laws is defined in Section 7.3.a.i. 1.20 Environmental Losses. Environmental Losses is defined in Section 7.3.e. 1.21 Force Majeure. Force Majeure is defined in Section 4.9. 1.22 Governmental Authority. Governmental Authority means any federal, state, County and any other local or municipal governmental entity or agency, including a Local Governmental Agency. 1.23 Hazardous Substance. Hazardous Substance is defined in Section 7.3.a.ii. 1.24 Hazardous Substance Activity. Hazardous Substance Activity is defined in Section 7.3.a.iii. 1.25 Hazardous Substance Claims. Hazardous Substance Claims is defined in Section 7.3.a. iv. 1.26 Improvement(s). Improvement(s) means all structures, landscaping and appurtenances thereto, including without limitation buildings, outbuildings, walkways, irrigation systems, storm drainage systems, streets, parking areas, signs, lighting, fences, screening walls, retaining walls, stairs, hedges, windbreaks, plantings, planted trees and shrubs, fire breaks, signs and monumentation.

- 6 - 1.27 Landscaping Plans. Landscaping Plans means landscaping and irrigation plans for all landscaping to be installed by Builder. 1.28 Laws. Laws mean all laws, statutes, ordinances, rules, regulations, requirements, permits, or approvals promulgated by any federal, state or local governmental entity with jurisdiction over TRCC-East (including the Local Government Agency) or any business, use or operation thereon, as the same may, from time to time, be amended, superseded, supplemented, modified or revised. 1.29 Local Governmental Agency. Local Governmental Agency means the County and any other local or municipal governmental entity or agency, including without limitation any special assessment district, water district, joint powers authority, maintenance district or community facilities district. 1.30 Losses. Losses means all costs, liabilities, losses, damages, injuries, claims and expenses, including reasonable attorneys' fees and costs arising from the activities on the Builder Property of the Requesting Party and its agents and employees, and from mechanic's, materialmen’s and other liens resulting from such conduct. 1.31 Lot. Lot means any lot or parcel of land shown upon any Recorded Subdivision Map of any portion of TRCC-East (as the lot or parcel may be modified by any Recorded lot line adjustment), together with the Improvements, if any, thereon, including any Common Area, but excluding any Maintenance Property. 1.32 Maintenance Entity. Maintenance Entity means the Association or another entity which is formed and responsible for maintaining the Maintenance Property. 1.33 Maintenance Property. Maintenance Property means all the real and personal property and Improvements which are owned in fee simple or otherwise by the Association, or over which the Association has an easement or responsibility for the use, care or maintenance thereof, for the common benefit, use and enjoyment of the Owners, as further provided in Article 9 of the TRCC-East Declaration. As of the Effective Date, the Maintenance Property maintained by the Association consists of street landscaping and lighting, as shown on Exhibit E attached to the TRCC-East Declaration. A conceptual map of the Maintenance Property to be located within the Builder Property is attached as Exhibit E. As additional Maintenance Property is completed, the Maintenance Property will be more specifically defined in future amendments or supplements to the TRCC-East Declaration, or in a future TRCC- East Builder Covenants for specific Lots, as provided in Section 3.2.a of the TRCC- East Declaration. 1.34 Master Developer. Master Developer means Tejon Industrial Corp., a California corporation, its successors, and any other Person to which it assigns, exclusively or nonexclusively, any of its rights hereunder by an express written and Recorded assignment. Any assignment may include only specific rights of the

- 7 - Master Developer hereunder and may be subject to the conditions and limitations as the Master Developer may impose in its sole discretion. As used in this Section, "successor" means any Person who acquires Master Developer or substantially all of its assets, or who merges with Master Developer by sale, merger, reverse merger, consolidations, sale of stock or assets, operation of law or otherwise. 1.35 Maximum Square Footage. Maximum Square Footage means the total gross interior square foot number set forth in Section 4.3. 1.36 Mortgage/Deed of Trust. Mortgage or Deed of Trust means any mortgage or deed of trust or other conveyance of a Lot or other portion of TRCC- East to secure the performance of an obligation, which will be reconveyed upon the completion of the performance. 1.37 Mortgagee-Beneficiary/Mortgagor-Trustor. Mortgagee means a Person to whom a Mortgage is made and includes the Beneficiary of a Deed of Trust. Mortgagor means a Person who mortgages its property to another (i.e., the maker of a Mortgage), and includes the Trustor of a Deed of Trust. The term "Trustor" is synonymous with the term "Mortgagor," and the term "Beneficiary" is synonymous with the term "Mortgagee." 1.38 Notice. Notice means any notice, consent, waiver, demand, request or other instrument or communication provided for under this Declaration or by law to be served upon or to be given to either Master Developer, Builder or other Owner. 1.39 OSHA. OSHA means the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651, et seq., and analogous legislation in California. 1.40 Other Builder. Other Builder means the Person engaged in the development of a Lot in TRCC-East, including in the Remaining Annexable Area, other than Builder. If Master Developer or other Owner constructs buildings or other Improvements on TRCC-East or Remaining Annexable Area, Master Developer shall be deemed to be an Other Builder. 1.41 [Reserved]. 1.42 Owner. Owner means any Person holding a fee simple interest of Record to a Lot. The term Owner includes a seller under an executory contract of sale, but excludes a Mortgagee. 1.43 Person. Person means a natural individual, a corporation, partnership or any other entity with the legal right to hold title to real property. 1.44 Public Property. Public Property means all walls, median strips, streets, freeway right-of-way and freeway interchange, slopes, berms, landscaping, equestrian trails, sidewalks and irrigation and drainage systems and other areas and Improvements on public property designated for maintenance by a Local

- 8 - Government Agency under the TRCC-East Declaration, the Supplemental Declaration, any agreement or Recorded Subdivision Map. 1.45 Record; Recorded; Recordation. Record, Recorded or Recordation means, with respect to any document, the recordation of the document in the Office of the Kern County Recorder. 1.46 Remedial Work. Remedial Work means any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature required under any Environmental Law, judicial order, or by any Governmental Authority in response to any Hazardous Substance Claims. 1.47 Requesting Party. Requesting Party means the party requesting a right of entry license pursuant to Section 7.1. 1.48 Restrictions. Restrictions mean this Declaration, the TRCC-East Declaration, the Supplemental Declaration, the TRCC-East Design Guidelines, all governing documents of the Association, including its Articles, Bylaws and Rules and Regulations, and any other restrictions imposed by Master Developer or the Association or imposed under the Specific Plan or other governmental permits and approvals, including mitigation measures against TRCC-East. 1.49 Intentionally Deleted. 1.50 Intentionally Deleted. 1.51 Site Improvement Plans. Site Improvement Plans means street improvement, parking and driveway plans for the construction and maintenance of street improvements, parking areas, driveways and utilities on the Burdened Property. 1.52 Specific Plan. Specific Plan means the Tejon Industrial Complex-East Specific Plan adopted by the County Board of Supervisors on November 8, 2005 by Resolution No. 2005-466, as it may be amended from time to time. The Specific Plan is not recordable as an exhibit to this Declaration. However, the cover page of the Specific Plan, and information on its location, is attached as Exhibit K. 1.53 Subdivision Map. Subdivision Map means the Recorded final subdivision map, parcel map, tract map, lot line adjustments or certification of compliance for a Lot. 1.54 Supplemental Declaration. “A” Supplemental Declaration means any declaration of covenants, conditions, restrictions and reservation of easements or similar document adding real property to TRCC-East or supplementing the TRCC- East Declaration which may be Recorded under Article 3 of the TRCC-East Declaration. “The” Supplemental Declaration means the Supplemental Declaration to Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center dated November 17, 2010, and recorded on

- 9 - November 18, 2010 as Document #0210160740 in the Kern County Official Records. 1.55 SJVAPCD. SJVAPCD means the San Joaquin Valley Air Pollution Control District. 1.56 TRCC-East. TRCC-East means the commercial-industrial complex located in Kern County, California, on the east side of Interstate 5, known as the Tejon Ranch Commerce Center-East, shown on the map attached as Exhibit C and legally described in Exhibit D, together with the portions of the Remaining Annexable Area which are annexed to TRCC-East under Article 3 of the TRCC- East Declaration. TRCC-East is also defined as the Benefited Property. TRCC-East is classified as a "common interest development" as defined in California Civil Code Section 1351(c). 1.57 TRCC-East Builder Covenants. TRCC-East Builder Covenants mean builder covenants Recorded as Lots are conveyed to Owners in TRCC-East, as amended from time to time. 1.58 TRCC-East Declaration. TRCC-East Declaration means the Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Tejon Ranch Commerce Center-East dated November 17, 2010, and Recorded on November 18, 2010 as Document #0210160741 in the Kern County Official Records, as amended from time to time. 1.59 TRCC-East Design Guidelines. TRCC-East Design Guidelines mean the guidelines, requirements, rules and regulations for TRCC-East which have been prepared and issued by the Committee (or Master Developer until the time that Master Developer has assigned its rights and powers to the Committee under Section 5.3 of the TRCC-East Declaration), and approved and adopted by Master Developer for the purpose of assisting the Owners in preparing plans and specifications for Improvements and in preparing other plans, specifications and selecting materials (including designs for signs and the like) which are subject to review by the Committee under the TRCC-East Declaration, as amended from time to time. Because the Specific Plan mandates additional design requirements, the TRCC-East Design Guidelines also incorporate applicable provisions of the Specific Plan. 1.60 Use. Use means the allowed use of the Builder Property set forth in Section 5.2. 1.61 VERA. VERA means the Voluntary Emission Reduction Agreement between Master Developer and SJVAPCD, as amended from time to time.

- 10 - ARTICLE 2: PRIVATE AND PUBLIC REGULATION OF DEVELOPMENT, OPERATIONS AND USES IMPOSED BY SPECIFIC PLAN, SUPPLEMENTAL DECLARATION, TRCC-EAST DECLARATION, TRCC-EAST DESIGN GUIDELINES AND THIS DECLARATION 2.1 Acknowledgement of Receipt. Builder acknowledges that it has been provided with, has read and understands the Development Documents, including the TRCC-East Declaration, the TRCC-East Design Guidelines, the Specific Plan, the VERA, this Declaration, the Supplemental Declaration and the Deed, prior to the Close of Escrow. 2.2 Strict Approval Process. In connection with any proposal for development of an Improvement on the Builder Property, and prior to commencing any due diligence, design and development work, or in connection with the Builder Project or the Use on the Builder Property, and prior to commencing the Builder Project or the Use, Builder is strongly advised first to re-review the Specific Plan, the TRCC-East Declaration, the TRCC-East Design Guidelines, this Declaration and the Supplemental Declaration, and contact the Master Developer with any questions. Builder shall comply with the approval process detailed in Article 4 of the TRCC-East Declaration and shall follow the requirements of the Specific Plan, the TRCC-East Declaration, the TRCC-East Design Guidelines and this Declaration, and shall also comply with the requirements of all governmental agencies, federal, state and local. ARTICLE 3: MAINTENANCE PROPERTY 3.1 Construction of Maintenance Property. All landscape improvements that fall within the boundaries of the Maintenance Property as shown on the Master Easement Map attached as Exhibit J shall be installed by Master Developer, if not already existing, and/or protected in place during construction, and repaired and restored by Builder if damaged by Builder during construction. 3.2 Maintenance of Maintenance Property by Master Developer; Within Builder Property. Master Developer shall, at its option, be entitled to maintain all or any portion of the Maintenance Property located within the Builder Property, whether constructed by Master Developer or Builder. 3.3 Reserved. 3.4 Take-Over of Maintenance of Maintenance Property by Association. The Builder Property shall be subject to the jurisdiction of the Association formed under the TRCC-West Declaration, as provided in Article 5 of the TRCC-West Declaration. The Association is responsible for the maintenance of the Maintenance Property as provided in the TRCC-West Declaration. However, as set forth in Section 3.3.f of the TRCC-East Declaration, a community services or other district

- 11 - may be formed to maintain the Maintenance Property. The Maintenance Property to be located within the Builder Property is conceptually shown on Exhibit E. The Maintenance Property within the Builder Property shall be subject to adjustment in Master Developer's reasonable discretion in order to accommodate finished grade elevations and other developmental adjustments. Master Developer shall prepare appropriate legal descriptions and maps depicting the Maintenance Property on the Builder Property, and Builder shall convey fee title to or an easement for maintenance over the Maintenance Property in the Builder Property to the Association as requested by the Master Developer. All drawings or descriptions of the Maintenance Property to be attached to documentation annexing or conveying the Maintenance Property to the TRCC-East Declaration shall be prepared by an engineer or consultant selected by Master Developer. ARTICLE 4: DEVELOPMENT OF IMPROVEMENTS 4.1 Development of Improvements- In General. In addition to the development of Improvements provisions contained in Article 4 of the TRCC-East Declaration, the following provisions shall be applicable to the specific development of Improvements on the Builder Property. All development of Improvements on the Builder Property shall be in compliance with the following master plans for TRCC- East, as they apply to the Builder Property: (i) the Master Grading Plan attached as Exhibit G; (ii) the Master Utility Connection Plan attached as Exhibit H; (iii) the Master Site Plan attached as Exhibit I; and (iv) the Master Easement Map which is attached as Exhibit J. In the event any of the foregoing is amended or otherwise modified in any manner applicable to the Builder Property, Master Developer shall deliver a copy of the modified plan or document to Builder, and Builder shall thereafter comply with the plan or document as so modified. 4.2 Construction of Improvements. a. Development Plan. Builder has represented to Master Developer that it has purchased the Burdened Property to construct thereon a distribution facility pursuant to the Development Plan attached as Exhibit F. The Development Plan also designates approved uses for the Burdened Property. The Development Plan shall be in strict conformance with the Specific Plan, TRCC- East Design Guidelines and all other approval documents, including the EIR, mitigation measures, conditions of approval and VERA, and Builder shall not deviate from the Development Plan without first obtaining Master Developer's prior written consent, which consent may be withheld at Master Developer's sole discretion. Builder acknowledges that adherence to the Development Plan is a material consideration which induced Master Developer to sell the Burdened Property to Builder. Master Developer may approve modifications to the Development Plan, which approval shall be within Master Developer's sole discretion without regard to the impact of such modification on any Other Builder. Master Developer acknowledges that the Development Plan attached as Exhibit F sets forth the general specifications for the initial construction of the distribution facility, and that after such initial construction Builder may modify or expand the distribution facility, provided that any such modification or expansion shall be in strict conformance with the Development Documents and all requirements and processes of any

- 12 - Governmental Authority. Any Development Plan established for any Other Builder is subject to Section 6.8.e of the TRCC-East Declaration. 4.3 Maximum Square Footage; Use. The Burdened Property shall initially be developed with an industrial warehouse of approximately 510,385 gross interior square feet for operation and use as a distribution facility (“Use”). At full build-out the distribution facility can contain no more than 515,000 total gross interior square feet (“Maximum Square Footage”). The land may be developed for no other Use or Maximum Square Footage without Master Developer's prior written approval, which Master Developer may withhold in its sole discretion. Builder understands and acknowledges that compliance with the Use and Maximum Square Footage limitations is a critical component of the Emissions Management Program, and that Builder’s failure to comply with such requirements is a material default under this Declaration. 4.4 Development Restrictions. a. Plans. No construction or alteration of any Improvements on the Burdened Property, specifically including the exterior of any building, loading dock or area, storage area, advertising device, sign, landscaping, irrigation system, utility, slope drainage facility, street, driveway, parking areas, monumentation, or lighting facilities or devices shall be commenced, erected or maintained upon the Burdened Property (or on adjacent or nearby real property owned by Master Developer, if any), and no rough or precise grading or alteration of drainage and no documentation shall be submitted to the Local Governmental Agency in connection therewith, until Builder has first submitted the following documents and any modifications thereof to Master Developer and Master Developer has approved the same in writing within 15 days after submittal (provided that Master Developer may in its sole discretion assign its approval rights to the Association): i. Subdivision Maps. Copies of any Subdivision Map and other materials Builder proposes to submit to a Governmental Authority for approval in order to subdivide the Burdened Property. The Subdivision Map shall provide for the construction of one or more buildings totaling not more than the Maximum Square Footage on the Burdened Property. ii. Site Improvement, Parking and Driveway Plans. Site Improvement Plans, specifically including parking and driveway plans, for the construction and maintenance of street Improvements, parking areas, driveways, including shared access, and utilities on the Burdened Property. The Site Improvement Plans shall be consistent with plans for other streets within the Builder Project. iii. Architectural Plans. Plans for exterior elevations showing the size (interior and exterior) of the Improvements and roof equipment, if any, and floor plan showing overall facility layout, restrooms and sewer line routing ("Architectural Plans"). The Architectural Plans shall include any documents

- 13 - necessary to obtain approval from the Local Governmental Agency to build the Improvements. iv. Colors and Materials. Plans and samples showing the exterior and roof materials and colors for buildings and other Improvements to be constructed on the Burdened Property. v. Landscaping Plans. Landscaping Plans, specifically including irrigation plans, for all landscaping to be installed by Builder on the Burdened Property ("Landscape Areas"). The Landscaping Plans shall be consistent with the Specific Plan, the TRCC-East Design Guidelines and landscaping plans for other similar landscaped areas within the TRCC-East Project. vi. Signage and Lighting. Plans showing the location, design, content and type of all signs, advertising devices, monumentation and lighting of any kind to be constructed on the Burdened Property. vii. Wall and Fence Plans. Wall and fence plans showing the location and design of walls and fences to be constructed on the Burdened Property. 4.5 Installation of Improvements. In addition to Builder's other obligations under this Declaration and the Development Documents, Builder, at its sole cost, shall cause Improvements on the Burdened Property to be constructed and installed in the manner and within the time required by all applicable Laws. Without limiting any provision of any Development Documents, Builder shall be responsible for payment of all Local Governmental Agency assessments, connection charges or other fees applicable to the Burdened Property. 4.6 Force Majeure. Builder is excused from meeting the completion date set forth in the construction schedule for so long as the completion is rendered impossible or would result in hardship due to action of the elements, fire or other casualty, war, riot, labor dispute, inability to procure or general shortage of labor or material in the normal channels of trade, delay in transportation, delay in inspections, governmental action or inaction or moratorium or any other cause beyond the reasonable control of the Builder, whether similar or dissimilar to these examples (“Force Majeure”). Financial inability or hardship is not deemed Force Majeure. Upon written request made prior to the expiration of the completion date, Master Developer or the Committee may, in their sole respective discretions, extend the time for completing the work. ARTICLE 5: OPERATIONS AND USES 5.1 Operations and Uses - In General. In addition to the operations and uses provisions contained in Article 7 of the TRCC-East Declaration, the following provisions set forth specific permitted or prohibited operations and uses on the Builder Property.

- 14 - 5.2 Permitted Operations and Uses - Specific to Builder Property. Builder shall use the Burdened Property for no use other than (i) operation and use as a distribution facility and ancillary uses, including but not limited to minor assembly of parts or kitting or packaging, or (ii) any other use identified under the Specific Plan as industrial. Upon completion the distribution facility will contain no more than 515,000 gross interior square feet. Builder shall use the Burdened Property for no other use or purpose. 5.3 Prohibited Operations and Uses - Specific to Builder Property. Builder is prohibited from using the Builder Property for any use other than the uses permitted in Section 5.2. Specifically, without limitation, the Burdened Property shall not be used for a restaurant, café, coffee shop, or fast food uses, as defined in the Specific Plan, or other facilities for the preparation of food and beverages for onsite or offsite retail sale, which would result in the generation of additional air emissions as regulated by the Specific Plan and the VERA, as described in Section 5.4. Such uses are prohibited notwithstanding any provision in the TRCC-East Declaration, Specific Plan, applicable zoning and governmental requirements, or any other document or agreement which permits such use on the Builder Property. Builder may engage in food service uses for employees of the distribution facility which do not utilize a ventilation or exhaust hood or otherwise generate additional air emissions as regulated by the Specific Plan and the VERA. 5.4 Emissions Management Program- Specific to Builder Property. a.VERA/Specific Plan. Master Developer has modeled and mitigated all stationary sources of air emissions planned for the Specific Plan area of TRCC-East, with overall square footage limitations for industrial, commercial and furniture manufacturing uses, but with built-in flexibility for determining consistency or compatibility with the modeled uses. As a result, no Independent Source Review (explained in Section 5.4.c) is required for these modeled and planned stationary sources so long as the square footage limitations are not exceeded and uses are consistent with modeling and the Specific Plan. The Specific Plan requires tracking by the County of unmodeled and unplanned stationary sources of air emissions proposed in the future for the Specific Plan area of TRCC-East, with overall limitations on total emissions from these sources and also subject to the square footage and use limitations. b. Content of VERA. Master Developer has entered into the VERA with the SJVAPCD. The VERA has mitigated all of the indirect sources of air emissions that are proposed and approved in the Specific Plan area of TRCC-East, and therefore exempts such indirect sources from the Indirect Source Review of the SJVAPCD. As a result, no additional permitting for these indirect sources of air emissions is required so long as the square footage limitations set forth in the Specific Plan are not exceeded and the use limitations are not violated. c. Benefits of VERA. The benefits provided by the VERA with respect to air emissions (“Emission Management Program”) include premitigated air emissions, based on a defined maximum square footage and uses. The result is that Owners or the developers of individual Lots are not subject to an “Indirect Source Review.” The Indirect Source Review is a process required and overseen by the SJVAPCD that evaluates emissions from a given project and charges said

- 15 - project for emission levels the project and its resulting operations generate. Historically, resulting fees from an Indirect Source Review have been significant. To assure the benefits of VERA are realized by the Owner of a Lot, the maximum square footage defined for that Lot cannot be exceeded and the planned use must be in accordance with a specified use. The Owner of a Lot is not limited from changing the use or square footage for site development, but before doing so, must obtain the prior approval of Master Developer, which Master Developer may grant or withhold in its sole discretion. In determining whether to grant approval, the Owner must demonstrate to Master Developer that there will be no negative effect on Master Developer’s plans for the TRCC-East Project or on other existing or proposed users in the TRCC-East Project. If Master Developer grants approval, the Owner of that Lot shall be required to comply with all requirements of the Indirect Source Review process, prepare an Indirect Source Review Assessment and pay all fees associated with and as result of the Indirect Source Review process. In summary, any development of a use different that that defined or of a square footage greater than the defined maximum square footage is subject to Master Developer’s prior approval and compliance with the Indirect Source Review process. d. Strict Enforcement and Special Remedies. Each Owner, by taking title to a Lot, understands and acknowledges that compliance with the operations and uses requirements is a critical component of the TRCC-East Project and the Emission Management Program, and that Owner’s failure to comply with such requirements may cause the entire TRCC-East development to violate the air emissions requirements of the Specific Plan and VERA. Should Owner fail to comply with these requirements, Owner shall be considered in breach or default of this Declaration and, in addition to the remedies specified in Section 9.8, Declarant shall also have the special remedies specified in Section 9.11. e. Builder Covenants as to Size and Use. Builder agrees to initially construct an industrial warehouse of approximately 510,385 gross interior square feet for operation and use as a distribution facility. At full build-out the distribution facility can contain no more than 515,000 total gross interior square feet. The distribution facility shall not include a restaurant. Builder shall provide to Master Developer, when reasonably possible to do so, the final square footage of the first phase of the distribution facility. ARTICLE 6: SIGNS 6.1 Signs- In General. In addition to the signs and advertising provisions contained in Article 8 and elsewhere in the TRCC-East Declaration, the following provisions relate to specific sign issues on the Builder Property. If Builder has elected to lease a sign panel on the TRCC-East pylon sign, Builder shall be bound by Master Developer’s form of Pylon Sign Lease signed either at the Close of Escrow for the purchase of the Burdened Property or any time thereafter. 6.2 Advertising Displays. All Advertising Displays used by Builder on the Burdened Property or elsewhere within TRCC-East shall be approved in writing by Master Developer as to size, location, design and content, prior to their use, which approval shall be at Master Developer’s sole discretion. If an Advertising Display is being proposed in connection with the construction of any Improvement, it shall

- 16 - be included in the Application by Builder seeking approval for the display and considered by the Committee under the provisions of Section 6.3 of the TRCC-East Declaration. If an Advertising Display is being proposed by Builder at some other time (i.e., not in connection with the construction of any Improvement), Builder shall submit the proposed display to the Committee for its consideration. The basis for any approval shall be as set forth in Section 6.4 of the TRCC-East Declaration. Builder may, with Master Developer’s prior written consent, place street directional signs for the Lot on other property owned by Master Developer in TRCC-East. Such signs shall be comparable to street directional signs and TRCC-East project identification monuments presently existing in TRCC-East. Master Developer, for the benefit of Master Developer and other Owners in the Property, reserves the right to place on each Lot the Advertising Displays and street directional signs as are deemed reasonably necessary by Master Developer. Such right shall not be unreasonably or discriminatorily exercised by Master Developer. 6.3 Signs on Builder Property. If Builder desires to install any signs on the Builder Property, Builder shall develop and submit a site specific signage plan and submit same to Master Developer and the Committee for prior written approval. Upon receipt of written approval from Master Developer and the Committee, Builder shall obtain approval by the Local Governmental Agency. ARTICLE 7: INDEMNIFICATION 7.1 Right of Entry License and Indemnification. a. Right to Enter Builder Property. Upon 20 days written request to Master Developer and Builder (an “Entry Notice”), by Master Developer or any person to whom Master Developer shall have transferred fee title or a leasehold interest to any of the Benefited or Remaining Annexable Area adjacent to the Builder Property (“Requesting Party”), Builder, subject to the following conditions, shall permit the Requesting Party to enter upon portions of the Builder Property located within the greater of (a) 60 feet of the property line of such adjacent property or (b) 20 feet past the top of the nearest slope on the Builder Property, for purposes of making minor slope modifications and minor daylight fills to such portions of the Builder Property as may be required in order to complete the grading and development of the adjacent property (but without modifying the existing grade of the Builder Property at the top of the slope) owned by the Requesting Party (“Entry Work”). The Entry Notice shall include a statement of the specific location or locations of entry needed, a description of the type and scope of the work which Requesting Party desires to undertake on the Builder Property, and the name of a contact person with whom Builder can coordinate the details of the entry and its impact on the Builder Property. Builder will cooperate with Requesting Party to accommodate Requesting Party’s needs and schedule; provided, however, no such Entry Work shall (i) interfere with or interrupt Builder’s business operations, (ii) result in an ongoing breach of the security of Builder’s operations or the Builder Property, (iii) result in any permanent damage to the Builder Property or the Builder Improvements, or (iv) require or result in any change in design, grade, or any other aspect of the Builder Property or Builder Improvements upon completion of the work (items (i) through (iv) are referred to herein collectively as “Prohibited Results”, or individually as a “Prohibited Result”.) If Builder

- 17 - reasonably believes that Requesting Party’s Entry Work would have such a Prohibited Result, Builder and Requesting Party shall meet and confer and endeavor to agree on an alternative plan or time for the Entry Work that, as nearly as possible, allows the Entry Work to proceed in a timely manner without resulting in a Prohibited Result. Prior to the commencement of the Entry Work, Requesting Party, in cooperation with Builder, shall undertake and complete construction or installation of fencing or other security measures, in each case reasonably acceptable to Builder, to maintain the security of the Builder Improvements and the Builder’s business operations. Requesting Party shall restore the Builder Property to its condition immediately prior to the commencement of the Entry Work, and shall repair, replace or restore any Builder Improvements, or other property of Builder or Master Developer that are damaged, harmed or disturbed as a result of the Entry Work, whether same be above or below ground. Requesting Party’s obligations include compliance with all environmental rules and regulations, and the removal from the Builder Property of all Hazardous Materials or other by-products of construction. No Requesting Party shall be allowed to make modifications to any slope or other portion of the Builder Property or Builder Improvements or otherwise perform any work which materially affects the developability, marketability, use or value of, or business operations at the Builder Property or any portion thereof. b. Indemnification. The Requesting Party shall defend, indemnify and hold harmless Builder and the Builder Property from and against all Losses, arising from the activities on the Builder Property of the Requesting Party and its agents and employees, and from mechanic's, materialmen’s and other liens resulting from such conduct. All Entry Work shall be conducted in accordance with all Laws, and under valid permits, and it shall be undertaken and completed in a good and workmanlike manner, using industry standard or higher safety practices. The Requesting Party shall also, prior to entering upon any portion of the Builder Property on which the work is to be performed, deliver to Builder a certificate of liability insurance maintained by the Requesting Party having coverage in the amount of $2,000,000, with Builder, Master Developer and the additional parties listed in Section 8.3 named as additional insureds. c. Separate Right of Entry to Master Developer. Builder confirms that it has also granted to Master Developer a license to enter the Builder Property, as provided and subject to the indemnification provisions in a separate written agreement between Master Developer and Builder (or Builder’s parent company). 7.2 General Indemnification and Release. a. General Indemnification. Builder shall defend and indemnify Master Developer and its parent, subsidiary and affiliated companies, and its partners and their respective directors, officers, employees, agents, assignees, shareholders, affiliates and representatives (collectively “Indemnitees"), from and against all Losses suffered by any person or property arising from, caused by or relating to any of the following occurring at any time after Builder's possession of the Builder Property, even if prior to Recordation of title to Builder, or as a result of an act or omission by Builder or its agents and employees: (i) the ownership, use, development or sale of the Builder Property or any portion thereof; (ii) any defect in grading or defect in the design or construction of or material in any Improvement constructed on the Builder Property; (iii) the condition of the Builder Property, including a defect in soil, or in the preparation of soils or in the design and completion of grading on the Builder Property; (iv) the release or placement of any Hazardous Substance below in, on or near the soil or groundwater under the Builder Property,

- 18 - whether known or unknown; (v) any act or omission of Builder or its officers, directors, shareholder members, partners, employees, agents, representatives and affiliates ("Builder Representatives"); (vi) an accident or casualty on the Builder Property; (vii) breach of any representation or warranty contained herein by Builder or a Builder Representative; (viii) a violation or alleged violation of any Laws by Builder of a Builder Representative now or hereinafter enacted; (ix) slope erosion, sloughing or failure or subsurface geological groundwater condition on, adjacent or near the Builder Property, including the effect of such conditions on the Builder Property and Improvements constructed on the Builder Property as well as the effect of such conditions on Builder's development, use and sale of the Builder Property; (x) the application of principles of strict liability with respect to any act or omission of Builder, a Builder Representative, Master Developer or an Indemnitee in connection with the Builder Property; (xi) any other cause whatsoever in connection with the Builder Property, Builder's use of the Builder Property or any other property or Builder's performance under this Declaration or the Development Documents; and (xii) the negligence or willful misconduct, including without limitation the breach of any representations or warranties in this Declaration or the Development Documents by Builder or a Builder Representative in the development, construction, grading or other work performed on or off the Builder Property by Builder or a Builder Representative or otherwise in connection with the development of the Builder Project or any defect in such work. However, nothing in this Section 7.2.a shall operate to relieve Master Developer or an Indemnitee from any losses found by a court of competent jurisdiction to have been caused by the negligence or willful misconduct of Master Developer or an Indemnitee. b. General Release. As a material consideration to Master Developer in selling the Builder Property to Builder, Builder releases Master Developer and the Indemnitees from, and waives on its behalf, and on behalf of its successors and assigns, all claims, demands and causes of action against Master Developer and the Indemnitees for all Losses related to the Builder Property. These release and waiver provisions (i) shall apply to any claim or action brought by a private party or by a Governmental Authority, or under Laws now or hereinafter in effect; (ii) are intended to apply to Losses occurring at any time after Builder's possession of the Builder Property, even if prior to Recordation of title to Builder, and to Losses occurring before or after the conveyance of the Builder Property by Builder to a Person, Builder being obligated to obtain defend/indemnification agreements with that Person; and (iii) are intended to apply to Losses incurred by Master Developer or an Indemnitee or their respective property as well as by Builder or any third parties and their property. c. Specific Release of Claims Against Master Developer. With respect to design, construction methods, materials, locations and other matters for which Master Developer has given or will give its approval, recommendation or other direction, these release/waiver and defend/indemnifications provisions shall apply whether or not Master Developer gave approval, recommendation or other direction. However, nothing in this Section 7.2.c shall operate to relieve Master Developer or an Indemnitee from any losses found by a court of competent jurisdiction to have been caused by the negligence or willful misconduct of Master Developer or an Indemnitee. d. Acknowledgement of Civil Code Section 1542. Builder acknowledges that it has been advised by its legal counsel and is familiar with the provisions of California Civil Section 1542, and Builder expressly waives any right it may have under Civil Code Section 1542 and under any other statute or common law legal principle of similar effect. Section 1542 provides as follows:

- 19 - A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known to him or her, would have materially affected his or her settlement with the debtor or released party. Master Developer’s Initials: _____ Builder’s Initials: _____ e. Limited Exception to Release for Construction Disputes. Builder may, in its sole discretion, maintain a lawsuit or other action against consultants, experts, contractors or design professionals hired by Master Developer in connection with work performed on the Builder Property under a written contract ("Construction Entities") to obtain damages for Losses suffered as a result of Builder's indemnification and release of Master Developer, to the extent caused by the Construction Entities. In that regard, to the extent it possesses and may assign same, Master Developer nonexclusively assigns its rights and interests in and to any relevant contracts or subcontracts, for the limited purposes stated herein, without any obligation by Master Developer to participate in such lawsuit or action, as a party or otherwise, and without any responsibility, warranty, representation or liability for any outcome or damages awarded. 7.3 Handling of Hazardous Substances; Environmental Indemnification. a.Definitions. i. Environmental Laws. All present and future federal, state or local laws (whether common law, statute, rule, regulation or otherwise), permits, orders and any other requirements of the Local Governmental Agency relating to the environment or to any Hazardous Substance or Hazardous Substance Activity, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) as amended from time to time, and the applicable provisions of the California Health and Safety Code and California Water Code. ii. Hazardous Substance. Any (i) chemical, compound, material, mixture or substance that is now or hereinafter defined or listed in, or otherwise classified pursuant to any Environmental Law as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste," "infectious waste," "toxic waste," "toxic pollutant," or any other formulation intended to define, list or classify substances by reason of deleterious properties or affect and (ii) petroleum, petroleum by-products and refined products, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas in such synthetic gas), ash, municipal solid waste steam, drilling fluids, produced waters and other wastes associated with the exploration, development and production of crude oil, natural gas or geothermal resources. iii. Hazardous Substance Activity. Any actual, proposed or threatened storage, use, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation

- 20 - of any Hazardous Substance from, under, onto or on the Builder Property or surrounding property. However, the use, installation, storage and maintenance by Builder in compliance with all Laws and in quantities reasonably necessary or normally used in the development of real property as contemplated in the Development Documents, shall not be considered a Hazardous Substance Activity. iv. Hazardous Substance Claims. Any and all enforcement, investigation, cleanup, removal or other governmental or regulatory notices, actions or orders threatened, instituted or completed pursuant to any Environmental Law, together with all claims made or threatened by any third party against Builder, Master Developer, an Indemnitee or the Builder Property, relating to damage, construction, cost, recovery, compensation, loss or injury resulting from any Hazardous Substance. b. No Hazardous Wastes. Builder shall not engage in any Hazardous Substance Activity or allow Builder Representatives or any other parties directly or indirectly employed by Builder or Builder Representatives or reasonably under their control to do so in violation of any Environmental Law. Builder shall keep and maintain and cause Builder Representatives to keep and maintain the Builder Property in compliance with, and Builder shall not cause or permit the Builder Property to be in violation of, Environmental Law. Neither Builder nor a Builder Representative shall conduct any activity on the Builder Property or allow the Builder Property to be in violation of any Environmental Law. c. Notice to Master Developer. Builder shall immediately give Master Developer written notice of (i) any Hazardous Substance Activity on the Builder Property (whether permitted or not permitted hereunder) and all Hazardous Substance Claims against Builder or the Builder Property; (ii) any remedial action taken by Builder in response to any Hazardous Substances, on or under the Builder Property or any Hazardous Substance Claim; (iii) Builder's discovery of any occurrence or condition on the Builder Property that could cause the Builder Property to be subject to any restrictions on the ownership, occupancy, transferability or use of the Builder Property under any Environmental Law; and (iv) Builder's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Builder Property that could cause the Builder Property or any part thereof to be classified as a "border zone property" under the provisions of California Health and Safety Code Sections 25220 et seq., or any regulation adopted in accordance therewith, or to otherwise be subject to any restrictions on the ownership, occupancy, transferability or use of the Builder Property under any Environmental Law. Builder shall immediately provide Master Developer with copies of all communications with federal, state and local governments or agencies relating to Hazardous Substance Claims. d. Remedial Work. If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature ("Remedial Work") is required under any Environmental Law, judicial order, or by any Governmental Authority in response to any Hazardous Substance Claims because of, or in connection with, the breach by Builder of any of its obligations in the Development Documents or the current or future presence, suspected presence, threatened or existing release or suspected release of Hazardous Substances in or into the air, soil, groundwater, surface water or soil vapor at, on, under or about the Builder Property, or the transportation of a Hazardous Substance through or from the Builder Property, Builder shall,

- 21 - within the time period as may be required under Laws, commence to perform or caused to be commenced, and thereafter diligently prosecute to completion, all Remedial Work on any portion of the Builder Property. If Builder at any time defaults in or fails to perform any of its obligations respecting Hazardous Substances, Master Developer shall have the right, but not the obligation, without limiting any of its other rights, upon 20 days written notice to Builder, to cure any such default, Builder shall pay to Master Developer, immediately upon demand 110% of all costs and expenses incurred by Master Developer in connection therewith, including without limitation attorneys' fees and court costs, which amount shall bear interest at the rate of 10% per annum from the date due until paid. e. Hazardous Substance Indemnification. Without limiting the generality of any other provision of the Development Documents, Builder shall defend and indemnify Master Developer, the Indemnitees and their respective property from and against all Losses, including cleanup costs, damages, any consequential damages, liability, deficiency, fine, penalty, punitive damage or expenses, technical consultant fees and attorneys' fees ("Environmental Losses") directly or indirectly resulting from, arising out of or based upon any of the following occurring after conveyance of the Builder Property to Builder: (i) the release, use, generation, discharge, storage or disposal of any Hazardous Substance to, on or in or from the Builder Property, or any residual contamination therefrom affecting any natural resource or the environment; (ii) the violation or alleged violation of Builder or Builder Representative of any statute, ordinance, order, rule, regulation, permit, judgment or license relating to the use, generation, release, discharge, storage or disposal or transportation of any Hazardous Substance, in, on, under or about, to or from the Builder Property; or (iii) any breach of any agreements and obligations of Builder under the Development Documents regarding Hazardous Substances. These release/waiver and defend/indemnification provisions shall include without limitation any damage, liability, fine, penalty, punitive damage, costs, including the costs of responding to any governmental process or administrative proceeding, or expense arising from or out of any claim, action, suit or proceeding for personal injury, including sickness, disease or death, tangible or intangible property damage, compensation for lost wages, business income, profits or economic loss, damage to the natural resources or the environment, nuisance, pollution, contamination, leak, spill, release or other adverse affect upon the environment. However, nothing in this Section 7.3.e shall operate to relieve Master Developer or an Indemnitee from any Environmental Losses found by a court of competent jurisdiction to have been caused solely by the negligence or willful misconduct of Master Developer or an Indemnitee. f. Survival of Covenants. All of Builder's release/waiver and defend/indemnification agreements in any of the Development Documents, including without limitation the covenants in this Article 7, shall survive the conveyance of all or any of the Builder Property and shall be binding on Builder until the last to occur of (i) such date as action against Master Developer is absolutely barred by the applicable statute of limitations or (ii) such date as any claim or action for which indemnification may be claimed under this Article 7 is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by Builder, and Master Developer is reimbursed by Builder for any amounts paid by Master Developer in compromise thereof, or upon a judgment or award thereon and in defense of such action or claim, including attorneys' fees and costs. Neither payment nor a finding of liability or of any obligation to defend shall be a condition precedent to the enforcement of any indemnity or duty to defend provision herein or elsewhere in any Development Document, and if any action or proceeding shall

- 22 - be brought against an Indemnitee alleging any fact or circumstance for which Builder is to provide indemnification, Builder, upon notice from Master Developer, shall defend the same at Builder's sole cost by counsel approved in writing by Master Developer. As to its obligations hereunder, Builder waives the pleading or defense of any statute of limitations. ARTICLE 8: ENFORCEMENT OF RESTRICTIONS; MASTER DEVELOPER REMEDIES 8.1 Right of Enforcement. Subject to California Civil Code Sections 1354 and 1375, the Association, the successors in interest of the Association, any Owner, and Master Developer (so long as Master Developer owns a Lot in TRCC-East or the Remaining Annexable Area), may enforce any of the provisions of the Restrictions against any portion of TRCC-East which is in noncompliance, and against each Builder, the Association or any other Person or other Builder responsible for the noncompliance. The enforcement right shall include proceedings for damages, as well as proceedings to enjoin any violation of the Restrictions. Notwithstanding anything contained herein to the contrary, the right to administer and enforce the covenants and restrictions set forth in Article 2, Article 4 and Article 5 shall belong solely to Master Developer. 8.2 Reserved. 8.3 Violation of Law. Any violation of any state, municipal or local law, ordinance or regulation pertaining to the ownership, occupation or use of any of TRCC-East is deemed a per se violation of the Restrictions and subject to all of the enforcement procedures set forth in the Restrictions. 8.4 Remedies Cumulative. Each remedy provided under the Restrictions is cumulative and not exclusive. 8.5 No Waiver. Failure to enforce any provision of the Restrictions does not waive the right to enforce that provision or any other provision thereof. 8.6 Breach. Any breach by Builder of this Declaration is governed by this Declaration. Any breach by Builder of the TRCC-East Declaration is governed by the TRCC-East Declaration. 8.7 Inspection. Master Developer or its authorized representative may from time to time, at any reasonable hours, enter upon and inspect the Builder Property and the Improvements to ascertain compliance with the Development Documents, in particular this Declaration. In exercising its rights under this Section 8.7 Master Developer shall not unreasonably interfere with the rights or lawful activities on the Builder Property of Builder or any of Builder’s employees, agents, contractors or subcontractors. 8.8 Default and General Remedies. If Builder breaches, violates or fails to perform or satisfy any of the terms of this Declaration or the Development Documents ("Default"), which Default has not been cured within 10 days after

- 23 - written notice to Builder and to Builder's lender of record (if such lender has requested in writing to Master Developer that such notice be provided) from Master Developer to do so, Master Developer, at its sole option and discretion, may enforce any one or more of the remedies specified in Sections 9.8, 9.9, 9.10 and 9.11, or any other rights or remedies to which Master Developer may be entitled by law or equity, whether or not set forth herein. If, however, the Default is of a type which cannot reasonably be cured within 10 days, Master Developer shall withhold action against Builder so long as Master Developer continues to receive evidence that Builder (i) has commenced the curative process immediately upon notice and (ii) continues to diligently pursue the curing of the Default. The 10-day grace period shall not apply to payment under any of the other Development Documents or for obligations specified in this Declaration that include separate grace periods. 8.9 Damages. Master Developer may bring a suit for damages for any compensable breach of or non-compliance with any of the terms of this Declaration, or a suit for declaratory relief to determine the enforceability of any of the terms of this Declaration. 8.10 Equity. Builder acknowledges that a Default under this Declaration or the other Development Documents may cause Master Developer to suffer material injury or damage not compensable in money and that Master Developer shall be entitled to bring an action in equity or otherwise for specific performance to enforce compliance with the terms of this Declaration, or bring an action for an injunction to enjoin the continuance of any such breach or Default. 8.11 Special Remedies for Violation of Emissions Management Program. Builder understands and acknowledges that (i) compliance with the operations and uses requirements of this Declaration is a critical component of the TRCC-East Project and the Emissions Management Program and (ii) compliance with the operations and uses requirements of this Declaration and Builder Covenants entered into by Other Builders is important to Master Developer and all Owners, lessees and occupants of TRCC-East since those provisions premitigate air emissions for certain modeled and planned stationary sources, if the Parties remain in strict compliance with the Emissions Management Program . If the Emissions Management Program is not complied with, special and speedy remedies must be enforced in order to preserve the benefits for Master Developer and all Owners, lessees and occupants of TRCC-East. Therefore, the following special remedies are essential and are specifically read, understood and agreed to by Builder. a. Default and Cure Period. If Master Developer determines that Builder has violated any provision of the Emissions Management Program, Master Developer shall give a two business day written notice to Builder, stating the nature of the violation. If Builder has not cured, or commenced to cure, within that two business day period, Master Developer may exercise the special remedies specified in Section 9.11.b, in addition to any other remedies allowed by law or in equity, or otherwise provided in this Declaration.

- 24 - b. Special Remedies and Appeal. In light of the critical nature of the need to assure and enforce compliance with the Emissions Management Program, as an important benefit to doing business within TRCC-East, Master Developer shall have right, in its sole discretion, to exercise any or all of the following special remedies: i. Upon written demand by Master Developer, Builder shall cease and desist construction or operation of facilities on the Builder Property, within 48 hours, until the additional impacts of the construction or use have been mitigated to the satisfaction of the SJVAPCD, the County and to the sole satisfaction of Master Developer. ii. If Builder fails to comply with the cease and desist demand within the 48-hour period, Master Developer may enter onto the Builder Property and shall have the authority to order contractors, subcontractors and other laborers to cease and desist construction, and shall be authorized to take such other actions as may be reasonably necessary to cure any violations of the Emissions Management Program, and charge the costs of the self-help action, including attorneys’ fees and costs, back to Builder, until the additional impacts of the construction or use have been mitigated to the satisfaction of the SJVAPCD, the County and to the sole satisfaction of Master Developer. iii. If Builder fails to comply with the cease and desist demand within the 48-hour period, or resists the exercise of Master Developer’s self-help rights, by force or judicial action, and Builder has not taken corrective action to the sole satisfaction of Master Developer within 30 days after the date of Master Developer’s demand, Master Developer may assess a fee in the amount of $3,000 per day that Builder has failed to take the required corrective action, which the Parties have determined is a reasonable estimate of the additional administrative costs which would be incurred by Master Developer in such event. Such fee shall be in addition to other remedies available to Master Developer hereunder, and shall not preclude Master Developer from exercising any other remedies which are available to it. ARTICLE 9: TERM 9.1 Term. This Declaration shall continue in full force and effect and shall be binding upon all of the Builder Property and all persons or entities acquiring any interest in the Builder Property until the earlier to occur of (i) 99 years following the date of Recordation of this Declaration or (ii) the date on which Master Developer no longer owns or leases all or any portion of the Builder Project. Master Developer may, however, release any portion of the Builder Property from this Declaration in its sole discretion at any time for any reason without the approval of Builder or any Other Builder.

- 25 - ARTICLE 10: MISCELLANEOUS 10.1 Termination. Subject to Section 9.1, this Declaration may be validly terminated only by recordation of a proper instrument duly executed and acknowledged by Master Developer and Builder. 10.2 Amendment. This Declaration may be validly amended, modified or extended only by recordation of a proper instrument to that effect duly executed and acknowledged by Master Developer and Builder. 10.3 Assignment. a. By Master Developer. Master Developer may assign its rights and duties at any time without the consent of Builder, but only to a person or entity to whom Master Develop may transfer all or any part of TRCC-East. b. By Builder. Builder may assign its rights and duties at any time without the consent of Master Developer, but only to a person or entity to whom Builder may transfer all or any part of the Builder Property, but subject to any applicable restrictions on transfer contained in the Development Documents. 10.4 Binding Effect; Burdened Property. It is the intent of the Parties that the covenants, conditions, restrictions and agreements imposed by this Declaration shall encumber and burden only the Burdened Property and shall not in any manner burden or be binding upon the Benefited Property or the Remaining Annexable Area, but shall inure to the benefit of and be enforceable by Master Developer or its successor under Article 9 as the owner of the Benefited Property or the Remaining Annexable Area. The terms and conditions of this Declaration shall run and pass with each and every portion of the Burdened Property and shall be binding upon Builder, its successive owners and assigns, and shall benefit the Benefited Property and the Remaining Annexable Area. Every person or entity who now or hereafter owns or acquires any right, title or interest in or to any portion of the Burdened Property is and shall be conclusively deemed to have consented and agreed to every restriction, provision, covenant, condition, right and limitation contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person or entity acquired an interest in the Burdened Property. If fee title to any portion of the Benefited Property is conveyed by Master Developer to a third party ("Transferred Parcel"), this Declaration shall cease to benefit the Transferred Parcel unless the grant deed conveying the Transferred Parcel or a separate recorded document executed by Master Developer expressly assigns to the grantee of the Transferred Parcel the benefits of this Declaration, which runs with the Transferred Parcel by specific reference to this Declaration. Master Developer may make such assignment as to all or a portion of Master Developer's rights under this Declaration. Any merger of Master Developer with or into another entity or the acquisition of all or any portion of the equity in Master Developer by a third party

- 26 - will not be deemed a conveyance of the Benefited Property triggering the applicability of this Section 10.4. 10.5 [Reserved] 10.6 Mortgagee-Beneficiary Protection. All provisions of Section 19.6 of the TRCC-East Declaration, regarding Mortgagee Protection, shall apply to Mortgagees of the Builder Property. 10.7 Notices. a. All notices, consents, waivers, demands, requests or other instruments or communications provided for under this Declaration or by law to be served on or to be given to either Master Developer, Builder or any Owner (“Notice”) shall be in writing, signed by the party giving the Notice, and shall be given either by (i) personal delivery, (ii) depositing in the United States mail, certified, with return receipt requested, postage prepaid, (iii) e-mail, or (iv) sending by reliable overnight mail service, fees prepaid, and addressed as follows: Master Developer: Tejon Industrial Corp. Attn: Derek C. Abbott, Executive Vice President, Real Estate 4436 Lebec Road Lebec, California 93243 Phone No.: (661) 663-4207 E-Mail: dabbott@tejonranch.com With a copy to: Tejon Industrial Corp Attn: General Counsel 4436 Lebec Road Lebec, California 93243 Phone No.: (661) 248-3000 Builder: TRC-DP 1 Owner, LLC Attn: Brett Dedeaux and Matt Evans c/o Dedeaux Properties 1222 6th Street Santa Monica, California 90401 E-Mail: brettd@dedeauxproperties.com; matte@dedeauxproperties.com b. Either Party may, by Notice to the other, designate a change in or different address. c. If a Notice shall be sent by certified mail, it shall be deemed to have been effectively served or delivered 72 hours following the deposit of the Notice in the United States mail in the manner set forth above. If a Notice shall be sent by e-mail, it shall be deemed to have delivered

- 27 - upon electronic confirmation of transmission. However, if the e-mail is sent on a weekend or holiday or after 5:00 p.m. on a weekday, it shall be deemed to have been received at 8:00 a.m. on the immediately following business day. 10.8 Waiver; Invalidity. a.Waiver. No waiver by Master Developer of a Default of any of the terms of this Declaration by Builder and no delay or failure to enforce any of the terms of this Declaration shall be a waiver of or shall affect a Default other than as specified in such waiver. The consent or approval by Master Developer to or of any act by Builder requiring Master Developer's consent or approval shall not be deemed to waive or render unnecessary Master Developer's consent or approval to or of any subsequent similar acts by Builder. The accrual of interest on amounts due Master Developer hereunder shall not waive any default by Builder which resulted in the expenditure of any amount by Master Developer. b. Invalidity. If any provision of this Declaration shall be adjudged by a court of competent jurisdiction to be void, invalid, illegal or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Declaration, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of this Declaration as a whole, but only to the extent that the application or enforcement of such remaining provisions would not be inconsistent with the intent and purposes of this Declaration. 10.9 Interpretation. a.Restrictions Construed Together. The Restrictions shall be liberally construed to effectuate the fundamental concepts of TRCC-East as set forth in the Recitals. The Restrictions shall be interpreted so as to be consistent with Laws, including Laws of a Local Governmental Agency. The Restrictions shall be construed and governed by the Laws, including Laws of the State of California. b. Restrictions Severable. Each provision of the Restrictions is independent and severable, and the invalidity or partial invalidity of any provision or portion shall not affect the validity or enforceability of any other provision. c. Singular Includes Plural. Unless the context requires a contrary construction, the singular shall include the plural and the plural the singular; and the masculine, feminine or neuter shall each include the masculine, feminine and neuter. d. Captions. All captions and titles in this Declaration are solely for convenience of reference and do not in any way limit or amplify the scope or intent of the provisions of this Declaration. e. Time Periods. Except as otherwise expressly provided herein, any reference in this Declaration to time for performance of obligations or to elapsed time means consecutive calendar days, months, or years, as applicable.

- 28 - f. Time of Essence. Time is of the essence of each provision of this Declaration of which time is an element. Any reference in this Declaration to time for performance of obligations or to elapsed time shall mean consecutive calendar days, months or years, as applicable, unless otherwise expressly stated. 10.10 No Public Right of Dedication. Nothing in this Declaration is a gift or dedication of all or any part of TRCC-East to the public, or for any public use. 10.11 Disclosure. Every Person who owns, occupies or acquires any right, title, estate or interest in or to the Builder Property agrees to every limitation, restriction, easement, reservation, condition and covenant contained herein, whether or not any reference to this Declaration is contained in the instrument by which the Person acquired an interest in the Builder Property. 10.12 Reserved. 10.13 No Representations or Warranties. No representations or warranties of any kind, express or implied, have been given or made by Master Developer or its agents or employees in connection with the Builder Property or any portion of the Builder Property, or any Improvement thereon, its physical conditions, zoning, compliance with applicable laws, fitness for intended use, or in connection with the subdivision, sale, operation, maintenance, cost of maintenance, taxes or regulation thereof, except as specifically and expressly set forth in this Declaration. 10.14 Priorities and Inconsistencies. If there are conflicts or inconsistencies between this Declaration and either the Articles or the Bylaws, the terms and provisions of this Declaration shall prevail. In addition, if there are any conflicts or inconsistencies between this Declaration or any of the Restrictions, and any Recorded Restrictions, specifically including this Declaration, executed by an Owner and Master Developer in connection with the sale of any property in TRCC- East to the Owner, as between Master Developer and Builder, the terms and provisions of the Recorded Restrictions, specifically this Declaration, shall control. 10.15 Media Advertising/Property Logo. Builder shall not publish, use or otherwise display the names “Tejon Ranch Commerce Center,” “TRCC,” “Tejon Industrial Complex,” “TIC,” “Tejon,” “El Tejon,” “Tejon Ranch” or use the Tejon, the Tejon Ranch, the Tejon Ranch Commerce Center or the Tejon Industrial Complex brand, logo or symbol, except with Master Developer’s prior written approval. [SIGNATURES FOLLOW ON NEXT PAGE]

Master Developer and Builder have executed this Declaration as of the Effective Date. MASTER DEVELOPER: TEJON INDUSTRIAL CORP., a California corporation By __________________________ Name: _____________________________ Title: _______________________________ By __________________________ Name: ____________________________ Title: _____________________________

BUILDER: TRC-DP 1 Owner, LLC a Delaware limited liability company By: DP NOJET, LLC, a Delaware limited liability company Its: Member By: Name: Its:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF CALIFORNIA COUNTY OF KERN ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal) STATE OF CALIFORNIA COUNTY OF KERN ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF CALIFORNIA COUNTY OF LOS ANGELES ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal) STATE OF CALIFORNIA COUNTY OF KERN ) ) ss. ) On _______________________________, 2026, before me, ___________________________, Notary Public in and for said state, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature _______________________(Seal)

EXHIBIT A

Builder Property / Burdened Property Map


EXHIBIT A
BUILDER PROPERTY / BURDENED PROPERTY MAP
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
76 TRAILER STALLS
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
DEL ORO DR
PROPERTY LINE & CL
75 TRAILER STALLS
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
PROJECT LOCATION
VICINITY MAP
NOT TO SCALE
LEGEND
N

EXHIBIT A
- 1 -

EXHIBIT B - 1 - EXHIBIT B Builder Property / Burdened Property Legal Description THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19’18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19’18” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49’48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10’12” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (III) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER

EXHIBIT B - 2 - SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (III) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS

EXHIBIT C Benefitted Property Map Sec Sec 25 30 Sec Sec 29 28 PM 9974 R A = a PM : i 9974 fy ; - PM 10915-A a 3 3 ai} % ? 3 Sec SW Sec 3 P Sec Sec 36 mW 34 8 32 33 aw 1 6 f 4 2| 3 z\31 Sr Bl opm a i Bl sora ¢ i 3 LAVAL|ROAD T41N | PM 3338 LOT 4, PM 3338 TION Sec Sec Sec 1 4 Sec Sec Sec 12 8 9 BL TEION TEJON RANCH COMMERCE CENTER - EAST fe =INDUSTRIAL PTN OF SEC 30 & 31, T.41N., R. 19 W., g. CORPORATION AND PTN OF SEC 5, 6 & 8, T.10N., R. 19 W., S.B.B. & M. XQ, 7 lach = 2,000 feet COUNTY OF KERN, CALIFORNIA THIS MAP IS PROVIDED FOR ILLUSTRATION PURPOSES ONLY EXHIBIT C -l- HIBIT 1 - HIBIT enefi ted roperty ap

EXHIBIT D Benefitted Property Legal Description Parcel 4 of Parcel Map No. 3338, recorded on January 7, 1977 in Book 17, Page 78 of Parcel Maps, in the Official Records of Cent County, California. Parcels | and 2 of Parcel Map No. 6751, recorded on May 24, 1953 in Boom 29, Page 125 of Parcel Maps, in the Official Records of Kern County, California. Parcels 30, 31 and 32 of Parcel Map No. 9974, recorded on November 24, 1993 in Book 46, Page 4 of Parcel Maps, in the Official Records of Kern County, California. Parcels | through 10 of Parcel Map No. 10915-A, recorded on July 9, 2005 in Book 56, Page 136 of Parcel Maps, in the Official Records of Kern County, California. Parcels 13 of Parcel Map No. 10915-B, recorded on November 18, 2008 in Book 57, Page 17 of Parcel Maps, in the Official Records of Kern County, California. Parcel “A” through “D” of Parcel Map Waiver No. 4-18 per Certificate of Compliance recorded on February 19, 2019, as document No. 219017869 in the Official Records of Kern County, California. Parcel “1”, “2” and “3” of Lot Line Adjustment per Certificate of Compliance recorded on May 28, 2021 as document No.221101598 in the Official Records of Kern County, California. That remaining portion of land lying within fractional Section 31, Township 11 North, Range 19 West, S.B.B&M., in the unincorporated area of the County of Kern, State of California, according to the official plat thereof and as shown on Record of Survey Map filed in Book 10, Page 46 of Record of Surveys, recorded on Apri! 15, 1970, lying easterly of the easterly line of Interstate No.5. Excepting therefrom any portion lying within the “Rose Station” parcel as described in Book 6570, Page 273, in the Official Records of Kern County, California. Also excepting therefrom that portion granted to the State of California for highway purposes. EXHIBIT D -l- HIBIT 1 - HIBIT enefi ted roperty egal escription

EXHIBIT E

Maintenance Property Map



EXHIBIT B
MAINTENANCE PROPERTY MAP
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
76 TRAILER STALLS
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
75 TRAILER STALLS
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
DEL ORO DR
PROPERTY LINE & CL
PROJECT LOCATION
CALIFORNIA AQUEDUCT
VICINITY MAP
NOT TO SCALE
N
LEGEND
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE

EXHIBIT E
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EXHIBIT F

Development Plan


EXHIBIT C
DEVELOPMENT PLAN
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
76 TRAILER STALLS
FUTURE RAMP
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
FUTURE A1 DEVELOPMENT
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
DEL ORO DR
R/W
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
50 DOCK HIGH DOORS
FUTURE RAMP
FUTURE RAMP
75 TRAILER STALLS
PROPERTY LINE & CL
R/W
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
PROPERTY LINE & CL
N
PROJECT LOCATION
VICINITY MAP
NOT TO SCALE
N
LEGEND
LINE TYPES
DESCRIPTION
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE

EXHIBIT F
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EXHIBIT G

Master Grading Plan



EXHIBIT D
MASTER GRADING PLAN
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
PROPERTY LINE
FUTURE A1 DEVELOPMENT
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
DEL ORO DR
PROPERTY LINE & CL
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
VICINITY MAP
NOT TO SCALE
PROJECT LOCATION
LEGEND
LINE TYPES
DESCRIPTION
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE

EXHIBIT G
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EXHIBIT H

Master Utility Connection Plan


EXHIBIT E
MASTER UTILITY CONNECTION PLAN
SANTA DOLORES DR
SANTA RAMONA DR
DEL ORO DR
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
PROP. 24" HDPE SD
PROP. 12" PVC SD
PROP. 8" PVC FW
PROP. 6" PVC SS
PROP. 15" PVC SD
PROP. 12" HDPE SD
VICINITY MAP
NOT TO SCALE
PROJECT LOCATION
CALIFORNIA AQUEDUCT
LEGEND
LINE TYPES
DESCRIPTION
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE
ALL STREET UTILITIES WILL STUBOUT TO BACK OF RIGHT-OF-WAY FOR ON-SITE CONNECTIONS ONLY PG&E AND ATT MAY REQUIRE AN ON-SITE EASEMENT.

EXHIBIT H
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EXHIBIT I

Master Site Plan



EXHIBIT F
MASTER SITE PLAN
SANTA DOLORES DR
PROPERTY LINE & CL
90' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
76 TRAILER STALLS
FUTURE RAMP
FUTURE RAMP
50 DOCK HIGH DOORS
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
PROPERTY LINE
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
45' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
R/W
DEL ORO DR
PROPERTY LINE & CL
FUTURE OFFICE +/- 5160 S.F.
FUTURE OFFICE +/- 5160 S.F.
50 DOCK HIGH DOORS
FUTURE RAMP
FUTURE RAMP
75 TRAILER STALLS
R/W
79' IRREVOCABLE OFFER OF DEDICATION PER PARCEL MAP NO. 12519
SANTA RAMONA DR
PROPERTY LINE & CL
N
PROJECT LOCATION
VICINITY MAP
NOT TO SCALE
N
LEGEND
LINE TYPES
DESCRIPTION
EXISTING STORM DRAIN
EXISTING SANITARY SEWER
EXISTING WATER
EXISTING RECLAIMED WATER
PROPOSED STORM DRAIN
PROPOSED SANITARY SEWER
PROPOSED WATER
PROPOSED FIRE WATER
PROPOSED RECLAIMED WATER
PROPOSED TELECOM
PROPOSED ELECTRICAL
PROPOSED FENCE

EXHIBIT I
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EXHIBIT J

Master Easement Map


EXHIBIT G
MASTER EASEMENT MAP
SANTA DOLORES DR
SANTA RAMONA DR
DEL ORO DR
FUTURE A1 DEVELOPMENT
BLDG. 1B
510,385 S.F.
264 PARKING STALL PROVIDED
SITE AREA: +/- 1,070,654 S.F. (24.57 AC)
LOT COVERAGE: 47.67%
ABANDONED OIL WELL R.S.T. 88-30
VICINITY MAP
PROJECT LOCATION
LEGEND
Drawing Name: P:\TITEJN\INDS0002\04CAD\SHEETS\EC\LOT 1 GRADING\PRECISE BLDG 1B\COVENANT EXHIBITS\EC-001-TEJN\INDS0002-1B-EX.dwg Tab Name: EXHIBIT G (2)
Last Opened: May 14, 2025 - 11:13am by: Eb

EXHIBIT J
- 1 -

EXHIBIT K Tejon Industrial Complex-East Specific Plan TEJON INDUSTRIAL COMPLEX-EAST SPECIFIC PLAN KERN COUNTY, CALIFORNIA SPECIFIC PLAN October 2005 Adopted by Board of Supervisors: Prepared for: MR, JOSEPH E, DREW VICE PRESIDENT — REAL ESTATE TEJON RANCH COMPANY (661) 248-3000 & COUNTY OF KERN PLANNING DEPARTMENT 2700 “M" STREET, SUITE 100 BAKERSFIELD, CALIFORNIA 93301 (661) 862-8600 Prepared by: RGP PLANNING & DEVELOPMENT SERVICES In Association with: NOSSAMAN, GUNTHER, KNOX & ELLIOTT, LLP EXHIBIT K -|- HIBIT 1 - HIBIT ejon ustrial o plex-East ecific l n

EXHIBIT "D" PRO FORMA TITLE POLICY [See Attached] [To be provided by Tejon and should reflect the Deed and the Builder Covenants to be prepared by Tejon and recorded upon the Closing] W W 4864-6332-3090.10 EXHIBIT "D 373745.00010/10-10-24/pdo/agt -|-

72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Chicago Title Insurance Company POLICY NO.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 PRO FORMA ALTA OWNER’S POLICY OF TITLE INSURANCE Issued by Chicago Title Insurance Company This policy, when issued by the Company with a Policy Number and the Date of Policy, is valid even if this policy or any endorsement to this policy is issued electronically or lacks any signature. Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Condition 17. COVERED RISKS SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, Chicago Title Insurance Company, a Florida corporation (the “Company”), insures as of the Date of Policy and, to the extent stated in Covered Risks 9 and 10, after the Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of: 1. The Title being vested other than as stated in Schedule A. 2. Any defect in or lien or encumbrance on the Title. Covered Risk 2 includes, but is not limited to, insurance against loss from: a. a defect in the Title caused by: i. forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation; ii. the failure of a person or Entity to have authorized a transfer or conveyance; iii. a document affecting the Title not properly authorized, created, executed, witnessed, sealed, acknowledged, notarized (including by remote online notarization), or delivered; iv. a failure to perform those acts necessary to create a document by electronic means authorized by law; v. a document executed under a falsified, expired, or otherwise invalid power of attorney; vi. a document not properly filed, recorded, or indexed in the Public Records, including the failure to have performed those acts by electronic means authorized by law; vii. a defective judicial or administrative proceeding; or viii. the repudiation of an electronic signature by a person that executed a document because the electronic signature on the document was not valid under applicable electronic transactions law. b. the lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid. c. the effect on the Title of an encumbrance, violation, variation, adverse circumstance, boundary line overlap, or encroachment (including an encroachment of an improvement across the boundary lines of the Land), but only if the encumbrance, violation, variation, adverse circumstance, boundary line overlap, or encroachment would have been disclosed by an accurate and complete land title survey of the Land. 3. Unmarketable Title. 4. No right of access to and from the Land. 5. A violation or enforcement of a law, ordinance, permit, or governmental regulation (including those relating to building and zoning), but only to the extent of the violation or enforcement described by the enforcing governmental authority in an Enforcement Notice that identifies a restriction, regulation, or prohibition relating to: a. the occupancy, use, or enjoyment of the Land; b. the character, dimensions, or location of an improvement on the Land; c. the subdivision of the Land; or d. environmental remediation or protection on the Land. 6. An enforcement of a governmental forfeiture, police, regulatory, or national security power, but only to the extent of the enforcement described by the enforcing governmental authority in an Enforcement Notice. 7. An exercise of the power of eminent domain, but only to the extent: a. of the exercise described in an Enforcement Notice; or b. the taking occurred and is binding on a purchaser for value without Knowledge.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 2 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 8. An enforcement of a PACA-PSA Trust, but only to the extent of the enforcement described in an Enforcement Notice. 9. The Title being vested other than as stated in Schedule A or being defective or a court order providing an alternative remedy: a. resulting from the avoidance, in whole or in part, of any transfer of all or any part of the Title to the Land or any interest in the Land occurring prior to the transaction vesting the Title because that prior transfer constituted: i. a fraudulent conveyance, fraudulent transfer, or preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights law; or ii. a voidable transfer under the Uniform Voidable Transactions Act; or b. because the instrument vesting the Title constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights law by reason of the failure: i. to timely record the instrument vesting the Title in the Public Records after execution and delivery of the instrument to the Insured; or ii. of the recording of the instrument vesting the Title in the Public Records to impart notice of its existence to a purchaser for value or to a judgment or lien creditor. 10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to the Date of Policy and prior to the recording of the deed or other instrument vesting the Title in the Public Records. DEFENSE OF COVERED CLAIMS The Company will also pay the costs, attorneys’ fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions. Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 3 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. EXCLUSIONS FROM COVERAGE The following matters are excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys’ fees, or expenses that arise by reason of: 1. a. any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) that restricts, regulates, prohibits, or relates to: i. the occupancy, use, or enjoyment of the Land; ii. the character, dimensions, or location of any improvement on the Land; iii. the subdivision of land; or iv. environmental remediation or protection. b. any governmental forfeiture, police, regulatory, or national security power. c. the effect of a violation or enforcement of any matter excluded under Exclusion 1.a. or 1.b. Exclusion 1 does not modify or limit the coverage provided under Covered Risk 5 or 6. 2. Any power of eminent domain. Exclusion 2 does not modify or limit the coverage provided under Covered Risk 7. 3. Any defect, lien, encumbrance, adverse claim, or other matter: a. created, suffered, assumed, or agreed to by the Insured Claimant; b. not Known to the Company, not recorded in the Public Records at the Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy; c. resulting in no loss or damage to the Insured Claimant; d. attaching or created subsequent to the Date of Policy (Exclusion 3.d. does not modify or limit the coverage provided under Covered Risk 9 or 10); or e. resulting in loss or damage that would not have been sustained if consideration sufficient to qualify the Insured named in Schedule A as a bona fide purchaser had been given for the Title at the Date of Policy. 4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights law, that the transaction vesting the Title as shown in Schedule A is: a. a fraudulent conveyance or fraudulent transfer; b. a voidable transfer under the Uniform Voidable Transactions Act; or c. a preferential transfer: i. to the extent the instrument of transfer vesting the Title as shown in Schedule A is not a transfer made as a contemporaneous exchange for new value; or ii. for any other reason not stated in Covered Risk 9.b. 5. Any claim of a PACA-PSA Trust. Exclusion 5 does not modify or limit the coverage provided under Covered Risk 8. 6. Any lien on the Title for real estate taxes or assessments, imposed or collected by a governmental authority that becomes due and payable after the Date of Policy. Exclusion 6 does not modify or limit the coverage provided under Covered Risk 2.b. 7. Any discrepancy in the quantity of the area, square footage, or acreage of the Land or of any improvement to the Land.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 4 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. CONDITIONS 1. DEFINITION OF TERMS The following terms when used in this policy mean: a. “Affiliate”: An Entity: i. that is wholly-owned by the Insured; ii. that wholly-owns the Insured; or iii. if that Entity and the Insured are both wholly-owned by the same person or Entity. b. “Amount of Insurance”: The Amount of Insurance stated in Schedule A, as may be increased by Condition 8.c. or decreased by Condition 10 or 11; or increased or decreased by endorsements to this policy. c. “Date of Policy”: The Date of Policy stated in Schedule A. d. “Discriminatory Covenant”: Any covenant, condition, restriction, or limitation that is unenforceable under applicable law because it illegally discriminates against a class of individuals based on personal characteristics such as race, color, religion, sex, sexual orientation, gender identity, familial status, disability, national origin, or other legally protected class. e. “Enforcement Notice”: A document recorded in the Public Records that describes any part of the Land and: i. is issued by a governmental agency that identifies a violation or enforcement of a law, ordinance, permit, or governmental regulation; ii. is issued by a holder of the power of eminent domain or a governmental agency that identifies the exercise of a governmental power; or iii. asserts a right to enforce a PACA-PSA Trust. f. “Entity”: A corporation, partnership, trust, limited liability company, or other entity authorized by law to own title to real property in the jurisdiction where the Land is located. g. “Insured”: i. (a) The Insured named in Item 1 of Schedule A; (b) the successor to the Title of an Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin; (c) the successor to the Title of an Insured resulting from dissolution, merger, consolidation, distribution, or reorganization; (d) the successor to the Title of an Insured resulting from its conversion to another kind of Entity; or (e) the grantee of an Insured under a deed or other instrument transferring the Title, if the grantee is: (1) an Affiliate; (2) a trustee or beneficiary of a trust created by a written instrument established for estate planning purposes by an Insured; (3) a spouse who receives the Title because of a dissolution of marriage; (4) a transferee by a transfer effective on the death of an Insured as authorized by law; or (5) another Insured named in Item 1 of Schedule A. ii. The Company reserves all rights and defenses as to any successor or grantee that the Company would have had against any predecessor Insured. h. “Insured Claimant”: An Insured claiming loss or damage arising under this policy. i. “Knowledge” or “Known”: Actual knowledge or actual notice, but not constructive notice imparted by the Public Records. j. “Land”: The land described in Item 4 of Schedule A and improvements located on that land at the Date of Policy that by law constitute real property. The term “Land” does not include any property beyond that described in Schedule A, nor any right, title, interest, estate, or easement in any abutting street, road, avenue, alley, lane, right-of-way, body of water, or waterway, but does not modify or limit the extent that a right of access to and from the Land is insured by this policy. k. “Mortgage”: A mortgage, deed of trust, trust deed, security deed, or other real property security instrument, including one evidenced by electronic means authorized by law. l. “PACA-PSA Trust”: A trust under the federal Perishable Agricultural Commodities Act or the federal Packers and Stockyards Act or a similar state or federal law. m. “Public Records”: The recording or filing system established under state statutes in effect at the Date of Policy under which a document must be recorded or filed to impart constructive notice of matters relating to the Title to a purchaser for value without Knowledge. The term “Public Records” does not include any other recording or filing system, including any pertaining to environmental protection, planning, permitting, zoning, licensing, building, health, public safety, or national security matters. n. “State”: The state or commonwealth of the United States within whose exterior boundaries the Land is located. The term “State” also includes the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam. o. “Title”: The estate or interest in the Land identified in Item 2 of Schedule A.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 5 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. p. “Unmarketable Title”: The Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or a lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title. 2. CONTINUATION OF COVERAGE This policy continues as of the Date of Policy in favor of an Insured, so long as the Insured: a. retains an estate or interest in the Land; b. owns an obligation secured by a purchase money mortgage given by a purchaser from the Insured; or c. has liability for warranties given by the Insured in any transfer or conveyance of the Insured’s Title. Except as provided in Condition 2, this policy terminates and ceases to have any further force or effect after the Insured conveys the Title. This policy does not continue in force or effect in favor of any person or Entity that is not the Insured and acquires the Title or an obligation secured by a purchase money mortgage given to the Insured. 3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured must notify the Company promptly in writing if the Insured has Knowledge of: a. any litigation or other matter for which the Company may be liable under this policy; or b. any rejection of the Title as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company’s liability to the Insured Claimant under this policy is reduced to the extent of the prejudice. 4. PROOF OF LOSS The Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, adverse claim, or other matter insured against by this policy, that constitutes the basis of loss or damage and must state, to the extent possible, the basis of calculating the amount of the loss or damage. 5. DEFENSE AND PROSECUTION OF ACTIONS a. Upon written request by the Insured and subject to the options contained in Condition 7, the Company, at its own cost and without unreasonable delay, will provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company has the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those covered causes of action. The Company is not liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of any cause of action that alleges matters not insured against by this policy. b. The Company has the right, in addition to the options contained in Condition 7, at its own cost, to institute and prosecute any action or proceeding or to do any other act that, in its opinion, may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it is liable to the Insured. The Company’s exercise of these rights is not an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under Condition 5.b., it must do so diligently. c. When the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction. The Company reserves the right, in its sole discretion, to appeal any adverse judgment or order. 6. DUTY OF INSURED CLAIMANT TO COOPERATE a. When this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured will secure to the Company the right to prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. When requested by the Company, the Insured, at the Company’s expense, must give the Company all reasonable aid in: i. securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement; and ii. any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter, as insured. If the Company is prejudiced by any failure of the Insured to furnish the required cooperation, the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation, regarding the matter requiring such cooperation. b. The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos, whether bearing a date before or after the Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant must grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all the records in the custody or control of a third party that reasonably pertain to the loss or damage. No information designated in

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 6 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. writing as confidential by the Insured Claimant provided to the Company pursuant to Condition 6 will be later disclosed to others unless, in the reasonable judgment of the Company, disclosure is necessary in the administration of the claim or required by law. Any failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in Condition 6.b., unless prohibited by law, terminates any liability of the Company under this policy as to that claim. 7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY In case of a claim under this policy, the Company has the following additional options: a. To Pay or Tender Payment of the Amount of Insurance To pay or tender payment of the Amount of Insurance under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option provided for in Condition 7.a., the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation. b. To Pay or Otherwise Settle with Parties other than the Insured or with the Insured Claimant i. To pay or otherwise settle with parties other than the Insured for or in the name of the Insured Claimant. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or ii. To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay. Upon the exercise by the Company of either option provided for in Condition 7.b., the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation. 8. CONTRACT OF INDEMNITY; DETERMINATION AND EXTENT OF LIABILITY This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by an Insured Claimant who has suffered the loss or damage by reason of matters insured against by this policy. This policy is not an abstract of the Title, report of the condition of the Title, legal opinion, opinion of the Title, or other representation of the status of the Title. All claims asserted under this policy are based in contract and are restricted to the terms and provisions of this policy. The Company is not liable for any claim alleging negligence or negligent misrepresentation arising from or in connection with this policy or the determination of the insurability of the Title. a. The extent of liability of the Company for loss or damage under this policy does not exceed the lesser of: i. the Amount of Insurance; or ii. the difference between the fair market value of the Title, as insured, and the fair market value of the Title subject to the matter insured against by this policy. b. Except as provided in Condition 8.c. or 8.d., the fair market value of the Title in Condition 8.a.ii. is calculated using the date the Insured discovers the defect, lien, encumbrance, adverse claim, or other matter insured against by this policy. c. If, at the Date of Policy, the Title to all of the Land is void by reason of a matter insured against by this policy, then the Insured Claimant may, by written notice given to the Company, elect to use the Date of Policy as the date for calculating the fair market value of the Title in Condition 8.a.ii. d. If the Company pursues its rights under Condition 5.b. and is unsuccessful in establishing the Title, as insured: i. the Amount of Insurance will be increased by 15%; and ii. the Insured Claimant may, by written notice given to the Company, elect, as an alternative to the dates set forth in Condition 8.b. or, if it applies, 8.c., to use either the date the settlement, action, proceeding, or other act described in Condition 5.b. is concluded or the date the notice of claim required by Condition 3 is received by the Company as the date for calculating the fair market value of the Title in Condition 8.a.ii. e. In addition to the extent of liability for loss or damage under Conditions 8.a. and 8.d., the Company will also pay the costs, attorneys’ fees, and expenses incurred in accordance with Conditions 5 and 7. 9. LIMITATION OF LIABILITY a. The Company fully performs its obligations and is not liable for any loss or damage caused to the Insured if the Company accomplishes any of the following in a reasonable manner: i. removes the alleged defect, lien, encumbrance, adverse claim, or other matter; ii. cures the lack of a right of access to and from the Land; or iii. cures the claim of Unmarketable Title, all as insured. The Company may do so by any method, including litigation and the completion of any appeals. b. The Company is not liable for loss or damage arising out of any litigation, including litigation by the Company or with the Company’s consent, until a court of competent jurisdiction makes a final, non-appealable determination adverse to the Title.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 7 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. c. The Company is not liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company. d. The Company is not liable for the content of the Transaction Identification Data, if any. 10. REDUCTION OR TERMINATION OF INSURANCE All payments under this policy, except payments made for costs, attorneys’ fees, and expenses, reduce the Amount of Insurance by the amount of the payment. 11. LIABILITY NONCUMULATIVE The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after the Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy. 12. PAYMENT OF LOSS When liability and the extent of loss or damage are determined in accordance with the Conditions, the Company will pay the loss or damage within 30 days. 13. COMPANY’S RECOVERY AND SUBROGATION RIGHTS UPON SETTLEMENT AND PAYMENT a. If the Company settles and pays a claim under this policy, it is subrogated and entitled to the rights and remedies of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person, entity, or property to the fullest extent permitted by law, but limited to the amount of any loss, costs, attorneys’ fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant must execute documents to transfer these rights and remedies to the Company. The Insured Claimant permits the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies. b. If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company defers the exercise of its subrogation right until after the Insured Claimant fully recovers its loss. c. The Company’s subrogation right includes the Insured’s rights to indemnity, guaranty, warranty, insurance policy, or bond, despite any provision in those instruments that addresses recovery or subrogation rights. 14. POLICY ENTIRE CONTRACT a. This policy together with all endorsements, if any, issued by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy will be construed as a whole. This policy and any endorsement to this policy may be evidenced by electronic means authorized by law. b. Any amendment of this policy must be by a written endorsement issued by the Company. To the extent any term or provision of an endorsement is inconsistent with any term or provision of this policy, the term or provision of the endorsement controls. Unless the endorsement expressly states, it does not: i. modify any prior endorsement, ii. extend the Date of Policy, iii. insure against loss or damage exceeding the Amount of Insurance, or iv. increase the Amount of Insurance. 15. SEVERABILITY In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, this policy will be deemed not to include that provision or the part held to be invalid, but all other provisions will remain in full force and effect. 16. CHOICE OF LAW AND CHOICE OF FORUM a. Choice of Law The Company has underwritten the risks covered by this policy and determined the premium charged in reliance upon the law affecting interests in real property and the law applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Any court or arbitrator must apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title and to interpret and enforce the terms of this policy. In neither case may the court or arbitrator apply conflicts of law principles to determine the applicable law. b. Choice of Forum Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction. 17. NOTICES Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at: Chicago Title Insurance Company, Attn: Claims Department, Post Office Box 45023, Jacksonville, Florida 32232-5023. 18. CLASS ACTION ALL CLAIMS AND DISPUTES ARISING OUT OF OR RELATING TO THIS POLICY, INCLUDING ANY SERVICE OR OTHER MATTER IN CONNECTION WITH ISSUING THIS POLICY, ANY BREACH OF A POLICY PROVISION, OR ANY OTHER CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THE TRANSACTION GIVING RISE TO THIS POLICY, MUST BE BROUGHT IN AN INDIVIDUAL CAPACITY. NO PARTY MAY SERVE AS PLAINTIFF, CLASS MEMBER, OR PARTICIPANT IN ANY CLASS, REPRESENTATIVE, OR PRIVATE ATTORNEY GENERAL PROCEEDING.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 8 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 19. ARBITRATION a. All claims and disputes arising out of or relating to this policy, including any service or other matter in connection with issuing this policy, any breach of a policy provision, or any other claim or dispute arising out of or relating to the transaction giving rise to this policy, may be resolved by arbitration. If the Amount of Insurance is $2,000,000 or less, any claim or dispute may be submitted to binding arbitration at the election of either the Company or the Insured. If the Amount of Insurance is greater than $2,000,000, any claim or dispute may be submitted to binding arbitration only when agreed to by both the Company and the Insured. Arbitration must be conducted pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“ALTA Rules”). The ALTA Rules are available online at www.alta.org/arbitration. The ALTA Rules incorporate, as appropriate to a particular dispute, the Consumer Arbitration Rules and Commercial Arbitration Rules of the American Arbitration Association (“AAA Rules”). The AAA Rules are available online at www.adr.org. b. ALL CLAIMS AND DISPUTES MUST BE BROUGHT IN AN INDIVIDUAL CAPACITY. NO PARTY MAY SERVE AS PLAINTIFF, CLASS MEMBER, OR PARTICIPANT IN ANY CLASS, REPRESENTATIVE, OR PRIVATE ATTORNEY GENERAL PROCEEDING IN ANY ARBITRATION GOVERNED BY CONDITION 19. The arbitrator does not have authority to conduct any class action arbitration, private attorney general arbitration, or arbitration involving joint or consolidated claims under any circumstance. c. If there is a final judicial determination that a request for particular relief cannot be arbitrated in accordance with this Condition 19, then only that request for particular relief may be brought in court. All other requests for relief remain subject to this Condition 19. d. Fees will be allocated in accordance with the applicable AAA Rules. The results of arbitration will be binding upon the parties. The arbitrator may consider, but is not bound by, rulings in prior arbitrations involving different parties. The arbitrator is bound by rulings in prior arbitrations involving the same parties to the extent required by law. The arbitrator must issue a written decision sufficient to explain the findings and conclusions on which the award is based. Judgment upon the award rendered by the arbitrator may be entered in any State or federal court having jurisdiction.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Transaction Identification Data, for which the Company assumes no liability as set forth in Condition 9.d.: Issuing Agent: Chicago Title Company Issuing Office: 2540 West Shaw Lane, #112, Fresno, CA 93711 Issuing Office’s ALTA® Registry ID: Issuing Office File Number: 60606102-606-TEO-JM Property Address: APN: 238-500-02-00 (A PORTION) Unincorporated Area, County of Kern, CA SCHEDULE A This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments. Name and Address of Title Insurance Company: Chicago Title Company, 1200 Concord Ave., #400, Concord, CA 94520 Policy Number: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Amount of Insurance: PRO FORMA Premium: PRO FORMA Date of Policy: PRO FORMA - Date and time of recording 1. The Insured is: TRC-DP 1 OWNER, LLC, a Delaware limited liability company 2. The estate or interest in the Land insured by this policy is: A Fee as to Parcel A An Easement as to Parcel B 3. The Title is vested in: TRC-DP 1 OWNER, LLC, a Delaware limited liability company 4. The Land is described as follows: See Exhibit A attached hereto and made a part hereof.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 2 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. EXHIBIT A LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE UNINCORPORATED AREA OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: PARCEL A: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER CORNER OF SAID SECTION 30 BEARS NORTH 00°19’18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°09’18” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49’48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS DOCUMENT NO. 222113294, O.R., A DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10’12” EAST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (I) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER SIMILAR MATERIALS, AND ALL OTHER HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY "MINERALS"), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDE, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS), WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (III) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSOR SAND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITATION, TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 EXHIBIT A (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 3 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS ACCESSING ANY WATER TABLE OR BASIN UNDERLYING THE PROPERTY, WHETHER SUCH GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING ANY SUCH WATER RIGHTS; AND (III) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008 AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-500-02-00 (A PORTION) PARCEL B: EASEMENTS AS CONTAINED IN THAT CURTAIN INSTRUMENT ENTITLED “DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND RESERVATION OF EASEMENTS FOR TEJON RANCH COMMERCE CENTER – EAST”, RECORDED NOVEMBER 18, 2010, AS DOCUMENT NO. 0210160741, OFFICIAL RECORDS, AND AS AMENDED BY THAT CERTAIN “SECOND SUPPLEMENT TO TRCC-EAST DECLARATION” RECORDED AUGUST 22, 2019, AS DOCUMENT NO. 219106525, OFFICIAL RECORDS.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 4 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. SCHEDULE B EXCEPTIONS FROM COVERAGE This policy does not republish any covenant, condition, restriction, or limitation contained in any document referred to in this policy to the extent that the specific covenant, condition, restriction, or limitation violates local, state, or federal discrimination law, including laws based on race, color, religion, sex, sexual orientation, gender identity, handicap, familial status, national origin, or other legally protected class. This policy does not insure against loss or damage and the Company will not pay costs, attorneys’ fees, or expenses resulting from the terms and conditions of any lease or easement identified in Schedule A, and the following matters: A. Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be *levied for the fiscal year 2026-2027. 1. The herein described property lies within the boundaries of a Mello-Roos Community Facilities District (CFD) as follows: CFD No: 2008-1 For: Tejon Industrial Complex Public Improvements - East Disclosed by: Notice of Special Tax Lien Recording Date: May 8, 2008 Recording No.: 0208073200, of Official Records This property, along with all other parcels in the CFD, is liable for an annual special tax. This special tax is included with and payable with the general property taxes of the County of Kern. The tax may not be prepaid. None now due and payable. 2. Intentionally deleted 3. The lien of supplemental or escaped assessments of property taxes, if any, made pursuant to the provisions of Chapter 3.5 (commencing with Section 75) or Part 2, Chapter 3, Articles 3 and 4, respectively, of the Revenue and Taxation Code of the State of California as a result of the transfer of title to the vestee named in Schedule A or as a result of changes in ownership or new construction occurring on or after the Date of Policy. None now due and payable as of the Date of Policy.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 5 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 4. Water rights, claims or title to water, whether or not disclosed by the public records. 5. Intentionally deleted 6. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: May 31, 1966 Recording No: Book 3933, Page 517, of Official Records 7. A Contract between Wheeler Ridge-Maricopa Water Storage District and Tejon Ranch Co., providing for payment for agricultural water service, reference being made to the record for full particulars. Recording Date: January 20, 1970 Recording No.: Book 4358, Page 858, of Official Records An agreement amending and modifying said Contract, Recording Date: February 16, 1971 Recording No.: Book 4487, Page 426, of Official Records An agreement amending and modifying said Contract, Recording Date: October 29, 1971 Recording No.: Book 4593, Page 520, of Official Records An agreement amending and modifying said Contract, Recording Date: May 17, 1976 Recording No.: Book 4955, Page 1964, of Official Records An agreement amending and modifying said Contract, Recording Date: March 20, 1979 Recording No.: Book 5183, Page 1742, of Official Records An agreement amending and modifying said Contract, Recording Date: November 30, 1979 Recording No.: Book 5248, Page 1652, of Official Records An agreement amending and modifying said Contract, Recording Date: July 9, 1986 Recording No.: Book 5892, Page 407, of Official Records

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 6 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. An agreement amending and modifying said Contract, Recording Date: April 29, 1988 Recording No.: Book 6117, Page 1695, of Official Records An agreement amending and modifying said Contract, Recording Date: April 29, 1988 Recording No.: Book 6117, Page 1708, of Official Records An agreement amending and modifying said Contract, Recording Date: July 11, 1996 Recording No.: 0196088244, of Official Records An agreement amending and modifying said Contract, Recording Date: October 5, 2001 Recording No.: 0201147808, of Official Records An agreement amending and modifying said Contract, Recording Date: December 23, 2010 Recording No.: 0210179597, of Official Records An agreement amending and modifying said Contract, Recording Date: December 23, 2010 Recording No.: 0210179598, of Official Records An agreement amending and modifying said Contract, Recording Date: December 23, 2010 Recording No.: 0210179599, of Official Records (None now due and payable) 8. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: August 16, 1972 Recording No: Book 4712, Page 24, of Official Records Modification(s) of said covenants, conditions and restrictions Recording Date: June 30, 1993 Recording No: Book 6871, Page 259, of Official Records

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 7 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 9. Easement(s) for the purpose(s) shown below and rights incidental thereto as condemned by an instrument, Entitled: Final Order of Condemnation Court: Superior, Kern County Case No.: 201546 In favor of: Wheeler Ridge-Maricopa Water Storage District Purpose: As disclosed therein Recording Date: January 27, 1989 Recording No: 10284, Book 6204, Page 839, of Official Records Affects: Various portions and shown on Survey. 10. The following conditions appearing on plat recorded November 24, 1993, in Map Book 46 Page 4 of Parcel Maps. a) Any road or easement or right-of-way for road or highway purposes shown or referred to on this map, including but not limited to any dedicated or offered for dedication to the public or to the county, is not a county highway and is not subject to maintenance, or improvement by the County of Kern, until and unless the county officially accepts the same into the County Road System by Resolution of the Board of Supervisors, excepting any expressly shown hereon as being a county highway. b) Notice is hereby given that the sub- divider was not required to provide emergency access to construct any fire protection improvements. No building permit can be issued for any lot until such improvements are installed in accordance with requirements of the Kern County Fire Department. c) Parks and Recreation Fees (as required by Section 18.50.060 of the Land Division Ordinance) were not collected at the time of recordation because this map is for agricultural purposes. Prior to the issuance of any permit for residential use, the applicable park fee shall be paid, to Kern County Parks and Recreation Department, for the Parcel being developed. However, no fee is due if the permit is issued more than four years after recordation of this map. The amount to be paid shall be calculated by the applicable recreated district. d) Prior to the issuance of any development permit (including grading) within the FP (Floodplain combing) Zone, the applicants engineer shall provide a flood hazard study that determines the extent, depth, and velocity of flood flows. Mitigation measures to protect persons and property shall be proposed. The study shall be subject to the approval of the Kern County Department of Engineering and Survey Services. Reference is hereby made to said document for full particulars.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 8 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 11. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: September 19, 2000 Recording No: 0200116816, of Official Records Modification(s) of said covenants, conditions and restrictions Recording Date: November 18, 2010 Recording No: 0210160740, of Official Records Modification(s) of said covenants, conditions and restrictions Recording Date: August 15, 2012 Recording No: 0212111832, of Official Records Second Supplement to TRCC-East Declaration of said covenants, conditions and restrictions Recording Date: August 22, 2019 Recording No: 219106525, of Official Records 12. Matters contained in that certain document Entitled: Development Agreement Dated: January 23, 2003 Executed by: County of Kern and Tejon Industrial Corp. Recording Date: January 29, 2003 Recording No: 0203017073, of Official Records Reference is hereby made to said document for full particulars. 13. Matters contained in that certain document Entitled: Development Agreement Dated: November 8, 2005 Executed by: County of Kern and Tejon Ranchcorp, a California corporation and Tejon Industrial Corp., a California corporation Recording Date: November 17, 2005 Recording No: 0205321293, of Official Records Reference is hereby made to said document for full particulars.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 9 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Matters contained in that certain document Entitled: Notification, Acknowledgment and Assignment Agreement Dated: September 13, 2011 Executed by: County of Kern, Tejon Industrial Corp., a California corporation and Unity Property Management, LP, a California Limited partnership Recording Date: September 16, 2011 Recording No: 0211121300, of Official Records Reference is hereby made to said document for full particulars. Matters contained in that certain document Entitled: Certificate of Compliance Tejon Industrial Complex East Specific Plan Development Dated: May 1, 2015 Executed by: County of Kern and Tejon Ranchcorp, a California corporation Recording Date: May 22, 2015 Recording No: 0215064805, of Official Records Reference is hereby made to said document for full particulars. 14. Matters contained in that certain document Entitled: Agreement Appointing Agent for the Exercise of Groundwater Rights Dated: December 12, 2007 Executed by: Tejon-Castac Water District; and Tejon Industrial Corp. Recording Date: January 14, 2008 Recording No: 0208005796, of Official Records Reference is hereby made to said document for full particulars. 15. Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: January y14, 2008 Recording No: 0208005797, of Official Records 15a. Covenants, conditions, restrictions and easements but omitting any covenants or restrictions, if any, including but not limited to those based upon age, race, color, religion, sex, gender, gender identity, gender expression, sexual orientation, marital status, national origin, ancestry, familial status, source of income, disability, veteran or military status, genetic information, medical condition, citizenship, primary language, and immigration status, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document Recording Date: November 18, 2010 Recording No: 0210160741, of Official Records

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 10 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value. Liens and charges as set forth in the above mentioned declaration, Payable to: Tejon Industrial Complex Maintenance Association. Modification(s) of said covenants, conditions and restrictions Recording Date: August 22, 2019 Recording No: 219106525, of Official Records Affects: A portion of the premises and shown on Survey. 16. Matters contained in that certain document Entitled: Maintenance Property Easement Executed by: As disclosed therein Recording Date: November 30, 2010 Recording No: 0210165044, of Official Records Reference is hereby made to said document for full particulars. Matters contained in that certain document Entitled: Amendment No. 1 to Grant of Easement Executed by: As disclosed therein Recording Date: September 20, 2019 Recording No: 219122860, of Official Records Reference is hereby made to said document for full particulars. 17. Intentionally deleted 18. Intentionally deleted 19. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document: Granted to: Pacific Gas and Electric Company Purpose: Public utilities Recording Date: April 22, 2013 Recording No: 0213054803, of Official Records Affects: An Easterly portion and shown on Survey. 20. Intentionally deleted 21. Intentionally deleted 22. Intentionally deleted

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 11 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 23. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document: Granted to: Tejon-Castac Water District, a California water district, for the benefit of Tejon-Castac Improvement District No. 1 Purpose: Sewer line Recording Date: October 10, 2013 Recording No: 0213148165, of Official Records Affects: Various portions and shown on the Survey. 24. Matters contained in that certain document Entitled: Certificate of Compliance Lot Line Adjustment No. 12-16 Executed by: County of Kern Recording Date: August 19, 2016 Recording No: 000216112945, of Official Records Reference is hereby made to said document for full particulars. 25. Intentionally deleted 26. Intentionally deleted 27. Matters contained in that certain document Entitled: Certificate of Compliance Executed by: County of Kern Recording Date: July 22, 2022 Recording No: 222113294, of Official Records Reference is hereby made to said document for full particulars. 28. Easement(s) for the purpose(s) shown below and rights incidental thereto as delineated or as offered for dedication, on Parcel Map 12519, filed November 25, 2024, in Book 63, Page 100 of Parcel Maps. Purpose: Ingress, Egress and Road Affects: The Northerly 45’ and the Easterly 45’ and shown on Survey 29. The ownership of said Land does not include rights of access to or from the street, highway, or freeway abutting said Land, such rights having been relinquished on Parcel Map 12519, filed November 25, 2024, in Book 63, Page 100 of Parcel Maps. Affects: Ramona Drive and shown on Survey 30. An irrevocable offer to dedicate an easement over a portion of said Land for Purpose: Public Highway Recording Date: November 25, 2024 Recording No: 224145886, of Official Records Affects: A Southerly portion and shown on Survey

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 12 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 31. Matters contained in that certain document Entitled: Certificate of Compliance Executed by: County of Kern Recording Date: May 15, 2025 Recording No: 225054629, of Official Records Reference is hereby made to said document for full particulars. 32. Intentionally deleted 33. Intentionally deleted 34. Any rights, interests, or claims which may exist or arise by reason of the following matters disclosed by survey, Job No.: 25-034 Dated: June 2, 2025, last revised December 5, 2025, Prepared by: Nexus 3D Consulting Matters shown: (No matters to report) 35. Intentionally deleted 36. Intentionally deleted 37. Intentionally deleted 38. Matters contained in that certain document Entitled: Declaration of Builder Covenants for Parcel “2” of Lot Line Adjustment No. 2- 25 within Tejon Ranch Commerce Center-East Executed by: Tejon Industrial Corp., a California corporation and TRC-DP 1 OWNER, LLC, a Delaware limited liability company Recording Date: , 2025 Recording No: 2025- , Official Records. Reference is hereby made to said document for full particulars 39. Deed of Trust given to secure the original amount shown below, and any other amount payable under the terms thereof. Amount: $38,800,000.00 Dated: , 2026 Trustor/Grantor TRC-DP 1 OWNER, LLC, a Delaware limited liability company Trustee: Chicago Title Company, a California corporation Beneficiary: Fifth Third Bank, National Association Recording Date: , 2026 Recording No: 2026 , Official Records.

Order No.: 60606102-606-TEO-JM Policy No.: Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 SCHEDULE B (Continued) 72512 ALTA Owner’s Policy of Title Insurance (7/1/2021) Page 13 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. 40. Intentionally deleted END OF SCHEDULE B This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E917 ALTA 3.2 Zoning - Land Under Development (2021 v.01.00 (07-01-2021)) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ALTA 3.2 ZONING—LAND UNDER DEVELOPMENT ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company 1. For purposes of this endorsement: a. “Improvement”: A building, structure, road, walkway, driveway, curb, subsurface utility, or water well existing at the Date of Policy or to be built or constructed according to the Plans that is or will be located on the Land, but excluding crops, landscaping, lawns, shrubbery, or trees. b. “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. c. “Zoning Ordinance”: A zoning ordinance or zoning regulation of a political subdivision of the State that is in effect and applicable to the Land at the Date of Policy. 2. The Company insures against loss or damage sustained by the Insured in the event that, at the Date of Policy: a. According to the Zoning Ordinance, the Land is not classified Zone: “GI”; b. The following use or uses are not allowed under that classification: Office and Warehouse; c. There is no liability under Section 2.b. if the use or uses are not allowed as the result of any lack of compliance with any condition, restriction, or requirement contained in the Zoning Ordinance, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. Section 2.c. does not modify or limit the coverage provided in Covered Risk 5. 3. The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a State or federal court having jurisdiction either prohibiting the use of the Land, with any Improvement, as specified in Section 2.b. or requiring the removal or alteration of the Improvement because, at the Date of Policy, the Zoning Ordinance has been violated with respect to any of the following matters: a. The area, width, or depth of the Land as a building site for the Improvement; b. The floor space area of the Improvement; c. A setback of the Improvement from the property lines of the Land; d. The height of the Improvement; or e. The number of parking spaces. 4. There is no liability under this endorsement based on: a. The invalidity of the Zoning Ordinance until after a final decree of a State or federal court having jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses described in Section 2.b. b. The refusal of any person to purchase, lease, or lend money on the Title covered by this policy.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E917 ALTA 3.2 Zoning - Land Under Development (2021 v.01.00 (07-01-2021)) Page 2 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E938 ALTA 26 Subdivision (2021 v.01.00 (07-01-2021)) Page 1 Copyright ©2021 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ALTA 26 SUBDIVISION ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the State subdivision statutes and the subdivision ordinances of the county or municipality of the State applicable to the Land. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E487 ALTA 8.2-06 Commercial Environmental Lien (10-16-08) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E743 ALTA 9.8-06 Covenants, Conditions & Restrictions – Land Under Development – Owner’s Policy (4-2-12) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: a. “Covenant” means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy. b. “Future Improvement” means a building, structure, road, walkway, driveway, curb to be constructed on or affixed to the Land in the locations according to the Plans and that by law will constitute real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. c. “Improvement” means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. d. Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of: a. A violation of an enforceable Covenant by an Improvement on the Land at Date of Policy or by a Future Improvement, unless an exception in Schedule B of the policy identifies the violation; b. Enforced removal of an Improvement located on the Land or of a Future Improvement as a result of a violation of a building setback line shown on a plat of subdivision recorded or filed in the Public Records at Date of Policy, unless an exception in Schedule B of the policy identifies the violation; or c. A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. any Covenant contained in an instrument creating a lease; b. any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or c. except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E743 ALTA 9.8-06 Covenants, Conditions & Restrictions – Land Under Development – Owner’s Policy (4-2-12) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E748 ALTA 9.9-06 Private Rights – Owner’s Policy (4-2-13) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For the purposes of this endorsement only: a. “Covenant” means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy. b. “Private Right” means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant. 3. The Company insures against loss or damage sustained by the Insured under this Owner’s Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured’s Title. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. any Covenant contained in an instrument creating a lease; b. any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; c. any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or d. any Private Right in an instrument identified in Exception(s) None in Schedule B.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E748 ALTA 9.9-06 Private Rights – Owner’s Policy (4-2-13) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E126 ALTA 17.1-06 Indirect Access and Entry (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the easement identified as Parcel B in Schedule A (the “Easement”) does not provide that portion of the Land identified as Parcel A in Schedule A both actual vehicular and pedestrian access to and from Wheeler Ridge Road (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Easement. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E490 ALTA 17.2-06 Utility Access (10-16-08) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services: (CHECK ALL THAT APPLY)  Water service  Natural gas service  Telephone service  Electrical power service  Sanitary sewer  Storm water drainage either over, under or upon rights-of-way or easements for the benefit of the Land because of: (1) a gap or gore between the boundaries of the Land and the rights-of-way or easements; (2) a gap between the boundaries of the rights-of-way or easements ; or (3) a termination by a grantor, or its successor, of the rights-of-way or easements. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E129 ALTA 19-06 Contiguity – Multiple Parcels (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of: 1. the failure of Parcel A to be contiguous to Parcel B; or 2. the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E147 ALTA 22.1-06 Location and Map (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company (TO BE ISSUED POST CLOSE UPON COMPLETION OF CONSTRUCTION) The Company insures against loss or damage sustained by the Insured by reason of the failure of (i) a TBD known as TBD, to be located on the Land at Date of Policy, or (ii) the map, if any, attached to this policy to correctly show the location and dimensions of the Land according to the Public Records. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E495 ALTA 25-06 Same as Survey (10-16-08) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Nexus 3D Consulting dated June 2, 2025, last revised December 5, 2025, and designated Job No. 25-034. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E898 ALTA 28.3-06 Encroachments - Boundaries and Easements - Land Under Development (4-2-15) (T.C. 12-1-16) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exceptions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: (a) “Improvement” means a building, structure, or paved area, including any road, walkway, parking area, driveway, or curb located on the surface of the Land or the surface of adjoining land at Date of Policy that by law constitutes real property. (b) “Future Improvement” means any of the following to be constructed on the Land after Date of Policy in the locations according to the Plans and that by law constitutes real property: (i) a building; (ii) a structure; or (iii) a paved area, including any road, walkway, parking area, driveway, or curb. (c) “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of: (a) An encroachment of any Improvement or Future Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an Exception in Schedule B of the policy identifies the encroachment; (b) An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an Exception in Schedule B of the policy identifies the encroachment; (c) Enforced removal of any Improvement or Future Improvement located on the Land as a result of an encroachment by the Improvement or Future Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement or Future Improvement; or (d) Enforced removal of any Improvement or Future Improvement located on the Land that encroaches onto adjoining land. 4. Sections 3(c) and 3(d) of this endorsement do not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from the following Exceptions, if any, listed in Schedule B: None

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E898 ALTA 28.3-06 Encroachments - Boundaries and Easements - Land Under Development (4-2-15) (T.C. 12-1-16) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E782 ALTA 41.3-06 Water – Land Under Development (12-2-13) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: a. “Improvement” means a building, structure located on the surface of the Land, and any paved road, walkway, parking area, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. b. “Future Improvement” means a building, structure, and any paved road, walkway, parking area, driveway, or curb to be constructed on or affixed to the Land in the locations according to the Plans and that by law will constitute real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. c. “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of an Improvement or a Future Improvement, resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of water excepted from the description of the Land or excepted in Schedule B. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence; or b. negligence by a person or an Entity exercising a right to extract or develop water; or c. the exercise of the rights described in None.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E782 ALTA 41.3-06 Water – Land Under Development (12-2-13) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E122 ALTA 15.1-06 Nonimputation – Additional Insured (6-17-06) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company For purposes of the coverage provided by this endorsement, DP Nojet, LLC, a Delaware limited liability company (“Additional Insured”) is added as an Insured under the policy. By execution below, the Insured named in Schedule A acknowledges that any payment made under this endorsement shall reduce the Amount of Insurance as provided in Section 10 of the Conditions. The Company agrees that it will not assert the provisions of Exclusions from Coverage 3(a), (b), or (e) to deny liability for loss or damage otherwise insured against under the terms of the policy solely by reason of the action or inaction or Knowledge, as of Date of Policy, of Tejon Industrial Corp., a California corporation whether or not imputed to the Additional Insured by operation of law, to the extent of the percentage interest in the Insured acquired by Additional Insured as a purchaser for value without Knowledge of the asserted defect, lien, encumbrance, adverse claim, or other matter insured against by the policy. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. AGREED AND CONSENTED TO: SEE SIGNATURE PAGE ATTACHED _________________________________ INSURED Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E122 ALTA 15.1-06 Nonimputation – Additional Insured (6-17-06) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Special Tax Parcel Endorsement Page 1 of 1 PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against loss or damage sustained by the Insured by reason of any final determination by the Kern County Assessor that the Land is not entitled to be assessed under a separate tax parcel number that includes all of the Land and no other land. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E891 ALTA 35.3-06 Minerals and Other Subsurface Substances - Land Under Dev (4-2-12) (T.C. 8-1-16) Page 1 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued By Chicago Title Insurance Company 1. The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For purposes of this endorsement only: a. “Improvement” means a building, structure located on the surface of the Land, and any paved road, walkway, parking area, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. b. “Future Improvement” means a building, structure, and any paved road, walkway, parking area, driveway, or curb to be constructed on or affixed to the Land in the locations according to the Plans and that by law will constitute real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. c. “Plans”: Those site and elevation plans made by HPA architecture, dated November 1, 2024, last revised April 8, 2025, designated as Wheeler Ridge Building 1B, consisting of 120 sheets. 3. The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of an Improvement or a Future Improvement, resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence; or b. negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substances; or c. the exercise of the rights described in None.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 72E891 ALTA 35.3-06 Minerals and Other Subsurface Substances - Land Under Dev (4-2-12) (T.C. 8-1-16) Page 2 Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

Order No. 60606102-606-TEO-JM Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Special Tax Deed Page 1 of 1 PRO FORMA ENDORSEMENT Attached to Policy No. Pro Forma-CA-SFNBA-IMP-72512-1-25-60606102 Issued by Chicago Title Insurance Company The Company insures against actual loss or damage sustained by the Insured due to the entry of any final judgment extinguishing the easements described in paragraph 4 of Schedule A, or denying or limiting the use thereof by reason of the issuance of a tax deed for nonpayment of any general tax or special assessment levied against the land burdened by said easements described in Schedule A. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Dated: PRO FORMA Chicago Title Insurance Company Countersigned by: Pro Forma Specimen Authorized Signature This is a PRO FORMA policy for discussion purposes only that provides no insurance coverage to or on behalf of the proposed insured. It does not reflect the present state of the Title and no party is entitled to rely on any statements herein as a representation by the Company as to the state of Title to the property. It is not a commitment to insure the Title or to issue any of the attached endorsements nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking on appropriate forms of the Company. Additional matters may be added or other amendments may be made to this pro forma policy. The Company shall have no liability because of such additions or amendments.

EXHIBIT "E" FORM OF DEED RECORDING REQUESTED BY AND WHEN RECORDED MAIL THIS GRANT DEED AND ALL TAX STATEMENTS TO: TRC-DP 1 Owner, LLC P.O. Box 1000 4436 Lebec Road Lebec, California 93243 Attention: Office of the General Counsel (Above Space for Recorder's Use Only) GRANT DEED APN: THE UNDERSIGNED GRANTOR DECLARES: Documentary transfer tax is $ (X) computed on full value of property conveyed, or (_ ) computed on full value, less value of liens and encumbrances remaining at time of sale. THE PROPERTY IS LOCATED IN UNINCORPORATED AREA IN THE COUNTY OF KERN, STATE OF CALIFORNIA FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, TEJON INDUSTRIAL CORP., a California corporation ("Grantor"), hereby GRANTS to TRC-DP 1 OWNER, LLC, a Delaware limited liability company ("Grantee"), the following described real property (the "Property") located in Unincorporated Area in the County of Kern, State of California: SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE RESERVING THEREFROM: All rights reserved to Grantor pursuant to EXHIBIT "A" attached hereto AND SUBJECT TO: 1. Taxes and assessments, not delinquent. W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt -|-

2. All other covenants, conditions, restrictions, reservations, rights, rights of way, easements, encumbrances, liens and title matters listed on Exhibit "B" attached hereto and all matters which an accurate survey of the Property would disclose. 3. That certain Development (Builder Covenants to be described here) recorded as of the date of this Grant Deed. IN WITNESS WHEREOPF, Grantor has caused this Grant Deed to be executed as of the day of , 202. TEJON INDUSTRIAL CORP., a California corporation Grantee hereby accepts this Grant Deed and the terms and conditions set forth herein by its execution below. TRC-DP 1 OWNER, LLC, a Delaware limited liability company By: Name: Title: Date: W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt -2-

ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of Kern ) On , before me, ; (insert name of notary) Notary Public, personally appeared ; who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature (Seal) W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt 3.

ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of Kern ) On , before me, ; (insert name of notary) Notary Public, personally appeared ; who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature (Seal) W " 4864-6332-3090.10 EXHIBIT "E 373745.00010/10-10-24/pdo/agt 4.

LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19°18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19718” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49°48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10712” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER’ SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IID) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "E" 373745.00010/10-10-24/pdo/agt -l-

DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS — IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (I) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "E" 373745.00010/10-10-24/pdo/agt -2-

10. 11. 4864-6332-3090.10 EXCEPTIONS TO TITLE General and special taxes and assessments for fiscal year 2026-2027, not yet due or payable, including any assessments collected with taxes. The Property lies within the boundaries of Mello-Roos Community Facilities District (CFD) No. 2008-1 (Tejon Industrial Complex Public Improvements — East), as disclosed by Notice of Special Tax Lien recorded May 8, 2008 as Instrument No. 0208073200, Official Records of Kern County, California ("Official Records"). The lien of supplemental or escaped assessments of property taxes, if any, made pursuant to the provisions of Chapter 3.5 (commencing with Section 75) or Part 2, Chapter 3, Articles 3 and 4, respectively, of the Revenue and Taxation Code of the State of California as a result of the transfer of title or as a result of changes in ownership or new construction occurring on or after the date of recording of this Grant Deed. Water rights, claims or title to water, whether or not disclosed by the public records. Covenants, conditions and restrictions recorded May 31, 1966 in Book 3933, Page 517, Official Records. Contract between Wheeler Ridge-Maricopa Water Storage District and Tejon Ranch Co., providing for payment for agricultural water service, recorded January 20, 1970 in Book 4358, Page 858, Official Records, as amended by agreements recorded February 16, 1971 in Book 4487, Page 426, Official Records; October 29, 1971 in Book 4593, Page 520, Official Records; May 17, 1976 in Book 4955, Page 1964, Official Records; March 20, 1979 in Book 5183, Page 1742, Official Records; November 30, 1979 in Book 5248, Page 1652, Official Records; July 9, 1986 in Book 5892, Page 407, Official Records; April 29, 1988 in Book 6117, Page 1695, Official Records; April 29, 1988 in Book 6117, Page 1708, Official Records; July 11, 1996 as Instrument No. 0196088244, Official Records; October 5, 2001 as Instrument No. 0201147808, Official Records; and December 23, 2010 as Instrument Nos. 0210179597, 0210179598, and 0210179599, Official Records. Covenants, conditions and restrictions recorded August 16, 1972 in Book 4712, Page 24, Official Records, as modified by instrument recorded June 30, 1993 in Book 6871, Page 259, Official Records. Final Order of Condemnation in Superior Court of Kern County, Case No. 201546, in favor of Wheeler Ridge-Maricopa Water Storage District, for the purposes set forth therein, recorded January 27, 1989 as Instrument No. 10284, in Book 6204, Page 839, Official Records. The conditions appearing on Parcel Map filed November 24, 1993, in Book 46, Page 4 of Parcel Maps, including conditions relating to road maintenance, fire protection improvements, parks and recreation fees, and flood hazard study requirements. Covenants, conditions and restrictions recorded September 19, 2000 as Instrument No. 0200116816, Official Records; modified by instrument recorded November 18, 2010 as Instrument No. 0210160740, Official Records; modified by instrument recorded August 15, 2012 as Instrument No. 0212111832, Official Records; and supplemented by Second Supplement to TRCC-East Declaration recorded August 22, 2019 as Instrument No. 219106525, Official Records. Development Agreement recorded January 29, 2003 as Instrument No. 0203017073, Official Records. EXHIBIT "B" to EXHIBIT "E" 373745 .00010/10-10-24/pdo/agt -l-

12. 13. 14. 15. 16. 17. 18. 19. 20. 21. 22. 23. 24. 4864-6332-3090.10 Development Agreement recorded November 17, 2005 as Instrument No. 0205321293, Official Records; Notification, Acknowledgment and Assignment Agreement recorded September 16, 2011 as Instrument No. 0211121300, Official Records; and Certificate of Compliance Tejon Industrial Complex East Specific Plan Development recorded May 22, 2015 as Instrument No. 0215064805, Official Records. Agreement Appointing Agent for the Exercise of Groundwater Rights recorded January 14, 2008 as Instrument No. 0208005796, Official Records. Covenants, conditions and restrictions recorded January 14, 2008 as Instrument No. 0208005797, Official Records. Covenants, conditions, restrictions and easements recorded November 18, 2010 as Instrument No. 0210160741, Official Records, as modified by instrument recorded August 22, 2019 as Instrument No. 219106525, Official Records. Maintenance Property Easement recorded November 30, 2010 as Instrument No. 0210165044, Official Records, and Amendment No. 1 to Grant of Easement recorded September 20, 2019 as Instrument No. 219122860, Official Records. Easement in favor of Pacific Gas and Electric Company for public utilities, recorded April 22, 2013 as Instrument No. 0213054803, Official Records. Easement in favor of Tejon-Castac Water District, for the benefit of Tejon-Castac Improvement District No. 1, for sewer line purposes, recorded October 10, 2013 as Instrument No. 0213148165, Official Records. Certificate of Compliance Lot Line Adjustment No. 12-16, recorded August 19, 2016 as Instrument No. 000216112945, Official Records. Certificate of Compliance recorded July 22, 2022 as Instrument No. 222113294, Official Records. Easements delineated or offered for dedication on Parcel Map 12519, filed November 25, 2024, in Book 63, Page 100 of Parcel Maps, for ingress, egress and road purposes. Lack of rights of access to or from Ramona Drive, as relinquished on Parcel Map 12519, filed November 25, 2024 in Book 63, Page 100 of Parcel Maps. Irrevocable offer to dedicate an easement for public highway purposes, recorded November 25, 2024 as Instrument No. 224145886, Official Records. Declaration of Builder Covenants for Parcel “2” of Lot Line Adjustment No. 2-25 within Tejon Ranch Commerce Center-East, to be recorded concurrently herewith. EXHIBIT "B" to EXHIBIT "E" 373745 .00010/10-10-24/pdo/agt -2-

EXHIBIT "EF" FORM OF NON-FOREIGN AFFIDAVIT CONTRIBUTOR'S CERTIFICATE OF NON-FOREIGN STATUS Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform TRC-DP 1, LLC, a Delaware limited liability company, and TRC-DP 1 Owner, LLC, a Delaware limited liability company (collectively, "Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: L. The transferor/seller is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations promulgated thereunder). 2. The transferor/seller is not a disregarded entity as defined in Section 1.1445- 2(b)(2)(ii1). 3. The transferor's/seller's tax identification number is 77-0500904. 4, The transferor's/seller's business address is P.O. Box 1000, 4436 Lebec Road, Lebec, California 93243. The transferor/seller understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the transferor/seller. Transferor: TEJON INDUSTRIAL CORP., a California corporation By: Name: Title: wow 4864-6332-3090.10 EXHIBIT "F 373745.00010/10-10-24/pdo/agt -|-

EXHIBIT "G" FORM OF GENERAL ASSIGNMENT GENERAL ASSIGNMENT THIS GENERAL ASSIGNMENT (this "Assignment"), dated as of 202 (the "Assignment Date"), is made by and between TEJON INDUSTRIAL CORP., a California corporation ("Assignor"), and TRC-DP 1 OWNER, LLC, a Delaware limited liability company ("Assignee"). RECITALS A. Pursuant to that certain Contribution Agreement and Joint Escrow Instructions dated as of , 202. (the "Contribution Agreement"), Assignee has this day acquired from Assignor that certain real property located in the County of Kern, State of California, as more particularly described on Exhibit "A" attached hereto (the "Property"). B. Assignor now desires to contribute and assign to Assignee, to the extent assignable, all of Assignor's right, title and interest in and to those certain warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy and any other intangible personal property described on Exhibit "B" attached hereto, which benefit the Property (collectively, the "Intangible Personal Property"). AGREEMENT In consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Assignment. Assignor hereby contributes, assigns, transfers and sets over unto Assignee, without representation or warranty of any kind, and Assignee hereby accepts from Assignor, any and all of Assignor's right, title and interest in and to the Intangible Personal Property; provided, however, such contribution, assignment and transfer shall not include any rights or claims arising prior to the Assignment Date which Assignor may have against any person with respect to the Intangible Personal Property. 2. Dispute Costs. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment. W W 4864-6332-3090.10 EXHIBIT "G 373745.00010/10-10-24/pdo/agt -|-

3. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall, taken together, be deemed one (1) document. 4. Survival. This Assignment and the provisions hereof shall inure to the benefit of and be binding upon the parties to this Assignment and their respective successors, heirs and permitted assigns. 5. No Third Party Beneficiaries. Except as otherwise expressly set forth herein, Assignor and Assignee do not intend, and this Assignment shall not be construed, to create a third- party beneficiary status or interest in, nor give any third-party beneficiary rights or remedies to, any other person or entity not a party to this Assignment. 6. Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOPF, Assignor and Assignee have caused this General Assignment to be executed as of the Assignment Date. "Assignor" TEJON INDUSTRIAL CORP., a California corporation By: Name: Its: "Assignee" TRC-DP 1 OWNER, LLC, a Delaware limited liability company By: Name: Its: EXHIBIT "G" 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt -2-

LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF COUNTY OF KERN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER OF SAID SECTION 30 BEARS NORTH 00°19°18” WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE TO THE POINT OF BEGINNING. THENCE SOUTH 00°19718” EAST ALONG THE CENTERLINE OF DEL ORO DRIVE, A DISTANCE OF 1104.63 FEET. THENCE SOUTH 89°49°48” WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT 15-22, RECORDED AS A DOCUMENT NO. 222113294, O.R., AS DISTANCE OF 1137.87 FEET. THENCE NORTH 00°10712” WEST, A DISTANCE OF 1104.82 FEET. THENCE NORTH 89°50’23” EAST, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, ALL GOLD, SILVER, PRECIOUS AND SEMI-PRECIOUS METALS, STONES AND OTHER SIMILAR MINERALS, ALL SAND, GRAVEL, ROCK, CONCRETE AGGREGATE AND OTHER’ SIMILAR MATERIALS, AND ALL OTHER HYDROCARGONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, OF WHATEVER KIND OR CHARACTER (COLLECTIVELY “MINERALS”), WHETHER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD “MINERALS” AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD AND SHALL INCLUDED, WITHOUT LIMITATION, ALL HYDROCARBONS, MINERALS OR MATERIALS, OR PRODUCTS THEREOF, METALLIC AND NONMETALLIC, SOLID, LIQUID OR GASEOUS) WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (II) ALL SALT WATER WHICH IS IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IID) THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, MINE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, ALL MINERALS AND SALT WATER WHICH ARE UPON, IN, UNDER OR MAY BE PRODUCED FROM THE PROPERTY; (IV) THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PROPERTY TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS WHICH MAY BE PRODUCED FROM NEIGHBORING LANDS; (V) THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT MINERALS BY REPRESSURING THE SUBSURFACE SANDS AND STRATA WITH FLUIDS OR GASES OR BY SUCH OTHER METHOD OR METHODS AS GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, MAY EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "G" 373745.00010/10-10-24/pdo/agt -l-

DEEM ADVISABLE, AND TO INJECT IN AND STORE AND THEREAFTER REMOVE SUCH FLUIDS AND GASES, WHETHER OR NOT INDIGENOUS TO THE PROPERTY; (VI) THE RIGHT AT ALL TIMES, AND WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING THE PROPERTY DEEMED NECESSARY BY GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, TO USE IN PROSPECTING, EXPLORING, DRILLING, MINING, PRODUCING, EXTRACTING AND REMOVING (INCLUDING, WITHOUT LIMITIATION , TO USE IN UNIT OPERATIONS, WATER FLOOD, THERMAL OR OTHER SECONDARY RECOVERY METHODS NOW OR HEREAFTER KNOWN), OR OTHER OPERATIONS — IN CONNECTIONS WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; AND (VII) THE RIGHT TO EXERCISE ALL RIGHTS HEREIN EXCEPTED AND RESERVED AND ANY AND ALL OTHER RIGHTS UPON THE PROPERTY INCIDENTAL TO OR CONVENIENT, WHETHER ALONE OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS AND SALT WATER HEREIN EXCEPTED AND RESERVED. ALSO EXCEPTING THEREFROM (I) ALL WATER, INCLUDING GROUNDWATER, AND ALL WATER RIGHTS, WHETHER CHARACTERIZED AS RANCHO RIGHTS, RIPARIAN, OVERLYING, CORRELATIVE, APPROPRIATE, PRESCRIPTIVE OR OTHERWISE, AND WHETHER OR NOT APPURTENANT, AND WHETHER ON THE SURFACE, BELOW THE SURFACE OR BORDERING THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE RESERVATION OF ALL RIGHTS TO DIVERT WATER FROM WATER SOURCES ON THE PROPERTY AND TO PUMP, TAKE OR OTHERWISE EXTRACT OR USE GROUNDWATER FROM BELOW THE SURFACE OF THE PROPERTY, THROUGH WELLS GROUNDWATER IS PERCOLATING OR LOCATED IN AN UNDERGROUND CHANNEL, AND WHETHER SUCH WATER IN NATIVE OR FOREIGN; (II) ANY SHARES OF STOCK EVIDENCING AND SUCH WATER RIGHTS; AND (I) ALL FIXTURES AND EQUIPMENT NOW USED FOR THE PRODUCTION OR DISTRIBUTION OF WATER ON, OR FOR THE IRRIGATION OR DRAINAGE OF, THE PROPERTY. THIS RESERVATION APPLIES WHETHER SUCH RIGHTS WERE HISTORICALLY EXERCISED OR REMAIN INCHOATE, AND WHETHER SUCH RIGHTS HAVE BEEN ADJUDICATED, AS RESERVED BY TEJON RANCH CORP, A CALIFORNIA CORPORATION IN A DEED RECORDED JANUARY 14, 2008, AS INSTRUMENT NO. 0208005797, OF OFFICIAL RECORDS. AND BEING PARCEL B, AS DESCRIBED IN THAT CERTAIN “CERTIFICATE OF COMPLIANCE” RECORDED MAY 15, 2025, AS DOCUMENT NO. 225054629, OF OFFICIAL RECORDS. APN: 238-390-92-00 (A PORTION) CONTAINING 28.86 GROSS ACRES, MORE OR LESS EXHIBIT "A" to 4864-6332-3090.10 EXHIBIT "G" 373745.00010/10-10-24/pdo/agt -2-

EXHIBIT "H" [INTENTIONALLY DELETED] W W 4864-6332-3090.10 EXHIBIT "H 373745.00010/10-10-24/pdo/agt -|-

EXHIBIT "I" ENVIRONMENTAL REPORTS [See attached. ] we 4864-6332-3090.10 EXHIBIT "I 373745.00010/10-10-24/pdo/agt -|-

DRAFT ENVIRONMENTAL IMPACT REPORT
SUPPLEMENTAL ANALYSIS

Tejon Industrial Complex East

GPA #6, ZCC #11, Map 219;
GPA #4, ZCC #14, Map 202;
Exclusion from Agricultural Preserve No. 19
Cancellation of Williamson Act Contract
Vesting Parcel Map 10915

SCH #2001101133

Prepared by: Kern County Planning Department
2700 M Street, Suite 100
Bakersfield, CA 93301
(661) 862-8600

Technical Assistance By:
Jones and Stokes
17310 Red Hill Avenue, Suite 320
Irvine, CA 92614
(949) 260-1082

WZI, Inc.
4700 Stockdale Highway, Suite 120
P.O. Box 9217
Bakersfield, CA 93389
(661) 326-0112

July 15, 2005

4864-6332-3090.10
373745.00010/10-10-24/pdo/agt

EXHIBIT "I"
-2-

CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS between TEJON INDUSTRIAL CORP., a California corporation, as Contributor and TRC-DP 1, LLC, a Delaware limited liability company, as Company 4864-6332-3090.10 373745 .00010/10-10-24/pdo/agt

Page I. SUMMARY AND DEFINITION OF BASIC TERMS 1.0.0... eceeceeeeeseeeeeeeeeeeeeeeeeeeneeaes 1 Il. RECITALS oo. eeeeceeceesecseesceesecesececesseeeaecaecaeceaeceecseeeseceseceecseceseceeeeaeeeseceeeceeeaeeeeeeneeeaees 2 THT. = AGREEMENT 00.0... ccceceeccesceeseescceseeesececeesecesececenseceseceeesecesecaeeaeceaeseaeeaeseaeseseeeseaeenseeaes 3 1. Contribution Of Property .........cccccccccceseceseeeeseceseeeeseceeeeseeceseceeeeceseeeeeeeseeeseeeneeesaes 3 2. ESCLOW.......cceescceesseeeeseecssneecssaeecssneecssneeesseeesssaecesneessneceseeeesaeecesaeesesateceseeeeeneeeeeaees 4 2.1 Opening Of ESCTOW .0....ceeccccccceesecesseeseeceseeeececeseceeeceaeeeeaeenseeeeaeeeeeeeseeeseees 4 2.2 Close of Escrow/Closing.........cccccccssccsssecessseeeeseeeesseeesseeeeeeeessneeesseeesseeens 4 3. Conditions Precedent to the Close of ESCrOW.........cccsscceseeeteeseeeteceseeneceeeeeeeeneeaees 4 3.1 Conditions Precedent to Company's Obligations.............ccccesseeesseeeeteees 4 3.2 Failure of Conditions Precedent to Company's Obligations................0. 5 3.3 Conditions Precedent to Contributor's Obligations «00.0.0... ceceeeeeeeeeeeees 5 3.4 Failure of Conditions Precedent to Contributor's Obligations.................. 5 4. Deliveries to Escrow Holder .........ccccccccccsssecessseeeeseeeeeseeeesseeeesseeeseeeeeseeessseeessaees 6 4.1 Contributor's Deliveries .........cceecescceseeseceseeeseeeeeeseceseeeeeeseceseseeeeaeeeaeeneeeaes 6 4.2 — Company's Deliveries ..........ccecceeeccesseeeeeeeeneceeeeeeeeececeaeeeneeceaeeeeaeeeneeenaeeeas 7 5. Deliveries Upon Close of ESCrow.......:ceccesceesesseeseceseeeeeeseceseceeeeaeeeseceeeaeeneeeeeeentes 7 5.1 Tax Filings 20... eeceeceesccesceceeeeeseeceseeeseeceaeeseeeceaeeeeeceaeeseeeseaeeseaeseneesseeeeaeees 7 5.2 PrOTALIONS 0... eee eeceeseescceeeeseeecesecesecseeesecesecseeeaeceseceeesseceaeceseeaeceaeeeeeeeeaees 7 5.3 ReCOPING «0... cece eeceeeseceeceeeseceeeceeecescecaeceseeceaeeesceceaeceeeceaeeeeaeceaeeeneeseeeesaes 7 5.4 Company Funds ........ccececcccceccceseceseceseceseeceseeeeeceseeeeseceeeeeeeeeseeenseeeseeeeees 8 5.5 Documents to Contributor..........cccecccccsssceeseceeseeeeesseeeeseeeeseeeeseeeeseeensnees 8 5.6 Documents to Company..........eccccsccssscccesreceesneceeseeceeeeeceeeeceeeeeeeeeeeeaeeees 8 5.7 Title Policy... eee eeceecessecssessecesecsseceeeesecsseeseesaecsseseeeseesseseeeaessaeseeeaeesaeeas 8 5.8 Contributor Funds ...0......ceceeecesssecesceeseeceeeeeeneceseeeneeceeessneseaeeesaeeseessaeeeaeees 8 6. Costs and Expenses; Prorations ..........cceeseecessecsseceeeeseeesecseeeseesseceseeaeeeaeeeneeeeeaees 8 6.1 Costs and Expenses ........ccccecscccsseessscesseeeseeeeseesseceeseceseeceseceseeeeseeeeeeeseeeseees 8 6.2 PLOLatiONS .........cccccceescceesecesseceesseeeesseeeeeecesseeeeeseeeeeeeeeeeeeeseeesseeeeseeeesaees 8 6.3 SUVIVAL 00... eeeecceeceeseeeeeesecesececeeseceseceeeseceaeceecaeceseceeesseeeaeceeeeseeeaeseeeeeeeaees 9 7. AS-IS Contribution .........cccccccscccessecesseeessseeesaeeeseeecseeecseeeeseeesseeeesseeeeseeensaees 9 7.1 Transferee's Acknowledgment............ccececccceesecesseceeseeeeeseeeeeeeeesneeeeeneeees 9 7.2 Re-Abandoned Well... cee cecseeeseceseesecesecseeeeeeeseceeeeeeeseeseeeeeeeaeenneeaes 13 To the extent the terms of this Agreement conflict with the terms of the Company Agreement, the terms of this Agreement shall control........... 13 8. Contributor's Representations and Watranties...........c:ccccsscccesseceeseeeeseeeeeteeeesnees 14 8.1 Representations and Warranties ............ccccccecscesseeeseceseceeeeceeeeeeeeeteeeneeenes 14 8.2 Actual Knowledge of Contributor ..........cccceccsceeesseceeseeeeeseeeseneeeeseeenees 16 8.3 SUIVIVAL oo... eeecccececeseceseeeeseeesceeeaeceseeceaeceseeceaeceseeceaeceseeceaeeeeeeceaeeenaeceeeesaes 16 8.4 Lamm tations ooo... ee eee eeeeeeeeeeeeeneeceaeeeeeceaeeeseeceaeeeeeseaeeeeeceaeeseaeseaeeesaeesas 16 4864-6332-3090.10 TABLE OF CONTENTS 373745 .00010/10-10-24/pdo/agt (i)

13. 14. 15. Exhibits: Exhibit "A" Exhibit "B" Exhibit "C" Exhibit "D" Exhibit "E" Exhibit "EF" Exhibit "G" Exhibit "H" Exhibit "I" 4864-6332-3090.10 Transferee's Representations and Warranties ............c:ccccssccceseeeesseeeeeseeeesteeeesnees 16 9.1 Representations and Watranties...........:cccccceescesseeeseceseeeeseceseeeeeeenseeenseenes 16 9.2 Actual Knowledge of Transferee ............cccccccccssceeeseeeeeseeeseseeessneeeeseeenees 18 NOTICES oo... eeceseceseeseeeseeneeesecesecseeesecesecseeesecesecseeeseceseceesseceseceeeaeseseseesaeseaeeeeeeaees 18 Broker Commissions...........cccccceseeeseeesceceseeeeseceeeeececeaeeeseeceeeseeeeeaeeeeaeeeeeeeaeeeaeees 19 Default... cece eccesceecceseceeeeeecesecesecseeesecesecseeesececesseeeseceseceeeeaeceseseeeaeceseseeeeeeeaeens 19 12.1 Default by Contributor... ccc eccscecessecesenecesseeeeeseeceeeeeseeeeesseeensaees 19 12.2 Default by Transferee ....... eee ccccessceseeeceeeeeeeeeeeeeceaeeeeeeeeseeeeeeeeseees 20 12.3 No Consequential Damage ............ccecccesssceesseeeesseeseseecesseeeeseeesseeeesaees 20 ASSIQNIMEN 00... eeeeeseeecceseeeceeseeeseceeecseeeseccecseeeseceseceeeseceaecseecaeceseceeeseeeseeeeeeeeeeaees 20 Miscellaneous ..........ccccesccesseeesecesseceseeeececeaeeeeeceaeeececeaeeeaeceaeesaeceaeessaeeeeeeeeeeeeaeees 21 14.1 Governing Law .....c ccc ceccccccseceseceseeesseeeeeecnseeeeeceseeeeecnseeeseeceeeeeeeenseees 21 14.2 Preservation of Intent... ccc ecescecsssceesneeesseeessseeesseeeesseeeeseeesseeeesaees 21 14.30 WaiVeL....eeeeeceesceecesecesecseeeseceseceseeseceaecceeseceaecaecseceaeceeeseeeaeeeaeeneeeaeeeaeeas 21 14.4 Successors and ASSIQNS..........ccceesceesceeeseeeececeaeeeeeeceeeeeeeceaeeeteeseaeeeeaeeeaeees 21 14.5 Attorneys! Fees... eccccccessecessecessneeeseeecesneceesneecesceceseecesaeeceeaeeeeeeeeeeaees 21 14.6 — Arbitration... cccccscccsssccsssecesseeeesneeceseeesseeeessseeesseeeeeseeessueeesseeensaees 21 14.7 Waiver of Jury Trial... ccc cccccscccseeceseceeseceseeeseeceseeeseeceseeeseeeeeeenseesseees 22 14.8 Entire Agreement 00.0... eee eeceeseceseeceeeeeeeceaeeeeeceaeeeeeceaeeeeeeseeeeeeeeeaeees 22 14.9 Time of Essence/Business DayS ...........ccceecccesseeeseeeseeeeeeeeeceseeeeeeeeeeenseees 22 14.10 Comstruction .......cecccccccccessccessseeseseeeeseeceseeessseeesseeeeseeeeseeeeseeeseeeensaees 23 Scope of Representation .0.......ceceseescescceseceseeeeeeseceseceeeeseceaeceeeeaeeeseeneeeeeeaeeneeeaes 23 Legal Description of Land List of Intangible Personal Property Form of Builder Covenants Pro Forma Title Policy Form of Deed Form of Non-Foreign Affidavit Form of General Assignment Intentionally Deleted Environmental Reports 373745.00010/10-10-24/pdo/agt (ii) 4848-4928-5241

INDEX Page(s) Actual Knowledge of Contributor ..........ccccccecccccsseeessseeseseeeseneeessseeesseeeeseeeeseeesseeeeseeessseeensaees 16 Actual Knowledge of Transferee ..........cccccccccccsseceseceseeeeseeeseeceseeeseeceseeeseecnaeeeeecnseeeneeceeeeeeeeeaeees 18 Affi ate oe ee eee eeceeeceeseeeceeseeesecsceeseesecseeesecsecseessecaecseeeaecesecsecesesececseeeaeceseceeeaeseaeeeenaeeeeeeeeeaees 12 Agreed Value ....cc cc ecccescccsscesseessseeeseeeseeceseceseeceseceseecnseceeeceseceseeceseceseeceseceseeceseceseeeeseceeeenseeeteeeaaes 4 AQTCCMEM1...... ee eeececccceesssseceeseeeeceeseeeecesseaeeccseneeceeseaeecesseaeeeeeseueeeesseaueeecsseaeeceeeeaseeeesenaeeeeeeeaeees ] Agreement Instructions ..........ccceeccceseesseesseceseecesecesceceseceseeceseceseeeeseceseeceaeceseeceseceseeseseceseeenseeeeeenaes 4 Builder Covenant ..........cecccesccesseceseeesseceececeeecesceceaeceeeceaecececeaeeeseeceaeesaeceaeeeeeceaeeeeeeceeeeseeseneensaes 3 CAP AMUN... ee eeeceseesseceseeesseeeeecssecsscecsaeceseecsaeesseecsaeceeeesaeesseessaeeeaeecsaeeeseesssessaeecsseesaeeesaes 16 CERCLA wee eeceeeccesceeseeseeeseescesseeesecnecseceaecaecseensecenecseceaeceaecseeeaeceseceeeaeceaeceeeeaeceaeceeeeaeenaeseeeeneenaees 11 CED oo. eeeccesccecceseceececeesecesecseeeseceseccecseceseccessecesecesecseeeseceseseeeseceseceeecseceseceeeeceaeceaeeaeeeaeeeaeeeeeeaees 13 Claims oc. ceeeccceccceesceeeseceesseeeeseecesseecsseeceseeeesseeesueecseeesssaeeessaeeseseeesesseeseseeeesseeeeeseeeeeseeeeseeensaees 12 Close Of ESCLOW .0....eceesceeeceesseeesceceseeesceceseescecsaeeseecsaeesaecsaeeensecsaeessaecsaeecaeesaeessnecseeenaeeeaeessaeeeaeees 4 CLOSING oe. eeeeeececeeceesceeeseceneeceaeeesceceaceeseeceaeesseeceaeeeseeceaeessceceaeeeseeceaeessceceaeeeaeceaeecaeceeeenaeceaeeeeaeenaeees 4 Closing Date. .......ccccccccccssccssecsssceeseeesseceseeseeceseceseecnseceseeceseceeeceseeeeeceseceeeceseeseeeceseeenseeeeeeeseenseees 1 COMPANY 0... eeeceeeescecesscecesneecesneeceseeeesaeecesaeecesaeecesaeecseaeecssaeeseeeeesaeeseeeeeeeeseeeecesaeeceeateseeaneseeateees 1 Company Agreement ..........cecccceseccseneeceeneeeeenecessneeesneceeaeceesueceeaeeceseeceeaeeceeeeceeaeeceeeeeeeaeeeeeaeeees 2 Company's Notice Address .........cccceeceeseeeeseceneeeeeeceaeeesceceaeceseeceaeeesceceaeeeaeceaeesaeceseeenaeeeeeseaeenaeees 1 Contributor... eeceececsccesecseceeceseceeeesecesecseeeseceseceeesecesecseeesecesecseeesecesecseeeseceaeceeeeaeeeaeceeeeeseaeeneeeaes 1 Contributor Parties .........cccccecessccssscccesscecseseeceseeessseeeesseeesseeeeseeceseeeesseeeseeeeseeeceeeeeeseeenseeensaees 11 Contributor's Notice Address .........ececeeseeeeeseceseeeceesecesecceeseceseceeesecesecaeeseceseseeeeaeeeaeseeeseeeeaeeeaeeaee 1 Contributor's Representatives ..........cccccccccssccesssceesneeeeseeeeseeeeesseeesseeeceeeeeseeeseeeeeeeeeseneeeesesensseeees 2 Current Tax Period .........ccceceescesssesseesecesecseceseeesecceesecesecseeesecesecaecseceseceaeeseseaeseeeeaeeeaeceeeseeseaeeneeaes 8 Deed oo...eecececccccsssscessseeeeseeeesseeeesseeeesseecssseeessaeeessaeeesseeeseseeeseseeeesseecesseeseeseeesueeessaeeeeseeeseeeesseeeneaeeens 6 DP Membet nun... eeceeeceescecesecesseceseeeseecescecsaecsscecsaeceseecsaeeeeecsaeeeseecsaeeseeecsaeeseeseaeesseeseeessaeeeeessaes 2 Effective Date .........cccccccccessccesssccesseccesseeeesseeessseeeessecseseeeseseecsessecseseeceseeeseesesssesesseeeeeseeeeeseseesseeens 1 Enforceability Exceptions .........cccccccccescessscesseeescceeseceseceseeceseceeeecnseeeeeceseceeeceseeeeeeceseeeeseeneeenseenas 14 Environmental Reports ....... cc eccescssccssecsseesecesecssecseesseeesecseessecssecseesecsseceseceeseesaesseesaecesesseeeseeaeens 9 Escrow Holder ........ccccesceesessseeseceseeceesecesecceesecesecsceeseceaeccecseceaeccesseceaecesecseceaeceseceeeeseseaeeneeeaeeeseeas 1 Escrow Holder's Notice Address .........cccccccscccesscecesseeeesseeeseecesseecssseecesseeessseeeesaecesseeeeeeeeeeseeessaeeees 1 Escrow Imstructions..........ccccesccessecssceessecescecssecescecsaeceeecsaeeeeecsaeeeeeceaeeseecsaeeeeesseesseeseeessaeeeeeesaes 4 Floor AMOUM........cccccccccceesscceeseceesseeessseeceaeecssaecssseecesseecssseeeseseeesseeesaeeeeeesesseecesseeeesseeeesseeensaees 16 General ASSIQNMent...........cccccesccesscesceeeseceeseceseceeecsseceseecnsecesaeceseeeaeceseeeseecsseeeeeeceseeenaeenseeseseenseees 6 Hazardous Material(s)...........ccccsccccsssccssseccesecessseeesseeceseecseeeessseeeesseeessseeeseeseeeeeesseeeeeeeeseeeeesaees 11 Intangible Personal Property .........ccccecccccssceessceseceeseceseecesecssceceseceseeceseceeeeceseeeeeceseeseeecnseeenseenseeenges 3 Land .o...eececcsccccssscessseeeesseeesseeeceeeeesseeessseeesseeeessaeecssaeeseseeesessecesseeceeseesesseeesuesesseesesseeeeeseeeseeeeesseeees 2 Natural Hazard Expert .........cccecccccccssccesssceseseeceeseeessneeeseneeeseaeecneaeecsaecesseeeeeeeeseeeeseaeeeeeeeeseneeensas 10 Official RECOTS 0.0... eeeseeceeseeseeeeeeseceseceeesecsseceeeesecesecseeeseeeseceeeseceseceaesseceseseaeeaeeeaeesaeeeeeeaeeaeeaee 3 Opening Of ESCrOW ........ccccccccesscesssecessneeeeeeeeesneeeseneecsuecesaeesssaeeeesueceeseeceeaeeceeseeeeeeeeeeeeeeeeeeneneeees 4 PCOR 1... eeeeceescesecssesseesseeesecsceesecesecseesseceseccecsecesecsaesseeesecaesaeceaecseesseesaeceaecseeesecsueseeeeaeseaeeeeeeseeeaeess 7 Permitted Exceptions .........cccccccssccssssccssseeesseeeesseecseeceeseecseseeceeeeeseneeeesaeeeesueeeneeeeeseeeseeeeseeeeeeseeees 4 PLOJCCE oo. eeecececccesccesceceeeeeseceseeesceceseeceaeceseecaecesceceaeceseeceaeceseeceaecesceceaeeeeeceaeeeeeceaeeeeeeceeeenseeeteeenas 2 Project COMPAMNY..........cccccccscccessecessseecesneecesecesseeceeseeceeeecseneeceeseecseeeeesseeeeeeeeeeeceseeeseeeeeeeeeeeseeens 3 Project Company LLC Agreement 00.0.0... ce eeeeseesesseesseceseesecesecseeseeeseceeecseceseeseeseeeaeceseeneeeaeeaeess 3 PLOPCLty oo... eeeeeccccesesccceeeesneeecceesaeeceesenaeeceseenaeecceecaeeceeseaeeceseeaeececseuaeeeeseaeecesseeeeeceeaeeeeseenaeeeeeeeaeees 3 4864-6332-3090.10 . 373745.00010/10-10-24/pdo/agt (iii)

Property Representations and Warranties ............cccccscccesccessceeeceeceeseceseceececeseeesaeceseeeeseeeteeenseenas 16 Re-Abandoned Well... ccecceececsseesseeeesecesseceaeeesceceaeeeeeceaeeseaeceaeecneeceaeesaeseaeeseeceaeeseeeseaeeenaeenas 13 Real Property .......cccccccceccccsccesecesseceeeeesecescecesecsseeceseceseeceseceseeceseeeeeceaecseeceseeeeeceseeeeeeceseeenseeeeeesaes 2 Supplemental Instructions............ccccccscccessccseseeceeseeeseneeeeeeeesseeessseeeseeeeesseeeeseeeseeeesseeeeseeesseeensas 4 Tax Certificates... ceecccccccccccsccssscceseeesseceecesneceseeeseecsseceeeecnseeenseceseeseeeceseeeaeceseeeseeceseeenseeneeeeseenseees 6 Tithe COMpany .0.....c.cccccccccsscesessecesseeeeseeeeseecseecesaeecsaeeeseaeeesaeesssueeeeseeeeseeeseseeseeeeeeseeeesseeensaeeees 2 Title POLICY... eee eeccescesseesseceececeseeeseecesecesaeceseceseecsaecesaeceseceeecesecesaeceseeeseeceseeeeeceseeenseeeeeeeeeenseees 4 Transferee ooo... eeeeeecccesecesceceseeeececeseeesceceaeessceceaeeesaeceaeessceceaeeeaeceaeeseeceaeeesaeceaeesaeceaeeeeaeseeeseaeeeaeees 9 Transferee Partics.........ccccccccccessceesccesseeeseceseeceseceseecnseceseeceaeceseeeeseceseecesecnseeeaeceseesesecnseeeeseeeteeeeaes 11 Transferee’s Representatives .........cccccsccesesccsssseeeseeesseeesseeecsseeesesaeeesseeeseeeeseeeeseaeeesseeeesseeeseseeees 2 TRC Member ......cceecceccccccccssecsseceeseeeseeceseceeecnseeeseecesecesaecnseceeeecnseeseaeceseeeeseceseeseeeenseeeesecneeenseenseees 2 TRPFEA 0... eeceeeccesceeceesecesecsceeseeesecececseceaecenecseenseceaeeseceaecsecseesaecsecseesseceaeceeeeaeseaeseeeeaeenaeseeeeneeeaees 13 Updates oo. cecccccccccccsscessecesscesseeeseeceseceseeceseceseeceseceseeeeseceseeceseceseeceaeceseeceaeceseeeeseceseesesecnseeenseeeeeenges 9 4864-6332-3090.10 373745.00010/10-10-24/pdo/agt (iv)

EXHIBIT “E” DESCRIPTION OF MASTER DEVELOPER WORK ¢ All public improvements required for the development and construction of Wheeler Ridge Road, Santa Dorlores and along the eastern property fronting Del Oro Drive, including permits, fees, street construction, utility connections, sidewalks, streetlights, fire hydrants and any other related infrastructure. ¢ Allpublic improvements required for the development and construction of modifications to the median and any required lank additions or widening along Wheeler Ridge Road required by the public improvement permits for development of the Property. ¢ The development and construction of "Basin A" to receive storm water from the Property and adjacent properties south and north of the Property including necessary excavation, grading and storm water pipe connections and any other related infrastructure. ¢ Any required offsite street development and construction not within the boundary of the Property or adjacent to Wheeler Ridge Road required by Kern County relating to the development of the Property. LEGAL\114520902\2EXHI 4911-3315-7434.12 BIT “F” 373745 .00010/4-2 1-26 -l- 1- 315-7434.12 3745 0 10/4-2 6 AL\ 14520902\2 XHI I “F” 1 HIBIT ” S RIPTI N F ASTER ELOPER ORK

EXHIBIT "F"

[Intentionally Deleted]

4911-3315-7434.12
373745.00010/4-21-26

LEGAL\114520902\2EXHI
BIT "F"
-2-

EXHIBIT "G"

LIST OF TRC PRE-FORMATION CONTRACTS AND CONSULTANTS

HPA – Architecture, Structural, MEP, Landscape, Acoustical

David Evans & Associates – Civil Engineering

Nexus 3D – Topo/Survey

Dudek – Biological Assessment, Site Plan Compliance Support

GeoKinetics – Oil Well Vent Engineering

WZI – Air & Specific Plan Caps Tracking

RLH – Fire Protection & Fire Alarm Design

PG&E – 1B Service Application

4911-3315-7434.12
373745.00010/4-21-26

LEGAL\114520902\2EXHIBIT "G"
-1-

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2EXHI BIT “H” -1- EXHIBIT “H” LIST OF DP PRE-FORMATION CONTRACTS AND CONSULTANTS Partners – Phase I & II ESA, Methane Vapor Testing

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2EXHI BIT “I” -1- EXHIBIT “I” RIGHT OF FIRST REFUSAL Except for transfers permitted by Sections 6.02(a), (b), (c) and (d) each time a Member (an “Offeror”) proposes to voluntarily transfer, assign, convey, sell, or otherwise dispose of its entire Interest (an “Offered Interest”), such Offeror shall first offer such Offered Interest to the non- transferring Member in accordance with the following provisions: (a) The Offeror shall deliver a written notice (the “Offer Notice”) to the non- transferring Member stating (i) such Offeror’s bona fide intention to transfer the Offered Interest, (ii) the name and address of the proposed transferee, and (iii) the purchase price and terms of payment for which the Offeror proposes to transfer the Offered Interest. The Offer Notice shall constitute a revocable offer by the Offeror to sell the Offered Interest to the other Member on the terms and conditions set forth in this Exhibit “I.” (b) Within thirty (30) days after receipt of the Offer Notice, the non-transferring Member shall have the right, but not the obligation, to elect to purchase the entire Offered Interest for the price and upon the terms and conditions set forth in the Offer Notice by delivering written notice of such election (the “Purchase Election”) to the Offeror. The failure of non-transferring Member to submit a written notice within such thirty (30) day period shall constitute an irrevocable rejection of the offer made by the Offeror to sell the Offered Interest to the non-transferring Member. (c) If the non-transferring Member timely elects to purchase the entire Offered Interest prior to the Offeror’s written revocation of the offer, then the Offered Interest shall be sold to the non-transferring Member upon the terms and conditions set forth in the Offer Notice including, without limitation, price, terms of payment and closing date; provided, however, if the terms of the proposed transfer include the payment by the Offeror of a commission, then the purchase price shall be reduced by the amount of such commission. The Offeror and the non-transferring Member shall execute such documents and instruments and make such deliveries as may be reasonably required to consummate the transfer. Notwithstanding any other provisions of this Exhibit “I,” the Offeror shall make the representations and warranties set forth in Section 8.07 of the Agreement at the closing for the purchase and sale of the Offered Interest. (d) If the non-transferring Member does not timely elect to purchase the entire Offered Interest (or if the non-transferring Member breaches its obligation to purchase the entire Offered Interest), then the Offeror may transfer the entire Offered Interest to the proposed transferee described in the Offer Notice, provided such transfer (i) is completed within ninety (90) days after the expiration of the non-transferring Member’s right to purchase the Offered Interest (or within 90 days following the breach by the non-transferring Member of its obligation to purchase the entire Offered Interest, if applicable), (ii) is made at the price and on terms and conditions no less favorable to the Offeror than as described in the Offer Notice, (iii) would not constitute a default or breach by the Company under any loan agreement or document to which the Company is a party (unless the lender consents to such transfer), and (iv) the requirements of Section 6.03 are met. If the Offered Interest is not so transferred within such ninety (90)-day period, then the Offeror shall

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2EXHI BIT “I” -2- be required to comply again with the provisions of this Exhibit “I” prior to voluntarily transferring, assigning, conveying, selling or otherwise disposing of the Offered Interest to any Person (except for any transfer to any Person permitted by Sections 6.02(a), (b), (c) and (d) above). In addition, in the event of a breach by the non-transferring Member of its obligation to purchase, such non- transferring Member shall not have a right to elect to purchase an Offered Interest with respect to a transfer of an Interest which is consummated within one (1) year after such breach. (e) If any transferee purchases an Interest pursuant to the procedure described in this Exhibit “I,” then such transferee shall be admitted to the Company as a substituted member upon the closing of such purchase and sale and the satisfaction of the requirements of Section 6.03.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2EXHI BIT “J” -1- EXHIBIT “J” LEGAL DESCRIPTION OF PARCEL 1A BEING PARCEL A OF LOTLINE ADJUSTMENT NO. 2-25 AS EVIDENCED BY THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MAY15, 2025, AS INSTRUMENT NO. 225054629, O.R., IN THE OFFICE OF THE KERN COUNTY RECORDER; ALSO, BEING A PORTION OF THE SOUTHEAST QUARTER OF SECTION 30 AND THE NORTHEAST QUARTER OF SECTION 31, TOWNSHIP 11 NORTH, RANGE 19 WEST, S.B.M., IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: PARCEL A COMMENCING AT THE SOUTHEAST CORNER OF PARCEL 4 OF SAID PARCEL MAP 12519, FROM WHICH THE EAST QUARTER CORNER OF SAID SECTION 30 BEARS NORTH 00°09'18" WEST, A DISTANCE OF 1182.94 FEET. SAID LINE ALSO BEING THE CENTERLINE OF DEL ORO DRIVE. THENCE SOUTH 89°50'23"WEST ALONG THE SOUTH LINE OF SAID PARCEL 4, SAID LINE ALSO BEING THE CENTERLINE OF SANTA DOLORES DRIVE AS SHOWN ON SAID PARCEL MAP 12519, A DISTANCE OF 1138.16 FEET TO THE POINT OF BEGINNING. THENCE SOUTH 00°10'12" EAST, A DISTANCE OF 1104.82 FEET. THENCE SOUTH 89°49'48" WEST ALONG THE NORTH LINE OF LOT 2 OF LOT LINE ADJUSTMENT15-22, RECORDED AS DOCUMENT No.222113294, O.R., A DISTANCE OF 1259.76 FEET TO A POINT WITHIN WHEELER RIDGE ROAD AS SHOWN ON SAID PARCEL MAP 12519. THENCE PARALLEL TO AND DISTANT 5.0 FEET EAST FROM THE CENTERLINE OF SAID WHEELER RIDGE ROAD, NORTH 04°07'28" WEST, A DISTANCE OF 278.39 FEET TO THE BEGINNING OF TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 1470.00 FEET. THENCE PARALLEL TO AND DISTANT 5.0 FEET EAST FROM THE CENTERLINE OF SAID WHEELER RIDGE ROAD, NORTHERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 32°23'18", AN ARC DISTANCE OF 830.97 FEET. THENCE PARALLEL TO AND DISTANT 5.0 FEET EAST FROM THE CENTERLINE OF SAID WHEELER RIDGE ROAD NORTH 28°15'50" EAST, A DISTANCE OF 87.86 FEET TO THE SOUTHWEST CORNER OF PARCEL 3 OF SAID PARCEL MAP 12519. THENCE DEPARTING FROM SAID WEST LINE OF PARCEL 1 SOUTH 76°44'10" EAST, A DISTANCE OF 44.46 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 1500.00 FEET. THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 13°25'27", ALSO BEING THE CENTERLINE OF SAID SANTA DOLORES DRIVE, AN ARC DISTANCE OF 351.44 FEET.

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2EXHI BIT “J” -2- THENCE NORTH 89°50'23" EAST, CONTINUING ALONG THE CENTERLINE OF SAID SANTA DOLORES DRIVE, A DISTANCE OF 671.81 FEET TO THE POINT OF BEGINNING. CONTAINING 31.58 GROSS ACRES, MORE OR LESS

4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2-3- FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF TRC-DP 1, LLC THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, 15 U.S.C. § 15b ET SEQ., AS AMENDED (THE “FEDERAL ACT”), IN RELIANCE UPON ONE (1) OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL ACT. IN ADDITION, THE ISSUANCE OF THIS SECURITY HAS NOT BEEN QUALIFIED UNDER THE DELAWARE SECURITIES ACT, THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968 OR ANY OTHER STATE SECURITIES LAWS (COLLECTIVELY, THE “STATE ACTS”), IN RELIANCE UPON ONE (1) OR MORE EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF THE STATE ACTS. IT IS UNLAWFUL TO CONSUMMATE A SALE OR OTHER TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN TO, OR TO RECEIVE ANY CONSIDERATION THEREFOR FROM, ANY PERSON OR ENTITY WITHOUT THE OPINION OF COUNSEL FOR THE COMPANY THAT THE PROPOSED SALE OR OTHER TRANSFER OF THIS SECURITY DOES NOT AFFECT THE AVAILABILITY TO THE COMPANY OF SUCH EXEMPTIONS FROM REGISTRATION AND QUALIFICATION, AND THAT SUCH PROPOSED SALE OR OTHER TRANSFER IS IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL SECURITIES LAWS. THE TRANSFER OF THIS SECURITY IS FURTHER RESTRICTED UNDER THE TERMS OF THE FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT GOVERNING THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

TABLE OF CONTENTS

		Page
ARTICLE I	CONTINUATION	1
1.01	Continuation; Certificates	2
1.02	Names and Addresses	2
1.03	Nature of Business	2
1.04	Term of Company	3
ARTICLE II	MANAGEMENT OF THE COMPANY	3
2.01	Formation of Executive Committee	3
2.02	Committee Procedures	4
2.03	Administrative Member	6
2.04	Approval of Major Decisions	7
2.05	Consents and Approvals	11
2.06	Pre-Development Budget	12
2.07	Approved Business Plan	12
2.08	Development and Construction of Improvements	13
2.09	Operating Budget	14
2.10	Construction Contract	15
2.11	Development and Construction Management Services	15
2.12	Master Developer Work	16
2.13	Marketing and Leasing Management	17
2.14	Property Management	18
2.15	Retention of Third-Party Brokers	18
2.16	Authority with Respect to the Affiliate Agreements	18
2.17	Election, Resignation, Removal of the Administrative Member	19
2.18	Officers	21
2.19	Treatment of Payments	21
2.20	Reimbursement and Fees	22
2.21	Insurance	22
ARTICLE III	MEMBERS' CONTRIBUTIONS TO COMPANY	22
3.01	Initial Contributions of the Members through Construction Loan Funding	22
3.02	Additional Capital Contributions	24
3.03	Remedy for Failure to Contribute Capital	25
3.04	Financing	29
3.05	Agreement to Provide Guarantees and Indemnification	30
3.06	Capital Contributions in General	31
ARTICLE IV	ALLOCATION OF PROFITS AND LOSSES	32
4.01	Net Losses	32
4.02	Net Profits	32
4.03	Special Allocations	32
4.04	Curative Allocations	33
4.05	Differing Tax Basis; Tax Allocation	33
ARTICLE V	DISTRIBUTION OF CASH FLOW	33
5.01	Cash Flow	33

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LEGAL\114520902\2(i)

TABLE OF CONTENTS (cont’d.) Page 4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2(ii) 5.02 Limitations on Distributions ............................................................................... 34 5.03 Withholding ........................................................................................................ 34 5.04 In-Kind Distribution............................................................................................ 34 ARTICLE VI RESTRICTIONS ON TRANSFERS OF COMPANY INTERESTS ..... 34 6.01 Limitations on Transfer....................................................................................... 34 6.02 Permitted Transfers ............................................................................................. 34 6.03 Admission of Substituted Members .................................................................... 36 6.04 Election; Allocations between Transferor and Transferee .................................. 36 6.05 Partition ............................................................................................................... 36 6.06 Waiver of Withdrawal and Purchase Rights ....................................................... 36 6.07 No Appraisal Rights ............................................................................................ 37 6.08 Foreclosure of Interest ........................................................................................ 37 ARTICLE VII MEMBER DEFAULT ............................................................................ 37 7.01 Default Events ..................................................................................................... 37 7.02 Rights Arising From a Default Event ................................................................. 39 7.03 Determination of Defaulting Member’s Purchase Price ..................................... 39 7.04 Non-Defaulting Members’ Option ...................................................................... 41 7.05 Closing Adjustments ........................................................................................... 41 7.06 Closing of Purchase and Sale .............................................................................. 41 7.07 Representations and Warranties .......................................................................... 41 7.08 Payment of Defaulting Member’s Purchase Price .............................................. 42 7.09 Repayment of Default Loans .............................................................................. 42 7.10 Release and Indemnity ........................................................................................ 42 7.11 Withdrawal of the Defaulting Member ............................................................... 43 7.12 Distribution of Reserves ..................................................................................... 43 ARTICLE VIII ELECTIVE BUY/SELL AGREEMENT ................................................ 43 8.01 Buy/Sell Election ................................................................................................ 43 8.02 Determination of the Purchase Price................................................................... 44 8.03 Non-Electing Member’s Option ......................................................................... 44 8.04 Deposit ................................................................................................................ 44 8.05 Closing Adjustments ........................................................................................... 45 8.06 Closing of Purchase and Sale .............................................................................. 46 8.07 Representations and Warranties .......................................................................... 46 8.08 Repayment of Default Loans .............................................................................. 46 8.09 Release and Indemnity ........................................................................................ 47 8.10 Interim Event of Default ..................................................................................... 47 8.11 Application of Provisions ................................................................................... 48 ARTICLE IX REPRESENTATIONS, WARRANTIES, COVENANTS AND OTHER MATTERS................................................................................ 48 9.01 Tejon Representations ......................................................................................... 48 9.02 DP Representations ............................................................................................. 50 9.03 Brokerage Fee Representation and Indemnity .................................................... 52

TABLE OF CONTENTS (cont’d.) Page 4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2(iii) 9.04 Investment Representations ................................................................................ 52 9.05 Indemnification Obligations ............................................................................... 53 9.06 Survival of Representations, Warranties and Covenants .................................... 53 ARTICLE X LIABILITY, EXCULPATION, RESTRICTIONS ON COMPETITION, FIDUCIARY DUTIES AND INDEMNIFICATION............................................................................. 54 10.01 Liability for Company Claims ............................................................................ 54 10.02 Exculpation, Indemnity and Reliance on Information ........................................ 54 10.03 Limitation on Liability ........................................................................................ 56 10.04 Activities of the Members and Their Affiliates .................................................. 56 10.05 Right of First Offer ............................................................................................. 56 10.06 Fiduciary Duties .................................................................................................. 57 10.07 Non-Exclusivity of Rights .................................................................................. 58 10.08 Amendment or Repeal ........................................................................................ 58 10.09 Insurance ............................................................................................................. 58 ARTICLE XI BOOKS AND RECORDS ...................................................................... 58 11.01 Books of Account and Bank Accounts ............................................................... 58 11.02 Tax Returns ......................................................................................................... 59 ARTICLE XII DISSOLUTION AND WINDING UP OF THE COMPANY ............... 60 12.01 Events Causing Dissolution of the Company ..................................................... 60 12.02 Winding Up of the Company .............................................................................. 61 12.03 Distribution of Assets Upon Early Dissolution Event ........................................ 61 12.04 Negative Capital Account Restoration................................................................ 62 ARTICLE XIII MISCELLANEOUS ............................................................................... 62 13.01 Amendments ....................................................................................................... 62 13.02 Waiver of Conflict Interest ................................................................................. 62 13.03 Partnership Intended Solely for Tax Purposes .................................................... 63 13.04 Notices ................................................................................................................ 63 13.05 Construction of Agreement ................................................................................. 64 13.06 Counterparts ........................................................................................................ 64 13.07 Attorneys’ Fees ................................................................................................... 64 13.08 Approval Standard .............................................................................................. 64 13.09 Further Acts ........................................................................................................ 64 13.10 Preservation of Intent .......................................................................................... 65 13.11 Waiver ................................................................................................................. 65 13.12 Entire Agreement ................................................................................................ 65 13.13 Choice of Law ..................................................................................................... 65 13.14 No Third-Party Beneficiaries .............................................................................. 65 13.15 Successors and Assigns....................................................................................... 66 13.16 No Usury ............................................................................................................. 66 13.17 Venue .................................................................................................................. 66 13.18 Dispute Resolution .............................................................................................. 66

TABLE OF CONTENTS (cont’d.) Page 4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2(iv) 13.19 Timing ................................................................................................................. 69 13.20 Remedies for Breach of this Agreement ............................................................. 69 13.21 Survivability of Representations and Warranties ............................................... 69 13.22 Reasonableness of Rights and Remedies ............................................................ 69 13.23 Force Majeure ..................................................................................................... 70 ARTICLE XIV DEFINITIONS ........................................................................................ 71 14.01 50/50 True-Up Date ............................................................................................ 71 14.02 The term “Abbott” is defined in Section 2.01(b) ................................................ 71 14.03 Abbott ................................................................................................................. 71 14.04 Accountant’s Notice............................................................................................ 71 14.05 Accounting Firm ................................................................................................. 71 14.06 Accredited Investor ............................................................................................. 71 14.07 Actual Knowledge of DP .................................................................................... 71 14.08 Actual Knowledge of Tejon ................................................................................ 71 14.09 Additional Contribution Date ............................................................................. 71 14.10 Adjusted Accountant’s Notice ............................................................................ 71 14.11 Adjusted Capital Account ................................................................................... 72 14.12 Adjusted Price Determination Notice ................................................................. 72 14.13 Adjustment Amount ............................................................................................ 72 14.14 Administrative Member ...................................................................................... 72 14.15 Affiliate ............................................................................................................... 72 14.16 Affiliate Agreements ........................................................................................... 72 14.17 Affiliated Member .............................................................................................. 72 14.18 Affiliated Parties ................................................................................................. 72 14.19 Agreed Value ...................................................................................................... 72 14.20 Agreement ........................................................................................................... 72 14.21 Applicable ABP Date .......................................................................................... 73 14.22 Applicable Construction Costs ........................................................................... 73 14.23 Appraised Value.................................................................................................. 73 14.24 Approved Business Plan ..................................................................................... 73 14.25 Arbitration Notice ............................................................................................... 73 14.26 Bad Acts .............................................................................................................. 73 14.27 Book Basis .......................................................................................................... 73 14.28 Business Day ....................................................................................................... 73 14.29 Business Plan Period ........................................................................................... 73 14.30 California Act...................................................................................................... 74 14.31 Capital Account .................................................................................................. 74 14.32 Capital Call Notice .............................................................................................. 74 14.33 Cash Flow ........................................................................................................... 74 14.34 Certificates .......................................................................................................... 74 14.35 Code .................................................................................................................... 75 14.36 Company ............................................................................................................. 75 14.37 Construction Contract ......................................................................................... 75 14.38 Construction Loan ............................................................................................... 75

TABLE OF CONTENTS (cont’d.) Page 4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2(v) 14.39 Construction Loan Deadline ............................................................................... 75 14.40 Construction Loan Documents ........................................................................... 75 14.41 Consultants .......................................................................................................... 75 14.42 Contributing Member.......................................................................................... 75 14.43 Contributing Party ............................................................................................... 75 14.44 Contribution Agreement ..................................................................................... 75 14.45 Covered Persons.................................................................................................. 75 14.46 Dedeaux Properties ............................................................................................. 75 14.47 Default Events ..................................................................................................... 76 14.48 Default Loan ....................................................................................................... 76 14.49 Default Notice ..................................................................................................... 76 14.50 Defaulting Member ............................................................................................. 76 14.51 Defaulting Member’s Purchase Price ................................................................. 76 14.52 Delaware Act ...................................................................................................... 76 14.53 Delinquent Contribution ..................................................................................... 76 14.54 Deposit ................................................................................................................ 76 14.55 Development Budget .......................................................................................... 76 14.56 Development Management Agreement .............................................................. 76 14.57 Development Management Fee .......................................................................... 76 14.58 Development Manager ........................................................................................ 76 14.59 Development Notice ........................................................................................... 77 14.60 Development Plan ............................................................................................... 77 14.61 Dilution Percentage ............................................................................................. 77 14.62 DP ....................................................................................................................... 77 14.63 DP Consultants.................................................................................................... 77 14.64 DP Investor ......................................................................................................... 77 14.65 DP Investor Requirements .................................................................................. 77 14.66 DP Pre-Formation Contracts ............................................................................... 77 14.67 DP ROFO ............................................................................................................ 77 14.68 Effective Date ..................................................................................................... 77 14.69 Electing Member ................................................................................................. 77 14.70 Election Notice.................................................................................................... 78 14.71 Enforceability Exceptions ................................................................................... 78 14.72 Excess Cost Overrun ........................................................................................... 78 14.73 Executive Committee .......................................................................................... 78 14.74 FAA..................................................................................................................... 78 14.75 Fiscal Year .......................................................................................................... 78 14.76 Force Majeure Delay........................................................................................... 78 14.77 Fundamental Decision ........................................................................................ 78 14.78 General Contractor .............................................................................................. 78 14.79 Gross Asset Value ............................................................................................... 78 14.80 Guarantor(s) ........................................................................................................ 79 14.81 Hypothetical Distribution.................................................................................... 79 14.82 Impasse Event ..................................................................................................... 79 14.83 Improvements ..................................................................................................... 79

TABLE OF CONTENTS (cont’d.) Page 4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2(vi) 14.84 Interest................................................................................................................. 79 14.85 JAMS .................................................................................................................. 79 14.86 Just Cause Event ................................................................................................. 79 14.87 Leasing Override Fee .......................................................................................... 80 14.88 Lender(s) ............................................................................................................. 80 14.89 Liquidation .......................................................................................................... 80 14.90 Loans ................................................................................................................... 80 14.91 Lockout Date ....................................................................................................... 80 14.92 Losses .................................................................................................................. 80 14.93 Major Decisions .................................................................................................. 80 14.94 Management Standard ........................................................................................ 80 14.95 Marketing Plan .................................................................................................... 80 14.96 Master Developer Work ...................................................................................... 80 14.97 McMahon ............................................................................................................ 80 14.98 Member(s) ........................................................................................................... 81 14.99 Net Profits and Net Losses .................................................................................. 81 14.100 Non-Contributing Member ................................................................................. 81 14.101 Non-Contributing Party ...................................................................................... 81 14.102 Non-Defaulting Member ..................................................................................... 81 14.103 Non-Electing Member ........................................................................................ 81 14.104 Nonrecourse Documents ..................................................................................... 81 14.105 Nonrecourse Parties ............................................................................................ 81 14.106 NSA..................................................................................................................... 81 14.107 Obligated Member .............................................................................................. 82 14.108 OFAC .................................................................................................................. 82 14.109 Officers ............................................................................................................... 82 14.110 Operating Budget ................................................................................................ 82 14.111 Original Agreement ............................................................................................ 82 14.112 Parcel 1A ............................................................................................................. 82 14.113 Partially Adjusted Capital Account .................................................................... 82 14.114 Percentage Interest .............................................................................................. 82 14.115 Permanent Loan .................................................................................................. 82 14.116 Permitted Transferees ......................................................................................... 82 14.117 Person .................................................................................................................. 83 14.118 Pre-Development Budget .................................................................................... 83 14.119 Price Determination Notice................................................................................. 83 14.120 Pro Rata Share..................................................................................................... 83 14.121 Prohibited Transfer ............................................................................................. 83 14.122 Project ................................................................................................................. 83 14.123 Project Company ................................................................................................. 83 14.124 Project Company Agreement .............................................................................. 83 14.125 Project Company Interest .................................................................................... 83 14.126 Project Stabilization Date ................................................................................... 83 14.127 Property ............................................................................................................... 83 14.128 Property Management Agreement ...................................................................... 84

TABLE OF CONTENTS (cont’d.) Page 4911-3315-7434.12 373745.00010/4-21-26 LEGAL\114520902\2(vii) 14.129 Property Management Fee .................................................................................. 84 14.130 Property Manager................................................................................................ 84 14.131 Property Material & Rights ................................................................................. 84 14.132 Proposed Development ....................................................................................... 84 14.133 Purchase Notice .................................................................................................. 84 14.134 Purchase Price ..................................................................................................... 84 14.135 Quorum ............................................................................................................... 84 14.136 Re-Abandoned Well............................................................................................ 84 14.137 Recourse Documents .......................................................................................... 84 14.138 Regulatory Allocations ....................................................................................... 84 14.139 Removal Notice .................................................................................................. 84 14.140 Representative(s)................................................................................................. 85 14.141 Response Period .................................................................................................. 85 14.142 Rules ................................................................................................................... 85 14.143 Securities Acts .................................................................................................... 85 14.144 Shortfall............................................................................................................... 85 14.145 Stated Value ........................................................................................................ 85 14.146 Substantial Completion Date .............................................................................. 85 14.147 Target Capital Account ....................................................................................... 85 14.148 Tejon ................................................................................................................... 85 14.149 Tejon Consultants ............................................................................................... 86 14.150 Tejon Industrial Corp .......................................................................................... 86 14.151 Transfer ............................................................................................................... 86 14.152 TRC Pre-Formation Contracts ............................................................................ 86 14.153 Treasury Regulation ............................................................................................ 86 14.154 Unreturned Contribution Account ...................................................................... 86 EXHIBITS Exhibit “A” Names, Addresses, Percentage Interests and Initial Cash Contributions of the Members Exhibit “B” Legal Description of the Property Exhibit “C” Pre-Development Budget Exhibit “D” Contribution Agreement Exhibit “E” Description of Master Developer Work Exhibit “F” Intentionally Deleted Exhibit “G” List of TRC Pre-Formation Contracts and Consultants Exhibit “H” List of DP Pre-Formation Contracts and Consultants Exhibit “I” Right of First Refusal Exhibit “J” Legal Description of Parcel 1A